TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

The bull market in stocks raged on Wall Street again during 1997. The total return on the Standard & Poor's 500 (S&P 500) stock index was approximately 33%, bringing the three year total return to an unprecedented 123% gain for the index. As has been the case over the past several years, the large capitalization sector of the market outperformed the small cap sector. The return on the Standard & Poor's Small Cap 600 (S&P 600) stock index trailed that of the S&P 500 by 725 basis points (7 1/4 percentage points) during the year. Stocks climbed steadily through the first eight months of the year, while moving in a sideways pattern for the remainder of the year. The market began to re-evaluate the "best-of-all-worlds" scenario for the U.S. economy in light of the development of economic and currency crises in most of Asia.

Continued strong economic growth in the U.S., accompanied by low and declining inflation spurred continued declines in interest rates over the course of the year. The only sector of the yield curve not participating in the rate rally was the short end. Here, the Federal Reserve kept rates steady for most of the year, after a small 25 basis point (1/4 percentage point) hike in the fed funds rate early in the year.

The most potent challenge to the case for economic and market nirvana in the United States arose with the previously mentioned Asian economic situation. Massive currency devaluation across most of Asia is putting downward pressure on prices around the globe. While this is positive from an interest rate perspective, it is likely to slow growth in the U.S. and place pressure on corporate earnings. If this occurs, the stock market's three-year string of unprecedented returns may be at risk of being broken in 1998.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. For intermediate investment time frames, short-term market volatility may have more of an impact on investments and if your time horizon is less than a year, you may wish to consider options which seek income and maintain a relatively stable share price.

But, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. While this strategy - known as dollar cost averaging - won't assure a profit or protect you form loss in a declining market, it should help you lower the average cost of your purchases.

Maxim Series Fund offers a wide variety of investment options. Following is a review of the Portfolios.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund with the following sub-advisers providing services on certain of the portfolios:
Ariel Capital Management, Inc., Founders Asset Management, Inc., INVESCO Trust Company, Janus Capital Corporation, Loomis, Sayles & Company, L.P., Templeton Investment Counsel, Inc. and T. Rowe Price Associates, Inc.

If you have any questions, please call us so we may provide you the information you need to make the investments that are right for you.

Sincerely,

/s/ J.D. Motz

J.D. Motz
President and Chairman
Maxim Series Fund, Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

For more information on Maxim Series Fund, including charges and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

Maxim INVESCO ADR Portfolio

International  equities  delivered  mixed  results  in  1997 on the  heels  of a particularly volatile fourth quarter in the world's financial markets. Throughout the twelve month period European stocks fared best, delivering an impressive gain for the year of close to 25%. Asian markets performed poorly in 1997 more or less across the board, dragging down the overall performance in the benchmark. The MSCI EAFE declined 7.8% in the fourth quarter of 1997 leaving its gain for the full year at 1.8%. Activity in the Pacific Rim dominated events during the past year, with the severe currency devaluations in the smaller Asian countries and continued troubles in Japan's financial system resulting in poor performance across the region. The larger markets of Japan, Hong Kong and Singapore all declined by roughly 25% in 1997, while many of the emerging markets in the region fell by as much as 80% in U.S. dollar terms in the period. European equities dramatically outperformed other regions of the world owing to the prospect of a single European currency, a benign interest rate and inflation environment, accelerating economic growth, and significant corporate developments, including both mergers and restructuring activity.

In the Maxim INVESCO ADR portfolio, we adopt a bottom-up approach placing our primary emphasis on finding attractively priced stocks in the foreign markets, rather than using country selection as our starting point. The portfolio substantially outperformed the benchmark index over the year as we concentrated the portfolio holdings in Europe and limited exposure to the Asian Markets. We were also significantly underweight in Japanese equities. The portfolio was invested in 17 markets at the year-end and the best performing holdings were in the financial, pharmaceutical, utility and food sectors. In 1998, we will continue to target the developed countries represented in the EAFE Index and will invest in a broadly diversified list of well established, high-quality companies that are attractively valued on a global basis.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1994 - 1997:
Maxim INVESCO ADR Portfolio         $15,501.11
MSCI EAFE Index                     $11,572.61
As of 12/31/97

Maxim INVESCO ADR Total Return -
One Year       12.08%
Since Inception       14.85%
Portfolio inception 11/1/94.
Past performance is not predictive of future results.

Small-Cap Value Portfolio

Even with a strong economy, record corporate earnings, the lowest unemployment rate in 25 years and anemic inflation, by the fourth quarter, U.S. investors became concerned Asia's flu might be catching and our aging bull might be displaying some of its symptoms. Some fears were realized in October when the longest uninterrupted bull run in stock market history finally paused after commemorating its seventh birthday. As a result, the 10 year anniversary of the Crash of 1987 was upstaged by a record one-day drop in the Dow Jones Industrial Average--a 554 point decline on October 27.

Despite significant volatility, the large cap stocks of the Standard & Poor's 500 Index managed to weather the storm with an astonishing +33.4% gain for the year ending December 31, 1997. However, a downward spiral in the prices of the riskiest and most expensive securities whipsawed smaller issues--ultimately leaving the Russell 2500 with a +24.4% return. As a result of our low risk approach, the undervalued, franchise businesses of the Maxim Small-Cap Value Portfolio withstood the stock market's mood swings and outpaced the smaller company benchmarks.

The S&P 500's third consecutive year of 20+% gains is an anomaly. The facts prove it. Looking back to 1926, this is the first time in history such exceptional market strength has persisted over a 36 month period.

This reality check does not lead us to advocate divestiture from the stock market. Instead we emphasize patience when confronted with the inevitable tough periods. Similarly, we continue to underscore that an investor's return expectations should not be skewed by recent events but should instead reflect historical norms. With this said, given recent events, we believe large-cap stocks are more vulnerable to a near-term correction. Conversely, we expect small and medium-sized companies to rebound after an arduous period.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1993 - 1997:
Small-Cap Value       Portfolio                    $17,513.61
S&P 500 Index                       $23,134.67
As of 12/31/97

Maxim Small-Cap Value Total Return -
One Year       27.86%
Since Inception       14.71%
Portfolio inception 12/1/93.
Past performance is not predictive of future results.

Blue Chip Portfolio

Large capitalization blue chip stocks have effectively weathered much of the market volatility of recent months and their earnings have remained strong. The concern about Southeast Asia's continuing currency crisis has only served to support the popularity of large-cap stocks in the hope they will offer better stability, liquidity and earnings potential than smaller cap companies.

At this point, the Blue Chip Portfolio is invested conservatively with large, secure companies as we evaluate the impact of the Southeast Asian currency crisis. In fact, just under 3/4 of the stocks in the Blue Chip Portfolio are also found in the S&P 500 Index. We are also monitoring signs that the domestic economy may be slowing as some corporate earnings are being revised downward. At the same time valuations seem to be at the upper end of their range. In this environment, we continue to look for appropriate buying opportunities on a bottom-up, company-by-company basis. We will also continue to take advantage of buying stocks on sell-offs.

We are market-weighted in oil and gas stocks and overweighted in chemicals. We are reviewing the Portfolio's weighting in financial and technology stocks after we determined fourth quarter 1997 performance lagged in part because we were underweighted in these sectors. We have reduced the number of holdings in the portfolio in order to maintain a certain amount of liquidity in the Portfolio while staying focused on a smaller group of companies.

Our outlook for the market is cautious. We will continue to maintain a conservative posture by searching for companies that meet our strict criteria for investment.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1997:
Blue Chip Portfolio                 $10,316.00
S&P 500 Index                       $11,057.52
As of 12/31/97

Maxim Blue Chip Total Return -
Since Inception        3.16%
Portfolio inception 7/1/97.
Past performance is not predictive of future results.

Bond Portfolio

The  year  was a  roller  coaster  ride for the  corporate  bond  market.  After outperforming Treasuries by over 80 basis points through the first three-quarters, the investment grade corporate market caught a severe case of the Asian flu and finished the year underperforming Treasuries by 29 basis points.

This is the first time since 1990 that the corporate market has underperformed Treasuries. Leading the way down was the Yankee sector, which had a relative return to the Treasury market of -197 basis points. In the fourth quarter alone, this sector was down 225 basis points relative to Treasuries. Utilities was the top performing sector on duration-adjusted basis with an excess return of 61 basis points followed by the finance sector at +7 basis points and the industrial sector at +0 basis points.

When the Asian financial crisis first rocked the corporate bond market in mid-October, it had market-wide impact. However, Decembers' widening, stemming from Korea's credit crisis was much more localized. The debate among strictly investment grade investors over how to manage their Korean exposure turned into a moot point when both Moody's and S&P downgraded all Korean debt to below investment grade in late December.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1988 - 1997:
Bond Portfolio                      $21,430.57
Lehman Intermed. Govt/Corp Bond Index       $22,276.31
Lehman Intermed. Corp. Index        $22,535.51
As of 12/31/97

Maxim Bond Total Return -
One Year        7.07%
Five Year              6.39%
Ten Year        7.92%
Portfolio inception 2/25/82.
Past performance is not predictive of future results.

Corporate Bond Portfolio

The bond market enjoyed a stellar year in 1997. Despite a surging domestic economy and historically low unemployment, inflation remained relatively benign throughout the year. Higher quality corporates and longer Treasuries were among the strongest performers in 1997. This was fueled in part by the Federal Reserve Bank's decision to stand pat on interest rates for the latter part of the year as well as a "flight to quality" that occurred as a result of the Asian financial crisis. Interest rates declined sharply across the board, particularly on the long end of the yield curve. The bellweather 30 year Treasury yield began the year at 6.64%, rose slightly after an interest rate hike in March, then fell steadily ending the year at 5.92%.

Among domestic corporates, industrials had a strong year boosted by the cable/media and tobacco sectors. The portfolio's exposure to Yankee issues which represented approximately 18% of the portfolio as of year end proved to be a drag on performance in the fourth quarter as the Asian financial markets became derailed in late October and it became apparent that a quick turnaround would be unlikely. Recently, structural reforms in Southeast Asia have helped in stabilizing the region, and long term, we believe, the prospects for growth remain quite positive. Some bright spots in emerging markets included Latin American debt such as Argentina and Brazilian Brady Bonds as well as select Mexican credits. Allocation to Canadian Govt. and Provincial debt proved to be beneficial as the Canadian economy enjoyed another year of growth with little inflation. Also, modest allocation to preferred issues within the Utility sector added value to the portfolio during the course of the year. The high yield market enjoyed its' third consecutive year of solid returns. Despite a record amount of new issuance, demand for high yield issues continued to be strong throughout 1997. High yield zero coupon Canadian debt as well domestic high yield issues on average had a positive impact on performance for the year. Finally, despite a setback in the fourth quarter, the convertible bond portion of the account enjoyed another year of solid returns.

Concerns of an impending tightening by the Federal Reserve have abated and the emphasis has shifted towards possible deflationary concerns. As of year end the fund was diversified across 190 issues and invested in various qualities and sectors. Approximately 31.3% of the portfolio was allocated to below investment grade bonds. Our focus continues to be on a broad array of undervalued issues across the globe with stable to improving credit profiles. The Fund remains well structured for the current economic environment offering good yield advantage, call protection, and a moderate degree of international exposure.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1994 - 1997:
Corporate Bond Portfolio                     $15,954.45
Merrill Lynch Govt/Corp Bond Index           $13,509.55
As of 12/31/97

Maxim Corporate Bond Total Return -
One Year                 12.70%
Since Inception          15.89%
Portfolio inception 11/1/94.
Past performance is not predictive of future results.

Foreign Equity Portfolio

Since Loomis, Sayles & Company, L.P. assumed management on February 14, 1997, the Portfolio was restructured. The Portfolio's holdings in Japan and the United Kingdom were cut back, and assets were spread among more than 12 major markets to help increase performance potential while seeking to lower risk.

The portfolio restructuring was completed by the end of April, 1997. The Portfolio experienced a decline in the remaining eight months of the year - a period of considerable volatility in international markets. Two factors affected the Portfolio: the weakness of foreign currencies and instability in emerging markets. Currency hedging has been avoided in the belief that short-term currency swings are notoriously difficult to forecast and tend to balance out over time. The exposure to emerging markets, although never very large, nevertheless hurt performance in the second half of the year.

The international investment climate in 1997 was defined by two distinct investment themes: in Asia, an economic downturn; in Europe, an economic recovery combined with corporate restructuring.

Anticipating that sluggish earnings growth in Asia would persist, most of the region's markets were avoided for much of the year - a move that worked to the Portfolio's advantage. However, a modest position (8% at year end) in Japan was maintained. Japan offers some attractive investment opportunities, particularly in export-related stocks, such as Sony and Fuji Photo.

Asia is also becoming increasingly attractive to value investors. Including both currency declines and market drops, many of the Asian markets are down close to 75% in U.S. dollar terms for the past 12 months, making Asian stocks more affordable than they've been in years. Perhaps more important, many Asian companies, long focused on gaining market share, are being forced to emphasize earnings-per-share. Over the next several years, this could provide significant rewards for international equity investors.

In stark contrast to Asia, Europe's economy appears to be on the upswing. Many European companies are in the midst of very significant corporate restructuring
- cutting costs, re-engineering operations and putting greater emphasis on generating returns for shareholders. The trend towards leaner, meaner companies
- similar to the transformation that many U.S. companies underwent over the last 10 years - is creating widespread investment opportunity.

The majority of assets was invested in the major markets of Europe. The United Kingdom, comprising nearly 14% of the portfolio at year end, represents the Portfolio's largest country weighting, while investments in Italy and Portugal were among the Portfolio's top performers.

Unlike most international stock Portfolios, the Portfolio has the ability to invest up to 20% of assets in fixed-income securities, such as convertible bonds, as well as corporate and sovereign (foreign government) bonds. The Portfolio remains an equity fund, but this flexibility could be a major benefit for shareholders - because foreign bonds can sometimes provide a more appropriate way to take advantage of international investment opportunities.

A fairly small position in fixed-income instruments was maintained for much of the year because yields were not especially attractive. However, the recent downdraft in foreign markets was used to increase the Portfolio's exposure to international bonds. At year-end, fixed-income securities accounted for about 6% of the Portfolio's assets.

Although international equities in general have underperformed U.S. stocks over the last three years, there could be considerable investment possibilities in foreign markets. In fact, looking around the world for areas where major structural changes are underway that could boost corporate earnings and benefit shareholders, there may be considerable potential in European markets now, and in Asia over a slightly longer time horizon.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1994 - 1997:
Foreign Equity Portfolio                $10,141.24
Merrill Lynch Govt./Corp Bond Index     $11,572.61
As of 12/31/97

Maxim Foreign Equity Total Return -
One Year                 -5.69%
Since Inception          0.44%
Portfolio inception 11/1/94.
Past performance is not predictive of future results.

U.S. Government Mortgage Securities Portfolio

The MBS sector outperformed all other asset classes on a duration-adjusted basis in 1997. The strong performance of MBS was the result of several factors: low volatility, consistent investor demand and support from both FNMA and FHLMC in the form of portfolio purchases throughout the year. While interest rates declined, the downward move was gradual. Prepayment speeds were largely unaffected and the investor base remained complacent with respect to prepayment speed projections. However, volatility increased in the fourth quarter in response to heightened awareness of the Asian financial problems and the potential impact on the U.S. economy. Consequently, MBS performance in general suffered, with structured MBS experiencing more spread widening than the pass-through market.

The Maxim U.S Government Mortgage Portfolio was structured closely to the benchmark Index. The most significant difference was the Collateralized Mortgage Obligation (CMO) allocation. While the Lehman Mortgage Index is comprised solely of pass-throughs, the Maxim Portfolio CMO holdings represented close to 10% of the total portfolio. The CMO allocation resulted in underperformance of the Maxim portfolio versus the Index because of the spread widening in this particular asset class through the last two months of 1997. Overall, the portfolio performance slightly lagged the benchmark Index for the year because of the structural differences.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1992- 1997:
U.S. Govt. Mortgage Securities Portfolio     $14,281.41
Lehman Bros. Mortgage-Backed Index           $14,277.11
As of 12/31/97

Maxim U.S. Govt. Mortgage Securities Total Return -
One Year                 8.64%
Five Year                6.99%
Since Inception          7.26%
Portfolio inception 12/1/92.
Past performance is not predictive of future results.

Growth Index Portfolio

The Maxim Growth Index Portfolio had a total return after fees of 29.26%. This beat the average actively managed U.S. stock fund by 4.9%. The Russell 1000 Growth stocks lagged the Value portion 30.49% to 35.18% due to the technology stock fall-off at the end of the year.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1993- 1997:
Growth Index Portfolio                       $21,936.38
Russell 1000 Growth Index                    $22,979.20
As of 12/31/97

Maxim Growth Index Total Return -
One Year                 29.26%
Since Inception          21.21%
Portfolio inception 12/1/93.
Past performance is not predictive of future results.

Investment Grade Bond Portfolio

The year was an average one in the high-grade bond market. The first quarter saw bonds show a negative return as long Treasuries closed at 7.10% up 55 basis points for the quarter. Weighing on the market were Federal Reserve Chairman Greenspan's now-famous statement about "irrational exuberance" in the financial markets in late February and the Fed's 25 basis point tightening in March.

During the second quarter the market remained on "Fed watch", anticipating another increase in short-term interest rates. This tightening failed to materialize as the economy began to slow and low inflation reigned. The long bond ended the quarter at 6.79%.

Over the third quarter the market rallied, retreated, then finished strong. The quarter began with the Fed Chairman talking of a strong economy with low inflation and the passing of a balanced budget. August brought about a strong employment report, improved consumer sentiment, new Treasury supply, and a declining dollar. The market retreated. The quarter ended on a strong note as the inflation numbers were benign and the Fed appeared on hold. The long bond fell to 6.40%.

In the fourth quarter, the Asian economic crisis rocked financial markets across the globe. On October 27, the stock market fell 554 points, the largest one-day loss in history. The Government bond sector saw huge safe haven buying while corporate bond spreads widened dramatically. The long bond closed the year just under 6.00%.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1992- 1997:
Investment Grade Corporate
   Bond Portfolio                            $13,744.06
Lehman Intermed. Corp. Index                 $14,724.73
Lehman Intermed. Govtr.Corp Index            $14,800.74
As of 12/31/97

Maxim Investment Grade Corporate Bond Total Return -
One Year                 6.85%
Five Year                6.30%
Since Inception          6.46%
Portfolio inception 12/1/92.
Past performance is not predictive of future results.

International Equity Portfolio

1997 was a year of widely different returns. In emerging markets, the outcome was mixed. Asia returns were strongly negative and the ten worst performing markets were all in the Pacific Rim with Thailand, South Korea and Indonesia being the most damaging with US dollar declines of over 65% on the year. Non-Asian emerging markets made substantial gains with Turkey, Hungary, Greece and Mexico all recording US dollar returns in excess of 35 %.

In the developed markets - once again led by the US - returns were strongly positive. In 1997, Continental Europe in general produced returns slightly behind those of the US, but nevertheless, generally in the 10-30% range (in US dollars). The exception to this rule for developed markets was Japan where the eight year bear market continued to grind inexorably on.

Four or five years ago, we were often asked why the investor should bother with global funds. Why not simply concentrate on emerging markets? Now we have turned in the opposite direction. Some investors question why one would invest in emerging markets. Now, as then, our answer is unchanged. Investment should be made where the most undervalued securities are. After this year's events, there is likely to be a greater proportion in the emerging markets and we would expect portfolios to reflect this through 1998.

In the developed markets, there are now fewer undervalued securities, and in some cases overvalued securities. Hence exposure there is likely to continue to fall. Europe has represented a fairly large exposure and while there are not an overwhelming number of new "bargains" being unearthed there at present, neither are there a large number of overvalued securities. It is therefore likely that the exposure to Europe will continue along similar lines to present.

In our view, the best way to truly reduce volatility is to invest in the most undervalued securities worldwide. Risk lies in investing in securities which are over-valued and as such can be reduced but not removed - by diligent company research, leading to a diversified portfolio. Safety will not be found in the so called "flight to quality" if that flight consists of buying high quality companies which are heavily overvalued. High quality companies can sustain sharp share price falls and one only has to consider the experience of Japanese blue chips since 1989 to bear this out. There are certainly overvalued securities in the world, but equally there are undervalued ones. This has always been the case, it is only their respective proportions which change.

We may be in a global bear market and if this is the case, there will certainly be further downside. The evidence shows that a bear market on average lasts twelve months and on average equity values fall by 25% in real terms. We have already seen bear markets in Asia and the early stages of undervaluation appears as the pessimism deepens. Perhaps the developed markets will be next given the stretched valuations. Unfortunately, history does not provide a guide as to timing. It does however provide a guide as to the appropriate course of action: be patient, search for value and invest in a diversified portfolio. This is the target Templeton global equity group has always set for themselves.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1993- 1997:
International Equity Portfolio      $14,259.00
MSCI EAFE Index                     $13,976.61
As of 12/31/97

International Equity Total Return -
One Year                 1.99%
Since Inception          9.07%
Portfolio inception 12/1/92.
Past performance is not predictive of future results.

Maxim INVESCO Balanced Portfolio

The Portfolio uses a bottom-up approach to stock selection. This has resulted in an overweighted position in consumer cyclical/retail and utilities. As the capital goods and basic materials cycle slows, we have lowered our sector exposure selectively -- ending the year underweighted in basic materials, technology, and financial services for valuation reasons. Market-weighted positions have been taken in energy, capital goods, communication services, consumer staples, and health care. At year end, the portfolio's allocation was 61% equities, 36% fixed income, and 3% cash. This allowed the portfolio to participate in the bond rally, while attempting to limit exposure to volatile world markets.

The U.S. bond market ended the month with 30-year Treasury yields at 5.92% vs. last month's 6.05%. The strong performance in Treasuries has been driven by signs of benign inflationary pressure and a "flight to quality." Further evaluation of the effect that the Asian economic turmoil is expected to have on the U.S. economy in 1998, prompts us to reduce our expected trading range for the 30-year Treasury in the upcoming year by 25 basis points to 5.5% to 6.5%. This situation has intensified since our trading range was adjusted a few months ago. We anticipate further decreases in pricing power and less foreign demand for U.S. goods as a result of the Asian events. This "spillover" from Asia will result in a slower rate of U.S. GDP growth, and even less of a threat of inflation in the upcoming year. We are optimistic of the long-term outlook for bonds, and continue to believe that the yield on the 30-year Treasury will approach 5% within the next few years.

The portfolio's relative performance was influenced by the bond rally, a lower cash position for the Santa Claus rally, and limited exposure in volatile sectors such as technology and energy. The equity component of the portfolio slightly underperformed on a relative basis, due to year-end sector rotation and a belief that Christmas was a disappointment. December was the only month in 1997 the Retail Index underperformed the S&P 500. However, as the holiday season ended, the consumer cyclical/retail sector accelerated as companies appear not to have traded sales for profits. In the longer term, we continue to like the retail sector due to relative valuations and weakening Asian currencies. Selective retailers have proven a beneficial way of cutting currency and exporting risk.

The  exceptional  performance  of  the  fixed-income  portion  of  the  Balanced
Portfolio can be attributed to our credit-risk approach, and the further development of the "stranded cost" theme. Developments within the electric utility deregulation environment continue to validate our large allocation to this sector.

The overall economic outlook for the U.S. appears to be for moderating economic growth and continued low inflation. In fact, global and domestic deflationary fears are starting to influence market psychology. In addition, Asian currency issues continue to impact world markets. The portfolio will continue to remain more defensive in nature as world events evolve. For many companies such as retailers, cheaper imports from SE Asia allow additional benefits to earnings. The opposing case can be made for other companies who are large exporters. Thus, the portfolio continues to position itself accordingly. It is not anticipated that the fixed-income component will be increased unless the 30-year bond approaches 6.50%, which appears less likely as we approach 5.5% yields. It is anticipated the portfolio will maintain a neutral duration approximating 5.0 to
5.1 years. On the equity front, we continue to look for strength in five areas: good fundamental stories, strong balance sheets, strong management, competitive advantage, and good cash flow.

Putable bonds currently represent 10% of our fixed-income holdings, and provide some protection from an upward movement in rates. In the fixed-income portion of the portfolio, we have approximately 35% exposure to the electric utility "stranded cost" theme, and may maintain this allocation as the regulatory environment performs in line with expectations. We remain focused on credit-risk analysis, and our themes of electric utilities "stranded cost" and special situations remain intact.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1996 - 1997:
Maxim INVESCO Balanced Portfolio    $13,190.74
Lipper Balanced Index               $12,673.68
S&P 500 Index                       $13,718.74
Lehman Govt/Corp Bond Index         $11,017.84
As of 12/31/97

Maxim INVESCO Balanced Total Return -
One Year                 26.10%
Since Inception          24.79%

Portfolio inception 10/1/96.

Past performance is not predictive of future results.

Maxim INVESCO Small-Cap Growth

Domestic and overseas markets continued to be volatile during the month of December. Intraday swings of 1% to 2% were common. Investors were cautious due to the Asian crises and its potential impact on profits of U.S. companies. Since smaller-capitalization companies generally have relatively little exposure to foreign countries, the impact to our companies is expected to be minimal.

However, large-capitalization stocks demonstrated relative outperformance in December, as the volatility of the markets drove investors to seek the liquidity of large-capitalization defensive names.

Despite the volatility over the past month, our strategy has not changed. We continue to focus on companies that have accelerating earnings within growth industries.

The portfolio underperformed the Russell 2000 for the month. The small-cap growth investment style significantly underperformed small cap-value with the Russell 2000 Growth Index lagging the Russell 2000 Value Index by a wide margin. Most of the portfolio's underperformance can be traced to the energy and technology sectors. Technology continues to be a focus for the portfolio. Longer term, the technology sector continues to offer attractive growth prospects.

The energy sector significantly underperformed the Russell 2000 during the month of December and the fourth quarter. Tensions between the U.S. and Iraq contributed to the volatility in commodity prices and energy stocks. The Asian crisis also contributed to weakness in energy stocks as the market responded to fears of slowing Asian demand. Many of our names corrected over 15% despite strong fundamentals. The diversification of the portfolio helped stem the losses. We continue to focus on companies with strong earnings potential.

Management intends to use a bottom-up, analytical approach to uncover companies with accelerating earnings growth due to rapid sales growth, and new products or services.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1994- 1997:
Maxim INVESCO Small-Cap
   Growth Portfolio                 $19,991.50
Russell 2000 Index                  $18,039.12
As of 12/31/97

Maxim INVESCO Small-Cap Growth Total Return -
One Year                 18.70%
Since Inception          24.45%
Portfolio inception 11/1/94.
Past performance is not predictive of future results.

MidCap Portfolio

Despite increased volatility during the fourth quarter, the portfolio paced its benchmark, the S&P MidCap 400 Index, and managed to outperform its peer group. According to Lipper Analytical Services, Inc., the average mid-cap fund finished the period down 3.14%, while the portfolio posted a modest gain.

Domestic markets generally proved resilient and managed to sidestep much of the downturn in Asia. Strength in the bond market, where long-term bond yields dropped below 6%, helped bolster equities. After experiencing a dramatic sell-off at the end of October, stocks rebounded to recoup most of their losses. The rebound was fairly limited in its scope, however, and large stocks outperformed their small and midsize counterparts. The large, familiar household names of the multinationals came back into popularity, and helped the S&P 500 to post a gain of 2.87% for the quarter. Meanwhile, the Russell 2000 and the S&P MidCap 400 Indices underperformed their larger counterpart, returning (3.35%) and 0.83%, respectively.

Nevertheless, the portfolio had a number of standouts and several other strong performers. The portfolio also took advantage of market dips to add several positions, including some new ideas in the technology sector. Because product cycles tend to be extremely short and earnings can be erratic, selectivity is the key in this industry. Only names with unique business franchises were added. During the period, a few positions were sold at a profit, and positions with significant exposure to Asia were also deleted. While the portfolio had many strong performers, it did have some disappointments as well.

Going into 1998, the aftershocks of Asia's economic malaise will continue to be felt, and even the U.S. will not be immune from certain effects of the "Asian Contagion." However, a slowdown in the U.S. economy is not necessarily a negative event. Wage pressures were building, and had been approaching an inflection point. If growth had continued unabated, the portfolio almost certainly would have seen clearer signs of inflation. However, because of Asia's downturn, the U.S. economy has already begun to slow from its rapid pace, and this will help restrain economic growth, and in turn, inflation going forward.

The bond market's recent rally is also good news, and yields have broken to very low levels. In the fourth quarter alone, rates dropped from 6.40% to 5.92%--a substantial decline. In 1998, rates have fallen even further, breaking to their lowest levels since the 30-year bond was first issued in the mid-seventies. This is tremendously positive for stocks, which have two key linchpins: interest rates and earnings.

But the strength of corporate earnings is the current wildcard for equities going forward. Estimates vary, but many experts predict that the S&P 500 Index's earnings will increase by only 5% next year. And we've already begun to see a contraction in earnings. Allied Signal, 3M, 3Com, and Oracle each announced earnings difficulties during the fourth quarter, stemming in part from the Far East, and this trend will in all likelihood increase. However, stock valuations in general remain at fairly high levels, so the general consensus seems to be dismissing the potential impact on many companies going forward.

For the portfolio, we remain positive on our companies, and the portfolio began to see some early indications of their potential during the fourth quarter. In a less robust economic environment, companies that can consistently deliver earnings well in excess of their peer group should be awarded a premium or scarcity value. In the research process, we try to emphasize companies that can grow profits in any sort of macroeconomic environment. The key going into the new year will be owning stocks that can deliver excellent growth when earnings begin to dissipate. It is believed that this plays to our strength, because many of our companies have either met or exceeded earnings estimates for many quarters. Owning companies with superior earnings growth has always been the focus, and it will remain so going forward.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1994 -1997:
MidCap Portfolio                    $16,783.93
S&P Mid-Cap 400 Index               $19,904.19
As of 12/31/97

Maxim MidCap Total Return -
One Year                 12.95%
Since Inception          13.82%
Portfolio inception 1/1/94.
Past performance is not predictive of future results.

MidCap Growth Portfolio

Following stellar gains in 1995 and 1996, the stock market turned in another unusually good performance in 1997 despite an October sell-off triggered by a currency crisis in Southeast Asia. The advance was again led by the type of large-capitalization, blue chip companies that compose the Standard & Poor's 500 Stock Index.

Mid-cap stocks lagged the major large-cap indices in the first half of the year, staged a strong comeback in the third quarter, and faded again in the last three months of 1997. Except for a brief period from April to October, growth stocks trailed value stocks by a considerable margin.

As we begin 1998, the critical investment issue is whether the Asian economic crisis will affect the U.S. stock market. We are likely to see many of these countries begin to contract, which may well slow our economy and further dampen our inflation rate. If domestic labor markets continue to tighten, the result could be a squeeze on corporate profits as wages rise but companies are unable to pass through price increases.

As always, we manage your portfolio not by making major macroeconomic judgments but by relying on fundamental research to pick stocks we believe will produce good returns over a reasonable time horizon. However, we make adjustments at the margin in response to changing conditions. A year ago, we observed a bifurcation in the mid-cap growth universe into momentum stocks, featuring fast growing companies with accelerating fundamentals trading at high valuations, and plodders, growing more slowly but trading at lower valuations. In the last year, many (though not all!) of the momentum stocks returned to more reasonable valuations, and we have increased our focus on some of these. Conversely, we are emphasizing the plodders a bit less, in part because they may not fare as well in a more difficult pricing environment.

Relative to the overall market, we believe mid-cap growth stocks look quite attractive. The aggregate underlying growth rate of our portfolio companies exceeds the market, yet their average P/E ratio is only modestly higher. In addition, many of our mid-cap companies have little direct foreign exposure, which could be an advantage for the first time in several years. Finally, the lower long-term U.S. capital gains tax rate should favor small and mid-cap growth companies, most of which pay little or no dividends. We believe the mid-cap growth sector and your portfolio are well positioned to achieve attractive returns over the long run.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000)
1997:
MidCap Growth Portfolio             $11,086.00
S&P Mid-Cap 400 Index               $11,702.68
As of 12/31/97

Maxim MidCap Total Return -
Since Inception       10.86%
Portfolio inception 7/1/97.
Past performance is not predictive of future results.

Maxim Aggressive Profile Portfolio
The Aggressive Profile Portfolio seeks to achieve its investment objective by investing in other Maxim Portfolios ("Underlying Portfolios") designed to provide the highest possible return, while still being adequately diversified between several asset classes. The process of determining which Underlying Portfolios to include in the Aggressive Profile Portfolio consists of two parts. First, we determine which asset classes to include and in what proportion. Then we decide in which Underlying Portfolios from those asset classes to allocate money.

In order to help determine how asset classes should be selected, a mean-variance optimization model from Ibbotson Associates, a Chicago-based, financial consulting group is used. This model allows us to look at a large number of portfolios and select the combination that gives you the most return for your chosen level of risk. The model examines not only the expected return and variance of the individual asset class, but also incorporates how the asset classes move with each other. This relationship, known as correlation, can substantially lower overall risk in a portfolio. For example, given the low correlations between international stocks and domestic stocks, we would expect that when domestic stocks fall, international issues would not fall as far or may even go up. By combining expected returns, variance and covariance, the optimization model creates an efficient frontier of the best possible portfolios for a given level of risk. We target five portfolios along the efficient frontier to approximate the risk/reward structure of the Profile Portfolios. The Aggressive Profile Portfolio looks for Underlying Portfolios that are toward the higher end of the risk spectrum. It then selects asset classes that provide a high level of return, while still being adequately diversified. These asset classes include small, medium, and large company stocks, as well as international stocks. The optimization is performed annually to update the model with the prior year's information.

After the optimization procedure develops the asset class allocations, the top performing funds available for each asset class are identified. The top performing funds are determined by a Fund Performance Review process. Once again Ibbotson was asked to comment on the appropriateness of these fund evaluation procedures. They approved of the use of three selection criteria: fund returns, risk versus return performance (Sharpe ratio), and Morningstar rating. These three criteria correspond to tests where the Underlying Portfolios are compared versus a universe of other funds whose returns are reported by Morningstar. Allocation is then made to the Underlying Portfolios which outperform the majority of other funds in each of these three tests. This allocation to the Underlying Portfolios also seeks to diversify across one, two, or even three funds per asset class. This prevents too large an allocation to one fund manager while still providing for top performance. This fund allocation process is updated quarterly to take into account any new information.

The Aggressive Profile Portfolio is rebalanced for one of several reasons including new testing from the Fund Performance Review, changes in the weighting of asset classes due to optimization, or simply due to growth.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1997:
Aggressive Profile Portfolio        $10,331.00
Composite Index*                    $10,102.98
As of 12/31/97

Aggressive Profile Total Return -
Since Inception       3.31%
Portfolio inception 9/9/97.
Past performance is not predictive of future results.

The composite benchmark is a blend of the following indexes, weighted as shown
MSCI World excluding the U.S.      25%
Russell 2000 Index                 20%
S&P 500 Index                      25%
S&P MidCap 400 Index               30%

Maxim Moderately Aggressive Profile Portfolio
The Moderately Aggressive Profile Portfolio seeks to achieve its investment objective by investing in other Maxim Portfolios ("Underlying Portfolios") designed to provide the highest possible return with moderate to high risk, while still being adequately diversified between several asset classes. The process of determining which funds to include in this fund consists of two parts. First, we determine which asset classes to include and in what proportion. Then we decide in which Underlying Portfolios from those asset classes to allocate money.

In order to help determine how asset classes should be selected, a mean-variance optimization model from Ibbotson Associates, a Chicago-based, financial consulting group is used. This model allows us to look at a large number of portfolios and select the combination that gives you the most return for your chosen level of risk. The model examines not only the expected return and variance of the individual asset class, but also incorporates how the asset classes move with each other. This relationship, known as correlation, can substantially lower overall risk in a portfolio. For example, given the low correlations between international stocks and domestic stocks, we would expect that when domestic stocks fall, international issues would not fall as far or may even go up. By combining expected returns, variance and covariance, the optimization model creates an efficient frontier of the best possible portfolios for a given level of risk. We target five portfolios along the efficient frontier to approximate the risk/reward structure of the Profile Portfolios. The Moderately Aggressive Profile Portfolio looks for portfolios that are toward the middle to upper area of the risk spectrum. It then selects asset classes that provide a high level of return, while still being adequately diversified. These asset classes include intermediate term bonds, small, medium, and large company stocks, as well as international stocks. The optimization is performed annually to update the model with the prior year's information.

After the optimization procedure develops the asset class allocations, the top performing funds available for each asset class are identified. The top performing funds are determined by a Fund Performance Review process. Once again Ibbotson was asked to comment on the appropriateness of these fund evaluation procedures. They approved of the use of three selection criteria: fund returns, risk versus return performance (Sharpe ratio), and Morningstar rating. These three criteria correspond to tests where the Underlying Portfolios are compared versus a universe of other funds whose returns are reported by Morningstar. Allocation is then made to the Underlying Portfolios which outperform the majority of other funds in each of these three tests. This allocation to the Underlying Portfolios also seeks to diversify across one, two, or even three funds per asset class. This prevents too large an allocation to one fund manager while still providing for top performance. This fund allocation process is updated quarterly to take into account any new information.

The Moderately Aggressive Profile Portfolio is rebalanced for one of several reasons including new testing from the Fund Performance Review, changes in the weighting of asset classes due to optimization, or simply due to growth.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000)
1997:
Moderately Aggressive Profile Portfolio      $10,366.00
Composite Index*                             $10,185.95
As of 12/31/97

Moderately Aggressive Profile Total Return -
Since Inception       3.66%
Portfolio inception 9/9/97.
Past performance is not predictive of future results.

The composite benchmark is a blend of the following indexes, weighted as shown
Lehman Intermed. Govt.Corp   15%
MSCI World excluding the U.S.      20%
Russell 2000 Index                 10%
S&P 500 Index                      35%
S&P MidCap 400 Index               20%

Maxim Moderate Profile Portfolio
The Moderate Profile seeks to achieve its investment objective by investing in other Maxim Portfolios ("Underlying Portfolios") designed to provide the highest possible return with moderate risk, while still being adequately diversified between several asset classes. The process of determining which funds to include in this fund consists of two parts. First, we determine which asset classes to include and in what proportion. Then we decide in which Underlying Portfolios from those asset classes to allocate money.

In order to help determine how asset classes should be selected, a mean-variance optimization model from Ibbotson Associates, a Chicago-based, financial consulting group is used. This model allows us to look at a large number of portfolios and select the combination that gives you the most return for your chosen level of risk. The model examines not only the expected return and variance of the individual asset class, but also incorporates how the asset classes move with each other. This relationship, known as correlation, can substantially lower overall risk in a portfolio. For example, given the low correlations between international stocks and domestic stocks, we would expect that when domestic stocks fall, international issues would not fall as far or may even go up. By combining expected returns, variance and covariance, the optimization model creates an efficient frontier of the best possible portfolios for a given level of risk. We target five portfolios along the efficient frontier to approximate the risk/reward structure of the Profile Portfolios. The Moderate Profile Portfolio looks for portfolios that are toward the middle of the risk spectrum. It then selects asset classes that provide a high level of return, while still being adequately diversified. These asset classes include short term bonds, longer term bonds, small, medium, and large company stocks, as well as international stocks. The optimization is performed annually to update the model with the prior year's information.

After the optimization procedure develops the asset class allocations, the top performing funds available for each asset class are identified. The top performing funds are determined by a Fund Performance Review process. Once again Ibbotson was asked to comment on the appropriateness of these fund evaluation procedures. They approved of the use of three selection criteria: fund returns, risk versus return performance (Sharpe ratio), and Morningstar rating. These three criteria correspond to tests where the Underlying Portfolios are compared versus a universe of other funds whose returns are reported by Morningstar. Allocation is then made to the Underlying Portfolios which outperform the majority of other funds in each of these three tests. This allocation to the Underlying Portfolios also seeks to diversify across one, two, or even three funds per asset class. This prevents too large an allocation to one fund manager while still providing for top performance. This fund allocation process is updated quarterly to take into account any new information.

The Moderate Profile Portfolio is rebalanced for one of several reasons including new testing from the Fund Performance Review, changes in the weighting of asset classes due to optimization, or simply due to growth.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000)
1997:
Moderate Profile Portfolio                   $10,260.00
Composite Index*                             $10,207.32
As of 12/31/97

Moderate Profile Total Return -
Since Inception       2.60%
Portfolio inception 9/9/97.
Past performance is not predictive of future results.

The composite benchmark is a blend of the following indexes, weighted as shown Lehman Govt/Corp 1-3 Year 15% Lehman Intermed. Govt.Corp 15% MSCI World excluding the U.S. 15% Russell 2000 Index 10% S&P 500 Index 30% S&P MidCap 400 Index 15%

Maxim Moderately Conservative Profile Portfolio

The Moderately Conservative Profile Portfolio seeks to achieve its investment objective by investing in other Maxim Portfolios ("Underlying Portfolios") designed to provide the highest possible return with low to moderate risk, while still being adequately diversified between several asset classes. The process of determining which funds to include in this fund consists of two parts. First, we determine which asset classes to include and in what proportion. Then we decide in which Underlying Portfolios from those asset classes to allocate money.

In order to help determine how asset classes should be selected, a mean-variance optimization model from Ibbotson Associates, a Chicago-based, financial consulting group is used. This model allows us to look at a large number of portfolios and select the combination that gives you the most return for your chosen level of risk. The model examines not only the expected return and variance of the individual asset class, but also incorporates how the asset classes move with each other. This relationship, known as correlation, can substantially lower overall risk in a portfolio. For example, given the low correlations between international stocks and domestic stocks, we would expect that when domestic stocks fall, international issues would not fall as far or may even go up. By combining expected returns, variance and covariance, the optimization model creates an efficient frontier of the best possible portfolios for a given level of risk. We target five portfolios along the efficient frontier to approximate the risk/reward structure of the Profile Portfolios. The Moderately Conservative Profile Portfolio looks for portfolios that are toward the middle to lower area of the risk spectrum. It then selects asset classes that provide the maximum level of return, while still being adequately diversified. These asset classes include short term bonds, longer term bonds, medium and large company stocks, as well as international stocks. The optimization is performed annually to update the model with the prior year's information.

After the optimization procedure develops the asset class allocations, the top performing funds available for each asset class are identified. The top performing funds are determined by a Fund Performance Review process. Once again Ibbotson was asked to comment on the appropriateness of these fund evaluation procedures. They approved of the use of three selection criteria: fund returns, risk versus return performance (Sharpe ratio), and Morningstar rating. These three criteria correspond to tests where the Underlying Portfolios are compared versus a universe of other funds whose returns are reported by Morningstar. Allocation is then made to the Underlying Portfolios which outperform the majority of other funds in each of these three tests. This allocation to the Underlying Portfolios also seeks to diversify across one, two, or even three funds per asset class. This prevents too large an allocation to one fund manager while still providing for top performance. This fund allocation process is updated quarterly to take into account any new information.

The Moderately Conservative Profile Portfolio is rebalanced for one of several reasons including new testing from the Fund Performance Review, changes in the weighting of asset classes due to optimization, or simply due to growth.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000)
1997:
Moderately Conservative Profile Portfolio    $10,229.00
Composite Index*                             $10,221.63
As of 12/31/97

Moderately Conservative Profile Total Return -
Since Inception       2.29%
Portfolio inception 9/9/97.
Past performance is not predictive of future results.

The composite benchmark is a blend of the following indexes, weighted as shown Lehman Govt/Corp 1-3 Year 20% Lehman Intermed. Govt.Corp 30% MSCI World excluding the U.S. 15% S&P 500 Index 25% S&P MidCap 400 Index 10%

Maxim Conservative Profile Portfolio

The Conservative Profile seeks to achieve its investment objective by investing in other Maxim Portfolios ("Underlying Portfolios") designed to provide the highest possible return with very low risk, while still being adequately diversified between several asset classes. The process of determining which funds to include in this fund consists of two parts. First, we determine which asset classes to include and in what proportion. Then we decide in which Underlying Portfolios from those asset classes to allocate money.

In order to help determine how asset classes should be selected, a mean-variance optimization model from Ibbotson Associates, a Chicago-based, financial consulting group is used. This model allows us to look at a large number of portfolios and select the combination that gives you the most return for your chosen level of risk. The model examines not only the expected return and variance of the individual asset class, but also incorporates how the asset classes move with each other. This relationship, known as correlation, can substantially lower overall risk in a portfolio. For example, given the low correlations between international stocks and domestic stocks, we would expect that when domestic stocks fall, international issues would not fall as far or may even go up. By combining expected returns, variance and covariance, the optimization model creates an efficient frontier of the best possible portfolios for a given level of risk. We target five portfolios along the efficient frontier to approximate the risk/reward structure of the Profile Portfolios. The Conservative Profile Portfolio looks for portfolios that are toward the lower end of the risk spectrum. It then selects asset classes that provide a maximum level of return, while still being adequately diversified. These asset classes include short-term bonds, longer term bonds, as well as large company stocks. The optimization is performed annually to update the model with the prior year's information.

After the optimization procedure develops the asset class allocations, the top performing funds available for each asset class are identified. The top performing funds are determined by a Fund Performance Review process. Once again Ibbotson was asked to comment on the appropriateness of these fund evaluation procedures. They approved of the use of three selection criteria: fund returns, risk versus return performance (Sharpe ratio), and Morningstar rating. These three criteria correspond to tests where the Underlying Portfolios are compared versus a universe of other funds whose returns are reported by Morningstar. Allocation is then made to the Underlying Portfolios which outperform the majority of other funds in each of these three tests. This allocation to the Underlying Portfolios also seeks to diversify across one, two, or even three funds per asset class. This prevents too large an allocation to one fund manager while still providing for top performance. This fund allocation process is updated quarterly to take into account any new information.

The Conservative Profile Portfolio is rebalanced for one of several reasons including new testing from the Fund Performance Review, changes in the weighting of asset classes due to optimization, or simply due to growth.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000)
1997:
Conservative Profile Portfolio               $10,360.00
Composite Index*                             $10,334.71
As of 12/31/97

Conservative Profile Total Return -
Since Inception       3.60%
Portfolio inception 9/9/97.
Past performance is not predictive of future results.

The composite benchmark is a blend of the following indexes, weighted as shown Lehman Govt/Corp 1-3 Year 35% Lehman Intermed. Govt.Corp 40% S&P 500 Index 25%

Small-Cap Index Portfolio

With a total return after fees of 21.00%, the performance of the Maxim Small Cap Index Portfolio improved significantly over recent years' returns. There were 66 record closing highs set for 1997. While the S&P 600 increased from the 160.00 level at mid-year, to 192.48 in mid-October, it gave up 5.88% through the end of the year. The Personal Care group of stocks led the upward move with a return of 36.38%.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1993 -1997:
Small-Cap Index Portfolio           $16,989.22
Russell 2000 Index                  $18,183.55
S&P 600 Index                       $19,794.89
As of 12/31/97

Maxim Small-Cap Index Total Return -
One Year                 21.00%
Since Inception          13.86%
Portfolio inception 12/1/93.
Past performance is not predictive of future results.

Stock Index Portfolio

While volatility increased during 1997, the S&P 500 and S&P 400 both gave stellar performances. The S&P 500 increased 33.36%, on a total return basis, for the year. The S&P 400 increased 32.25%. The Maxim Stock Index Portfolio (MSIP) rose 32.20%. The MSIP beat the average actively managed U.S. stock fund by 7.81%. Lower interest rates as well as merger mania helped drive the market. There was nearly $1 trillion worth of merger activity in 1997. The yield on the 30-year treasury fell below 6.0%, setting off record mortgage refi activity.

While large brand name companies dominated the market most of the year, a late shift towards Mid-Cap stocks benefited the S&P 400. Financial Services took over for a lagging technology sector to lead the market to a record smashing performance.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1988 -1997:
Stock Index Portfolio               $42,354.39
S&P 500 Index                       $52,573.19
As of 12/31/97

Maxim Stock Index Total Return -
One Year       32.20%
Five Year      19.15%
Ten Year       15.53%
Portfolio inception 2/25/82.
Past performance is not predictive of future results.

Short-Term Maturity Bond Portfolio

The Short Term Maturity Bond Portfolio had a spectacular year in 1997 as it doubled in size from $39 million in assets to$78 million. The portfolio benefited from the increased volatility in the equity markets in the second half of the year that caused asset reallocations.

During the year, the portfolio stayed very close to its benchmark duration and remained in the higher quality sectors. Despite an over-weighting in the corporate sector, the portfolio slightly outperformed its index for the year.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1995 -1997:
Short-Term Maturity Bond Portfolio           $11,448.47
Lehman 1-3 Year Govt/Corp Index              $11,612.34
As of 12/31/97

Maxim Short-Term Maturity Bond Total Return -
One Year                 6.14%
Since Inception          5.76%
Portfolio inception 8/1/95.
Past performance is not predictive of future results.

Total Return Portfolio

1997 capped an extraordinary three year period for the U.S. equity markets with the Standard & Poor's 500 Composite returning in excess of 31.0%. The market continued to be powered by a strong economy, low inflation and interest rates and a strong flow of funds. However, the advance was marked by heightened volatility which encompassed several significant market corrections throughout the year, the most recent the result of the Asian crisis, an event that destabilized world markets. Smaller capitalized stocks, as represented by the Russell 2000, lagged the large cap indices for the third consecutive year, returning a still respectable 20%.

Due to our expectations for accelerating economic growth during 1997, the portfolio began the year with strong exposure to the capital goods and energy sectors. This focus was subsequently reduced as the uncertainty of the Asian impact began to weigh on valuations. Financials remained a key sector emphasis throughout the year, favorably impacting our full year performance. Our technology exposure has been neutral but focused on top tier companies with diversified revenue streams, an element that helped insulate our portfolio during the late year sell off.

In the fixed income market, strong economic growth in the U.S. led to a brief backup in interest rates early in the year. However, subdued inflationary pressures in the U.S. as well as the deflationary influences of the Asian crisis, enabled interest rates to decline through the balance of the year. Entering 1997, the Portfolio's exposure to this asset class was below average, reflecting our economic outlook. However, as a more favorable environment developed, we increased our exposure to bonds. A position in Canadian bonds and the subsequent narrowing in the Canada/U.S. spread contributed to the fund's strong performance.

As we move into 1998, investor sentiment has clearly shifted toward concern regarding the impact of the problems in southeast Asia. The U.S. economy, on average, is well diversified in its foreign exposure, thus we still anticipate corporate profits in the U.S. to exhibit moderate growth in 1998. This, coupled with favorable inflation and interest rates and a strong flow of funds should provide the impetus for further modest gains in the market. However, these gains are expected to be achieved in the context of a much more volatile and difficult market environment than that of recent years.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1988 -1997:
Total Return Portfolio              $32,254.29
Lipper Balanced Fund Index          $32,614.70
As of 12/31/97

Maxim Total Return  Total Return -
One Year       23.48%
Five Year      13.08
Ten Year       12.42%
Portfolio inception 7/29/87.
Past performance is not predictive of future results.

Maxim T. Rowe Price Equity/Income Portfolio

The equity market performed well in 1997 as good corporate earnings, continued low inflation, and a supportive interest rate environment provided ample fuel for the advance. The performance of stocks in the second half was particularly impressive in light of the market's October jitters and concern over the volatility of the Asian markets.

The past year was characterized by tremendous volatility. Equities struggled in the first quarter, particularly in the small-capitalization sector, but prices rebounded sharply in the second and third quarters. The fourth quarter returned to a pattern of mixed results as weakness in October, culminating with the decline of 554 points for the Dow Jones Industrial Average on October 27, was more than offset by steady gains in November and December.

The portfolio's return for the year was in line with its Lipper Variable Annuity Underlying Equity Income Funds benchmark but lagged the Standard & Poor's 500 Stock Index, a not uncommon pattern for conservative funds like the T. Rowe Price Equity/Income Portfolio in very strong years such as 1997.

Stock returns were notably impressive coming on the heels of considerable market strength in 1995 and 1996. The 1995-1997 period, in fact, is the first time in modern history that stock market returns have exceeded 20% in three consecutive years.

In a volatile environment, we tuned out as much short-term noise as possible by doing what we have always done: identify reasonably valued opportunities with attractive yields and price/earnings ratios, good upside potential, and limited downside risk.

We also executed a number of transactions over the last six months, adding major new holdings in companies which, in our opinion, possess interesting valuation characteristics and the potential for price gains in the year ahead. The largest sales during the second half were securities whose prices had advanced to the point where we no longer felt comfortable with their relative valuations. Electric utility and telephone company stocks performed well in the last six months after several years of underperformance.

The equity market has provided investors with three unprecedented years of prosperity. However, as prices have advanced, the market's valuation appeal and likely near-term potential have diminished.

We question how long the "delinkage" between the underlying rate of corporate earnings and dividend growth on one hand, and the more rapid advance of security prices on the other, can continue. The volatility we experienced in the opening weeks of 1998, due in part to the turmoil in Asia, is a reminder that investing entails risks that sometimes get in the way of positive returns. While our emphasis is solely on uncovering interesting investment values, we believe it is prudent to have more modest expectations for equity market performance in the year ahead.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1994 -1997:
Maxim T. Rowe Price
   Equity/Income Portfolio          $20,244.79
S&P 500 Index                       $22,061.71
As of 12/31/97

Maxim T. Rowe Price Equity/Income Total Return -
One Year                 28.82%
Since Inception          24.95%
Portfolio inception 11/1/94.
Past performance is not predictive of future results.

Small-Cap Aggressive Growth Portfolio

For the small cap market, 1997 finished the same way it began - on a down note. Concern over the Asian crisis and a flight to quality caused investors to shy away from small stocks. Ironically, it is the large cap stocks that performed the best yet that is the group that has the most exposure to the world economy and particularly the far east. In the second half of the year, the small cap market was up strongly initially, but it rolled over under the wave of uncertainty regarding world economic events. The portfolio performed well for 1997, finishing up for the year versus the Russell 2000 Index and the average small cap fund. Our value bias in the fund helped as the value stocks had a stellar year led by the financial stocks as the Russell 2000's best performing sector.

For the year, strong stock selection led to the out performance over the benchmark. Our sector weights had a slightly negative effect on the portfolio, but this was overcome by selecting good stocks within those sectors. This has been and always will be our focus. We do not spend time trying to figure out the direction of the market or which sectors will perform the best. We spend all of our time trying to identify which stocks have the best prospects going forward. While our sector weights end up being different than the market, this is only due to either having many good ideas or not many good ideas in that sector. Stock selection, we believe, should always be the driver to portfolio returns. In 1997 for example, health care was the second worst performing sector yet our stocks in that group were up on average over 25%. Technology was the worst area in which to invest, yet our stocks in that sector were up on average over 15%.

We expect that with the Asian crisis and the potential for a slowing domestic economy, earnings concerns will plague the market in the near term. This view only changes our line of sight with regard to the market as we look for companies that are reasonably valued and that are best positioned to experience solid and steady earnings growth.

1998 is sure to provide a challenging investment environment. With three years of 20% plus returns, the market has come to expect an idyllic environment. Many of the factors that caused this optimism remain: low interest rates, low inflation and a slow growing economy. We may have passed the optimal state however, as we are now seeing the potential problems of deflation. It remains to be seen what effect the Asian crisis will have on the world and domestic economy. The uncertainty however, is what the market has not had to deal with over the last three years. Uncertainty brings volatility and opportunity, something we will be keeping an eye out for in our search for the best stocks to hold in the portfolio.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1994- 1997:
Maxim Small-Cap Aggressive
   Growth Portfolio                 $20,532.90
Russell 2000 Index                  $18,033.63
As of 12/31/97

Maxim Small-Cap Aggressive Growth Total Return -
One Year                 24.50%
Since Inception          25.50%
Portfolio inception 11/1/94.
Past performance is not predictive of future results.

U.S. Government Securities Portfolio

Volatility was low through most of 1997. Therefore, MBS performance was exceptionally strong through the year, on both an absolute and a relative basis. Although interest rates declined, the move down was gradual. Prepayments on mortgage product were stable, demand was robust and spreads tightened versus comparable duration Treasuries in the MBS sector. The MBS sector outperformed intermediate Treasuries, Investment Grade Corps, Agencies as well as the ABS sector.

Similar to the 1996 environment, the agencies played a significant role in supporting the pass-through and CMO markets in 1997. Both FNMA and FHLMC grew their portfolios by over 20% in 1997. This support is key to continued strong performance in the MBS sector as it represents a buyer of last resort.

The Maxim U.S. Government Securities Portfolio was structured similarly to the benchmark Index in terms of allocations within the MBS sector. Overall, the portfolio was overweighted in the MBS sector versus the Lehman Intermediate Government/Mortgage Index. This led to enhanced performance versus the Index for year-to-date outperformance at December 31, 1997, of 60 basis points.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1988 -1997:
U.S. Government Securities Portfolio        $22,866.65
Merrill Lynch Mortgage Index                $24,644.69
Lehman Mortgage-Backed Securities Index     $24,342.22
Lehman Intermed. Govt/Mortgage Index        $22,831.32
As of 12/31/97

Maxim U.S. Government Securities Total Return -
One Year        8.51%
Five Year       6.74%
Ten Year        8.62%
Portfolio inception 4/8/85.
Past performance is not predictive of future results.

Value Index Portfolio

The Maxim Value Index Portfolio (MVIP) had another banner year, beating the average actively managed U.S. stock fund by 9.73%. It was the top performing index fund in the Maxim family with a total return after fees of 34.08%. The Value portion of the Russell 1000 outperformed the Growth portion 35.18% to 30.49% for the year. Late in the year, the MVIP benefited from yield shoppers buying utility stocks.

{Graph}
Investment Value in thousands (assuming a beginning balance of $10,000) 1993 -1997:
Value Index Portfolio               $21,859.98
Russell 1000 Value Index            $22,539.79
As of 12/31/97

Maxim Value Index Total Return -
One Year                 34.08%
Since Inception          21.11%
Portfolio inception 12/1/93.
Past performance is not predictive of future results.

                                 MAXIM SERIES FUND, INC.

                                  MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 1997 and 1996

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Bond Portfolio, Money Market Portfolio, Stock Index Portfolio, Total Return Portfolio, and U.S. Government Securities Portfolio, of Maxim Series Fund, Inc., as of December 31, 1997, the related statement of operations, and the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Bond Portfolio, Money Market Portfolio, Stock Index Portfolio, Total Return Portfolio, and U.S. Government Securities Portfolio, of Maxim Series Fund, Inc., at December 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.




January 30, 1998


MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     U.S.
                                                                  MONEY           STOCK            TOTAL          GOVERNMENT
                                                  BOND           MARKET           INDEX           RETURN          SECURITIES
                                                PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                              -------------    ------------    ------------    --------------   ---------------
ASSETS:
Investments at value:
    Short-term investments                                     452,478,562       3,677,387                          8,383,102
    Bonds                                      68,567,523                                        2,100,668         53,477,104
    Common stocks                                                              813,170,489       3,632,590
                                              -------------    ------------    ------------    --------------   ---------------
       Total investments (cost                 68,567,523      452,478,562     816,847,876       5,733,258         61,860,206
$68,217,358; $452,478,562;
           $474,214,264; $4,558,842;
$59,936,064)


Cash                                                                22,729                         438,106             89,779
Dividends and interest receivable               1,482,113          727,082       1,083,758          55,210            301,406
Subscriptions receivable                           17,770          177,441
Receivables for investments sold                2,230,118                          218,063                    0     7,026,022
                                              -------------    ------------    ------------    --------------   ---------------
       Total assets                            72,297,524      453,405,814     818,149,697       6,226,574         69,277,413
                                              -------------    ------------    ------------    --------------   ---------------

LIABILITIES:
  Dividends payable                                                 61,518
  Due to GW Capital Management                     38,238          189,086         436,060           3,333             31,642
  Redemptions payable                                                              167,391             450            542,846
  Payables for investments purchased            1,975,583                          159,678                         10,391,008
                                              -------------    ------------    ------------    --------------   ---------------
       Total liabilities                        2,013,821          250,604         763,129           3,783         10,965,496
                                              -------------    ------------    ------------    --------------   ---------------

NET ASSETS                                     70,283,703      453,155,210     817,386,568       6,222,791         58,311,917
                                              =============    ============    ============    ==============   ===============

NET ASSETS REPRESENTED BY:
  Capital stock,    .10 par value               5,799,297       45,284,876      27,732,593         395,356          5,341,054
  Additional paid-in capital                   65,065,240      407,870,334     445,700,600       4,575,561         53,476,259
  Net unrealized appreciation on                  350,165                      342,633,612       1,174,416          1,924,142
investments
  Undistributed net investment income               1,420                            4,344             327            (28,590)
  Accumulated net short-term realized gain
     (loss) on investments                       (884,842)                       1,315,419         (34,729)          (111,815)
  Accumulated net long-term realized gain
     (loss) on investments                        (47,577)                                         111,860         (2,289,133)
                                              -------------    ------------    ------------    --------------   ---------------

NET ASSETS                                     70,283,703      453,155,210     817,386,568       6,222,791         58,311,917
                                              =============    ============    ============    ==============   ===============

NET ASSET VALUE PER OUTSTANDING SHARE               1.2119           1.0007          2.9474          1.5740             1.0918
                                              =============    ============    ============    ==============   ===============

SHARES OF CAPITAL STOCK:
  Authorized                                  200,000,000       600,000,000    500,000,000     100,000,000        200,000,000
  Outstanding                                  57,992,972       452,848,763    277,325,927       3,953,568         53,410,535

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         U.S.
                                                                           MONEY           STOCK         TOTAL        GOVERNMENT
                                                              BOND         MARKET          INDEX        RETURN        SECURITIES
                                                           PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                           -----------   -----------    -----------   -----------    ------------
INVESTMENT INCOME:
    Interest                                                5,052,811    24,689,301        487,250       998,060      4,117,125
    Dividends                                                                           18,350,478       269,824
    Less:  Foreign withholding tax                                                         (55,920)         (485)
                                                           -----------   -----------    -----------   -----------    ------------
            Total income                                    5,052,811    24,689,301     18,781,808     1,267,399      4,117,125

EXPENSES:
    Management fee                                            444,724    2,027,526       6,451,773       241,372        357,013
                                                           -----------   -----------    -----------   -----------    ------------

NET INVESTMENT INCOME                                       4,608,087    22,661,775     12,330,035     1,026,027      3,760,112
                                                           -----------   -----------    -----------   -----------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net short-term realized gain on investments                 140,350                    3,219,003     3,704,369         82,996
  Net long-term realized gain on investments                  401,983                   282,332,889   12,496,652        382,576
  Change in net unrealized appreciation (depreciation)       (116,442)                   3,659,278    (7,818,086)       517,584
on investments
                                                           -----------   -----------    -----------   -----------    ------------

  Net change in realized and unrealized appreciation          425,891                   289,211,170    8,382,935        983,156
                                                           -----------   -----------    -----------   -----------    ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        5,033,978    22,661,775     301,541,205    9,408,962      4,743,268

                                                           ===========   ===========    ===========   ===========    ============

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996
-----------------------------------------------------------------------------------------------------------------------------------

                                                        BOND                      MONEY MARKET                 STOCK INDEX
                                                      PORTFOLIO                    PORTFOLIO                    PORTFOLIO
                                             ----------------------------  ---------------------------  ---------------------------
                                                 1997           1996          1997           1996          1997           1996
                                             -------------  ------------- -------------  -------------  ------------  -------------
INCREASE (DECREASE) IN  NET ASSETS:

OPERATIONS:
  Net investment income                       4,608,087      4,776,585    22,661,775     16,951,353     12,330,035    12,821,122
  Net short-term realized gain (loss) on        140,350     (1,025,192)                                  3,219,003       367,869
investments
  Net long-term realized gain on                401,983        114,977                                  282,332,889    4,072,466
investments
  Change in net unrealized appreciation        (116,442)      (665,279)                                  3,659,278    145,236,441
(depreciation) on investments
                                             -------------  ------------- -------------  -------------  ------------  -------------

      Net increase in net assets resulting    5,033,978      3,201,091    22,661,775     16,951,353     301,541,205   162,497,898
from operations

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income and net         (4,606,667)    (4,776,585)   (22,661,775)   (16,951,353)   (14,258,027)  (13,160,240)
short-term realized gain
  From net long-term realized gain                                                                      (34,266,926)  (3,808,466)
                                             -------------  ------------- -------------  -------------  ------------  -------------
      Total distributions                    (4,606,667)    (4,776,585)   (22,661,775)   (16,951,353)   (48,524,953)  (16,968,706)

SHARE TRANSACTIONS:
  Net proceeds from sales of shares           3,273,612     21,377,613    290,148,354    487,115,045    135,816,779   292,635,996
  Reinvestment of distributions               4,606,667      4,776,585    22,600,256     16,951,353     48,524,953    16,968,706
  Cost of shares redeemed                    (16,116,996)   (26,510,694)  (256,046,588)  (384,870,499)  (556,777,774) (225,787,173)
                                             -------------  ------------- -------------  -------------  ------------  -------------
    Net increase (decrease) in net assets
resulting from
    share transactions                       (8,236,717)      (356,496)   56,702,022     119,195,899    (372,436,042) 83,817,529
                                             -------------  ------------- -------------  -------------  ------------  -------------

      Total increase (decrease) in net       (7,809,406)    (1,931,990)   56,702,022     119,195,899    (119,419,790) 229,346,721
assets

NET ASSETS:
  Beginning of period                        78,093,109     80,025,099    396,453,188    277,257,289    936,806,358   707,459,637
                                             =============  ============= =============  =============  ============  =============
  End of period                              70,283,703     78,093,109    453,155,210    396,453,188    817,386,568   936,806,358
                                             =============  ============= =============  =============  ============  =============

OTHER INFORMATION:

SHARES:
  Sold                                        2,701,377     17,660,443    289,952,140    486,785,632    50,080,739    136,295,020
  Issued in reinvestment of distributions     3,831,637      3,972,398    22,584,973     16,939,889     16,813,960     7,480,570
  Redeemed                                   (13,299,737)   (21,930,923)  (255,873,435)  (384,610,230)  (185,685,533) (105,028,108)
                                                                          -------------
                                             =============  =============                =============  ============  =============
  Net increase (decrease)                    (6,766,723)      (298,082)   56,663,678     119,115,291    (118,790,834) 38,747,482
                                             =============  ============= =============  =============  ============  =============


See notes to financial statements.                                (Continued)

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996
-----------------------------------------------------------------------------------------------------------------------------------

                                                             TOTAL RETURN                U.S. GOVERNMENT
                                                               PORTFOLIO              SECURITIES PORTFOLIO
                                                       --------------------------  ----------------------------
                                                          1997           1996          1997           1996
                                                       ------------  -------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                                 1,026,027     1,685,250      3,760,112     4,025,250
  Net short-term realized gain (loss) on investments    3,704,369       (61,774)        82,996      (194,811)
  Net long-term realized gain (loss) on investments    12,496,652     3,392,612        382,576       (10,233)
  Change in net unrealized appreciation                (7,818,086)    1,763,008        517,584    (1,345,799)
(depreciation) on investments
                                                       ------------  -------------  ------------  -------------
      Net increase in net assets resulting from         9,408,962     6,779,096      4,743,268     2,474,407
operations

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income and net short-term        (4,703,024)   (1,685,250)    (3,758,702)   (4,025,250)
realized gain
  From net long-term realized gain                     (12,597,742)  (3,179,662)
                                                       ------------  -------------  ------------  -------------
      Total Distributions                              (17,300,766)  (4,864,912)    (3,758,702)   (4,025,250)

SHARE TRANSACTIONS:
  Net proceeds from sales of shares                     5,114,779    32,220,631      8,527,479    19,719,465
  Reinvestment of distributions                        17,300,766     4,864,912      3,758,702     4,025,250
  Cost of shares redeemed                              (72,961,754)  (29,514,951)   (19,036,693)  (20,589,968)
                                                       ------------  -------------  ------------  -------------
    Net increase (decrease) in net assets resulting
from
    share transactions                                 (50,546,209)   7,570,592     (6,750,512)    3,154,747
                                                       ------------  -------------  ------------  -------------

      Total increase (decrease) in net assets          (58,438,013)   9,484,776     (5,765,946)    1,603,904

NET ASSETS:
  Beginning of period                                  64,660,804    55,176,028     64,077,863    62,473,959
                                                       ============  =============  ============  =============
  End of period                                         6,222,791    64,660,804     58,311,917    64,077,863
                                                       ============  =============  ============  =============

OTHER INFORMATION:

SHARES:
  Sold                                                  3,583,514    24,044,972      7,875,640    18,277,697
  Issued in reinvestment of distributions                 784,435     3,595,953      3,492,361     3,759,180
  Redeemed                                             (48,626,630)  (21,972,635)   (17,630,768)  (19,150,378)
                                                       ============  =============  ============  =============
  Net increase (decrease)                              (44,258,681)   5,668,290     (6,262,767)    2,886,499
                                                       ============  =============  ============  =============



See notes to financial statements.                                  (Concluded)

MAXIM SERIES FUND, INC.


BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1997, 1996, 1995, 1994, and 1993 is as follows:

                             Year Ended December 31,
                                  ----------------------------------------------------------------
                                     1997          1996          1995       1994         1993
                                  ------------  ------------  ----------- ----------  ------------

Net Asset Value, Beginning of        1.2059        1.2301        1.1352      1.2274      1.2259
Year

Income From Investment
Operations

Net investment income                0.0767        0.0745        0.0736      0.0634      0.0632
Net short-term realized gain         0.0024
Net long-term realized and
unrealized gain (loss)               0.0036       (0.0242)       0.0949     (0.0922)     0.0326
                                  ------------  ------------  ----------- ----------  ------------

Total Income (Loss) From
Investment Operations                0.0827        0.0503        0.1685     (0.0288)     0.0958

Less Distributions

From net investment income          (0.0767)      (0.0745)      (0.0736)    (0.0634)    (0.0632)

From net realized gains                                                                 (0.0311)
                                  ------------  ------------  ----------- ----------  ------------

Total Distributions                 (0.0767)      (0.0745)      (0.0736)    (0.0634)    (0.0943)
                                  ------------  ------------  ----------- ----------  ------------

Net Asset Value, End of Year         1.2119        1.2059        1.2301      1.1352      1.2274
                                  ============  ============  =========== ==========  ============

Total Return                         7.07%         4.26%        15.21%      (2.36)%      8.56%

Net Assets, End of Period          70,283,703   78,093,109    80,025,099  68,965,299  84,696,187

Ratio of Expenses
to Average Net Assets                0.60%         0.60%         0.60%       0.60%       0.60%

Ratio of Net Investment Income
to Average Net Assets                6.22%         6.10%         6.16%       5.33%       5.02%

Portfolio Turnover Rate             90.81%       117.39%       191.58%      60.85%     164.32%




                                                                    (Continued)

MAXIM SERIES FUND, INC.

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1997, 1996, 1995, 1994, and 1993 is as follows:



                                   Year Ended December 31,
                                  --------------------------------------------------------------
                                              -
                                     1997         1996         1995        1994         1993
                                  ------------ -----------  -----------  ----------  -----------

Net Asset Value, Beginning of        1.0007       1.0007       1.0007       1.0007       1.0007
Year

Income From Investment
Operations

Net investment income                0.0512       0.0493       0.0555       0.0394       0.0278
                                  ------------ -----------  -----------  ----------  -----------


Total Income From Investment
Operations                           0.0512       0.0493       0.0555       0.0394       0.0278
                                  ------------ -----------  -----------  ----------  -----------

Less Distributions

From net investment income          (0.0512)     (0.0493)     (0.0555)     (0.0394)     (0.0278)
                                  ------------ -----------  -----------  ----------  -----------

Net Asset Value, End of Year         1.0007       1.0007       1.0007       1.0007       1.0007
                                  ============ ===========  ===========  ==========  ===========

Net Assets, End of Year           453,155,210  396,453,188  277,257,289  186,587,262 96,997,973

Ratio of Expenses
to Average Net Assets                0.46%        0.46%        0.46%        0.46%        0.46%

Ratio of Net Investment Income
to Average Net Assets                5.14%        4.99%        5.55%        3.96%        2.82%




                                                                     (Continued)

MAXIM SERIES FUND, INC.

STOCK INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1997, 1996, 1995, 1994, and 1993 is as follows:



                             Year Ended December 31,
                                -----------------------------------------------------------------
                                    1997          1996         1995         1994         1993
                                -------------- -----------  ------------ -----------  -----------

Net Asset Value, Beginning          2.3650         1.9796       1.4978      1.5575       1.4506
of Year

Income From Investment
Operations

Net investment income               0.0364         0.0336       0.0334      0.0350       0.0320

Net short-term realized gain        0.0116         0.0009       0.0010
Net long-term realized and
unrealized gain (loss)              0.7080         0.3951       0.4953     (0.0335)      0.1097
                                -------------- -----------  ------------ -----------  -----------

Total Income From Investment
Operations                          0.7560         0.4296       0.5297      0.0015       0.1417

Less Distributions

From net investment income
and
net short-term realized gains      (0.0437)       (0.0345)     (0.0344)    (0.0350)     (0.0320)

From net long-term realized        (0.1299)       (0.0097)     (0.0135)    (0.0262)     (0.0028)
gains
                                -------------- -----------  ------------ -----------  -----------

Total Distributions                (0.1736)       (0.0442)     (0.0479)    (0.0612)     (0.0348)
                                -------------- -----------  ------------ -----------  -----------

Net Asset Value, End of Year        2.9474         2.3650       1.9796      1.4978       1.5575
                                ============== ===========  ============ ===========  ===========

Total Return                       32.20%         21.81%       35.60%       0.14%        9.84%

Net Assets, End of Year         817,386,568    936,806,358  707,459,637  497,339,992  562,189,394

Average Commission Rate Paid
Per Share Bought or Sold            0.0343         0.0389

Ratio of Expenses
to Average Net Assets               0.60%          0.60%        0.60%       0.60%        0.60%

Ratio of Net Investment
Income
to Average Net Assets               1.15%          1.58%        1.91%       2.23%        2.14%

Portfolio Turnover Rate            17.30%          3.31%        5.25%      11.98%        1.68%


                                             (Continued)

MAXIM SERIES FUND, INC.

TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1997, 1996, 1995, 1994, and 1993 is as follows:

                             Year Ended December 31,
                                  ---------------------------------------------------------------
                                     1997        1996         1995        1994          1993
                                  -----------  ----------  -----------  ----------  -------------

Net Asset Value, Beginning of        1.3412       1.2969      1.1238       1.2065      1.1327
Year

Income From Investment
Operations

Net investment income                0.0628       0.0366      0.0421       0.0382      0.0326

Net short-term realized gain         0.9370                   0.0139

Net long-term realized and
unrealized gain (loss)              (0.6875)      0.1146      0.1960      (0.0704)     0.1025
                                  -----------  ----------  -----------  ----------  -------------

Total Income (Loss) From
Investment Operations                0.3123       0.1512      0.2520      (0.0322)     0.1351

Less Distributions

From net investment income and
net short-term realized gains       (0.0627)     (0.0366)    (0.0560)     (0.0382)    (0.0326)

From net long-term realized         (0.0168)     (0.0703)    (0.0229)     (0.0123)    (0.0287)
gains
                                  -----------  ----------  -----------  ----------  -------------

Total Distributions                 (0.0795)     (0.1069)    (0.0789)     (0.0505)    (0.0613)
                                  -----------  ----------  -----------  ----------  -------------

Net Asset Value, End of Year         1.5740       1.3412      1.2969       1.1238      1.2065
                                  ===========  ==========  ===========  ==========  =============

Total Return                        23.48%       11.75%      22.70%       (2.68)%     12.19%

Net Assets, End of Year           6,222,791    64,660,804  55,176,028   41,348,517  39,297,459

Average Commission Rate Paid
Per Share Bought or Sold             0.0699       0.0691

Ratio of Expenses
to Average Net Assets                0.60%        0.60%       0.60%        0.60%       0.60%

Ratio of Net Investment Income
to Average Net Assets                2.56%        2.78%       3.41%        3.30%       2.88%

Portfolio Turnover Rate             55.44%       74.52%      44.70%       74.85%      58.02%

                                                                    (Continued)

MAXIM SERIES FUND, INC.

U.S. GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1997, 1996, 1995, 1994, and 1993 is as follows:
------------------------------------------------------------------------------------------------

                             Year Ended December 31,
                                  --------------------------------------------------------------
                                     1997        1996         1995         1994         1993
                                  -----------  ----------  -----------  -----------  -----------

Net Asset Value, Beginning of        1.0738       1.1001      1.0138       1.1061       1.1141
Year

Income From Investment
Operations

Net investment income                0.0707       0.0675      0.0723       0.0572       0.0881
Net short-term realized gain         0.0016
Net long-term realized and
unrealized gain (loss)               0.0164      (0.0263)     0.0863      (0.0924)     (0.0006)
                                               ----------  -----------  -----------  -----------
                                  -----------

Total Income (Loss) From
Investment Operations                0.0887       0.0412      0.1586      (0.0352)      0.0875

Less Distributions

From net investment income          (0.0707)     (0.0675)    (0.0723)     (0.0571)     (0.0887)

From net realized gains                                                                (0.0068)
                                  -----------  ----------  -----------  -----------  -----------

Total Distributions                 (0.0707)     (0.0675)    (0.0723)     (0.0571)     (0.0955)
                                  -----------  ----------  -----------  -----------  -----------

Net Asset Value, End of Year         1.0918       1.0738      1.1001       1.0138       1.1061
                                  ===========  ==========  ===========  ===========  ===========

Total Return                         8.51%        3.92%      16.09%       (3.20)%       9.35%

Net Assets, End of Year           58,311,917   64,077,863  62,473,959   56,338,235   51,424,663

Ratio of Expenses
to Average Net Assets                0.60%        0.60%       0.60%        0.60%        0.60%

Ratio of Net Investment Income
to Average Net Assets                6.32%        6.22%       6.76%        5.47%        8.49%

Portfolio Turnover Rate             55.54%      145.02%     185.57%      308.47%       27.28%



                                                                     (Continued)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS DECEMBER 31, 1997 AND 1996
-------------------------------------------------------------------------------


1.      HISTORY OF THE FUND

        Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 as an open-end management investment company. Interests in the Bond, Money Market, Stock Index, Total Return, and U.S. Government Securities portfolios (the Portfolios) are represented by separate classes of beneficial interest of the Fund. Shares of the Fund are sold to Maxim Series Account, Pinnacle Series Account, FutureFunds Series Account, FutureFunds Series Account II, Qualified Series Account, and Retirement Plan Series Account of Great-West Life & Annuity Insurance Company (the Company), to fund benefits under variable annuity contracts and variable life insurance policies issued by the Company and to the TNE Series (k) Account of Metropolitan Life Insurance Company ("Met") to fund benefits under variable annuity contracts issued by Met. Shares of the Fund are also sold to the Profile Portfolios of the Fund which are sold only to FutureFunds Series Account of the Company to fund benefits under variable annuity contracts. The shares are sold at a price equal to the respective net asset value per share of each class of shares.

2.      SIGNIFICANT ACCOUNTING POLICIES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

        The following is a summary of the significant accounting policies of the
Fund:

        Dividends

        Dividends from investment income of the Money Market Portfolio are declared daily and reinvested monthly. Dividends from investment income of the Bond and U.S. Government Securities Portfolios are declared and reinvested quarterly. Dividends from investment income of the Stock Index Portfolio, and the Total Return Portfolio are declared and reinvested semi-annually. Dividends from capital gains of all portfolios are declared in the fiscal year in which they have been earned and are reinvested in additional shares at net asset value. The Total Return Portfolio declared a consent dividend of 16,117,133 as of December 31, 1997.

        Security Transactions

        Security transactions are accounted for on the date the securities are purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO) for the Stock Index Portfolio and Total Return Portfolio, and specific lot selection for all other portfolios.

        The U.S. Government Securities Portfolio may enter into repurchase agreements which settle at a specified future date. Amounts owing to brokers under these agreements are included in Payables for Investments Purchased in the accompanying financial statements. This liability was $3,466,050 at December 31, 1997, and was collateralized by securities of approximately the same value.

        Security Valuation

        Securities traded on national securities exchanges are valued daily at the closing prices of the securities on these exchanges, and securities traded on over-the-counter markets are valued daily at the average between the quoted bid and asked prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

        The portfolios may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost and fair value of these restricted securities held at December 31, 1997 were as follows:

                                                          Bond Portfolio
                                                       --------------------

                              Aggregate Cost                 12,193,140
                              Aggregate Fair Value           12,320,580

                              Percent of Net Asssets             17.53%


        Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income is recorded daily.

        Federal Income Taxes

        For federal income tax purposes, each Portfolio qualifies as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 1997, the Bond and U.S. Government Securities Portfolios had available for federal income tax purposes unused capital loss carryovers of $1,004,788 and $2,523,445, respectively, which expire between 2002 and 2004.

3.      INVESTMENT ADVISORY AGREEMENT

        The Fund had entered into an investment advisory agreement with The Great-West Life Assurance Company through October 31, 1996. Effective November 1, 1996, a wholly-owned subsidiary of the Company, GW Capital Management, LLC., serves as investment advisor. As compensation for its services to the Fund and to cover operating expenses of the Fund, the investment advisor receives monthly compensation at the annual rate of .46% of the average daily net assets of the Money Market Portfolio, .60% of the average daily net assets of the Bond, Stock Index, Total Return, and U.S. Government Securities Portfolios.

4.      UNREALIZED APPRECIATION (DEPRECIATION)

        Gross unrealized appreciation (depreciation) of securities is as follows as of December 31, 1997:

                                                                         U.S.
                                             STOCK        TOTAL       GOVERNMENT
                                BOND         INDEX        RETURN      SECURITIES
                              PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
                             -----------  -----------  -----------  ------------


        Gross appreciation      954,493    351,382,840  1,233,418     1,930,402

        Gross depreciation    (604,328)    (8,749,228)    (59,002)       (6,260)
                             -----------  -----------  -----------  ------------

        Net unrealized          350,165    342,633,612  1,174,416     1,924,142
        appreciation
                             ===========  ===========  ===========  ============

                                 MAXIM SERIES FUND, INC.


                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 1997 and 1996

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Corporate Bond Portfolio, Small-Cap Index Portfolio and Small-Cap Value Portfolio, of Maxim Series Fund, Inc., as of December 31, 1997, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Corporate Bond Portfolio, Small-Cap Index Portfolio and Small-Cap Value Portfolio, of Maxim Series Fund, Inc., at December 31, 1997 and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.




January 30, 1998

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
                                                        CORPORATE       SMALL-CAP       SMALL-CAP
                                                           BOND           INDEX           VALUE
                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                       -------------    -----------   --------------
ASSETS:
Investments at value:
    Short-term investments                              9,397,627        1,138,810        1,464,335
    Bonds                                              146,343,407
    Common stocks                                         110,948       119,936,279      21,237,981
    Preferred stocks                                    4,095,202
                                                       -------------    -----------   --------------
       Total investments (cost $ 155,532,156;          159,947,184      121,075,089      22,702,316
$110,089,254; $18,868,335)

Cash                                                                        25,589           12,967
Dividends and interest receivable                       2,801,743           70,587           33,735
Subscriptions receivable                                  284,834          219,333           93,895
Receivables for securities sold                           487,067          280,101
                                                       -------------    -----------   --------------

    Total assets                                       163,520,828      121,670,699      22,842,913
                                                       -------------    -----------   --------------

LIABILITIES:
Due to GW Capital Management                              127,968           63,055           25,524
Payable for investments purchased                       4,508,471          152,839          291,147
                                                       -------------    -----------   --------------

    Total liabilities                                   4,636,439          215,894          316,671
                                                       -------------    -----------   --------------

NET ASSETS                                             158,884,389      121,454,805      22,526,242
                                                       =============    ===========   ==============

NET ASSETS REPRESENTED BY:
  Capital stock, $.10 par value                        13,261,347        9,648,478        2,460,840
  Additional paid-in capital                           139,694,737      100,311,494      15,953,921
  Net unrealized appreciation on investments            6,260,941       10,985,835        3,833,981
  Undistributed net investment income                      30,848              855             (157)
  Accumulated net short-term realized gain  on            531,709          501,775          167,122
investments
  Accumulated net long-term realized gain on              950,720            6,368          110,535
investments
  Net unrealized (depreciation) on translation of
assets and
    liabilities denominated in foreign currencies      (1,845,913)
                                                       -------------    -----------   --------------

NET ASSETS                                             158,884,389      121,454,805      22,526,242
                                                       =============    ===========   ==============

NET ASSET VALUE PER OUTSTANDING SHARE                       1.1981           1.2588           0.9154
                                                       =============    ===========   ==============

SHARES OF CAPITAL STOCK:
  Authorized                                           200,000,000      200,000,000     100,000,000
  Outstanding                                          132,613,467      96,484,785       24,608,401

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------

                                                        CORPORATE          SMALL-CAP          SMALL-CAP
                                                          BOND               INDEX              VALUE
                                                        PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                      --------------     --------------    ----------------
INVESTMENT INCOME:
    Interest                                            9,630,763              84,890          216,975
    Dividends                                             346,486           1,209,780          387,134
    Less: Foreign withholding tax                                                (193)
                                                      --------------     --------------    ----------------

      Total income                                      9,977,249           1,294,477          604,109

  EXPENSES:
     Salaries                                                                                    8,179
     Legal and SEC fees                                                                          5,147
     Directors' fees                                                                               426
     Audit fees                                                                                  5,110
     Investment administration                                                                  58,076
     Bank and custodial fees                                                                    20,358
     Other expenses                                                                              5,772
     Management fee                                     1,113,908             617,929          315,399
                                                      --------------     --------------    ----------------
      Total expenses                                    1,113,908             617,929          418,467

  Less amount paid by GW Capital Management                                                     16,780
                                                      --------------     --------------    ----------------

      Net expenses                                      1,113,908             617,929          401,687
                                                      --------------     --------------    ----------------

NET INVESTMENT INCOME                                   8,863,341             676,548          202,422
                                                      --------------     --------------    ----------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net short-term realized gain on investments           1,073,151           2,751,188        1,462,295
  Net long-term realized gain on investments            4,048,666          15,821,000        8,471,858
  Change in net unrealized appreciation                 2,612,139           1,210,907       (2,638,834)
(depreciation) on investments
  Change in net unrealized appreciation
(depreciation) on translation of
    assets and liabilities denominated in              (1,966,478)
foreign currencies
                                                      --------------     --------------    -----------------

    Net change in realized and unrealized               5,767,478          19,783,095        7,295,319
appreciation on investments
                                                      --------------     --------------    -----------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        14,630,819          20,459,643        7,497,741
                                                      ==============     ==============    =================


See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996
-----------------------------------------------------------------------------------------------------------------------------------

                                                          CORPORATE                   SMALL-CAP                  SMALL-CAP
                                                             BOND                       INDEX                      VALUE
                                                          PORTFOLIO                   PORTFOLIO                  PORTFOLIO
                                                   -------------------------  -------------------------- --------------------------
                                                      1997          1996         1997          1996          1997         1996
                                                   ------------  ------------ ------------  ------------  ------------ ------------
INCREASE  (DECREASE) IN  NET ASSETS:

OPERATIONS:
  Net investment income                             8,863,341      4,917,040     676,548        703,849      202,422     248,630
  Net short-term realized gain (loss) on            1,073,151        503,724   2,751,188      2,204,892    1,462,295    (309,786)
investments
  Net long-term realized gain (loss) on             4,048,666      1,443,988  15,821,000      3,428,509    8,471,858    (184,769)
investments
  Change in net unrealized appreciation             2,612,139         40,706   1,210,907      3,305,858   (2,638,834)  5,489,537
(depreciation) on investments
  Change in net unrealized appreciation
(depreciation) on translation of
     assets and liabilities denominated in         (1,966,478)       168,357
foreign currencies
                                                   ------------  ------------ ------------  ------------  ------------ ------------
              Net increase in net assets           14,630,819      7,073,815  20,459,643      9,643,108    7,497,741   5,243,612
resulting from operations


DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income and net short-term    (9,506,317)    (5,288,381) (2,878,307)    (2,955,540)  (1,187,966)   (248,630)
realized gains
  From net long-term realized gains                (3,379,731)    (1,162,204) (15,659,671)   (3,583,470)  (8,176,554)
                                                   ------------  ------------ ------------  ------------  ------------ ------------
      Total distributions                          (12,886,048)   (6,450,585) (18,537,978)   (6,539,010)  (9,364,520)   (248,630)

SHARE TRANSACTIONS:
  Net proceeds from sales of shares                64,336,395     64,596,297  37,636,386     50,049,809   18,847,196   23,068,482
  Reinvestment of distributions                    12,886,048      6,450,585  18,537,978      6,539,010    9,364,520     248,630
  Cost of shares redeemed                          (3,727,854)   (33,555,273) (17,424,916)  (30,519,509)  (40,418,346) (12,482,022)
                                                   ------------  ------------ ------------  ------------  ------------ ------------
            Net increase (decrease) in net
assets resulting from share                        73,494,589     37,491,609  38,749,448     26,069,310   (12,206,630) 10,835,090
                transactions
                                                   ------------  ------------ ------------  ------------  ------------ ------------

      Total increase (decrease) in net assets      75,239,360     38,114,839  40,671,113     29,173,408   (14,073,409) 15,830,072

NET ASSETS:
  Beginning of period                              83,645,029     45,530,190  80,783,692     51,610,284   36,599,651   20,769,579
                                                   ============  ============ ============  ============  ============ ============
  End of period                                    158,884,389    83,645,029  121,454,805    80,783,692   22,526,242   36,599,651
                                                   ============  ============ ============  ============  ============ ============

OTHER INFORMATION:

SHARES:
  Sold                                             53,016,446     56,150,349  28,024,040     40,270,869   14,214,653   20,987,576
  Issued in reinvestment of distributions          10,658,347      5,567,584  15,250,949      5,286,383   10,427,083     213,491
  Redeemed                                         (3,058,615)   (29,238,506) (12,097,741)  (24,437,703)  (29,359,535) (11,342,266)
                                                                                            ------------
                                                   ============  ============ ============                ============ ============
  Net increase (decrease)                          60,616,178     32,479,427  31,177,248     21,119,549   (4,717,799)  9,858,801
                                                   ============  ============ ============  ============  ============ ============




See notes to financial statements.

MAXIM SERIES FUND, INC.

CORPORATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1997, 1996, 1995, and 1994 is as follows:

                             Year Ended December 31,
                                          ---------------------------------------------------------------
                                              1997            1996            1995            1994
                                          -------------   -------------  ---------------  --------------
                                                                                               (A)
Net Asset Value, Beginning of Period           1.1618          1.1521         0.9716           1.0000

Income From Investment Operations

Net investment income                          0.0764          0.0825         0.0842           0.0137

Net short-term realized gain                   0.0081          0.0055         0.0159

Net long-term realized and unrealized          0.0608          0.0269         0.1835          (0.0284)
gain (loss)
                                          -------------   -------------  ---------------  --------------

Total Income (Loss) From Investment            0.1453          0.1149         0.2836          (0.0147)
Operations

Less Distributions

From net investment income and net
short-term realized gains                     (0.0817)        (0.0880)       (0.1001)         (0.0137)

From net long-term realized gains             (0.0273)        (0.0172)       (0.0030)
                                          -------------   -------------  ---------------  --------------

Total Distributions                           (0.1090)        (0.1052)       (0.1031)         (0.0137)
                                          -------------   ----------------------------------------------

Net Asset Value, End of Period                 1.1981          1.1618         1.1521           0.9716
                                          =============
                                                          =============  ===============  ==============

Total Return                                  12.70%          10.35%         30.19%           (1.47)%

Net Assets, End of Period                  158,884,389      83,645,029    45,530,190        13,713,195

Ratio of Expenses to Average Net Assets        0.90%           0.90%          0.90%            1.08% *

Ratio of Net Investment Income to
Average Net Assets                             7.14%           7.68%          7.89%            8.64% *

Portfolio Turnover Rate                       52.69%          40.02%         24.70%            9.45%

*  Annualized

(A)  The portfolio commenced operations on November 1, 1994.                                   (Continued)

MAXIM SERIES FUND, INC.

SMALL-CAP INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1997, 1996, 1995, 1994, and 1993 is as follows:


                                                         Year Ended December 31,
                                      --------------------------------------------------------------------
                                         1997          1996           1995          1994         1993
                                      ------------  ------------   ------------  -----------  ------------
                                                                                               (A)
Net Asset Value, Beginning of            1.2370        1.1680         0.9540       1.0112        1.0000
Period

Income From Investment
Operations

Net investment income                    0.0081        0.0124         0.0102       0.0097        0.0009

Net short-term realized gain             0.0285        0.0374         0.0095

Net long-term realized
and unrealized gain (loss)               0.2134        0.1285         0.2298      (0.0572)       0.0112
                                   ------------  ------------   ------------  -----------  ------------

Total Income (Loss)
From Investment Operations               0.2500        0.1783         0.2495      (0.0475)       0.0121

Less Distributions

From net investment income and
net
short-term realized gains               (0.0352)      (0.0498)       (0.0197)     (0.0097)      (0.0009)

From net long-term realized             (0.1930)      (0.0595)       (0.0158)
gains
                                   ------------  ------------   ------------  -----------  ------------

Total Distributions                     (0.2282)      (0.1093)       (0.0355)     (0.0097)      (0.0009)
                                   ------------  ------------   ------------  -----------  ------------

Net Asset Value, End of Period           1.2588        1.2370         1.1680       0.9540        1.0112
                                   ============  ============   ============  ===========  ============

Total Return                            21.00%        15.30%         26.24%       (4.69)%        1.21%

Net Assets, End of Period          121,454,805   80,783,692      51,610,284    22,336,944   5,936,716

Average Commission Rate Paid
Per Share Bought or Sold                 0.0350        0.0453

Ratio of Expenses
to Average Net Assets                    0.60%         0.60%          0.60%        0.60%         0.60% *

Ratio of Net Investment Income
to Average Net Assets                    0.66%         1.04%          1.00%        1.20%         1.24% *

Portfolio Turnover Rate                102.45%        39.66%         30.17%       53.44%         0.72%

*  Annualized

(A)  The portfolio commenced operations on December 1, 1993.                                                         (Continued)

MAXIM SERIES FUND, INC.

SMALL-CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1997, 1996, 1995, 1994, and 1993 is as follows:

                             Year Ended December 31,
                                   -------------------------------------------------------------------------------
                                       1997            1996            1995            1994             1993
                                   --------------  --------------  -------------   --------------  ---------------
                                                                                                        (A)
Net Asset Value, Beginning of           1.2480          1.0669          0.9974          1.0330          1.0000
Period

Income From Investment
Operations

Net investment income                   0.0067          0.0095          0.0286          0.0068          0.0012

Net short-term realized gain            0.0594                          0.0350

Net long-term realized and
unrealized gain (loss)                  0.2629          0.1811          0.0884         (0.0356)         0.0330
                                   --------------  --------------  -------------   --------------  ---------------

Total Income (Loss) From
Investment Operations                   0.3290          0.1906          0.1520         (0.0288)         0.0342

Less Distributions

From net investment income and
net short-term realized gains          (0.0771)        (0.0095)        (0.0636)        (0.0068)        (0.0012)

From net long-term realized            (0.5845)                        (0.0189)
gains
                                   --------------  --------------  -------------   --------------  ---------------

Total Distributions                    (0.6616)        (0.0095)        (0.0825)        (0.0068)        (0.0012)
                                   --------------  --------------  -------------   --------------  ---------------

Net Asset Value, End of Period          0.9154          1.2480          1.0669          0.9974          1.0330
                                   ==============  ==============  =============   ==============  ===============

Total Return                           27.86%          17.94%          15.51%           (2.78)%          3.42%

Net Assets, End of Period            22,526,242      36,599,651      20,769,579        9,721,848      3,007,882

Average Commission Rate Paid
Per Share Bought or Sold                0.0573          0.0521

Ratio of Expenses to Average            1.28% #          1.31% #         1.35% #         1.33 % #        1.33%*#
Net Assets

Ratio of Net Investment Income
to Average Net Assets                    0.64%           0.90%           2.51%           0.80%           1.52%*

Portfolio Turnover Rate                 82.83%          30.61%          17.78%          16.81%           0.00%

*  Annualized

#  Percentages  are shown net of  expenses  reimbursed  by The  Great-West  Life
Assurance Company or GW Capital Management, LLC.

(A) The portfolio commenced operations on December 1, 1993.                                         (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1997 AND 1996
--------------------------------------------------------------------------------


1.      HISTORY OF THE FUND

        Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 as an open-end management investment company. Interests in the Corporate Bond, Small-Cap Index, and Small-Cap Value portfolios (the Portfolios) are represented by separate classes of beneficial interest of the Fund. Shares of the Fund are sold to Maxim Series Account, FutureFunds Series Account, FutureFunds Series Account II, and Retirement Plan Series Account of Great-West Life & Annuity Insurance Company (the Company) to fund benefits under variable annuity contracts and variable life insurance policies issued by the Company and to the TNE Series (k) Account of Metropolitan Life Insurance Company ("Met") to fund benefits under variable annuity contracts issued by Met. Shares of the Fund are also sold to the Profile Portfolios of the Fund which are sold only to FutureFunds Series Account of the Company to fund benefits under variable annuity contracts. The shares are sold at a price equal to the respective net asset value per share of each class of shares.


2.      SIGNIFICANT ACCOUNTING POLICIES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
        Actual results could differ from those estimates.

        The following is a summary of the significant accounting policies of the
          Fund:

        Dividends

        Dividends from investment income of the Corporate Bond, Small-Cap Index, and Small-Cap Value portfolios are declared and reinvested semi-annually. Dividends from capital gains of all portfolios are declared in the fiscal year in which they have been earned and are reinvested in additional shares at net asset value.

        Security Transactions

        Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

        Security Valuation

          Securities traded on national securities exchanges are valued daily at the closing prices of the securities on these exchanges, and securities traded on over-the-counter markets are valued daily at the average between the quoted bid and asked prices. Short-term securities are valued at amortized cost which approximates market value.

        The portfolios may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost and fair value of these restricted securities held at December 31, 1997 were as follows:

                                                          Corporate Bond
                                                            Portfolio
                                                       ---------------------

                              Aggregate Cost                 18,604,726
                              Aggregate Fair Value           16,533,334
                              Percent of Net Assets              10.41%


        Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income is recorded daily.

        Federal Income Taxes

        For federal income tax purposes, each Portfolio of the Fund qualifies as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

        Foreign Currency Translation

          The accounting records of the Corporate Bond Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

        The Corporate Bond Portfolio isolates that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities held.

        Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, and currency gains or losses realized between the amounts of dividends, interest, and foreign withholding taxes recorded by the Corporate Bond Portfolio, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

3.      INVESTMENT ADVISORY AGREEMENT

        The Fund had entered into an investment advisory agreement with Great-West through October 31, 1996. Effective November 1, 1996, a wholly-owned subsidiary of the Company, GW Capital Management, LLC serves as investment advisor. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .60% of the average daily net assets of the Small-Cap Index Portfolio, .90% of the average daily net assets of the Corporate Bond Portfolio, and 1.00% of the average net assets of the Small-Cap Value Portfolio. However, the investment advisor pays any expenses of the Small Cap Value Portfolio which exceed an annual rate of 1.35% of the average daily net assets, including management fees.

4.      UNREALIZED APPRECIATION (DEPRECIATION)

        Gross unrealized appreciation (depreciation) of securities is as follows as of December 31, 1997:



                                              CORPORATE      SMALL-CAP      SMALL-CAP
                                                BOND           INDEX          VALUE
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO
                                              ----------     -----------    -----------



          Gross appreciation                  12,366,518     17,994,485     3,911,150

          Gross depreciation                  (7,951,490)    (7,008,650)      (77,169)
                                              ----------     -----------    -----------

          Net unrealized appreciation         4,415,028      10,985,835     3,833,981
                                              ==========     ===========    ===========

                                  MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 1997 and 1996

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Equity Portfolio, INVESCO ADR Portfolio, INVESCO Balanced Portfolio, INVESCO Small-Cap Growth Portfolio, Mid-Cap Portfolio and T. Rowe Price Equity/Income Portfolio, of Maxim Series Fund, Inc., as of December 31, 1997, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the International Equity Portfolio, INVESCO ADR Portfolio, INVESCO Balanced Portfolio, INVESCO Small-Cap Growth Portfolio, Mid-Cap Portfolio and T. Rowe Price Equity/Income Portfolio, of Maxim Series Fund, Inc., at December 31, 1997 and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.




January 30, 1998

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              INVESCO
                                                  INTERNATIONAL     INVESCO      INVESCO     SMALL-CAP                T. ROWE PRICE
                                                     EQUITY           ADR        BALANCED     GROWTH      MID-CAP     EQUITY/INCOME
                                                    PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO      PORTFOLIO
                                                  --------------  ------------  -----------  ----------  -----------  -------------
ASSETS:
Investments at value:
    Short-term investments                        15,529,710                    4,989,216    10,684,579  11,235,127    13,428,812
    Bonds                                                                       42,533,717                              2,080,992
    Common stocks                                 113,634,407     16,197,192    75,895,965   56,036,200  225,222,705  151,712,003
    Preferred stocks                               3,110,364
                                                  --------------  ------------  -----------  ----------  -----------  --------------
       Total investments (cost $123,714,120;      132,274,481     16,197,192    123,418,898  66,720,779  236,457,832  167,221,807
$13,950,410;
           $118,802,983; $64,038,364;
$187,753,372; $140,831,904)

Cash                                                  26,161        358,030                     20,196                      7,952
Dividends and interest receivable                    325,843                      593,096       10,579      99,004        403,998
Subscriptions receivable                                             44,926       206,241      106,748      31,797        267,236
Receivables for securities sold                      385,969                    3,049,379      804,161   1,504,268          1,895
Unrealized appreciation on forward foreign                                                                 287,608
currency contracts
                                                  --------------  ------------  -----------  ----------  -----------  --------------
    Total assets                                  133,012,454     16,600,148    127,267,614  67,662,463  238,380,509  167,902,888
                                                  --------------  ------------  -----------  ----------  -----------  --------------

LIABILITIES:
Due to GW Capital Management                         135,927         18,791       113,034       58,618     213,928        138,300
Redemptions Payable                                   43,560
Payable for securities purchased                      58,456                       81,994    5,351,972   4,226,670        610,419
                                                  --------------  ------------  -----------  ----------  -----------  --------------
    Total liabilities                                237,943         18,791       195,028    5,410,590   4,440,598        748,719
                                                  --------------  ------------  -----------  ----------  -----------  --------------

NET ASSETS                                        132,774,511     16,581,357    127,072,586  62,251,873  233,939,911  167,154,169
                                                  ==============  ============  ===========  ==========  ===========  ==============

NET ASSETS REPRESENTED BY:
  Capital stock, $.10 par value                   10,384,612      1,120,054     10,094,792   3,901,700   15,061,588     9,496,465
  Additional paid-in capital                      114,270,060     13,299,870    113,313,233  54,729,106  166,904,102  130,792,530
  Net unrealized appreciation on investments      18,089,081      2,246,782     4,640,874    2,678,061   47,597,485    26,403,254
  Undistributed net investment income (loss)           3,831         (1,989)       (1,089)     (19,432)   (115,149)        (1,736)
  Accumulated net short-term realized gain          (875,714)       (51,547)     (973,159)     957,481   (11,457,952)     203,247
(loss) on investments
  Accumulated net long-term realized gain            431,361        (31,813)       22,894          603   14,842,862       273,760
(loss) on investments
  Net unrealized appreciation  (depreciation)
on translation of assets
    and liabilities denominated in foreign        (9,528,720)                     (24,959)       4,354   1,106,975        (13,351)
currencies
                                                  --------------  ------------  -----------  ----------  -----------  --------------

NET ASSETS                                        132,774,511     16,581,357    127,072,586  62,251,873  233,939,911  167,154,169
                                                  ==============  ============  ===========  ==========  ===========  ==============

NET ASSET VALUE PER OUTSTANDING SHARE                  1.2786         1.4804        1.2588       1.5955      1.5532         1.7602
                                                  ==============  ============  ===========  ==========  ===========  ==============

SHARES OF CAPITAL STOCK:
  Authorized                                      200,000,000     100,000,000   200,000,000  100,000,000 200,000,000  200,000,000
  Outstanding                                     103,846,121     11,200,536    100,947,918  39,017,006  150,615,876   94,964,654
See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                            INVESCO
                                                  INTERNATIONAL    INVESCO      INVESCO    SMALL-CAP                 T. ROWE PRICE
                                                     EQUITY          ADR        BALANCED     GROWTH      MID-CAP     EQUITY/INCOME
                                                    PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                  --------------  -----------  ----------- -----------  -----------  --------------
INVESTMENT INCOME:
    Interest                                           829,384       27,059    1,645,102     422,201      499,505         841,842
    Dividends                                        3,099,320      286,083      380,256      93,841      655,749       3,256,834
    Less:  Foreign withholding tax                    (359,937)     (26,261)      (2,767)       (213)     (29,223)        (16,561)
                                                  --------------  -----------  ----------- -----------  -----------  --------------
      Total income                                   3,568,767      286,881    2,022,591     515,829    1,126,031       4,082,115

  EXPENSES:
     Salaries                                           10,095        8,131                    8,292        8,981           8,429
     Legal and SEC fees                                 14,766        1,973                   10,288       29,383          24,019
     Directors' fees                                     1,629          167                      626        2,758           1,625
     Audit fees                                         12,400        5,110                    5,110        8,550           5,110
     Investment administration                          77,589       52,656                   58,076       66,748          58,076
     Bank and custodial fees                           106,261        8,221                   22,626       52,609          33,332
     Other expenses                                     35,777        2,530                    9,142       36,597          24,200
     Management fee                                  1,229,003      123,490      530,852     441,341    1,988,656         958,793
                                                  --------------  -----------  ----------- -----------  -----------  --------------
      Total expenses                                 1,487,520      202,278      530,852     555,501    2,194,282       1,113,584
                                                  --------------  -----------  ----------- -----------  -----------  --------------

  Less amount paid by GW Capital Management              5,755       41,741                   44,474        7,671          20,345
                                                  --------------  -----------  ----------- -----------  -----------  --------------

      Net expenses                                   1,481,765      160,537      530,852     511,027    2,186,611       1,093,239
                                                  --------------  -----------  ----------- -----------  -----------  --------------

NET INVESTMENT INCOME (LOSS)                         2,087,002      126,344    1,491,739       4,802    (1,060,580)     2,988,876
                                                  --------------  -----------  ----------- -----------  -----------  --------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net short-term realized gain (loss) on              (621,941)     (28,095)   2,344,664   4,578,814    (6,587,730)     3,393,625
investments
  Net long-term realized gain on investments         4,652,325      175,282       22,894         603    16,486,571      3,115,393
  Change in net unrealized appreciation on           4,094,079    1,051,927    4,374,303   2,796,143    17,644,239     20,735,281
investments
  Change in net unrealized appreciation
(depreciation) on translation of
    assets and liabilities denominated in           (9,271,369)                  (24,959)      4,354     (673,548)         15,718
foreign currencies
                                                  --------------  -----------  ----------- -----------  -----------  --------------
   Net change in realized and unrealized
appreciation (depreciation)                         (1,146,906)   1,199,114    6,716,902   7,379,914    26,869,532     27,260,017
     on investments
                                                  --------------  -----------  ----------- -----------  -----------  --------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        940,096    1,325,458    8,208,641   7,384,716    25,808,952     30,248,893
                                                  ==============  ===========  =========== ===========  ===========  ==============


See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996
------------------------------------------------------------------------------------------------------------------------------------

                                                          INTERNATIONAL EQUITY            INVESCO ADR             INVESCO BALANCED
                                                               PORTFOLIO                   PORTFOLIO                  PORTFOLIO

                                                        -------------------------  --------------------------  ---------------------
                                                           1997          1996         1997           1996        1997          1996
                                                        -----------   -----------  ------------   -----------  ----------   -------
INCREASE  IN  NET ASSETS:

OPERATIONS:
  Net investment income                                 2,087,002       941,370      126,344         54,758    1,491,739      79,440
  Net short-term realized gain (loss) on investments     (621,941)      692,684      (28,095)         2,259    2,344,664    (15,106)
  Net long-term realized gain (loss) on investments     4,652,325     1,486,313      175,282         20,328      22,894
  Change in net unrealized appreciation on              4,094,079     11,998,654   1,051,927        898,066    4,374,303     266,571
investments
  Change in net unrealized (depreciation) on
translation of assets
    and liabilities denominated in foreign              (9,271,369)   (1,356,537)                               (24,959)
currencies
                                                        -----------   -----------  ------------   -----------  ----------   --------
      Net increase in net assets resulting from           940,096     13,762,484   1,325,458        975,411    8,208,641     330,905
operations


DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income and net short-term         (2,714,609)   (1,256,389)   (154,045)       (54,758)   (4,776,885)  (98,100)
realized gains
  From net long-term realized gains                     (4,240,405)   (1,466,872)   (204,837)        (7,284)
                                                        -----------   -----------  ------------   -----------  ----------   -------
      Total distributions                               (6,955,014)   (2,723,261)   (358,882)       (62,042)   (4,776,885)  (98,100)

SHARE TRANSACTIONS:
  Net proceeds from sales of shares                     42,644,271    49,909,203   9,337,949     4,947,305  107,652,821  17,505,716
  Reinvestment of distributions                         6,955,014     2,723,261      358,882       62,042    4,776,885      98,100
  Cost of shares redeemed                               (6,981,905)   (22,517,306) (1,776,908)   (909,827)  (4,776,042)  (1,849,455)
                                                        -----------   -----------  -----------  -----------  ----------  -----------
    Net increase in net assets resulting from share     42,617,380    30,115,158   7,919,923     4,099,520  107,653,664  15,754,361
transactions

      Total increase in net assets                      36,602,462    41,154,381   8,886,499    5,012,889   111,085,420  15,987,166

NET ASSETS:
  Beginning of period                                   96,172,049    55,017,668   7,694,858      2,681,969    15,987,166
                                                        ===========   ===========  ============   ===========  ==========   ========
  End of period                                         132,774,511   96,172,049   16,581,357     7,694,858   127,072,586 15,987,166
                                                        ===========   ===========  ============   ===========  ========== =========

OTHER INFORMATION:

SHARES:
  Sold                                                  30,588,729    40,579,183   6,484,944     4,000,572   85,527,555   17,044,573
  Issued in reinvestment of distributions               5,410,256     2,081,601      245,242        46,932    3,824,657      94,065
  Redeemed                                              (4,849,834)   (18,244,110) (1,226,013)   (734,123)  (3,765,114)  (1,777,818)
                                                        ===========   ===========  ===========   ==========  ==========  ===========
  Net increase                                          31,149,151    24,416,674   5,504,173     3,313,381  85,587,098   15,360,820
                                                        ===========   ===========  ==========   ===========  ==========  ===========

See notes to financial statements.                                                                                       (Continued)

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996
------------------------------------------------------------------------------------------------------------------------------------

                                                                 INVESCO                                            T. ROWE PRICE
                                                            SMALL-CAP GROWTH                MID-CAP                 EQUITY/INCOME
                                                                PORTFOLIO                  PORTFOLIO                  PORTFOLIO
                                                         ------------------------  --------------------------  ---------------------
                                                           1997          1996         1997           1996        1997          1996
                                                         ----------   -----------  ------------   -----------  ----------   --------
INCREASE  IN  NET ASSETS:

OPERATIONS:
  Net investment income                                      4,802       46,774    (1,060,580)    (1,245,198)  2,988,876     924,732
  Net short-term realized gain (loss) on investments     4,578,814    2,959,838    (6,587,730)    (4,870,222)  3,393,625     562,056
  Net long-term realized gain on investments                   603      500,649    16,486,571     7,597,142    3,115,393     698,855
  Change in net unrealized appreciation                  2,796,143     (898,623)   17,644,239     5,117,611    20,735,281  4,318,555
(depreciation) on investments
  Change in net unrealized (depreciation) on
translations of  assets
     and liabilities denominated in foreign currencies       4,354                   (673,548)    1,774,166       15,718    (29,422)
                                                         ----------   -----------  ------------   -----------  ----------  ---------
      Net increase in net assets resulting from          7,384,716    2,608,638    25,808,952     8,373,499    30,248,893  6,474,776
operations

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income and net short-term          (3,587,988)  (3,064,191)                           (6,179,964) (1,487,813)
realized gains
  From net long-term realized gains                                    (500,649)   (8,964,988)   (275,863)   (2,841,633)   (698,855)
                                                         ----------   -----------  -----------  ----------  ----------   -----------
      Total distributions                                (3,587,988)  (3,564,840)  (8,964,988)  (275,863)   (9,021,597)  (2,186,668)

SHARE TRANSACTIONS:
  Net proceeds from sales of shares                      31,244,742   36,397,935   22,906,105   88,547,865   69,465,533   62,068,704
  Reinvestment of distributions                          3,587,988    3,564,840     8,964,988     275,863    9,021,597    2,186,668
  Cost of shares redeemed                                (8,205,363)  (13,563,975) (29,485,949) (30,474,755) (2,096,160) (9,957,772)
                                                                                   -----------   ----------  ----------   ----------
                                                         ----------   -----------
     Net increase in net assets resulting from share     26,627,367   26,398,800    2,385,144   58,348,973   76,390,970   54,297,600
transactions
                                                         ----------   -----------  ----------  ----------  ----------   -----------

      Total increase in net assets                       30,424,095   25,442,598   19,229,108   66,446,609   97,618,266   58,585,708

NET ASSETS:
  Beginning of period                                    31,827,778   6,385,180    214,710,803  148,264,194  69,535,903   10,950,195
                                                         ==========   ===========  ===========  ===========  ==========   ==========
  End of period                                          62,251,873   31,827,778   233,939,911  214,710,803  167,154,169  69,535,903
                                                         ==========   ===========  ===========  ===========  ==========   ==========

OTHER INFORMATION:

SHARES:
  Sold                                                   19,563,633   23,449,006   15,899,085   61,466,234   43,030,466   44,968,105
  Issued in reinvestment of distributions                2,378,280    2,487,652     6,031,790      197,161    5,217,195    1,527,438
  Redeemed                                               (5,135,280)  (8,740,654) (21,184,642) (21,306,676) (1,266,863)  (7,179,849)
                                                         ----------
                                                                      ===========  ===========  ===========  ==========   ==========
  Net increase                                           16,806,633   17,196,004    746,233     40,356,719   46,980,798   39,315,694
                                                         ==========   ===========  ========     ===========  ==========   ==========


See notes to financial statements.

                                                                                                                         (Concluded)

MAXIM SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1997, 1996, 1995, 1994, and 1993 is as follows:

                                                              Year Ended December 31,
                                      ------------------------------------------------------------------------
                                      -------------
                                          1997           1996          1995           1994           1993
                                      -------------  -------------  ------------  -------------  -------------
                                                                                                     (A)
Net Asset Value, Beginning of Period       1.3229         1.1395         1.0673        1.0110         1.0000

Income From Investment Operations

Net investment income                      0.0205         0.0136         0.0190        0.0049         0.0009
Net short-term realized gain (loss)       (0.0060)        0.0045         0.0034
Net long-term realized and
  Unrealized gain                          0.0113         0.2042         0.0722        0.0563         0.0110
                                      -------------  -------------  ------------  -------------  -------------

Total Income From Investment               0.0258         0.2223         0.0946        0.0612         0.0119
Operations

Less Distributions

From net investment income and net
short-term realized gains                 (0.0270)       (0.0181)       (0.0224)      (0.0049)       (0.0009)

From net long-term realized gains         (0.0431)       (0.0208)
                                      -------------  -------------  ------------  -------------  -------------

Total Distributions                       (0.0701)       (0.0389)       (0.0224)      (0.0049)       (0.0009)
                                      -------------  -------------  ------------  -------------  -------------

Net Asset Value, End of Period             1.2786         1.3229         1.1395        1.0673         1.0110
                                      =============  =============
                                                                    ============  =============  =============

Total Return                               1.99%         19.59%          8.93%         6.06%          1.19%

Net Assets, End of Period             132,774,511     96,172,049     55,017,668    32,180,949      3,126,038

Average Commission Rate Paid
Per Share Bought or Sold                   0.0159         0.0146

Ratio of Expenses to Average Net           1.20% #        1.39% #        1.50% #       1.49% #        1.48%*#
Assets

Ratio of Net Investment Income
to Average Net Assets                      1.70%          1.24%          1.70%         1.25%          1.09%*

Portfolio Turnover Rate                   34.30%         22.21%         20.28%        11.49%          0.00%

*  Annualized

(A) The portfolio commenced operations on December 1, 1993.

#     Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW
Capital Management,

LLC.
                                                                                                 (Continued)

MAXIM SERIES FUND, INC.

INVESCO ADR PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1997, 1996, 1995, and 1994 is as follows:

                             Year Ended December 31,
                                        ---------------------------------------------------------------
                                        ---------------
                                             1997             1996            1995            1994
                                        ---------------   --------------  --------------   ------------
                                                                                               (A)
Net Asset Value, Beginning of Period        1.3508             1.1255          0.9859          1.0000

Income From Investment Operations

Net investment income                       0.0114             0.0112          0.0120          0.0026
Net short-term realized (loss)             (0.0025)
Net realized and unrealized gain            0.1537             0.2266          0.1396         (0.0141)
(loss)
                                        ---------------   --------------  --------------   ------------

Total Income (Loss) From Investment         0.1626             0.2378          0.1516         (0.0115)
Operations

Less Distributions

From net investment income and net
short-term                                 (0.0140)           (0.0112)        (0.0120)        (0.0026)
    realized gains

From net long-term realized gains          (0.0190)           (0.0013)
                                        ---------------   --------------  --------------   ------------

Total Distributions                        (0.0330)           (0.0125)        (0.0120)        (0.0026)
                                        ---------------   --------------  --------------   ------------

Net Asset Value, End of Period               1.4804            1.3508          1.1255          0.9859
                                        ===============   ==============                   ============
                                                                          ==============

Total Return                                 12.08%           21.17%          15.48%          (1.16)%

Net Assets, End of Period                16,581,357         7,694,858       2,681,969       1,976,834

Average Commission Rate Paid
Per Share Bought or Sold                    0.0592             0.0628

Ratio of Expenses to Average Net            1.30% #            1.33% #         1.50% #         1.50% * #
Assets

Ratio of Net Investment Income to
Average Net Assets                          1.02%              1.20%           1.17%           1.56% *

Portfolio Turnover Rate                    19.56%             15.25%           5.88%           2.42%

*  Annualized


(A) The portfolio commenced operations on November 1, 1994.

# Percentages  are shown net of expenses  reimbursed by The Great-West  Life  Assurance  Company or GW
Capital Management,
      LLC.

                                                                                           (Continued)

MAXIM SERIES FUND, INC.

INVESCO BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1997 and 1996 is as follows:

                                                                      Year Ended December 31,
                                                              -----------------------------------------
                                                              --------------------
                                                                     1997                  1996
                                                              --------------------  -------------------
                                                                                           (A)
Net Asset Value, Beginning of Period                                   1.0408            1.0000

Income From Investment Operations

Net investment income                                                  0.0187            0.0052
Net short-term realized gain                                           0.0232            0.0012
Net long-term realized and unrealized gain                             0.2286            0.0408
                                                              --------------------  -------------------

Total Income From Investment Operations                                0.2705            0.0472

Less Distributions

From net investment income and net short-term                         (0.0525)          (0.0064)
realized gains
                                                              --------------------  -------------------

Total Distributions                                                   (0.0525)          (0.0064)
                                                              --------------------  -------------------

Net Asset Value, End of Period                                         1.2588            1.0408
                                                              ====================  ===================

Total Return                                                          26.10%             4.60%

Net Assets, End of Period                                        127,072,586         15,987,166

Average Commission Rate Paid Per Share Bought or Sold                  0.0590            0.0617

Ratio of Expenses to Average Net Assets                                1.00%             1.00% *

Ratio of Net Investment Income to Average Net Assets                   2.77%             2.84% *

Portfolio Turnover Rate                                              150.57%            17.14%



*  Annualized

(A) The portfolio commenced operations on October 1, 1996.

                                                                                       (Continued)

MAXIM SERIES FUND, INC.

INVESCO SMALL-CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1997, 1996, 1995, and 1994 are as follows:

                             Year Ended December 31,
                                         ---------------------------------------------------------------
                                            1997            1996           1995              1994
                                         ------------   -------------  --------------   ----------------
                                                                                              (A)
Net Asset Value, Beginning of Period          1.4330         1.2734         1.0054           1.0000

Income From Investment Operations

Net investment income                         0.0009         0.0024         0.0069           0.0030
Net short-term realized gain                  0.1174         0.1530         0.0272
Net long-term realized and                    0.1438         0.1850         0.2846           0.0054
unrealized gain
                                         ------------   -------------  --------------   ----------------

Total Income From Investment                  0.2621         0.3404         0.3187           0.0084
Operations

Less Distributions

From net investment income and net
short-term realized gains                    (0.0996)       (0.1554)       (0.0341)         (0.0030)

From net long-term realized gains                           (0.0254)       (0.0166)
                                         ------------   -------------  --------------   ----------------

Total Distributions                          (0.0996)       (0.1808)       (0.0507)         (0.0030)
                                         ------------   -------------  --------------   ----------------

Net Asset Value, End of Period                1.5955         1.4330         1.2734           1.0054
                                         ============   =============                   ================
                                                                       ==============

Total Return                                 18.70%         26.73%         31.79%            0.84%

Net Assets, End of Period                 62,251,873     31,827,778      6,385,180        2,022,380

Average Commission Rate Paid
Per Share Bought or Sold                      0.0580         0.0410

Ratio of Expenses to Average Net              1.10% #        1.10% #        1.10% #          1.08% * #
Assets

Ratio of Net Investment Income to             0.01%          0.25%          0.58%            1.86% *
Average Net Assets

Portfolio Turnover Rate                     174.65%        265.05%        266.64%            0.00%

*  Annualized

(A) The portfolio commenced operations on November 1, 1994.

# Percentages  are shown net of expenses  reimbursed by The  Great-West  Life  Assurance  Company or GW
Capital
       Management, LLC.
                                                                                         (Continued)

MAXIM SERIES FUND, INC.

MID-CAP PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1997, 1996, 1995 and 1994 is as follows:

                                                                     Year Ended December 31,
                                                    ----------------------------------------------------------
                                                    -------------
                                                        1997           1996           1995           1994
                                                    -------------  -------------  -------------  -------------
                                                                                                     (A)
Net Asset Value, Beginning of Period                     1.4327         1.3538         1.1003          1.0000

Income From Investment Operations

Net investment income (loss)                                           (0.0083)        0.0018          0.0076
Net short-term realized gain (loss)                     (0.0437)                       0.0299
Net long-term realized and unrealized gain               0.2257         0.0890         0.2594          0.1003
                                                    -------------  -------------  -------------  -------------

Total Income From Investment Operations                  0.1820         0.0807         0.2911          0.1079

Less Distributions

From net investment income and net short-term
realized gains                                                                        (0.0317)        (0.0076)

From net long-term realized gains                       (0.0615)       (0.0018)       (0.0059)
                                                    -------------  -------------  -------------  -------------

Total Distributions                                     (0.0615)       (0.0018)       (0.0376)        (0.0076)
                                                    -------------  -------------  -------------  -------------

Net Asset Value, End of Period                           1.5532         1.4327         1.3538          1.1003
                                                    =============  =============  =============  =============

Total Return                                            12.95%           5.96%         26.50%         10.86%

Net Assets, End of Period                            233,939,911   214,710,803     148,264,194    81,088,654

Average Commission Rate Paid
Per Share Bought or Sold                                 0.0413         0.0461

Ratio of Expenses to Average Net Assets                  1.06% #         1.07% #        1.10% #        1.07% #

Ratio of Net Investment Income to Average Net           (0.51)%         (0.66)%         0.13%          1.26%
Assets

Portfolio Turnover Rate                                139.74%          80.31%        167.21%        166.12%



(A) The portfolio commenced operations January 3, 1994.

#     Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW
Capital Management,
       LLC.

                                                                                                 (Continued)

MAXIM SERIES FUND, INC.

T. ROWE PRICE EQUITY/INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1997, 1996, 1995, and 1994 is as follows:

                                                               Year Ended December 31,
                                             -------------------------------------------------------------
                                             --------------
                                                 1997           1996            1995            1994
                                             --------------  ------------   -------------   --------------
                                                                                                 (A)
Net Asset Value, Beginning of Period               1.4492         1.2633         0.9805          1.0000

Income From Investment Operations

Net investment income                              0.0357         0.0299         0.0345          0.0061
Net short-term realized gain                       0.0357         0.0121         0.0051
Net long-term realized and unrealized              0.3426         0.2009         0.2841         (0.0195)
gain (loss)
                                             --------------  ------------   -------------   --------------

Total Income (Loss) From Investment                0.4140         0.2429         0.3237         (0.0134)
Operations

Less Distributions

From net investment income and net
short-term realized gains                         (0.0713)       (0.0420)       (0.0396)        (0.0061)

From net long-term realized gains                 (0.0317)       (0.0150)       (0.0013)
                                             --------------  ------------   -------------   --------------

Total Distributions                               (0.1030)       (0.0570)       (0.0409)        (0.0061)
                                             --------------  ------------   -------------   --------------

Net Asset Value, End of Period                     1.7602         1.4492         1.2633          0.9805
                                             ==============  ============                   ==============
                                                                            =============

Total Return                                      28.82%         19.39%         33.42%          (1.34)%

Net Assets, End of Period                     167,154,169     69,535,903     10,950,195       2,110,302

Average Commission Rate Paid
Per Share Bought or Sold                           0.0380         0.0368

Ratio of Expenses to Average Net Assets            0.91% #        0.95% #        0.95% #         0.95% * #

Ratio of Net Investment Income to Average          2.48%          2.85%          3.46%           3.90% *
Net Assets

Portfolio Turnover Rate                           25.35%         26.15%         14.00%           2.74%

*  Annualized

 (A) The portfolio commenced operations on November 1, 1994.

#     Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW
Capital
       Management, LLC.
                                                                                             (Concluded)


MAXIM SERIES FUND, INC.


NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1997 AND 1996
--------------------------------------------------------------------------------


1.      HISTORY OF THE FUND

        Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 as an open-end management investment company. Interests in the International Equity, INVESCO ADR, INVESCO Balanced, INVESCO Small-Cap Growth, Mid-Cap, and T. Rowe Price Equity/Income portfolios (the Portfolios) are represented by separate classes of beneficial interest of the Fund. Shares of the Fund are sold only to Maxim Series Account, FutureFunds Series Account, and FutureFunds Series Account II of Great-West Life & Annuity Insurance Company (the Company), to fund benefits under variable annuity contracts and variable life insurance policies issued by the Company. Shares of the Fund are also sold to the Profile Portfolios of the Fund which are sold only to FutureFund Series Account of the Company to fund benefits under variable annuity contracts. The shares are sold at a price equal to the respective net asset value per share of each class of shares.

        Initial capitalization of $100,000 for the Fund was received on February 25, 1982 from the parent of the Company, The Great-West Life Assurance Company (Great-West). In conjunction with the addition of the INVESCO ADR Portfolio, additional capitalization of $2,000,000 was received on November 1, 1994. At December 31, 1997, Great-West's investment in the Portfolio totaled $3,100,239.

2.      SIGNIFICANT ACCOUNTING POLICIES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
        Actual results could differ from those estimates.

        The following is a summary of the significant accounting policies of the
          Fund:

        Dividends

        Dividends from investment income of the Mid-Cap, INVESCO Balanced, INVESCO Small-Cap Growth, and T. Rowe Price Equity/Income portfolios are declared and reinvested semi-annually. Dividends from investment income of the International Equity and INVESCO ADR portfolios are declared and reinvested annually. Dividends from capital gains of all portfolios are declared in the fiscal year in which they have been earned and are reinvested in additional shares at net asset value.

        Security Transactions

        Security transactions are accounted for on the date investments are purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

        Security Valuation

        Securities traded on national securities exchanges are valued daily at the closing prices of the securities on these exchanges, and securities traded on over-the-counter markets are valued daily at the average between the quoted bid and asked prices.
        Short-term securities are valued at amortized cost which approximates market value.

        The Portfolios may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost and fair value of these restricted securities held at December 31, 1997 were as follows:

                                      International             INVESCO
                                          Equity          Balanced Portfolio
                                        Portfolio
                                    -------------------   --------------------

          Aggregate Cost                    277,850           1,015,810
          Aggregate Fair Value              309,920           1,020,940
          Percent of Net Assets                .23%                .80%

     Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income is recorded daily.

        Foreign Currency Translation

     The accounting records of the International Equity, Mid-Cap, and T. Rowe Price Equity/Income Portfolios are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

        The International Equity, Mid-Cap, and T. Rowe Price Equity/Income Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities held.

        Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, and currency gains or losses realized between the amounts of dividends, interest, and foreign withholding taxes recorded by the International Equity, Mid-Cap, and T. Rowe Price Equity/Income Portfolios, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

        Federal Income Taxes

        For federal income tax purposes, each Portfolio of the Fund qualifies as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

3.      INVESTMENT ADVISORY AGREEMENT

        The Fund had entered into an investment advisory agreement with Great-West through October 31, 1996. Effective November 1, 1996, a wholly-owned subsidiary of the Company, GW Capital Management, LLC, serves as investment advisor. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .80% of the average daily net assets of the T. Rowe Price Equity/Income Portfolio, .95% of the average daily net assets of the INVESCO Small-Cap Growth and Mid-Cap Portfolios, and 1.00% of the average net assets of the International Equity, INVESCO ADR, and INVESCO Balanced Portfolios. However, Great-West pays any expenses which exceed an annual rate, including management fees, of 1.50%, 1.10%, 1.10%, and .95% of the average daily net assets of the International Equity, INVESCO Small-Cap Growth, Mid-Cap, and T. Rowe Price Equity/Income Portfolios, respectively. Effective March 1, 1996, the investment advisor agreed to pay any expenses which exceed an annual rate, including management fees of 1.30% of the average net assets of the INVESCO ADR Portfolio, which changed from the 1.50% rate which was effective for the first two months of 1996.

4.      UNREALIZED APPRECIATION (DEPRECIATION)

        Gross unrealized appreciation (depreciation) of securities is as follows as of December 31, 1997:


                                                                  INVESCO                  T. Rowe
                            International INVESCO     INVESCO    Small-Cap                  Price
                              Equity        ADR      Balanced      Growth      Mid-Cap    Equity/Income
                            Portfolio    Portfolio   Portfolio   Portfolio    Portfolio   Portfolio
                            -----------  ----------  ----------  -----------  ----------  -----------



        Gross               24,688,488   3,053,142   5,320,924   6,806,179    51,942,092  27,622,358
        appreciation

        Gross               (16,128,127) (806,360)   (705,009)   (4,123,764)  (3,237,632) (1,232,455)
        depreciation
                            -----------  ----------  ----------  -----------  ----------  -----------
        Net unrealized
        appreciation         8,560,361   2,246,782   4,615,915   2,682,415    48,704,460  26,389,903
                            ===========  ==========  ==========  ===========  ==========  ===========


 5.     FORWARD FOREIGN CURRENCY CONTRACTS

        The following forward foreign currency contracts were held at December 31, 1997:

        MID-CAP PORTFOLIO

                                                                                        Net
                                                                                    Unrealized
                                      Delivery             Settlement               Gain (Loss)
                                        Value
            Contracts Sold              (Local                Date                     (USD)
                                      Currency)
         ---------------------      --------------     -------------------      --------------------

             British Pound           1,200,000              01/20/98             48,392

             British Pound             500,000              02/19/98             (30,237)
             British Pound             100,000              02/25/98             (6,242)
             British Pound           2,500,000              02/26/98             70,157
             British Pound             590,000              02/26/98             (33,593)
             British Pound           1,500,000              03/04/98             (62,262)
             British Pound           4,700,000              05/06/98             (2,839)
             British Pound             100,000              05/06/98             195,317
             British Pound           2,600,000              05/11/98             108,915
                                                                                --------------------

                                                                                    287,608

                                                                                ====================



                            MAXIM SERIES FUND, INC.

                Financial Statements and Financial Highlights for
                   the Years Ended December 31, 1997 and 1996

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Blue Chip Portfolio, Foreign Equity Portfolio, Growth Index Portfolio, Investment Grade Corporate Bond Portfolio, MidCap Growth Portfolio, Short-Term Maturity Bond Portfolio, Small-Cap Aggressive Growth Portfolio, U.S. Government Mortgage Securities Portfolio, and the Value Index Portfolio of Maxim Series Fund, Inc., as of December 31, 1997, the related statement of operations and the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Blue Chip Portfolio, Foreign Equity Portfolio, Growth Index Portfolio, Investment Grade Corporate Bond Portfolio, MidCap Growth Portfolio, Short-Term Maturity Bond Portfolio, Small-Cap Aggressive Growth Portfolio, U.S. Government Mortgage Securities Portfolio and the Value Index Portfolio, of Maxim Series Fund, Inc., at December 31, 1997 and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.




January 30, 1998

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------


                                                                       FOREIGN         GROWTH
                                                      BLUE CHIP        EQUITY           INDEX
                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     -------------  --------------  --------------
ASSETS:
Investments at value:
    Short-term investments                            10,433,921      7,197,340
    Bonds                                             26,433,106      3,756,075
    Common stocks                                     58,438,423     53,014,250     161,735,308
    Preferred stocks                                                  1,315,805
                                                     -------------  --------------  --------------
       Total investments (cost $92,779,699;           95,305,450     65,283,470     161,735,308
$65,926,722;
       $124,805,395; $111,524,818; $53,266,438;
$76,135,550;
       $168,957,858)


Cash                                                      71,674          9,366         774,928
Dividends and interest receivable                        424,752        249,143         184,049
Subscriptions receivable                                 136,006         93,244         341,743
Receivables for securities sold                          153,509        391,093          44,396
                                                     -------------  --------------  --------------
       Total assets                                   96,091,391     66,026,316     163,080,424

LIABILITIES:
Due to GW Capital Management                              97,407         83,616          86,202
Payables for securities purchased                      1,787,092      1,267,928          18,462
                                                     -------------  --------------  --------------
       Total liabilities                               1,884,499      1,351,544         104,664
                                                     -------------  --------------  --------------

NET ASSETS                                            94,206,892     64,674,772     162,975,760
                                                     =============  ==============  ==============

NET ASSETS REPRESENTED BY:
  Capital stock, $.10 par value                        9,210,983      6,971,456       8,806,192
  Additional paid-in capital                          82,935,395     58,668,956     117,352,467
  Net unrealized appreciation on investments           2,574,288      2,093,321      36,929,913
  Undistributed (overdistributed)  net investment          4,220                           (365)
income
  Accumulated net short-term realized gain (loss)       (469,457)       684,484        (141,326)
on investments
  Accumulated net long-term realized gain (loss)                     (1,006,872)         28,879
on investments
  Net unrealized (depreciation) on translation of
    assets and liabilities denominated in foreign        (48,537)    (2,736,573)
currencies
                                                     -------------  --------------  --------------

NET ASSETS                                            94,206,892     64,674,772     162,975,760
                                                     =============  ==============  ==============

NET ASSET VALUE PER OUTSTANDING SHARE                     1.0228         0.9277          1.8507
                                                     =============  ==============  ==============

SHARES OF CAPITAL STOCK:
  Authorized                                         200,000,000    200,000,000     200,000,000
  Outstanding                                         92,109,837     69,714,553      88,061,908

See notes to financial statements.





                                      INVESTMENT
                                        GRADE                        SHORT-TERM       SMALL-CAP
                                      CORPORATE         MIDCAP        MATURIITY      AGGRESSIVE
                                         BOND           GROWTH          BOND           GROWTH
                                      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                    ---------------  -------------  --------------  --------------
ASSETS:
Investments at value:
    Short-term investments                             4,761,027                     23,108,720
    Bonds                            112,799,936                      76,580,437
    Common stocks                                     51,944,105                    161,863,130
    Preferred stocks
                                    ---------------  -------------  --------------  --------------
Total investments(cost$92,779,699;   112,799,936      56,705,132      76,580,437    184,971,850
$65,926,722;$124,805,395;
$111,524,818; $53,266,438;
$76,135,550; $168,957,858)



Cash                                     250,213           6,909         368,183
Dividends and interest receivable      1,816,966          24,030       1,335,610        253,228
Subscriptions receivable                  71,297         266,579         125,462        346,851
Receivables for securities sold                          186,924                        904,998
       Total assets                 ---------------  -------------  --------------  --------------
                                     114,938,412      57,189,574      78,409,692    186,476,927


LIABILITIES:                              62,452          50,920          42,147        172,647
Due to GW Capital Management                             434,357                      2,981,645
Payables for securities purchased   ---------------  -------------  --------------  --------------
       Total liabilities                  62,452         485,277          42,147      3,154,292
                                    ---------------  -------------  --------------  --------------
NET ASSETS
                                     114,875,960      56,704,297      78,367,545    183,322,635
                                    ===============  =============  ==============  ==============


NET ASSETS REPRESENTED BY:
-Capital stock, $.10 par value          8,935,425       5,123,022       7,733,054     11,969,595
-Additional paid-in capital           105,707,133      47,943,785      70,159,950    153,368,601
on investments                          1,275,118       3,438,694         444,887     16,013,992
-Net unrealized appreciation
-Undistributed (overdistributed)
net investment income                       5,343         (35,056)            294         15,676
-Accumulated net short-term            (1,901,646)        233,852          12,936        973,363
realized gain (loss)on investments
-Accumulated net long-term
realized gain (loss)on investments        854,587                          16,424        981,408
-Net unrealized (depreciation) on
translation of assets and liabilities
denominated in foreign currencies   ---------------  -------------  --------------  --------------

NET ASSETS                            114,875,960      56,704,297      78,367,545    183,322,635
                                    ===============  =============  ==============  ==============

NET ASSET VALUE PER
OUTSTANDING SHARE                       1.2856          1.1069          1.0134         1.5316
                                    ===============  =============  ==============  ==============

SHARES OF CAPITAL STOCK:
    Authorized                        200,000,000     100,000,000     200,000,000    200,000,000
    Outstanding                        89,354,248      51,230,219      77,330,535    119,695,948


See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
                                                              U.S.
                                                           GOVERNMENT
                                                            MORTGAGE              VALUE
                                                           SECURITIES             INDEX
                                                            PORTFOLIO           PORTFOLIO
                                                         ----------------    ----------------
ASSETS:
Investments at value:
    Short-term investments                                 26,316,551            2,402,599
    Bonds                                                 157,465,526
    Common stocks                                                              234,256,950
    Preferred stocks
                                                         ----------------    ----------------
        Total investments (cost $179,158,716;             183,782,077          236,659,549
$177,499,877)


Cash                                                          442,198               28,945
Dividends and interest receivable                             897,307              376,695
Subscriptions receivable                                      207,333              481,657
Receivables for securities sold                            23,206,909
                                                         ----------------    ----------------
       Total assets                                       208,535,824          237,546,846

LIABILITIES:
Due to GW Capital Management                                   87,789              125,042
Payables for securities purchased                          46,263,649
                                                         ----------------    ----------------
       Total liabilities                                   46,351,438              125,042
                                                         ----------------    ----------------

NET ASSETS                                                162,184,386          237,421,804
                                                         ================    ================

NET ASSETS REPRESENTED BY:
  Capital stock, $.10 par value                            13,811,577           13,091,128
  Additional paid-in capital                               146,828,696         164,801,204
  Net unrealized appreciation on investments                 4,623,361          59,159,672
  Undistributed net investment income                            4,268                 629
  Accumulated net short-term realized gain on                  151,736              98,115
investments
  Accumulated net long-term realized gain (loss) on         (3,235,252)            271,056
investments
  Net unrealized (depreciation) on translation of
    assets and liabilities denominated in foreign
currencies
                                                         ----------------    ----------------

NET ASSETS                                                162,184,386          237,421,804
                                                         ================    ================

NET ASSET VALUE PER OUTSTANDING SHARE                           1.1743             1.8136
                                                         ================    ================
SHARES OF CAPITAL STOCK:
  Authorized                                              200,000,000          200,000,000
  Outstanding                                             138,115,771          130,911,276

See notes to financial statements.                                                                          (Concluded)

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------


                                                                          FOREIGN        GROWTH
                                                           BLUE CHIP       EQUITY         INDEX
                                                           PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                           -----------   -----------  --------------
INVESTMENT INCOME:                                            (A)
    Interest                                                  812,038       625,635        98,208
    Dividends                                                 532,294       379,044     1,360,872
    Less:  Foreign withholding tax                            (10,930)     (169,286)
                                                           -----------   -----------  --------------
        Total income                                        1,333,402       835,393     1,459,080

EXPENSES:
    Salaries                                                    8,130        10,065
    Legal and SEC fees                                          1,651         6,722
    Directors' fees                                               598         1,006
    Auditing fees                                               1,500        12,400
    Investment administration                                  39,035        74,337
    Bank and custodial fees                                    12,167       127,082
    Other expenses                                              8,087        32,636
    Management fee                                            452,967       761,903       767,173
                                                           -----------   -----------  --------------

        Total expenses                                        524,135     1,026,151       767,173
                                                           -----------   -----------  --------------

    Less amount paid by GW Capital Management                   3,223        15,310
                                                           -----------   -----------  --------------

       Net expenses                                           520,912     1,010,841       767,173
                                                           -----------   -----------  --------------

NET INVESTMENT INCOME (LOSS)                                  812,490      (175,448)      691,907
                                                           -----------   -----------  --------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net short-term realized gain (loss) on investments         (469,457)      542,685       391,033
  Net long-term realized gain on investments                              3,451,906     4,671,944
  Change in net unrealized appreciation (depreciation)
on                                                          2,574,288    (5,844,248)   24,723,720
     investments
  Change in net unrealized (depreciation) on
translation of
     assets and liabilities denominated in foreign            (48,537)     (696,207)
currencies
                                                           -----------   -----------  --------------
  Net change in realized and unrealized appreciation
    (depreciation) on investments                           2,056,294    (2,545,864)   29,786,697
                                                           -----------   -----------  --------------

NET INCREASE  (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                   2,868,784    (2,721,312)   30,478,604
                                                           ===========   ===========  ==============

(A) The portfolio commenced operations on July 1, 1997
                                                                                                                        (Continued)



                                         INVESTMENT
                                             GRADE                          SHORT-TERM        SMALL-CAP
                                           CORPORATE         MIDCAP          MATURITY        AGGRESSIVE
                                             BOND            GROWTH            BOND            GROWTH
                                           PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO
                                         --------------  --------------  ---------------- -----------------
INVESTMENT INCOME:                                             (A)
    Interest                                7,136,653        135,207        3,570,558        1,161,997
    Dividends                                                 55,162                         1,580,382
    Less:  Foreign withholding tax                                                                 (142)
                                          --------------  --------------  ---------------- -----------------
     Total income                           7,136,653        190,369        3,570,558        2,742,237

EXPENSES:
    Salaries                                                   6,775                             8,245
    Legal and SEC fees                                           815                            19,474
    Directors' fees                                              295                             1,857
    Auditing fees                                              1,500                             5,110
    Investment administration                                 32,737                            58,076
    Bank and custodial fees                                   16,695                            41,612
    Other expenses                                             4,057                            25,058
    Management fee                            646,636        214,690          352,368        1,365,904
                                         --------------  --------------   ---------------- -----------------
        Total expenses                        646,636        277,564          352,368        1,525,336
                                         --------------  --------------  ---------------- -----------------

Less amount paid by
GW Capital Management                                        52,139                             9,205
                                          --------------  --------------  ---------------- -----------------

 Net expenses                                 646,636        225,425          352,368        1,516,131
                                          --------------  --------------  ---------------- -----------------

NET INVESTMENT INCOME (LOSS)                6,490,017        (35,056)       3,218,190        1,226,106
                                          --------------  --------------  ---------------- -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net short-term realized gain (loss)
on investments                               (663,076)       317,747           73,015       15,648,905
Net long-term realized gain
in investments                                774,536                          23,242        6,451,761
Change in net unrealized appreciation
(depreciation)on investments                  627,506      3,438,694          303,418        6,154,183
Change in net unrealized (depreciation)
on translation of assets and liabilities
denominated in foreign currencies
Net change in realized and unrealized
appreciation                               --------------  --------------  ---------------- -----------------
(depreciation) on investments                  738,966      3,756,441          399,675       28,254,849
                                           --------------  --------------  ---------------- -----------------

NET INCREASE  (DECREASE) IN NET ASSETS       7,228,983      3,721,385        3,617,865       29,480,955
RESULTING FROM OPERATIONS                 ==============  ==============  ================ =================

(A) The portfolio commenced operations on July 1, 1997

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------
                                                                        U.S.
                                                                     GOVERNMENT
                                                                      MORTGAGE              VALUE
                                                                     SECURITIES             INDEX
                                                                     PORTFOLIO            PORTFOLIO
                                                                  ----------------     ---------------
INVESTMENT INCOME:
    Interest                                                        10,527,679              113,270
    Dividends                                                                             4,292,416
    Less:  Foreign withholding tax                                                             (422)
                                                                  ----------------     ---------------
        Total income                                                10,527,679            4,405,264

EXPENSES:
    Salaries
    Legal and SEC fees
    Directors' fees
    Auditing fees
    Investment administration
    Bank and custodial fees
    Other expenses
    Management fee                                                     896,131            1,083,359
                                                                  ----------------     ---------------
        Total expenses                                                 896,131            1,083,359
                                                                  ----------------     ---------------

    Less amount paid by GW Capital Management
                                                                  ----------------     ---------------

       Net expenses                                                    896,131            1,083,359
                                                                  ----------------     ---------------

NET INVESTMENT INCOME                                                9,631,548            3,321,905
                                                                  ----------------     ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net short-term realized gain on investments                          495,891            1,457,558
  Net long-term realized gain on investments                           161,482           11,522,378
  Change in net unrealized appreciation on investments               2,267,802           35,953,743
  Change in net unrealized (depreciation) on translation of
     assets and liabilities denominated in foreign currencies
                                                                  ----------------     ---------------

  Net change in realized and unrealized appreciation
    (depreciation) on investments                                    2,925,175           48,933,679
                                                                  ----------------     ---------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                           12,556,723           52,255,584
                                                                  ================     ===============



See notes to financial statements.                                   (Concluded)

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996
-----------------------------------------------------------------------------------------------------

                                                         FOREIGN
                                                        BLUE CHIP                 EQUITY
                                                        PORTFOLIO               PORTFOLIO
                                                       ------------    -----------------------------
                                                          1997             1997           1996
                                                       ------------    -------------  --------------
INCREASE  (DECREASE) IN  NET ASSETS:                       (A)

OPERATIONS:
  Net investment income (loss)                            812,490         (175,448)       293,535
  Net short-term realized gain (loss)  on                (469,457)         542,685      1,493,498
investments
  Net long-term realized gain on investments                             3,451,906      1,913,362
  Change in net unrealized appreciation
(depreciation)
     on investments                                     2,574,288       (5,844,248)     1,732,116
  Change in net unrealized (depreciation) on
translation of
     assets and liabilities denominated in foreign        (48,537)        (696,207)      (246,702)
currencies
                                                       ------------    -------------  --------------
      Net increase (decrease) in net assets
resulting from
        Operations                                      2,868,784       (2,721,312)     5,185,809
                                                       ------------    -------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income and net short-term          (808,270)      (1,351,699)      (293,535)
realized gains
  From net long-term realized gains                                     (3,144,430)
                                                       ------------    -------------  --------------
      Total distributions                                (808,270)      (4,496,129)      (293,535)
                                                       ------------    -------------  --------------

SHARE TRANSACTIONS:
  Net proceeds from sales of shares                    95,597,787       19,269,737     46,933,053
  Reinvestment of distributions                           808,270        4,496,129        293,535
  Cost of shares redeemed                              (4,259,679)     (31,980,112)   (36,416,271)
                                                       ------------    -------------  --------------
    Net increase (decrease) in net assets
resulting from share
      Transactions                                     92,146,378       (8,214,246)    10,810,317
                                                       ------------    -------------  --------------
      Total increase (decrease) in net assets          94,206,892      (15,431,687)    15,702,591

NET ASSETS:
  Beginning of period                                                   80,106,459     64,403,868
                                                       ============    =============  ==============
  End of period                                        94,206,892       64,674,772     80,106,459
                                                       ============    =============  ==============

OTHER INFORMATION:

SHARES:
  Sold                                                 95,499,044       18,579,686     45,789,651
  Issued in reinvestment of distributions                 790,519        4,883,489        284,466
  Redeemed                                             (4,179,726)     (29,467,074)   (35,600,077)

                                                       ============    =============  ==============
  Net increase (decrease)                              92,109,837       (6,003,899)    10,474,040
                                                       ============    =============  ==============

(A) The portfolio commenced operations on July 1, 1997

See notes to financial statements.                                                                              (Continued)





                                                                                               INVESTMENT GRADE

                                                                     GROWTH INDEX                CORPORATE BOND
                                                                       PORTFOLIO                      PORTFOLIO
                                                        ------------------------------   -------------------------------
                                                             1997            1996            1997              1996
                                                        ---------------  -------------   --------------    -------------
INCREASE  (DECREASE) IN  NET ASSETS:
OPERATIONS:
  Net investment income (loss)                               691,907          513,945       6,490,017        5,839,626
  Net short-term realized gain (loss)on investments          391,033          336,539        (663,076)      (1,238,570)
  Net long-term realized gain on investments               4,671,944        6,909,305         774,536           80,051
  Change in net unrealized appreciation
(depreciation)on investments                              24,723,720        4,368,100         627,506       (1,637,586)
  Change in net unrealized (depreciation) on
translation of assets and liabilities denominated
in foreign currencies
  Net increase (decrease) in net assets resulting from   ---------------  -------------   --------------    -------------
        Operations                                         30,478,604       12,127,889       7,228,983        3,043,521
                                                         ---------------  -------------   --------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net
short-term realized gains                                  (1,129,582)        (945,533)     (6,484,674)      (5,839,626)
From net long-term realized gains                          (4,519,784)      (7,032,586)
                                                         ---------------  -------------   --------------    -------------
        Total distributions                                (5,649,366)      (7,978,119)     (6,484,674)      (5,839,626)
                                                         ---------------  -------------   --------------    -------------
SHARE TRANSACTIONS:
  Net proceeds from sales of shares                        59,381,868       72,692,642      17,498,367       51,398,029
  Reinvestment of distributions                             5,649,366        7,978,119       6,484,674        5,839,626
  Cost of shares redeemed                                 (10,627,922)     (44,592,620)    (10,573,542)     (48,929,802)
                                                         ---------------  -------------   --------------    -------------
Net increase (decrease) in net assets
resulting from share
Transactions                                               54,403,312       36,078,141      13,409,499        8,307,853
                                                         ---------------  -------------   --------------    -------------
Total increase (decrease) in net assets                    79,232,550       40,227,911      14,153,808        5,511,748

NET ASSETS:
  Beginning of period                                      83,743,210       43,515,299     100,722,152       95,210,404
                                                         ===============  =============   ==============    =============
  End of period                                           162,975,760       83,743,210     114,875,960      100,722,152
                                                         ===============  =============   ==============    =============

OTHER INFORMATION:
SHARES:
  Sold                                                     34,500,097       47,802,158      13,638,954       40,128,086
  Issued in reinvestment of distributions                   3,133,784        5,375,108       5,086,411        4,588,258
  Redeemed                                                 (5,955,581)     (29,126,291)     (8,221,477)     (38,210,297)
                                                          =============    ==============   ===========      ===========
  Net increase (decrease)                                  31,678,300       24,050,975      10,503,888        6,506,047


(A) The portfolio commenced operations on July 1, 1997
See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996

------------------------------------------------------------------------------------------------------------------------
                                       MIDCAP
                                       GROWTH          SHORT-TERM MATURITY           SMALL-CAP AGGRESSIVE
                                      PORTFOLIO          BOND PORTFOLIO                GROWTH PORTFOLIO
                                     ------------   ---------------------------  ----------------------------
                                        1997           1997           1996            1997          1996
                                     ------------  -------------  -------------   -------------  ------------
INCREASE  (DECREASE) IN ASSETS:          (B)

OPERATIONS:
  Net investment income                 (35,056)     3,218,190      1,549,781       1,226,106        463,953
  Net short-term realized gain          317,747         73,015        (60,079)     15,648,905      3,358,026
(loss) on investments
  Net long-term realized gain                           23,242                      6,451,761      2,255,775
on  investments
  Change in net unrealized
appreciation
    (depreciation) on investments     3,438,694        303,418         53,675       6,154,183      6,998,120
  Change in net unrealized
(depreciation) on
    translation of assets and
liabilities
    denominated in foreign
currencies
                                     ------------  -------------  -------------   -------------  ------------
      Net increase in net assets
        resulting from operations     3,721,385      3,617,865      1,543,377      29,480,955     13,075,874
                                     ------------  -------------  -------------   -------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
and  net short-term realized gains      (83,895)    (3,217,896)    (1,549,781)    (16,102,420)    (3,583,866)
  From net long-term realized                           (6,818)                    (5,867,189)    (1,858,939)
gains

                                     ------------  -------------  -------------   -------------  ------------
      Total distributions               (83,895)    (3,224,714)    (1,549,781)    (21,969,609)    (5,442,805)
                                     ------------  -------------  -------------   -------------  ------------

SHARE TRANSACTIONS:
  Net proceeds from sales of         53,783,609     41,122,124     52,044,506      82,365,170     64,452,555
shares
  Reinvestment of distributions          83,895      3,224,714      1,549,781      21,969,609      5,442,805
  Cost of shares redeemed              (800,697)    (5,875,558)   (29,703,439)     (8,468,416)   (26,178,114)
                                     ------------  -------------  -------------   -------------  ------------
    Net increase in net assets
resulting from
    share transactions               53,066,807     38,471,280     23,890,848      95,866,363     43,717,246
                                     ------------  -------------  -------------   -------------  ------------

      Total increase in net          56,704,297     38,864,431     23,884,444     103,377,709     51,350,315
assets

NET ASSETS:
    Beginning of period                       0     39,503,114     15,618,670      79,944,926     28,594,611
                                     ------------
                                                   =============  =============   =============  ============
  End of period                      56,704,297     78,367,545     39,503,114     183,322,635     79,944,926
                                     ============  =============  =============   =============  ============

OTHER INFORMATION:

SHARES:
  Sold                               51,914,438     40,679,643     51,768,539      53,397,184     48,298,315
  Issued in reinvestment of              79,243      3,194,509      1,546,276      14,624,075      3,944,562
distributions
  Redeemed                             (763,462)    (5,792,498)   (29,542,541)     (5,315,775)   (19,892,161)
                                     ------------  -------------
                                                                  =============   =============  ============
  Net increase                       51,230,219     38,081,654     23,772,274      62,705,484     32,350,716
                                     ============  =============  =============   =============  ============

(B) The portfolio commenced operations on July 1, 1997

See notes to financial statements                                 (Concluded)





                                                           U.S. GOVERNMENT
                                                         MORTGAGE SECURITIES                VALUE INDEX
                                                              PORTFOLIO                      PORTFOLIO
                                                      ---------------------------    --------------------------
                                                         1997           1996            1997          1996
                                                      ------------   ------------    ------------  ------------

INCREASE  (DECREASE) IN ASSETS:

OPERATIONS:
  Net investment income                              9,631,548      8,595,453       3,321,905     2,194,284
  Net short-term realized gain                         495,891       (344,155)      1,457,558       816,122
(loss) on investments
  Net long-term realized gain on investments           161,482        154,023      11,522,378     2,185,585
  Change in net unrealized appreciation
    (depreciation) on investments                    2,267,802     (2,751,951)     35,953,743    12,970,042
  Change in net unrealized
(depreciation)on translation of assets and
liabilities denominated in foreign currencies
   Net increase in net assets                       ------------   ------------    ------------  ------------
   resulting from operations                        12,556,723      5,653,370      52,255,584    18,166,033
                                                    ------------   ------------    ------------  ------------


DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income and net
   short-term realized gains                          (9,627,280)    (8,595,453)      (4,683,251)  (3,007,874)
  From net long-term realized gains                                                  (11,250,768)  (2,186,139)
                                                      ------------  ------------    ------------  ------------
Total distributions                                   (9,627,280)    (8,595,453)     (15,934,019)  (5,194,013)
                                                      ------------   ------------    ------------  ------------

SHARE TRANSACTIONS:
  Net proceeds from sales of shares                   24,003,121     70,074,949      77,743,771    80,133,458
  Reinvestment of distributions                        9,627,280      8,595,453      15,934,019     5,194,013
  Cost of shares redeemed                            (12,841,366)   (66,812,091)    (14,860,577)  (41,200,363)
                                                      ------------   ------------    ------------  ------------
    Net increase in net assets
resulting from share transactions                     20,789,035     11,858,311      78,817,213    44,127,108
                                                      ------------   ------------    ------------  ------------
    Total increase in net assets                      23,718,478      8,916,228      115,138,778   57,099,128


 NET ASSETS:                                         138,465,908    129,549,680     122,283,026   65,183,898
   Beginning of period                               ============   ============    ============  ============
   End of period                                     162,184,386    138,465,908     237,421,804   122,283,026
                                                     ============   ============    ============  ============

OTHER INFORMATION:

SHARES:
  Sold                                                20,604,015     60,620,445      46,501,145    59,397,860
  Issued in reinvestment of distributions              8,300,735      7,479,648       8,953,668     3,609,410
  Redeemed                                           (10,993,838)   (57,812,180)    (8,657,763)   (30,534,066)
                                                      ============   ============    ------------  ============
  Net increase                                        17,910,912     10,287,913      46,797,050    32,473,204
                                                      ============   ============    ------------  ============

(B) The portfolio commenced operations on July 1, 1997

See notes to financial statements

MAXIM SERIES FUND, INC.

BLUE CHIP PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the period ended
December 31, 1997 is as follows:

                                                                                                             Period Ended
                                                                                                             December 31,
                                                                                                                 1997
                                                                                                         ----------------------
                                                                                                                  (A)
Net Asset Value, Beginning of Period                                                                             1.000

Income From Investment Operations

Net investment income                                                                                            0.0089
Net short-term realized gain (loss)                                                                             (0.0051)
Net long-term realized and unrealized gain (loss)                                                                0.0279
                                                                                                         ----------------------

Total Income (Loss) From Investment Operations                                                                   0.0317

Less Distributions

From net investment income and net short-term realized gains                                                    (0.0089)

From net long-term realized gains
                                                                                                         ----------------------

Total Distributions                                                                                             (0.0089)
                                                                                                         ----------------------

Net Asset Value, End of Period                                                                                   1.0228
                                                                                                         ======================

Total Return                                                                                                     3.17%

Net Assets, End of Period                                                                                     94,206,892

Average Commission Rate Paid Per Share Bought or Sold                                                            0.0598


Ratio of Expenses to Average Net Assets                                                                          1.14% *#

Ratio of Net Investment Income to Average Net Assets                                                             1.78% *

Portfolio Turnover Rate                                                                                        111.45%


(A) The portfolio commenced operations on July 1, 1997.
*     Annualized
#     Percentage is shown net of expenses reimbursed by GW Capital Management, LLC.
                                                                                                         (Continued)


MAXIM SERIES FUND, INC.

FOREIGN EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1997, 1996, 1995, and 1994 is as follows:



                                                                                         Year Ended December 31,
                                                                    ---------------------------------------------------------------
                                                                         1997             1996             1995             1994
                                                                    ----------------  --------------  ---------------  ------------
                                                                                                                            (A)
Net Asset Value, Beginning of Period                                      1.0580            0.9871          0.9515          1.0000

Income From Investment Operations

Net investment income (loss)                                             (0.0017)           0.0041          0.0073         (0.0019)
Net short-term realized gain                                              0.0078
Net long-term realized and unrealized gain (loss)                        (0.0671)           0.0709          0.0398         (0.0466)
                                                                    ----------------  --------------  ---------------  -------------

Total Income (Loss) From Investment Operations                           (0.0610)           0.0750          0.0471         (0.0485)

Less Distributions

From net short-term realized gains                                       (0.0208)
From net long-term realized gains                                        (0.0485)          (0.0041)        (0.0115)
                                                                    ----------------  --------------  ---------------  ------------

Total Distributions                                                      (0.0693)          (0.0041)        (0.0115)
                                                                    ----------------  --------------  ---------------  ------------

Net Asset Value, End of Period                                            0.9277            1.0580          0.9871          0.9515
                                                                    ================  ==============  ===============  ============

Total Return                                                             (5.69)%            7.61%           5.02%          (4.85)%

Net Assets, End of Period                                             64,674,772        80,106,459      64,403,868       42,760,613

Average Commission Rate Paid
Per Share Bought or Sold                                                  0.0026            0.0252

Ratio of Expenses to Average Net Assets                                   1.33% #           1.45% #         1.50% #        1.50% * #

Ratio of Net Investment Income to Average Net Assets                     (0.23)%            0.41%           0.69%         (1.26)% *

Portfolio Turnover Rate                                                 200.82%            75.65%         119.98%          19.85%

(A)  The portfolio commenced operations on November 1, 1994.
*      Annualized
#  Percentage  is  shown  net of  expenses  reimbursed  by The  Great-West  Life
Assurance Company or GW Capital Management, LLC.


                                                                  (Continued)

MAXIM SERIES FUND, INC.

GROWTH INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1997, 1996, 1995, 1994, and 1993 is as follows:



                             Year Ended December 31,
                                                --------------------------------------------------------------------------------
                                                    1997            1996             1995             1994            1993
                                                --------------  --------------   --------------  ---------------  --------------
                                                                                                                       (A)
Net Asset Value, Beginning of Period               1.4852            1.3459           1.0120          1.0064           1.0000

Income From Investment Operations

Net investment income                              0.0085            0.0114           0.0127          0.0133           0.0015
Net short-term realized gain                       0.0044            0.0084           0.0038
Net long-term realized and unrealized gain         0.4197            0.2767           0.3394          0.0056           0.0064
                                                --------------  --------------   --------------  ---------------  --------------

Total Income From Investment Operations            0.4326            0.2965           0.3559          0.0189           0.0079

Less Distributions

From net investment income and
net short-term realized gains                     (0.0137)          (0.0198)         (0.0165)        (0.0133)         (0.0015)

From net long-term realized gains                 (0.0534)          (0.1374)         (0.0055)
                                                --------------  --------------   --------------  ---------------  --------------

Total Distributions                               (0.0671)          (0.1572)         (0.0220)        (0.0133)         (0.0015)
                                                --------------  --------------   --------------  ---------------  --------------

Net Asset Value, End of Period                     1.8507            1.4852           1.3459          1.0120           1.0064
                                                ==============  ==============   ==============  ===============  ==============

Total Return                                       29.26%           22.10%           35.29%           1.93%             .79%

Net Assets, End of Period                        162,975,760        83,743,210       43,515,299      14,171,307       3,099,916

Average Commission Rate Paid
Per Share Bought or Sold                           0.0264            0.0358

Ratio of Expenses to Average Net Assets             0.60%            0.60%            0.60%           0.60%            0.59%*

Ratio of Net Investment Income
to Average Net Assets                               0.54%            0.83%            1.15%           1.57%            1.98%*

Portfolio Turnover Rate                            21.52%           41.55%           17.90%          18.50%            0.06%


(A) The portfolio commenced operations on December 1, 1993.
*     Annualized

                                                                  (Continued)

MAXIM SERIES FUND, INC.

INVESTMENT GRADE CORPORATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1997, 1996, 1995, 1994, and 1993 is as follows:



                                                                  Year Ended December 31,
                                        ----------------------------------------------------------------------------
                                            1997             1996            1995           1994            1993
                                        --------------  ---------------  -------------  --------------  -------------

Net Asset Value,                            1.2774          1.3161           1.2019          1.3090         1.2957
Beginning of Period

Income From Investment Operations

Net investment income                       0.0769          0.0777           0.0794          0.0665         0.0691
Net short-term realized gain (loss)        (0.0071)                          0.0022
Net long-term realized and
  Unrealized gain (loss)                    0.0152         (0.0387)          0.1142         (0.1071)        0.0452
                                        --------------  ---------------  -------------  --------------  -------------

Total Income (Loss) From
Investment Operations                       0.0850          0.0390           0.1958         (0.0406)        0.1143

Less Distributions

From net investment income and
  net short-term realized gains            (0.0768)        (0.0777)         (0.0816)        (0.0665)       (0.0686)

From net long-term realized gains                                                                          (0.0324)
                                        --------------  ---------------  -------------  --------------  -------------

Total Distributions                        (0.0768)        (0.0777)         (0.0816)        (0.0665)       (0.1010)
                                        --------------  ---------------  -------------  --------------  -------------

Net Asset Value, End of Period              1.2856          1.2774           1.3161          1.2019         1.3090
                                        ==============  ===============  =============  ==============  =============

Total Return                                6.85%           3.14%           16.71%          (3.15)%          8.95%

Net Assets, End of Period                 114,875,960     100,722,152       95,210,404   71,276,294       63,585,296

Ratio of Expenses
To Average Net Assets                       0.60%           0.60%            0.60%           0.60%           0.60%

Ratio of Net Investment Income
To Average Net Assets                       6.02%           6.08%            6.30%           5.37%           5.13%

Portfolio Turnover Rate                   140.35%         118.50%          159.21%          51.66%         151.14%







                                                           (Continued)

MAXIM SERIES FUND, INC.

MIDCAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the period ended
December 31, 1997 is as follows:

                                                                                                             Period Ended
                                                                                                             December 31,
                                                                                                                 1997
                                                                                                         ----------------------
                                                                                                                  (A)
Net Asset Value, Beginning of Period                                                                             1.000

Income From Investment Operations

Net investment income
Net short-term realized gain (loss)                                                                              0.0062
Net long-term realized and unrealized gain (loss)                                                                0.1024
                                                                                                         ----------------------
                                                                                                                 0.1086
Total Income (Loss) From Investment Operations

Less Distributions

From net investment income and net short-term realized gains                                                    (0.0017)

From net long-term realized gains
                                                                                                         ----------------------

Total Distributions                                                                                             (0.0017)
                                                                                                         ----------------------

Net Asset Value, End of Period                                                                                   1.1069
                                                                                                         ======================

Total Return                                                                                                    10.86%

Net Assets, End of Period                                                                                       56,704,297

Average Commission Rate Paid Per Share Bought or Sold                                                            0.0517

Ratio of Expenses to Average Net Assets                                                                          1.05%* #

Ratio of Net Investment Income to Average Net Assets                                                            (0.16)%*

Portfolio Turnover Rate                                                                                         24.28%


(A) The portfolio commenced operations on July 1, 1997.
*     Annualized
#     Percentage is shown net of expenses reimbursed by GW Capital Management, LLC.

                                                                   (Continued)

MAXIM SERIES FUND, INC.

SHORT-TERM MATURITY BOND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1997, 1996 and 1995 is as follows:



                                                                                     Year Ended December 31,
                                                                   ------------------------------------------------------------
                                                                         1997                 1996                 1995
                                                                   ------------------   -----------------   -------------------
                                                                                                                   (A)
Net Asset Value, Beginning of Period                                       1.0065               1.0092              1.0000

Income From Investment Operations

Net investment income                                                      0.0534               0.0489              0.0194
Net short-term realized gain                                               0.0009                                   0.0013
Net long-term realized and unrealized gain (loss)                          0.0061              (0.0027)             0.0092
                                                                   ------------------   -----------------   -------------------

Total Income From Investment Operations                                    0.0604               0.0462              0.0299

Less Distributions

From net investment income and net short-term realized gains              (0.0534)             (0.0489)            (0.0207)
From net long-term realized gains                                         (0.0001)
                                                                   ------------------   -----------------   -------------------

Total Distributions                                                       (0.0535)             (0.0489)            (0.0207)
                                                                   ------------------   -----------------   -------------------

Net Asset Value, End of Period                                             1.0134               1.0065              1.0092
                                                                   ==================   =================   ===================

Total Return                                                               6.14%                4.70%               3.02%

Net Assets, End of Period                                              78,367,545           39,503,114          15,618,670

Ratio of Expenses to Average Net Assets                                    0.60%                0.60%               0.53% *

Ratio of Net Investment Income to Average Net Assets                       5.47%                5.15%               4.61% *

Portfolio Turnover Rate                                                   84.59%               51.71%              97.87%



(A)  The portfolio commenced operations on August 1, 1995.
*      Annualized





                                                                 (Continued)

MAXIM SERIES FUND, INC.

SMALL-CAP AGGRESSIVE GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1997, 1996, 1995, and 1994 is as follows:


                                                                                      Year Ended December 31,
                                                         --------------------------------------------------------------------------
                                                               1997                1996              1995               1994
                                                         ------------------  ----------------- ------------------ -----------------
                                                                                                                        (A)
Net Asset Value, Beginning of Period                           1.4028             1.1605            0.9755             1.0000

Income From Investment Operations

Net investment income (loss)                                   0.0103             0.0091            0.0075            (0.0016)
Net short-term realized gain                                   0.1307             0.0597            0.0878
Net long-term realized and unrealized gain (loss)              0.1966             0.2779            0.1962            (0.0229)
                                                         ------------------  ----------------- ------------------ -----------------

Total Income (Loss) From Investment Operations                 0.3376             0.3467            0.2915            (0.0245)

Less Distributions

From net investment income and net
short-term realized gains                                     (0.1524)           (0.0688)          (0.0945)

From net long-term realized gains                             (0.0564)           (0.0356)          (0.0120)
                                                         ------------------  ----------------- ------------------ -----------------

Total Distributions                                           (0.2088)           (0.1044)          (0.1065)
                                                         ------------------  ----------------- ------------------ -----------------

Net Asset Value, End of Period                                 1.5316             1.4028            1.1605             0.9755
                                                         ==================  ================= ================== =================

Total Return                                                  24.50%             30.09%            29.96%             (2.46)%

Net Assets, End of Period                                    183,322,635         79,944,926        28,594,611         12,963,409

Average Commission Rate Paid
Per Share Bought or Sold                                       0.0539             0.0573

Ratio of Expenses to Average Net Assets                        1.11% #            1.26% #           1.30% #            1.26% * #

Ratio of Net Investment Income to Average Net Assets           0.89%              0.98%             0.65%             (1.08)% *

Portfolio Turnover Rate                                       93.28%             62.63%            99.48%              8.84%




(A) The portfolio commenced operations on November 1, 1994.
*     Annualized
# Percentage is shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.

                                                                   (Continued)

MAXIM SERIES FUND, INC.

U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1997, 1996, 1995, 1994, and 1993 is as follows:



                                                                      Year Ended December 31,
                                          --------------------------------------------------------------------------------
                                               1997             1996            1995            1994            1993
                                          ---------------   --------------  -------------  --------------- ---------------

Net Asset Value, Beginning of Period          1.1519            1.1786          1.0917         1.1813          1.1503

Income From Investment Operations

Net investment income                         0.0745            0.0751          0.0781         0.0620          0.0788
Net short-term realized gain                  0.0036
Net realized and unrealized
gain (loss)                                   0.0188           (0.0267)         0.0869        (0.0896)         0.0315
                                          ---------------   --------------  -------------  --------------- ---------------

Total Income (Loss) From
Investment Operations                         0.0969            0.0484          0.1650        (0.0276)         0.1103

Less Distributions

From net investment income                   (0.0745)          (0.0751)        (0.0781)       (0.0620)        (0.0788)

From net realized gains                                                                                       (0.0005)
                                          ---------------   --------------  -------------  --------------- ---------------

Total Distributions                          (0.0745)          (0.0751)        (0.0781)       (0.0620)        (0.0793)
                                          ---------------   --------------  -------------  --------------- ---------------

Net Asset Value, End of Period                1.1743            1.1519          1.1786         1.0917          1.1813
                                          ===============   ==============  =============  =============== ===============

Total Return                                  8.64%             4.29%          15.55%         (2.34)%          9.65%

Net Assets, End of Period                 162,184,386       138,465,908     129,549,680        93,386,366      77,052,883

Ratio of Expenses to
  Average Net Assets                          0.60%             0.60%           0.60%          0.60%           0.60%

Ratio of Net Investment Income
  To Average Net Assets                       6.44%             6.51%           6.84%          5.67%           8.12%

Portfolio Turnover Rate                      34.01%            94.63%         188.04%        331.42%          17.78%





                                                          (Continued)

MAXIM SERIES FUND, INC.

VALUE INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1997, 1996, 1995, 1994, and 1993 is as follows:



                                                                                  Year Ended December 31,
                                                    ----------------------------------------------------------------------------
                                                        1997             1996           1995           1994            1993
                                                    --------------   -------------  -------------  --------------  -------------
                                                                                                                       (A)
Net Asset Value, Beginning of Period                   1.4538            1.2623         0.9614         1.0118          1.0000

Income From Investment Operations

Net investment income                                  0.0278            0.0298         0.0305         0.0253          0.0014
Net short-term realized gain                           0.0111            0.0101         0.0054
Net long-term realized and unrealized gain (loss)      0.4520            0.2186         0.3144        (0.0504)         0.0119
                                                    --------------   -------------  -------------  --------------  -------------

Total Income (Loss) From Investment Operations         0.4909            0.2585         0.3503        (0.0251)         0.0133

Less Distributions

From net investment income and
net short-term realized gains                         (0.0389)          (0.0399)       (0.0359)       (0.0253)        (0.0014)

From net long-term realized gains                     (0.0922)          (0.0271)       (0.0135)                       (0.0001)
                                                    --------------   -------------  -------------  --------------  -------------

Total Distributions                                   (0.1311)          (0.0670)       (0.0494)       (0.0253)        (0.0015)
                                                    --------------   -------------  -------------  --------------  -------------

Net Asset Value, End of Period                         1.8136            1.4538         1.2623         0.9614          1.0118
                                                    ==============   =============  =============  ==============  =============

Total Return                                           34.08%           20.63%         36.80%         (2.49)%          1.32%

Net Assets, End of Period                            237,421,804     122,283,026     65,183,898     25,610,474       4,337,142

Average Commission Rate Paid
Per Share Bought or Sold                               0.0295            0.0377

Ratio of Expenses to Average Net Assets                 0.60%            0.60%          0.60%          0.60%           0.59%*

Ratio of Net Investment Income
to Average Net Assets                                   1.83%            2.38%          2.87%          3.18%           2.11%*

Portfolio Turnover Rate                                26.03%           16.31%         18.11%         16.88%           8.99%


(A)  The portfolio commenced operations on December 1, 1993.
*      Annualized

                                                                  (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1997 AND 1996
--------------------------------------------------------------------------------


1.       HISTORY OF THE FUND

         Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 as an open-end management investment company. Interests in the Blue Chip, Foreign Equity, Growth Index, Investment Grade Corporate Bond, MidCap Growth, Short-Term Maturity Bond, Small-Cap Aggressive Growth, U.S. Government Mortgage Securities, and Value Index portfolios (the Portfolios) are represented by separate classes of beneficial interest of the Fund. Shares of the Fund are sold only to FutureFunds Series Account II, Qualified Series Account, and Retirement Plan Series Account of Great-West Life & Annuity Insurance Company (the Company), to fund benefits under variable annuity contracts issued by the Company and to the TNE Series (k) Account of Metropolitan Life Insurance Company ("Met") to fund benefits under variable annuity contracts issued by Met. Shares of the Fund are also sold to the Profile Portfolios of the Fund which are sold only to FutureFunds Series Account of the Company to fund benefits under variable annuity contracts. The shares are sold at a price equal to the respective net asset value per share of each class of shares.


2.       SIGNIFICANT ACCOUNTING POLICIES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         The following is a summary of the significant accounting policies of the Fund:

         Dividends

         Dividends from investment income of the Investment Grade Corporate Bond, Short-Term Maturity Bond, and the U.S. Government Mortgage Securities Portfolios are declared and reinvested quarterly. Dividends from investment income of the Blue Chip, Growth Index, MidCap Growth, and the Value Index Portfolios are declared and reinvested semi-annually. Dividends from investment income of the Foreign Equity and Small-Cap Aggressive Growth are declared and reinvested annually. Dividends from capital gains of all portfolios are declared in the fiscal year in which they have been earned and are reinvested in additional shares at net asset value.

         Security Transactions

         Security transactions are accounted for on the date the securities are purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO) for the Blue Chip, Foreign Equity, Growth Index, MidCap Growth, Small-Cap Aggressive Growth, and Value Index Portfolios and specific lot selection for all other portfolios.

         The U.S. Government Mortgage Securities Portfolio may enter into repurchase agreements which settle at a specified future date. Amounts owing to brokers under these agreements are included in Payables for Investments Purchased in the accompanying financial statements. This liability was $23,105,000 at December 31, 1997, and was collateralized by securities of approximately the same value.

         Security Valuation

         Securities traded on national securities exchanges are valued daily at the closing prices of the securities on these exchanges, and securities traded on over-the-counter markets are valued daily at the average between the quoted bid and asked prices. Short-term securities are valued at amortized cost which approximates market value.

         The portfolios may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost and fair value of these restricted securities held at December 31, 1997 were as follows:

                                                                                           Investment Grade            Short-Term
                                                                  Foreign Equity             Corporate                 Maturity
                                                                   Portfolio               Bond Portfolio           Bond Portfolio
                                                               -------------------     -----------------------    -----------------

                                   Aggregate Cost                    1,560,225                11,586,261              3,993,960
                                   Aggregate Fair Value              1,197,612                11,668,440              3,991,480
                                   Percent of Net Assets                 1.85%                   10.16%                   5.09%

          Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income is recorded daily.

          Foreign Currency Translations

          The accounting records of the Blue Chip and Foreign Equity Portfolios are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

         The Blue Chip and Foreign Equity Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities held.

         Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, and currency gains or losses realized between the amounts of dividends, interest, and foreign withholding taxes recorded by the Blue Chip and Foreign Equity Portfolios, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

         Federal Income Taxes

         For federal income tax purposes, each Portfolio of the Fund intends to qualify as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary income and capital gains) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 1997, the Investment Grade Corporate Bond, Maxim Blue Chip and U.S. Government Mortgage Securities Portfolios had
         available for federal income tax purposes unused capital loss carryovers of $442,435, $40,816, and $3,288,408, respectively, which expire between 2002 and 2004.

3.       INVESTMENT ADVISORY AGREEMENT

         The Fund had entered into an investment advisory agreement with Great-West through October 31, 1996. Effective November 1, 1996, a wholly-owned subsidiary of the Company, GW Capital Management, LLC., serves as investment advisor. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .60% of the average daily net assets of the Growth Index Portfolio, Investment Grade Corporate Bond Portfolio, Short-Term Maturity Bond Portfolio, U.S. Government Mortgage Securities Portfolio, and Value Index Portfolio and 1.00% of the average daily net assets of the Blue Chip Portfolio, Foreign Equity Portfolio, MidCap Growth Portfolio, and Small-Cap Aggressive Growth Portfolio. However, the investment advisor shall pay any expenses of the Fund which exceed an annual rate, including management fees, of 1.05%, 1.50%, 1.10% and 1.30% of the average daily net assets of the Blue Chip, Foreign Equity, MidCap Growth and Small-Cap Aggressive Growth Portfolios, respectively.

4.       UNREALIZED APPRECIATION (DEPRECIATION)

         Gross unrealized appreciation (depreciation) of securities is as follows as of December 31, 1997:

                                                                                                               Net
                                                                      Gross               Gross             Unrealized
                                                                  Appreciation        Depreciation         Appreciation
           Blue Chip Portfolio                                      3,883,219           (1,357,468)           2,525,751
           Foreign Equity Portfolio                                 4,064,319           (4,707,571)           (643,252)
           Growth Index Portfolio                                  40,386,166           (3,456,253)          36,929,913
           Investment Grade Corporate Bond Portfolio                1,381,852             (106,734)           1,275,118
           MidCap Growth Portfolio                                  5,248,396           (1,809,702)           3,438,694
           Short-Term Maturity Bond Portfolio                         500,477              (55,588)             444,889
           Small-Cap Aggressive Growth Portfolio                   24,277,396           (8,263,404)          16,013,992
           U.S. Government Mortgage Securities Portfolio            4,873,625             (250,264)           4,623,361
           Value Index Portfolio                                   61,427,346           (2,267,674)          59,159,672

                                  MAXIM SERIES FUND, INC.

                        Financial Statements and Financial Highlights
                      For the Period from September 9, 1997 (Inception)
                                     To December 31, 1997

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Aggressive Profile Portfolio, Conservative Profile Portfolio, Moderate Profile Portfolio, Moderately Aggressive Profile Portfolio, and Moderately Conservative Profile Portfolio, of Maxim Series Fund, Inc., as of December 31, 1997, the related statement of operations, and the statement of changes in net assets and financial highlights for the period from September 9, 1997 (inception) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Aggressive Profile Portfolio, Conservative Profile Portfolio, Moderate Profile Portfolio, Moderately Aggressive Profile Portfolio, and Moderately Conservative Profile Portfolio, of Maxim Series Fund, Inc., at December 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the period from September 9, 1997 (inception) to December 31, 1997, in conformity with generally accepted accounting principles.




January 30, 1998

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------

                                                                                         MODERATELY      MODERATELY
                                            AGGRESSIVE    CONSERVATIVE     MODERATE      AGGRESSIVE     CONSERVATIVE
                                             PROFILE         PROFILE        PROFILE        PROFILE         PROFILE
                                            PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                           ------------   --------------  ------------   ------------   --------------
ASSETS:

Investment in shares of Maxim Series
Fund, Inc. at value:
  Blue Chip Portfolio                                                        103,768        161,276
  Bond Portfolio                                              40,154                                        53,412
  Corporate Bond Portfolio                                    26,635                                        52,970
  Growth Index Portfolio                       68,795         26,836         103,631        161,328         53,246
  International Equity Portfolio              101,628                        153,352        159,333         78,622
  INVESCO ADR Portfolio                        69,666                                       163,252
  MidCap Portfolio                            105,366                                       164,963
  MidCap Growth Portfolio                     106,491                        159,641        166,203         54,956
  Short-Term Maturity Bond Portfolio                          93,769         155,665                       106,849
  Small-Cap Index Portfolio                    69,113
  Small-Cap Value Portfolio                    71,421                        106,933        166,732
  U.S. Government Securities Portfolio                        40,300         156,108        242,464         53,591
  Value Index Portfolio                       105,246         40,802         105,308        246,001         81,567
                                           ------------   --------------  ------------   ------------   --------------
        Total assets (cost $748,308;          697,726        268,496       1,044,406      1,631,552        535,213
$273,297; $1,099,014;
         $1,717,511; and
$552,434)


LIABILITIES:
  Due to GW Capital Management                    292             80             325            583            238
                                           ------------   --------------  ------------   ------------   --------------

NET ASSETS                                    697,434        268,416       1,044,081      1,630,969        534,975
                                           ============   ==============  ============   ============   ==============

NET ASSETS REPRESENTED BY:
  Capital stock, $.10 par value                73,377         26,608         108,067        168,558         53,991
  Additional paid-in capital                  679,694        246,176         992,457      1,548,713        497,150
  Net unrealized depreciation on              (50,582)        (4,801)        (54,608)       (85,959)       (17,221)
investments
  Overdistributed net investment income            (5)            (2)             (8)           (11)            (3)
  Accumulated net short-term realized
      gain (loss) on investments               (5,050)           435          (1,827)          (332)         1,058
                                           ------------   --------------  ------------   ------------   --------------
NET ASSETS                                    697,434        268,416       1,044,081      1,630,969        534,975
                                           ============   ==============  ============   ============   ==============


NET ASSET VALUE PER OUTSTANDING SHARE           0.9505         1.0088           0.9661         0.9676        0.9909
                                           ============   ==============  ============   ============   ==============

SHARES OF CAPITAL STOCK:
  Authorized                               100,000,000    100,000,000     100,000,000    100,000,000    100,000,000
  Outstanding                                 733,767        266,080       1,080,669      1,685,584        539,907

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
PERIOD FROM SEPTEMBER 9, 1997 (INCEPTION) TO DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                 MODERATELY       MODERATELY
                                                     AGGRESSIVE    CONSERVATIVE     MODERATE     AGGRESSIVE      CONSERVATIVE
                                                      PROFILE         PROFILE       PROFILE        PROFILE         PROFILE
                                                     PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                    ------------   --------------  -----------   ------------   ---------------
INVESTMENT INCOME:
     Income distributions received                       3,495          3,780          9,489        12,309           7,123
                                                    ------------   --------------  -----------   ------------   ---------------
        Total income                                     3,495          3,780          9,489        12,309           7,123

EXPENSES:
     Management fee                                        292             80            325           583             238
                                                    ------------   --------------  -----------   ------------   ---------------

NET INVESTMENT INCOME:                                   3,203          3,700          9,164        11,726           6,885
                                                    ------------   --------------  -----------   ------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net short-term realized gain (loss) on               (5,050)           442         (1,800)          417           1,058
   investments
   Short-term capital gain distributions                 5,390            351          5,454         9,682           1,004
   received
   Long-term capital gain distributions received        46,887          2,877         46,120        86,035           8,818
   Change in net unrealized depreciation on            (50,582)        (4,801)       (54,608)      (85,959)        (17,221)
   investments
                                                    ------------   --------------  -----------   ------------   ---------------
        Net change in realized and unrealized           (3,355)        (1,131)         4,834        10,175          (6,341)
appreciation
                                                    ------------   --------------  -----------   ------------   ---------------

NET INCREASE  (DECREASE) IN NET ASSETS
RESULTING
  FROM OPERATIONS                                         (152)         2,569          4,330        21,901             544
                                                    ============   ==============  ===========   ============   ===============




See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
PERIOD FROM SEPTEMBER 9, 1997 (INCEPTION) TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------

                                                                                             MODERATELY       MODERATELY
                                               AGGRESSIVE     CONSERVATIVE     MODERATE      AGGRESSIVE      CONSERVATIVE
                                                PROFILE         PROFILE         PROFILE        PROFILE          PROFILE
                                               PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
                                              ------------    -------------   ------------  --------------   --------------
INCREASE IN NET ASSETS:

OPERATIONS:
    Net investment income                          3,203           3,700           9,164        11,726            6,885
    Net short-term realized gain (loss) on        (5,050)            442          (1,800)          417            1,058
investments
    Short-term capital gain distributions          5,390             351           5,454         9,682            1,004
received
    Long-term capital gain distributions          46,887           2,877          46,120        86,035            8,818
received
    Change in net unrealized depreciation        (50,582)         (4,801)        (54,608)      (85,959)         (17,221)
on investments
                                              ------------    -------------   ------------  --------------   --------------
        Net increase (decrease) in net              (152)          2,569           4,330        21,901              544
assets resulting from operations

DISTRIBUTIONS:
    From net investment income and net            (8,598)         (4,060)        (14,654)      (22,168)          (7,892)
short-term realized gains
    From net long-term realized gains            (46,887)         (2,877)        (46,120)      (86,035)          (8,818)
                                              ------------    -------------   ------------  --------------   --------------
         Total distributions                     (55,485)         (6,937)        (60,774)     (108,203)         (16,710)


SHARE TRANSACTIONS:
    Net proceeds from sales of shares            839,859         274,711       1,064,615     1,631,720          537,422
    Reinvestment of distributions                 55,485           6,937          60,774       108,203           16,710
    Cost of shares redeemed                     (142,273)         (8,864)        (24,864)      (22,652)          (2,991)
                                              ------------    -------------   ------------  --------------   --------------
       Net increase in net assets                753,071         272,784       1,100,525     1,717,271          551,141
resulting from share transactions
                                              ------------    -------------   ------------  --------------   --------------

       Total increase in net assets              697,434         268,416       1,044,081     1,630,969          534,975

NET ASSETS:
    Beginning of  period                               0               0               0             0                0
                                              ------------    -------------   ------------  --------------   --------------
     End of period                               697,434         268,416       1,044,081     1,630,969          534,975
                                              ============    =============   ============  ==============   ==============


OTHER INFORMATION:

SHARES:
    Sold                                         818,249         267,916       1,042,198     1,596,235           16,902
    Issued in reinvestment of distributions       58,627           6,885          63,048       112,142          525,930
    Redeemed                                    (143,109)         (8,721)        (24,577)      (22,793)          (2,925)
                                              ------------    -------------   ------------  --------------   --------------

    Net increase                                 733,767         266,080       1,080,669     1,685,584          539,907
                                              ============    =============   ============  ==============   ==============

See notes to financial statements.

MAXIM SERIES FUND, INC.

AGGRESSIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------- ---------- ---

Selected data for a share of capital stock of the portfolio for the period ended
December 31, 1997 is as follows:

                                                                             Period Ended
                                                                             December 31,
                                                                                 1997
                                                                           -----------------
                                                                                 (A)
Net Asset Value, Beginning of Period                                            1.0000

Income From Investment Operations

      Net investment income                                                     0.0047

      Capital gain distributions received                                       0.0712
                                                                           -----------------

         Total distributions received                                           0.0759

      Net realized and unrealized (loss) on investments                        (0.0432)
                                                                           -----------------

         Total from Investment Operations                                       0.0327
                                                                           -----------------

   Less Distributions

      From net investment income and net short-term realized gains             (0.0127)

      From net realized long-term gains                                        (0.0695)
                                                                           -----------------

         Total Distributions                                                   (0.0822)
                                                                           -----------------


Net Asset Value, End of Period                                                  0.9505
                                                                           =================

Total Return                                                                    3.31%

Net Assets, End of Period                                                     697,434

Ratio of Expenses to Average Net Assets                                         0.25% *

Ratio of Net Investment Income to Average Net Assets                            2.38% *

Portfolio Turnover Rate                                                        59.90%



(A)  The portfolio commenced operations on September 9, 1997.
*      Annualized

                                                                                (Continued)

MAXIM SERIES FUND, INC.

CONSERVATIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the period ended
December 31, 1997 is as follows:

                                                                             Period Ended
                                                                             December 31,
                                                                                 1997
                                                                                 (A)
Net Asset Value, Beginning of Period                                            1.0000

  Income From Investment Operations

      Net investment income                                                     0.0145

      Capital gain distributions received                                       0.0121
                                                                           -----------------

         Total distributions received                                           0.0266

      Net realized and unrealized gain on investments                           0.0094
                                                                           -----------------

         Total from Investment Operations                                       0.0360
                                                                           -----------------

   Less Distributions

      From net investment income and net short-term realized gains             (0.0159)

      From net long-term realized gains                                        (0.0113)
                                                                           -----------------

         Total Distributions                                                   (0.0272)
                                                                           -----------------


Net Asset Value, End of Period                                                  1.0088
                                                                           =================

Total Return                                                                    3.60%

Net Assets, End of Period                                                     268,416

Ratio of Expenses to Average Net Assets                                         0.25% *

Ratio of Net Investment Income to Average Net Assets                            8.83% *

Portfolio Turnover Rate                                                        25.56%



(A) The portfolio commenced operations on September 9, 1997.
*     Annualized

                                                                                (Continued)

--------------------------------------------------------------------- ---- ----

MAXIM SERIES FUND, INC.

MODERATE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the period ended December 31, 1997 is as follows:

                                                                             Period Ended
                                                                             December 31,
                                                                                 1997
                                                                                 (A)
Net Asset Value, Beginning of Period                                            1.0000

Income From Investment Operations

      Net investment income                                                     0.0090

      Capital gain distributions received                                       0.0477
                                                                           -----------------

         Total distributions received                                           0.0567

      Net realized and unrealized (loss) on investments                        (0.0308)
                                                                           -----------------

         Total from Investment Operations                                       0.0259
                                                                           -----------------

   Less Distributions

      From net investment income and net short-term realized gains             (0.0144)

      From net long-term realized gains                                        (0.0454)
                                                                           -----------------

         Total Distributions                                                   (0.0598)
                                                                           -----------------

Net Asset Value, End of Period                                                  0.9661
                                                                           =================

Total Return                                                                    2.60%

Net Assets, End of Period                                                   1,044,081

Ratio of Expenses to Average Net Assets                                         0.25% *

Ratio of Net Investment Income to Average Net Assets                            5.51% *

Portfolio Turnover Rate                                                        31.39%


(A) The portfolio commenced operations on September 9, 1997. * Annualized

                                                                                (Continued)

MAXIM SERIES FUND, INC.

MODERATELY AGGRESSIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------- ---------- ---

Selected data for a share of capital stock of the portfolio for the period ended
December 31, 1997 is as follows:

                                                                             Period Ended
                                                                             December 31,
                                                                                 1997
                                                                           -----------------
                                                                                 (A)
Net Asset Value, Beginning of Period                                            1.0000

  Income From Investment Operations

      Net investment income                                                     0.0075

      Capital gain distributions received                                       0.0568
                                                                           -----------------

         Total distributions received                                           0.0643

      Net realized and unrealized (loss) on investments                        (0.0279)
                                                                           -----------------

         Total from Investment Operations                                       0.0364
                                                                           -----------------

   Less Distributions

      From net investment income and net short-term realized gains             (0.0141)

      From net long-term realized gains                                        (0.0547)
                                                                           -----------------

         Total Distributions                                                   (0.0688)
                                                                           -----------------

Net Asset Value, End of Period                                                  0.9676
                                                                           =================

Total Return                                                                    3.66%

Net Assets, End of Period                                                   1,630,969

Ratio of Expenses to Average Net Assets                                         0.25% *

Ratio of Net Investment Income to Average Net Assets                            4.19% *

Portfolio Turnover Rate                                                        41.30%



(A) The portfolio commenced operations on September 9, 1997.
*     Annualized

                                                                                (Continued)

MAXIM SERIES FUND, INC.

MODERATELY CONSERVATIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------- ---------- ---


Selected data for a share of capital stock of the portfolio for the period ended
December 31, 1997 is as follows:

                                                                             Period Ended
                                                                             December 31,
                                                                                 1997
                                                                           -----------------
                                                                                 (A)
Net Asset Value, Beginning of Period                                            1.0000

  Income from Investment Operations

      Net investment income                                                     0.0132

      Capital gain distributions received                                       0.0182
                                                                           -----------------

         Total distributions received                                           0.0314

      Net realized and unrealized (loss) on investments                        (0.0085)
                                                                           -----------------

         Total from Investment Operations                                       0.0229
                                                                           -----------------

   Less Distributions

      From net investment income and net short-term realized gains             (0.0151)

      From net long-term realized gains                                        (0.0169)
                                                                           -----------------

         Total Distributions                                                   (0.0320)
                                                                           -----------------

Net Asset Value, End of Period                                                  0.9909
                                                                           =================

Total Return                                                                    2.29%

Net Assets, End of Period                                                     534,975

Ratio of Expenses to Average Net Assets                                         0.25% *

Ratio of Net Investment Income to Average Net Assets                            6.02% *

Portfolio Turnover Rate                                                        32.97%



(A) The portfolio commenced operations on September 9, 1997.
*     Annualized

                                                                                (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
PERIOD FROM SEPTEMBER 9, 1997 (INCEPTION) TO DECEMBER 31, 1997
------------------------------------------------------------------------------


1.      HISTORY OF THE FUND

        Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981, as an open-end management investment company.
        Interests in the Aggressive Profile, Conservative Profile, Moderate Profile, Moderately Aggressive Profile, and Moderately Conservative Profile portfolios (the Portfolios) are represented by separate classes of beneficial interest of the Fund. Shares of the Fund are sold only to FutureFunds Series Account of Great-West Life & Annuity Insurance Company (GWL&A) to fund benefits under certain individual and group variable annuity contracts and variable life insurance policies issued by GWL&A. The shares are sold at a price equal to the respective net asset value per share of each class of shares.

2.      SIGNIFICANT ACCOUNTING POLICIES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

        The following is a summary of the significant accounting policies of the
Fund:

        Dividends

        Dividends from investment income of the Portfolios shall be declared and reinvested semi-annually. Distributions of net realized capital gains, if any, are declared in the fiscal year in which they have been earned and are reinvested in additional shares of the respective Portfolio at net asset value.

        Security Transactions

        Security transactions are accounted for on the date the securities are purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

        Security Valuation

        Investments in shares of Maxim Series Fund, Inc. are carried at fair value (i.e., net asset value).

        Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income is recorded daily.


        Federal Income Taxes

        For federal income tax purposes, each Portfolio intends to qualify as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.


3.      INVESTMENT ADVISORY AGREEMENT

        GW Capital Management, Inc. serves as investment advisor. As compensation for its services to the Fund for the Portfolios, the Investment Adviser will receive monthly compensation at the annual rate of 0.25% of the average daily net assets of each Portfolio. The Portfolios will also bear the indirect expense of the underlying investments. In 1997, the total expenses for each of the underlying investments were: 0.60% of the average daily net assets of the Short-Term Maturity Bond, Bond, Small-Cap Index, U.S. Government Securities, Value Index and Growth Index Portfolios; 0.90% of the average daily net assets of the Corporate Bond Portfolio; 1.05% of the average daily net assets of the MidCap Growth Portfolio; 1.10% of the average daily net assets of the MidCap Portfolio; 1.15% of the average daily net assets of the Blue Chip Portfolio; 1.30% of the average daily net assets of the Maxim INVESCO ADR Portfolio; 1.35% of the average daily net assets of the Small-Cap Value Portfolio and 1.50% of the average daily net assets of the International Equity Portfolio.


4.      UNREALIZED APPRECIATION (DEPRECIATION)

        Gross unrealized appreciation (depreciation) of securities is as follows as of December 31, 1997:

                                                                     MODERATELY     MODERATELY
                         AGGRESSIVE     CONSERVATIVE    MODERATE     AGGRESSIVE    CONSERVATIVE
                          PROFILE         PROFILE       PROFILE       PROFILE        PROFILE
                         PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                         ------------  --------------- -----------  ------------- ---------------


         Gross                1,952                        2,608         4,421           501
         appreciation

         Gross              (52,534)      (4,801)        (57,216)      (90,380)      (17,722)
         depreciation
                         ------------  --------------- -----------  ------------- ---------------

         Net                (50,582)      (4,801)        (54,608)      (85,959)      (17,221)
         unrealized
         depreciation
                         ============  =============== ===========  ============= ===============


5.      INVESTMENT IN SHARES OF MAXIM SERIES FUND, INC.

        Shares owned and related values at December 31, 1997 are as follows:

                                                  Shares                Value
   Aggressive Profile Portfolio
         Growth Index Portfolio                   37,173               68,795
         International Equity Portfolio           79,486              101,628
         INVESCO ADR Portfolio                    47,058               69,666
         MidCap Portfolio                         67,837              105,366
         MidCap Growth Portfolio                  96,211              106,491
         Small-Cap Index Portfolio                54,904               69,113
         Small-Cap Value Portfolio                78,023               71,421
         Value Index Portfolio                    58,032              105,246
                                                                    ---------
                                                                      697,726

                                                   Shares                Value
   Conservative Profile Portfolio
         Bond Portfolio                            33,132              40,154
         Corporate Bond Portfolio                  22,231              26,635
         Growth Index Portfolio                    14,500              26,836
         Short-Term     Maturity     Bond          92,528              93,769
         Portfolio
         U.S.    Government    Securities          36,913              40,300
         Portfolio
         Value Index Portfolio                     22,498              40,802
                                                                     ----------
                                                                      268,496


                                                   Shares                Value

 Moderate Profile Portfolio
        Blue Chip Portfolio                      101,458              103,768
        Growth Index Portfolio                    55,996              103,631
        International Equity Portfolio           119,940              153,352
        Mid-Cap Growth Portfolio                 144,230              159,641
        Short-Term     Maturity     Bond         153,605              155,665
        Portfolio
        Small-Cap Value Portfolio                116,817              106,933
        U.S.    Government    Securities         142,987              156,108
        Portfolio
        Value Index Portfolio                     58,065              105,308
                                                                 ------------
                                                                    1,044,406


                                                  Shares                 Value
   Moderately Aggressive Profile Portfolio
          Blue Chip Portfolio                       157,686             161,276
          Growth Index Portfolio                     87,172             161,328
          International Equity Portfolio            124,618             159,333
          INVESCO ADR Portfolio                     110,275             163,252
          MidCap Portfolio                          106,207             164,963
          MidCap Growth Portfolio                   150,158             166,203
          Small Cap Value Portfolio                 182,144             166,732
          U.S.    Government     Securities         222,084             242,464
          Portfolio
          Value Index Portfolio                     135,642             246,001
                                                                   ------------
                                                                      1,631,552


                                                  Shares                 Value
   Moderately Conservative Portfolio
          Bond Portfolio                             44,071              53,412
          Corporate Bond Portfolio                   44,212              52,970
          Growth Index Portfolio                     28,771              53,246
          International Equity Portfolio             61,492              78,622
          MidCap Growth Portfolio                    49,651              54,956
          Short-Term Maturity Bond                  105,435             106,849
          Portfolio
          U.S. Government Securities                 49,086              53,591
          Portfolio
          Value Index Portfolio                      44,975              81,567
                                                                     ----------
                                                                        535,213

The Maxim Series Fund

Foreign Equity Portfolio

BONDS

ARGENTINA --- 1.4%

FOREIGN GOVERNMENTS
    500,000 Republic of Argentina                                        478,000
            Debentures
            9.750% September 19, 2027
                                                                        $478,000

MFTG - INDUSTRIAL PRODS
    460,000 Perez Companc SA#                                            468,372
            8.125% July 15, 2007
                                                                        $468,372

TOTAL ARGENTINA --- 1.4%                                                $946,372

BRAZIL --- 0.8%

FINANCIAL SERVICES
    798,182 Brazil C Bond                                                545,913
            4.000% April 15, 2014
                                                                        $545,913

TOTAL BRAZIL --- 0.8%                                                   $545,913

EUROPEAN COMMUNITY --- 0.8%

FINANCIAL SERVICES
     75,000 Pindo Deli Fin Mauritius#                                     64,500
            Bond
            11.750% October 1, 2017
     75,000 Pindo Deli Fin Mauritius#                                     60,000
            Bond
            10.875% October 1, 2027
                                                                        $124,500

MFTG - INDUSTRIAL PRODS
    500,000 Samsung Electronics                                          372,500
                                                                        $372,500

TOTAL EUROPEAN COMMUNITY --- 0.8%                                       $497,000

MEXICO --- 1.5%

INDUSTRIAL PRODS & SVCS
  1,020,000 Petroleos Mexicanos                                        1,007,250
            Bond
            9.500% September 15, 2027
                                                                      $1,007,250

TOTAL MEXICO --- 1.5%                                                 $1,007,250

THAILAND --- 1.2%

ELECTRONICS - HIGH TECH
    360,000 Total Access Communication                                   154,800
            Convertible
            2.000% May 31, 2006
                                                                        $154,800

FOREIGN BANKS
  1,000,000 Bangkok Bank Public Co Ltd#                                  604,740
            Subordinated Notes
            8.375% January 15, 2027
                                                                        $604,740

TOTAL THAILAND --- 1.2%                                                 $759,540

TOTAL BONDS --- 5.8%                                                  $3,756,075
(Cost $4,272,987)

COMMON STOCK

AUSTRALIA --- 6.1%

CONSTRUCTION
    223,000 Leighton Holdings Ltd                                        778,366
                                                                        $778,366

INSURANCE
    181,250 QBE Insurance Group Ltd                                      815,233
                                                                        $815,233

MFTG - INDUSTRIAL PRODS
    166,685 West Australian Newspaper                                    700,443
                                                                        $700,443

OTHER TRANS. SERVICES
     34,500 Brambles Industries Ltd                                      684,102
                                                                        $684,102

RETAIL TRADE
    137,381 Foodland Associated Ltd                                    1,028,014
                                                                      $1,028,014

TOTAL AUSTRALIA --- 6.1%                                              $4,006,158

BRAZIL --- 0.7%

WATER
  1,985,000 Saneamento Basico de Sao Paulo*                              471,518
                                                                        $471,518

TOTAL BRAZIL --- 0.7%                                                   $471,518

CANADA --- 8.6%

CANADIAN - FEDERAL
     11,800 Canadian National Railway Co*                                555,654
                                                                        $555,654

CONSUMER SERVICES
     21,200 Torstar Corp                                                 741,674
                                                                        $741,674

ELECTRONICS - HIGH TECH
      9,100 Northern Telecom Ltd                                         809,589
                                                                        $809,589

FOREIGN BANKS
     12,500 Royal Bank of Canada                                         661,209
                                                                        $661,209

MFTG - CONSUMER PRODS.
     35,500 Donohue Inc                                                  644,574
                                                                        $644,574

MINING
      9,000 Potash Corporation of Saskatchewan Inc                       749,685
                                                                        $749,685

RETAIL TRADE
     34,000 Petro-Canada                                                 618,528
                                                                        $618,528

TRANSPORTATION EQUIPMENT
     42,000 Bombardier Inc Series B                                      863,980
                                                                        $863,980

TOTAL CANADA --- 8.6%                                                 $5,644,893

FINLAND --- 3.3%

MFTG - INDUSTRIAL PRODS
      8,000 Metra OY Class A                                             189,549
      4,500 Metra OY Class B                                             105,795
     30,000 Neste OY                                                     727,340
     27,000 Rauma OY                                                     421,526
     37,000 UPM-Kymmene Corp                                             740,748
                                                                      $2,184,958

TOTAL FINLAND --- 3.3%                                                $2,184,958

FRANCE --- 9.9%

CONSUMER SERVICES
      2,000 Comptoirs Modernes                                         1,023,749
                                                                      $1,023,749

FOREIGN BANKS
     15,000 Banque Nationale de Paris                                    797,477
                                                                        $797,477

INSURANCE
     11,000 AXA-UAP                                                      851,357
                                                                        $851,357

MFTG - CONSUMER PRODS.
     12,000 Michelin (CGDE)                                              604,278
                                                                        $604,278

MFTG - INDUSTRIAL PRODS
      5,700 Air Liquide                                                  892,357
     10,000 Valeo SA                                                     678,400
                                                                      $1,570,757

OIL & GAS
      6,300 Elf Aquitaine SA                                             732,911
                                                                        $732,911

RETAIL TRADE
      6,400 Compagnie de Saint Gobain                                    909,408
                                                                        $909,408

TOTAL FRANCE --- 9.9%                                                 $6,489,937

GERMANY --- 6.4%

MFTG - INDUSTRIAL PRODS
     18,000 Duerr AG                                                     593,060
      2,120 Jungheinrich                                                 339,521
      4,300 Preussag AG                                                1,322,304
                                                                      $2,254,885

RETAIL TRADE
      1,400 Volkswagen AG                                                782,406
                                                                        $782,406

TRANSPORTATION EQUIPMENT
      9,500 Daimler-Benz AG                                              666,685
        300 Porsche AG                                                   503,809
                                                                      $1,170,494

TOTAL GERMANY --- 6.4%                                                $4,207,785

ITALY --- 8.7%

CREDIT INSTITUTIONS
    307,000 Credito Italiano*                                            947,220
                                                                        $947,220

FOREIGN BANKS
    116,000 Istituto Banc San Paolo di Torino                          1,108,824
                                                                      $1,108,824

HOLDING & INVEST. OFFICES
    700,000 Snia BPD SPA                                                 720,588
    280,000 Telecom Italia SPA*                                        1,235,294
                                                                      $1,955,882

MFTG - INDUSTRIAL PRODS
     98,700 Burgo (Cartiere) SPA                                         590,358
                                                                        $590,358

OIL & GAS
    180,000 Edison SPA*                                                1,089,367
                                                                      $1,089,367

TOTAL ITALY --- 8.7%                                                  $5,691,651

JAPAN --- 7.8%

CONSTRUCTION
     82,000 Daiwa House Industry Company Ltd                             433,896
                                                                        $433,896

ELECTRONICS - HIGH TECH
     11,000 Sony Corp                                                    978,528
     39,000 Yamada Denki                                                 296,089
                                                                      $1,274,617

FOREIGN BANKS
     45,000 Bank of Tokyo-Mitsubishi                                     621,166
                                                                        $621,166

RETAIL TRADE
     20,000 FamilyMart                                                   717,791
                                                                        $717,791

SECURITIES & COMMODITIES
     80,000 Nomura Securities Co Ltd                                   1,067,485
                                                                      $1,067,485

WHOLESALE TRADE -CONSUMER
     25,000 Fuji Photo Film                                              958,589
                                                                        $958,589

TOTAL JAPAN --- 7.8%                                                  $5,073,544

NEW ZEALAND --- 5.0%

AIR
    235,000 Air New Zealand Ltd                                          470,559
                                                                        $470,559

COMMUNICATIONS
    200,000 Telecom Corp of New Zealand Ltd                              969,268
                                                                        $969,268

ELECTRONICS - HIGH TECH
     92,000 PDL Holdings Ltd                                             427,174
                                                                        $427,174

MFTG - CONSUMER PRODS.
  1,207,100 Corporate Investments Ltd*                                   637,547
                                                                        $637,547

MFTG - INDUSTRIAL PRODS
    147,800 Nuplex Industries Ltd                                        300,241
                                                                        $300,241

REAL ESTATE
    507,000 St Lukes Group Ltd                                           456,107
                                                                        $456,107

TOTAL NEW ZEALAND --- 5.0%                                            $3,260,896

NORWAY --- 2.7%

MFTG - CONSUMER PRODS.
     30,000 Norske Skogindustrier ASA Class A                            871,040
     52,500 Schibsted AS                                                 901,058
                                                                      $1,772,098

TOTAL NORWAY --- 2.7%                                                 $1,772,098

PORTUGAL --- 5.2%

CREDIT INSTITUTIONS
     57,000 Banco Espirito Santo                                       1,697,417
                                                                      $1,697,417

TELEPHONE
     21,000 Portugal Telecom SA                                          975,098
      7,000 Telecel-Comunicacaoes Pessoais SA*                           746,357
                                                                      $1,721,455

TOTAL PORTUGAL --- 5.2%                                               $3,418,872

SINGAPORE --- 0.6%

HOLDING & INVEST. OFFICES
    168,000 Parkway Holdings Ltd                                         380,000
                                                                        $380,000

TOTAL SINGAPORE --- 0.6%                                                $380,000

SPAIN --- 1.4%

MFTG - INDUSTRIAL PRODS
     35,000 Cimpor Cimentos de Portugal                                  918,008
                                                                        $918,008

TOTAL SPAIN --- 1.4%                                                    $918,008

THAILAND --- 0.7%

ELECTRIC
    139,000 Electricity General Publishing Co*                           273,144
                                                                        $273,144

FOREIGN BANKS
    100,000 Thai Farmers Bank Public Company Ltd                         191,048
                                                                        $191,048

TOTAL THAILAND --- 0.7%                                                 $464,192

UNITED KINGDOM --- 13.8%

CONSUMER SERVICES
    100,000 Marks and Spencer                                            984,157
    105,700 Smithkline Beecham PLC                                     1,081,933
                                                                      $2,066,090

ELECTRONICS - HIGH TECH
    115,000 General Electric Co PLC                                      745,388
                                                                        $745,388

FOREIGN BANKS
    175,000 Bank of Scotland                                           1,610,140
     84,000 Lloyds TSB Group                                           1,086,154
                                                                      $2,696,294

INDUSTRIAL PRODS & SVCS
     51,000 Siebe PLC                                                  1,001,326
                                                                      $1,001,326

INSURANCE
     50,000 Commercial Union                                             697,454
                                                                        $697,454

MFTG - CONSUMER PRODS.
     90,000 Safeway                                                      507,194
                                                                        $507,194

RETAIL TRADE
     48,000 Anglian Water PLC                                            654,571
     54,000 Scot & Newcastle                                             661,423
                                                                      $1,315,994

TOTAL UNITED KINGDOM --- 13.8%                                        $9,029,740

TOTAL COMMON STOCK --- 81.2%                                         $53,014,250
(Cost $53,286,672)

PREFERRED STOCK

BRAZIL --- 0.0%

TELEPHONE
     40,435 Telec Minas Gerais*                                            4,567
                                                                          $4,567

TOTAL BRAZIL --- 0.0%                                                     $4,567

GERMANY --- 2.0%

MFTG - INDUSTRIAL PRODS
     20,960 Henkel KGaA Vorzug                                         1,311,238
                                                                      $1,311,238

TOTAL GERMANY --- 2.0%                                                $1,311,238

TOTAL PREFERRED STOCK --- 2.0%                                        $1,315,805
(Cost $1,169,723)

SHORT-TERM INVESTMENTS

UNITED STATES --- 11.0%

CREDIT INSTITUTIONS
    700,000 American Express Co                                          699,051
  2,000,000 Ford Motor Credit Co                                       1,998,333
                                                                      $2,697,384

HOLDING & INVEST. OFFICES
  1,500,000 American General Finance Corp                              1,495,457
                                                                      $1,495,457

SECURITIES & COMMODITIES
  3,005,000 Merrill Lynch & Co Inc                                     3,004,499
                                                                      $3,004,499

TOTAL UNITED STATES --- 11.0%                                         $7,197,340

TOTAL SHORT-TERM INVESTMENTS --- 11.0%                                $7,197,340
(Cost $7,197,340)

TOTAL FOREIGN EQUITY PORTFOLIO --- 100.0%                            $65,283,470
(Cost $65,926,722)


The Maxim Series Fund

INVESCO ADR Portfolio

COMMON STOCK

ARGENTINA --- 1.3%

OIL & GAS
      6,000 YPF SA Sponsored ADR                                         205,122
                                                                        $205,122

TOTAL ARGENTINA --- 1.3%                                                $205,122

AUSTRALIA --- 7.6%

COMMUNICATIONS
     18,000 News Corporation Ltd ADR*                                    401,616
                                                                        $401,616

FOREIGN BANKS
      5,000 National Australia Bank Ltd ADR                              353,125
                                                                        $353,125

MFTG - INDUSTRIAL PRODS
      9,000 Amcor Ltd ADR                                                153,000
                                                                        $153,000

MINING
      7,000 Rio Tinto Limited ADR                                        322,000
                                                                        $322,000

TOTAL AUSTRALIA --- 7.6%                                              $1,229,741

DENMARK --- 5.1%

FOREIGN BANKS
      3,000 Den Danske Bank ADR*                                         393,000
                                                                        $393,000

MFTG - INDUSTRIAL PRODS
      6,000 Novo-Nordisk AS ADR                                          434,250
                                                                        $434,250

TOTAL DENMARK --- 5.1%                                                  $827,250

FRANCE --- 6.3%

MFTG - CONSUMER PRODS.
     10,000 Groupe Danone ADR                                            357,500
                                                                        $357,500

OIL & GAS
      5,000 Total SA ADR                                                 277,500
                                                                        $277,500

SECURITIES & COMMODITIES
     14,000 Societe Generale Paris ADR                                   383,250
                                                                        $383,250

TOTAL FRANCE --- 6.3%                                                 $1,018,250

GERMANY --- 6.7%

FOREIGN BANKS
      6,000 Deutsche Bank Sponsored ADR                                  421,122
                                                                        $421,122

MFTG - INDUSTRIAL PRODS
     10,000 BASF AG ADR                                                  353,120
                                                                        $353,120

OIL & GAS
      6,000 RWE AG ADR                                                   314,250
                                                                        $314,250

TOTAL GERMANY --- 6.7%                                                $1,088,492

HONG KONG --- 2.8%

ELECTRIC
     45,000 China Light & Power Company Ltd ADR                          247,500
                                                                        $247,500

REAL ESTATE
     30,000 Sun Hung Kai Properties Ltd ADR                              202,500
                                                                        $202,500

TOTAL HONG KONG --- 2.8%                                                $450,000

ITALY --- 5.0%

FOREIGN BANKS
     10,000 Istituto Mobiliare Italiano SPA Sponsored ADR                357,500
                                                                        $357,500

HOLDING & INVEST. OFFICES
      7,000 Telecom Italia SPA ADR*                                      448,000
                                                                        $448,000

TOTAL ITALY --- 5.0%                                                    $805,500

JAPAN --- 11.1%

CONSUMER SERVICES
     20,000 Nintendo of America Inc ADR*                                 243,740
                                                                        $243,740

ELECTRONICS - HIGH TECH
      9,000 Fuji Photo Film Company Ltd ADR                              343,683
      3,000 Hitachi Ltd ADR                                              207,561
      4,500 Konica Corp ADR                                              204,750
      1,400 Matsushita Electric Industries Co Ltd ADR                    212,800
                                                                        $968,794

MFTG - CONSUMER PRODS.
      1,200 Dai Nippon Printing ADR                                      226,800
      2,500 Kirin Brewery Co Ltd ADR                                     183,438
                                                                        $410,238

MFTG - INDUSTRIAL PRODS
      2,000 Kyocera Corp ADR                                             181,000
                                                                        $181,000

TOTAL JAPAN --- 11.1%                                                 $1,803,772

MEXICO --- 1.3%

MFTG - INDUSTRIAL PRODS
     20,000 Cemex SA de CV ADR*                                          211,240
                                                                        $211,240

TOTAL MEXICO --- 1.3%                                                   $211,240

NETHERLANDS --- 8.7%

FOREIGN BANKS
     16,000 ABN Amro Holding NV ADR                                      312,000
      9,000 ING Groep NV ADR*                                            380,808
                                                                        $692,808

MFTG - CONSUMER PRODS.
      6,000 Unilever NV ADR                                              374,622
                                                                        $374,622

MFTG - INDUSTRIAL PRODS
      4,000 Akzo Nobel NV ADR                                            347,500
                                                                        $347,500

TOTAL NETHERLANDS --- 8.7%                                            $1,414,930

NORWAY --- 1.9%

MFTG - INDUSTRIAL PRODS
      6,000 Norsk Hydro ASA ADR                                          306,000
                                                                        $306,000

TOTAL NORWAY --- 1.9%                                                   $306,000

SINGAPORE --- 2.0%

FOREIGN BANKS
     10,000 Development Bank of Singapore Ltd ADR                        328,750
                                                                        $328,750

TOTAL SINGAPORE --- 2.0%                                                $328,750

SPAIN --- 11.5%

ELECTRIC
     19,000 Empresa Nacional de Electridad SA ADR                        345,553
                                                                        $345,553

FOREIGN BANKS
     12,000 Banco Santander SA ADR                                       390,744
                                                                        $390,744

OIL & GAS
      7,000 Repsol SA Sponsored ADR                                      297,934
                                                                        $297,934

TELEPHONE
      8,000 Portugal Telecom SA ADR*                                     376,000
      5,000 Telefonica de Espana SA ADR                                  455,310
                                                                        $831,310

TOTAL SPAIN --- 11.5%                                                 $1,865,541

SWEDEN --- 3.8%

MFTG - INDUSTRIAL PRODS
     20,000 Astra AB ADR                                                 343,740
     10,000 Volvo AB Sponsored ADR-Rights                                270,000
                                                                        $613,740

TOTAL SWEDEN --- 3.8%                                                   $613,740

SWITZERLAND --- 5.3%

CONSUMER SERVICES
      6,000 Novartis AG ADR                                              486,000
                                                                        $486,000

MFTG - CONSUMER PRODS.
      5,000 Nestle SA ADR                                                373,125
                                                                        $373,125

TOTAL SWITZERLAND --- 5.3%                                              $859,125

UNITED KINGDOM --- 19.6%

AIR
      4,000 British Airways PLC ADR                                      374,748
                                                                        $374,748

COMMUNICATIONS
     10,000 Carlton Communications PLC Sponsored ADR                     390,000
                                                                        $390,000

ELECTRIC
      7,000 PowerGen PLC Sponsored ADR                                   371,875
                                                                        $371,875

FOREIGN BANKS
      1,750 HSBC Holdings PLC ADR                                        427,931
                                                                        $427,931

MFTG - CONSUMER PRODS.
     45,000 Associated British Foods Ltd ADR                             405,000
                                                                        $405,000

MFTG - INDUSTRIAL PRODS
      8,000 Glaxo Wellcome PLC ADR                                       383,000
                                                                        $383,000

OIL & GAS
      9,500 Shell Transport and Trading Co ADR                           415,625
                                                                        $415,625

TELEPHONE
      5,000 British Telecommunications PLC ADR                           401,560
                                                                        $401,560

TOTAL UNITED KINGDOM --- 19.6%                                        $3,169,739

TOTAL COMMON STOCK --- 100.0%                                        $16,197,192
(Cost $13,950,410)

TOTAL INVESCO ADR PORTFOLIO --- 100.0%                               $16,197,192
(Cost $13,950,410)


The Maxim Series Fund

International Equity Portfolio

COMMON STOCK

ARGENTINA --- 2.7%

OIL & GAS
     47,700 Transportadora de Gas del Sur SA                             533,620
     49,500 YPF SA Sponsored ADR                                       1,692,257
                                                                      $2,225,877

TELEPHONE
     34,900 Telefonica De Argentina SA                                 1,300,025
                                                                      $1,300,025

TOTAL ARGENTINA --- 2.7%                                              $3,525,902

AUSTRALIA --- 2.4%

INSURANCE
    423,016 Gio Australia Holdings Ltd                                 1,080,661
    562,402 HIH Winterthur International Holdings Ltd                  1,204,917
                                                                      $2,285,578

MFTG - INDUSTRIAL PRODS
    339,300 Pioneer International Ltd                                    925,790
                                                                        $925,790

TOTAL AUSTRALIA --- 2.4%                                              $3,211,368

AUSTRIA --- 1.7%

ELECTRIC
      6,720 EVN-Energie Versorgung AG                                    881,625
                                                                        $881,625

MFTG - INDUSTRIAL PRODS
     13,300 Boehler-Uddeholm AG                                          778,365
                                                                        $778,365

RETAIL TRADE
     27,930 Baumax AG                                                    529,772
                                                                        $529,772

TOTAL AUSTRIA --- 1.7%                                                $2,189,762

BERMUDA --- 1.5%

INSURANCE
     42,600 Partnerre Ltd                                              1,975,575
                                                                      $1,975,575

TOTAL BERMUDA --- 1.5%                                                $1,975,575

BRAZIL --- 2.4%

FOREIGN BANKS
    204,900 Banco Bradesco SA                                          2,046,951
                                                                      $2,046,951

MFTG - INDUSTRIAL PRODS
    183,300 Usinas Sideer Minas Gerais S/A                             1,075,055
                                                                      $1,075,055

TOTAL BRAZIL --- 2.4%                                                 $3,122,006

CANADA --- 1.8%

ELECTRONICS - HIGH TECH
     26,600 Newbridge Networks Corp*                                     927,675
                                                                        $927,675

RETAIL TRADE
     84,900 Oshawa Group Ltd                                           1,485,097
                                                                      $1,485,097

TOTAL CANADA --- 1.8%                                                 $2,412,772

CHILE --- 0.4%

MFTG - INDUSTRIAL PRODS
     34,100 Madeco SA                                                    520,025
                                                                        $520,025

TOTAL CHILE --- 0.4%                                                    $520,025

DENMARK --- 2.2%

COMMUNICATIONS
     17,960 Tele Danmark A/S                                           1,114,713
      6,400 Tele Danmark AS ADR                                          197,197
                                                                      $1,311,910

FINANCIAL SERVICES
     21,400 Unidanmark                                                 1,571,990
                                                                      $1,571,990

TOTAL DENMARK --- 2.2%                                                $2,883,900

ECUADOR --- 0.3%

MFTG - INDUSTRIAL PRODS
        200 La Cemento Nacional CA                                        41,600
      1,490 La Cemento Nacional GDR#                                     309,920
                                                                        $351,520

TOTAL ECUADOR --- 0.3%                                                  $351,520

FINLAND --- 1.9%

ELECTRONICS - HIGH TECH
     15,500 Nokia AB                                                   1,101,754
                                                                      $1,101,754

MFTG - INDUSTRIAL PRODS
    148,900 Enso OY Class A                                            1,162,320
     38,500 Metsa-Serla OY Class B                                       300,533
                                                                      $1,462,853

TOTAL FINLAND --- 1.9%                                                $2,564,607

FRANCE --- 8.8%

ELECTRONICS - HIGH TECH
     15,800 Alcatel Alsthom                                            2,008,775
                                                                      $2,008,775

FOREIGN BANKS
     28,738 Banque Nationale de Paris                                  1,527,860
                                                                      $1,527,860

INSURANCE
     23,682 AXA UAP                                                    1,832,894
                                                                      $1,832,894

MFTG - INDUSTRIAL PRODS
     12,055 Pechiney International SA Class A                            476,021
     30,803 Rhone-Poulenc SA                                           1,380,148
                                                                      $1,856,169

MINING
     24,100 Eramet SLN                                                   913,197
                                                                        $913,197

OIL & GAS
      9,249 Elf Aquitaine SA                                           1,075,983
     11,316 Total SA - Series B                                        1,231,819
                                                                      $2,307,802

RETAIL TRADE
      8,000 Compagnie de Saint Gobain                                  1,136,760
                                                                      $1,136,760

TOTAL FRANCE --- 8.8%                                                $11,583,457

GERMANY --- 2.0%

ELECTRIC
     17,000 Veba AG                                                    1,158,038
                                                                      $1,158,038

FOREIGN BANKS
     20,800 Deutsche Bank AG                                           1,455,063
                                                                      $1,455,063

TOTAL GERMANY --- 2.0%                                                $2,613,101

HONG KONG --- 6.6%

COMMUNICATIONS
    544,500 Asia Satellite Telecom                                       932,122
                                                                        $932,122

CONSUMER SERVICES
    851,000 Swire Pacific Ltd Series B                                   863,094
                                                                        $863,094

ELECTRIC
    124,000 Shandong Huaneng Power                                       852,500
                                                                        $852,500

ELECTRONICS - HIGH TECH
    360,000 Hongkong Electric Holdings Ltd                             1,369,767
                                                                      $1,369,767

HOLDING & INVEST. OFFICES
     34,803 HSBC Holdings PLC                                            858,834
     47,000 Hutchison Whampoa Ltd                                        295,116
     15,200 Jardine Matheson Holdings Ltd                                 77,512
    233,474 Jardine Matheson Holdings Ltd*                             1,190,717
    932,000 Peregrine Investments Holdings Ltd                           662,274
    223,200 Yue Yuen Industrial Holdings                                 472,930
                                                                      $3,557,383

MFTG - INDUSTRIAL PRODS
  2,839,000 Chongqing Iron & Steel Co*                                   388,804
                                                                        $388,804

REAL ESTATE
    126,900 Cheung Kong Holdings Ltd                                     832,064
                                                                        $832,064

TOTAL HONG KONG --- 6.6%                                              $8,795,734

INDONESIA --- 0.3%

FOREIGN BANKS
  1,094,000 PT Bank Bali                                                 146,879
                                                                        $146,879

MFTG - CONSUMER PRODS.
    550,800 PT Indo-Rama Synthetics                                      249,900
                                                                        $249,900

TOTAL INDONESIA --- 0.3%                                                $396,779

ITALY --- 3.1%

COMMUNICATIONS
    159,144 Telecom Italia SPA                                         1,017,154
    400,000 Telecom Italia SPA RNC*                                    1,764,706
                                                                      $2,781,860

MFTG - INDUSTRIAL PRODS
    458,480 Fiat SPA                                                   1,334,208
                                                                      $1,334,208

TOTAL ITALY --- 3.1%                                                  $4,116,068

JAPAN --- 2.5%

CONSTRUCTION
    122,400 Daito Trust Construction Co Ltd                              748,104
                                                                        $748,104

ELECTRONICS - HIGH TECH
     64,000 Hitachi Ltd                                                  456,442
     14,200 Sony Corp                                                  1,263,190
                                                                      $1,719,632

MFTG - INDUSTRIAL PRODS
    144,000 Yamato Kogyo Co Ltd                                          866,871
                                                                        $866,871

TOTAL JAPAN --- 2.5%                                                  $3,334,607

MEXICO --- 2.4%

MFTG - INDUSTRIAL PRODS
    184,200 Desc SA de CV - Series B                                   1,745,582
      1,842 Desc SA de CV - Series C                                      17,364
                                                                      $1,762,946

TELEPHONE
     25,700 Telefonos de Mexico SA                                     1,440,793
                                                                      $1,440,793

TOTAL MEXICO --- 2.4%                                                 $3,203,739

NETHERLANDS --- 7.4%

CONSUMER SERVICES
     72,100 New Holland NV                                             1,906,144
     26,000 Philips Electronics                                        1,559,820
                                                                      $3,465,964

HOLDING & INVEST. OFFICES
     28,430 ING Groep NV                                               1,197,850
                                                                      $1,197,850

MFTG - INDUSTRIAL PRODS
      6,600 Akzo Nobel NV                                              1,138,369
                                                                      $1,138,369

RETAIL TRADE
     21,906 Macintosh NV                                                 475,536
                                                                        $475,536

TELEPHONE
     34,723 Kon Ptt Nederland                                          1,449,290
                                                                      $1,449,290

TRANSPORTATION EQUIPMENT
     39,800 Koninklijke Nedlloyd NV                                      903,251
     38,040 Koninklijke Pakhoed NV                                     1,097,903
                                                                      $2,001,154

TOTAL NETHERLANDS --- 7.4%                                            $9,728,163

NEW ZEALAND --- 2.4%

AIR
    323,900 Air New Zealand Ltd                                          648,571
                                                                        $648,571

HOLDING & INVEST. OFFICES
  1,352,800 Brierley Investments Ltd                                     965,753
                                                                        $965,753

MFTG - INDUSTRIAL PRODS
    603,800 Carter Holt Harvey Ltd                                       932,185
    817,785 Fletcher Challenge Ltd                                       678,739
                                                                      $1,610,924

TOTAL NEW ZEALAND --- 2.4%                                            $3,225,248

NORWAY --- 0.7%

AIR
     72,900 Helikopter Service ASA                                       890,170
                                                                        $890,170

TOTAL NORWAY --- 0.7%                                                   $890,170

PHILIPPINES --- 0.9%

FOREIGN BANKS
    435,562 Philippine National Bank                                     970,338
                                                                        $970,338

HOLDING & INVEST. OFFICES
  6,076,770 Metro Pacific Corp                                           170,363
                                                                        $170,363

TOTAL PHILIPPINES --- 0.9%                                            $1,140,701

SINGAPORE --- 0.5%

MFTG - CONSUMER PRODS.
    133,000 Asia Pacific Resource International Ltd                      249,375
                                                                        $249,375

WHOLESALE TRADE -CONSUMER
    243,000 Inchcape Berhad                                              374,625
                                                                        $374,625

TOTAL SINGAPORE --- 0.5%                                                $624,000

SPAIN --- 2.6%

ELECTRIC
     35,480 Compania Sevillana de Electricidad                           331,904
     44,000 Endesa                                                       781,330
     78,200 Iberdrola SA                                               1,029,285
                                                                      $2,142,519

FOREIGN BANKS
      8,000 Banco Popular Espanol SA                                     559,312
                                                                        $559,312

TELEPHONE
     27,400 Telefonica de Espana                                         782,446
                                                                        $782,446

TOTAL SPAIN --- 2.6%                                                  $3,484,277

SWEDEN --- 5.1%

CONSUMER SERVICES
     25,066 Astra AB                                                     422,088
                                                                        $422,088

FOREIGN BANKS
     25,000 Svenska Handelsbanken                                        865,603
                                                                        $865,603

MFTG - INDUSTRIAL PRODS
     45,700 Assidomaen AB                                              1,158,640
     74,993 Granges AB*                                                1,177,678
     45,500 Sandvik AB                                                 1,302,788
     77,000 Stora Kopparbergs Bergslags Aktiebolag Class A               971,241
                                                                      $4,610,347

TRANSPORTATION
     30,400 Volvo Series B                                               816,751
                                                                        $816,751

TOTAL SWEDEN --- 5.1%                                                 $6,714,789

SWITZERLAND --- 8.0%

CONSUMER SERVICES
        400 Kuoni Reisenburo Holdings AG Class B                       1,499,692
        960 Novartis                                                   1,558,036
      1,950 SGS Soc Gen Surveillance                                   3,738,958
                                                                      $6,796,686

ELECTRONICS - HIGH TECH
        830 SMH AG                                                       458,111
                                                                        $458,111

HOLDING & INVEST. OFFICES
      5,500 CS Holding                                                   851,195
                                                                        $851,195

INSURANCE
      5,300 Zurich Versicherungs                                       2,526,056
                                                                      $2,526,056

TOTAL SWITZERLAND --- 8.0%                                           $10,632,048

THAILAND --- 0.2%

COMMUNICATIONS
    626,000 Jasmine International PLC                                    297,282
                                                                        $297,282

TOTAL THAILAND --- 0.2%                                                 $297,282

UNITED KINGDOM --- 13.4%

CONSUMER SERVICES
    642,200 Medeva PLC                                                 1,709,318
    121,000 Peninsular & Oriental Steam Navigation Co                  1,376,711
                                                                      $3,086,029

ELECTRONICS - HIGH TECH
    330,000 BICC Group                                                   943,411
    153,510 National Power                                             1,513,302
                                                                      $2,456,713

INDUSTRIAL SERVICES
    446,400 Transport Development Group PLC                            1,503,542
                                                                      $1,503,542

MFTG - CONSUMER PRODS.
    483,400 British Steel                                              1,036,465
    383,000 Storehouse PLC                                             1,485,075
                                                                      $2,521,540

MFTG - INDUSTRIAL PRODS
    393,300 BTR PLC                                                    1,171,459
     53,724 Nycomed Amersham PLC                                       2,019,069
    362,100 The Weir Group PLC                                         1,582,515
                                                                      $4,773,043

OIL & GAS
     96,700 Centrica PLC*                                                142,196
                                                                        $142,196

RETAIL TRADE
    270,000 Inchcape PLC                                                 723,084
    147,738 Kwik Save Group PLC                                          703,927
    244,500 Lex Service PLC                                            1,867,968
                                                                      $3,294,979

TOTAL UNITED KINGDOM --- 13.4%                                       $17,778,042

UNITED STATES --- 1.8%

INSURANCE
     18,600 Ace Ltd                                                    1,794,900
                                                                      $1,794,900

MFTG - INDUSTRIAL PRODS
     53,700 Industrial Credit & Inv Corp*                                523,865
                                                                        $523,865

TOTAL UNITED STATES --- 1.8%                                          $2,318,765

TOTAL COMMON STOCK --- 85.9%                                        $113,634,407
(Cost $105,868,568)

PREFERRED STOCK

AUSTRALIA --- 1.0%

MFTG - CONSUMER PRODS.
    276,961 News Corp Ltd (vtg)                                        1,369,631
                                                                      $1,369,631

TOTAL AUSTRALIA --- 1.0%                                              $1,369,631

BRAZIL --- 1.3%

TELEPHONE
     14,950 Telecomunicacoes Brasileiras SA                            1,740,733
                                                                      $1,740,733

TOTAL BRAZIL --- 1.3%                                                 $1,740,733

TOTAL PREFERRED STOCK --- 2.4%                                        $3,110,364
(Cost $2,315,842)

SHORT-TERM INVESTMENTS

UNITED STATES --- 11.7%

CREDIT INSTITUTIONS
    600,000 American Express Co                                          599,600
  4,800,000 Ford Motor Credit Co                                       4,782,145
                                                                      $5,381,745

ELECTRONICS - HIGH TECH
  2,000,000 General Electric Co                                        1,997,422
                                                                      $1,997,422

HOLDING & INVEST. OFFICES
  3,000,000 American General Finance Corp                              2,987,404
                                                                      $2,987,404

SECURITIES & COMMODITIES
  5,164,000 Merrill Lynch & Co Inc                                     5,163,139
                                                                      $5,163,139

TOTAL UNITED STATES --- 11.7%                                        $15,529,710

TOTAL SHORT-TERM INVESTMENTS --- 11.7%                               $15,529,710
(Cost $15,529,710)

TOTAL INTERNATIONAL EQUITY PORTFOLIO --- 100.0%                     $132,274,481
(Cost $123,714,120)


The Maxim Series Fund

Blue Chip Portfolio

BONDS

U.S. GOVERNMENTS --- 27.7%
  1,800,000 United States of America                                   1,954,116
            Treasury
            6.625% February 15, 2027
  1,300,000 United States of America                                   1,319,500
            Treasury Notes
            6.375% May 15, 2000
  1,300,000 United States of America                                   1,325,792
            Treasury Notes
            6.250% June 30, 2002
  5,200,000 United States of America                                   5,237,388
            Treasury Notes
            6.000% August 15, 2000
  1,300,000 United States of America                                   1,375,972
            Treasury Notes
            6.625% May 15, 2007
  1,800,000 United States of America                                   1,843,308
            Treasury Notes
            6.125% August 15, 2007
  3,100,000 United States of America                                   3,097,086
            Treasury Notes
            5.625% October 31, 1999
  1,400,000 United States of America                                   1,400,434
            Treasury Notes
            5.750% November 15, 2000
  1,400,000 United States of America                                   1,401,750
            Treasury Notes
            5.750% October 31, 2000
  2,775,000 United States of America                                   2,769,367
            Treasury Notes
            5.625% November 30, 1999
  3,200,000 United States of America                                   3,203,008
            Treasury Notes
            5.750% October 31, 2002
  1,500,000 United States of America                                   1,505,385
            Treasury Notes
            5.875% September 30, 2002
                                                                     $26,433,106

TOTAL BONDS --- 27.7%                                                $26,433,106
(Cost $26,138,284)

COMMON STOCK

COMMUNICATIONS --- 4.1%
     86,200 US West Communications Group                               3,889,775
                                                                      $3,889,775

CONSUMER SERVICES --- 12.4%
    100,000 Air Canada*                                                  955,080
     14,400 Allegiance Corp                                              510,293
     14,200 Becton Dickinson & Co                                        710,000
      3,600 Bristol-Myers Squibb Co                                      340,650
     15,900 Columbia/HCA Healthcare Corp                                 471,037
     15,375 Eli Lilly & Co                                             1,070,484
        550 Hilton Hotels Corp                                            16,363
     12,400 Johnson & Johnson                                            816,850
      2,200 Merck & Company Inc                                          233,750
      1,900 Novartis (registered)                                      3,083,613
      4,300 Revlon Inc*                                                  151,842
      9,025 Service Corporation International                            333,356
     61,200 Smithkline Beecham PLC                                     3,147,944
                                                                     $11,841,262

CREDIT INSTITUTIONS --- 1.9%
      2,800 American Express Co                                          249,900
     12,000 BankAmerica Corp                                             876,000
     11,400 NationsBank Corp                                             693,257
                                                                      $1,819,157

ELECTRIC --- 2.3%
      8,200 Cinergy Corp                                                 314,158
     10,000 Consolidated Edison Company New York Inc                     410,000
     18,100 Duke Power Co                                              1,002,287
     20,875 Public Service Company of New Mexico                         494,466
                                                                      $2,220,911

ELECTRONICS - HIGH TECH --- 1.5%
      1,075 Boston Scientific Corp*                                       49,316
      6,900 Intel Corp                                                   484,725
      7,700 International Business Machines Corp                         805,127
      3,800 International Game Technology                                 95,950
                                                                      $1,435,118

GAS --- 0.7%
     14,800 Sonat Inc                                                    677,100
                                                                        $677,100

HOLDING & INVEST. OFFICES --- 1.1%
        700 Nestle SA                                                  1,049,305
                                                                      $1,049,305

INDUSTRIAL SERVICES --- 0.4%
     18,500 Oracle Systems Corp*                                         412,772
                                                                        $412,772

INSURANCE --- 5.1%
     25,900 Allstate Corp                                              2,353,662
     14,700 Exel Ltd                                                     931,613
     18,275 SafeCo Corp                                                  890,906
     14,700 WR Berkley Corp                                              644,962
                                                                      $4,821,143

MFTG - CONSUMER PRODS. --- 5.6%
      2,600 Avon Products Inc                                            159,575
     21,400 Coca-Cola Co                                               1,425,775
     25,800 Colgate-Palmolive Co                                       1,896,300
     16,000 Dial Corp                                                    332,992
      6,200 Meredith Corp                                                221,259
     23,500 Pepsico Inc                                                  856,270
      1,125 RJR Nabisco Holdings Corp*                                    42,188
      6,000 Tribune Co                                                   373,500
                                                                      $5,307,859

MFTG - INDUSTRIAL PRODS --- 14.4%
      7,000 ARCO Chemical Co                                             326,809
     10,000 Abbott Laboratories                                          655,620
     14,500 Alza Corp                                                    461,274
      3,900 American Home Products Corp                                  298,350
      7,500 EI DuPont De Nemours & Co                                    450,465
     42,850 Fort James Corp                                            1,639,013
     61,800 Glaxo Wellcome PLC                                         2,958,675
     21,000 Imperial Chemical Industries Plc                           1,363,677
     10,500 Kimberly-Clark Corp                                          517,776
      5,800 Minnesota Mining & Manufacturing Co                          475,960
     14,300 Mylan Laboratories Inc                                       299,399
     26,700 Pfizer Inc                                                 1,990,805
      7,200 Schering-Plough Corp                                         447,300
     13,200 USX-Marathon Group                                           445,500
     10,900 Warner-Lambert Co                                          1,351,600
                                                                     $13,682,223

MINING --- 5.4%
     70,700 Newmont Mining Corp                                        2,076,813
     37,100 Potash Corporation of Saskatchewan Inc                     3,079,300
                                                                      $5,156,113

OIL & GAS --- 5.6%
     10,900 Amoco Corp                                                   927,862
      2,100 Atlantic Richfield Co                                        168,262
      5,325 Baker Hughes Inc                                             232,303
      8,400 British Petroleum PLC ADR                                    669,371
      9,050 Chevron Corp                                                 696,850
      6,300 Dresser Industries Inc                                       264,203
     13,600 Global Marine Inc*                                           333,200
      5,050 Helmerich & Payne Inc                                        342,769
      9,100 Mobil Corp                                                   656,902
     13,300 Phillips Petroleum Co                                        646,713
      6,800 Texaco Inc                                                   369,750
                                                                      $5,308,185

RAILROADS --- 0.9%
     30,000 Canadian Pacific Ltd                                         817,500
                                                                        $817,500

TOTAL COMMON STOCK --- 61.3%                                         $58,438,423
(Cost $56,207,494)

SHORT-TERM INVESTMENTS

SECURITIES & COMMODITIES --- 4.0%
  3,848,000 Merrill Lynch & Co Inc                                     3,847,359
                                                                      $3,847,359

U.S. GOVERNMENTS --- 6.9%
  1,800,000 United States of America                                   1,798,172
  3,100,000 United States of America                                   3,019,596
  1,800,000 United States of America                                   1,768,794
                                                                      $6,586,562

TOTAL SHORT-TERM INVESTMENTS --- 10.9%                               $10,433,921
(Cost $10,433,921)

TOTAL BLUE CHIP PORTFOLIO --- 100.0%                                 $95,305,450
(Cost $92,779,699)


The Maxim Series Fund

Bond Portfolio

BONDS

AIR --- 4.4%
  2,909,916 American Trans Air                                         3,001,578
            Pass Thru Certs 1996-1C
            7.820% March 26, 2004
                                                                      $3,001,578

CANADIAN - PROVINCIAL --- 4.5%
  3,000,000 Manitoba                                                   3,073,050
            Global Notes
            6.750% March 1, 2003
                                                                      $3,073,050

CONSUMER SERVICES --- 4.3%
  3,000,000 Columbia/HCA Healthcare                                    2,967,480
            Medium Term Notes
            6.875% July 15, 2001
                                                                      $2,967,480

CREDIT INSTITUTIONS --- 23.2%
  3,000,000 Associates Corp North America                              3,146,400
            Medium Term Notes
            7.240% August 15, 2006
  2,000,000 Capital One Bank                                           2,047,720
            Medium Term Notes
            7.350% June 20, 2000
  3,000,000 Countrywide Funding Corp                                   2,984,580
            Medium Term Notes
            6.280% January 15, 2003
  3,000,000 General Electric Capital Corp                              3,191,700
            Eurodollar Medium Term Notes
            8.100% February 15, 2002
  1,500,000 Greenpoint Bank                                            1,511,760
            Bank Notes
            6.700% July 15, 2002
  3,000,000 Takefuji Corp#                                             3,030,000
            Senior Notes
            7.300% November 1, 2004
                                                                     $15,912,160

ELECTRIC --- 8.9%
  3,000,000 Gulf States Utilities Co                                   2,993,910
            First Mortgage Med Term Notes
            6.410% August 1, 2001
  3,000,000 Iberdrola International#                                   3,103,530
            Notes
            7.125% June 1, 2003
                                                                      $6,097,440

FOREIGN BANKS --- 8.1%
  3,000,000 Bayerische Landesbanken NY                                 3,032,896
            Medium Term Notes
            6.375% August 31, 2000
  3,000,000 Export-Import Bank of Korea                                2,535,300
            Eurodollar Notes
            7.250% June 25, 2001
                                                                      $5,568,196

HIGHWAYS --- 4.5%
  3,000,000 Zhuhai Highway Company Ltd#                                3,056,850
            Senior Notes
            9.125% July 1, 2006
                                                                      $3,056,850

MFTG - CONSUMER PRODS. --- 9.2%
  3,000,000 Fruit of the Loom Inc Class A                              3,067,260
            Senior Notes
            7.875% October 15, 1999
  3,000,000 RJR Nabisco Inc                                            3,211,650
            Senior Notes
            8.750% April 15, 2004
                                                                      $6,278,910

RAILROADS --- 4.6%
  3,000,000 National Rail Corp#                                        3,130,200
            Yankee Debentures
            7.470% August 8, 2010
                                                                      $3,130,200

REAL ESTATE --- 4.4%
  3,000,000 Highwoods/Forsyth LP                                       3,012,570
            Notes
            6.750% December 1, 2003
                                                                      $3,012,570

RETAIL TRADE --- 4.4%
  3,000,000 Shopko Stores Inc                                          2,984,220
            Senior Notes
            6.500% August 15, 2003
                                                                      $2,984,220

SECURITIES & COMMODITIES --- 7.4%
  3,000,000 Merrill Lynch & Co Inc                                     3,004,200
            Notes
            6.560% December 16, 2007
  2,000,000 World Financial Network                                    2,094,537
            Credit Card Mst Tr 1996-B
            6.950% April 15, 2006
                                                                      $5,098,737

SUPRANATIONALS --- 4.8%
  3,000,000 Inter-American Development Bank                            3,270,507
            Eurodollar Notes
            8.875% August 22, 2001
                                                                      $3,270,507

U.S. GOVERNMENTS --- 3.8%
  2,500,000 United States of America                                   2,606,250
            Treasury Notes
            6.500% May 15, 2005
                                                                      $2,606,250

WHOLE LOAN --- 3.7%
  2,500,000 GE Capital Mortgage Services Inc                           2,509,375
            CMO Series 1994-13 Class A2
            6.500% April 25, 2024
                                                                      $2,509,375

TOTAL BONDS --- 100.0%                                               $68,567,523
(Cost $68,217,358)

TOTAL BOND PORTFOLIO --- 100.0%                                      $68,567,523
(Cost $68,217,358)


The Maxim Series Fund

Corporate Bond Portfolio

BONDS

AGENCY --- 0.4%
    601,137 Federal National Mortgage Association                        566,757
            CMO Series 1993-212 Class Z
            6.000% November 25, 2008
                                                                        $566,757

AIR --- 0.4%
     85,900 NWA Trust                                                     95,475
            Notes
            9.360% March 10, 2006
    450,000 United Air Lines Inc                                         485,132
            Pass Through Certificates
            7.870% January 30, 2019
                                                                        $580,607

CANADIAN - FEDERAL --- 4.8%
 30,300,000 Canadian Residual                                          4,098,089
            Debentures
            6.080% June 1, 2025
  4,650,000 Canadian Residual                                            731,076
            Debentures
            6.210% June 1, 2022
 16,500,000 Canadian Residual                                          2,829,659
            Debentures
            6.090% June 1, 2021
                                                                      $7,658,824

CANADIAN - PROVINCIAL --- 13.5%
  1,400,000 British Columbia*                                            353,134
            Principal Strips
            10.780% June 9, 2014
  1,350,000 British Columbia                                           1,164,578
            Debentures
            8.000% September 8, 2023
  6,500,000 British Columbia*                                          1,726,420
            Principal Strips
            6.280% August 23, 2013
  5,000,000 British Columbia*                                            667,506
            Principal Strips
            6.310% August 23, 2024
  9,815,000 British Columbia                                           1,507,411
            Debentures
            6.300% June 9, 2022
 11,415,000 British Columbia*                                          1,727,585
            Principal Strips
            6.310% August 19, 2022
  2,500,000 British Columbia*                                            427,162
            Zero Coupon Bonds
            6.310% September 5, 2020
  5,000,000 Manitoba*                                                    443,255
            Zero Coupon Bonds
            6.320% March 5, 2031
  5,373,000 Manitoba                                                   4,552,877
            Bonds
            7.750% December 22, 2025
  3,800,000 Manitoba Province                                          2,782,732
            Debentures
            6.500% September 22, 2017
  1,150,000 Ontario Hydro                                              1,069,133
            Bonds
            8.900% August 18, 2022
  4,800,000 Ontario Residual*                                            715,029
            Zero Coupon Bonds
            6.410% July 13, 2022
  2,200,000 Province of Alberta                                        1,552,099
            5.930% September 16, 2016
  3,165,000 Saskatchewan                                               2,933,139
            Debentures
            8.750% May 30, 2025
                                                                     $21,622,060

COMMUNICATIONS --- 11.5%
  2,500,000 Arch Communications Group Inc                              1,537,500
            Senior Discount Notes
            12.760% March 15, 2008
    250,000 CBS Inc                                                      226,825
            Senior Notes
            7.125% November 1, 2023
    500,000 Century Communications Corp Class A                          462,500
            Debentures
            8.375% November 15, 2017
  2,000,000 Clearnet Communications                                      892,107
            11.750% August 13, 2007
    250,000 Comcast Corp Class A                                         161,250
            Convertible Notes
            6.210% April 15, 2007
    500,000 Intercel Inc                                                 375,000
            Senior Discount Notes
            10.91% February 1, 2006
    450,000 Nextel Communications Inc Class A                            400,500
            Senior Discount Notes
            9.920% August 15, 2004
  1,675,000 Nextel Communications Inc Class A#                         1,059,438
            Bond
            4.770% September 15, 2007
    200,000 Rogers Cablesystems of America                               151,134
            Debentures
            9.650% January 15, 2014
    300,000 Rogers Communications Inc                                    178,875
            Convertible Debentures
            2.000% November 26, 2005
  1,400,000 Tele-Communications Inc                                    1,505,798
            Debentures
            7.875% August 1, 2013
  5,375,000 Tele-Communications Inc                                    5,818,814
            Debentures
            7.875% February 15, 2026
  1,475,000 Time Warner Entertainment LP                               1,683,241
            Senior Debentures
            8.375% March 15, 2023
  2,000,000 US West Capital Funding Inc                                2,167,364
            Bonds
            7.900% February 1, 2027
  1,850,000 Westinghouse Electric Corp                                 1,853,534
            Debentures
            7.875% September 1, 2023
                                                                     $18,473,880

CONSTRUCTION --- 0.7%
    219,000 Midland-Ross Corp                                            179,383
            Debentures
            6.000% February 15, 2007
    500,000 Pulte Corp                                                   513,545
            Senior Notes
            7.300% October 24, 2005
    450,000 Schuler Homes Inc                                            387,000
            Convertible Sub Debentures
            6.500% January 15, 2003
                                                                      $1,079,928

CONSUMER SERVICES --- 0.1%
    250,000 Envirotest Systems Corp                                      237,500
            Senior Subordinated Notes
            9.625% April 1, 2003
                                                                        $237,500

CREDIT INSTITUTIONS --- 1.0%
    150,000 DR Structured Finance Corp                                   147,000
            Pass Through Certificates
            8.375% August 15, 2015
    200,000 DR Structured Finance Corp                                   196,500
            Pass Through Certificates
            8.550% August 15, 2019
    500,000 First Union Capital                                          526,990
            Bonds
            8.040% December 1, 2026
    250,000 PYCSA Panama SA#                                             237,075
            Bond
            10.280% December 15, 2012
    300,000 Sappi BVI Finance Ltd                                        280,500
            Convertible Bonds
            7.500% August 1, 2002
    125,000 Sun Life Canada Capital Trust#                               138,005
            Debentures
            8.526% May 29, 2049
                                                                      $1,526,070

ELECTRIC --- 3.0%
    500,000 AES Corp#                                                    478,750
            Callable Bond
            8.875% November 1, 2027
    500,000 Boston Edison Co                                             506,775
            Debentures
            7.800% March 15, 2023
    275,000 British Columbia Province                                    229,335
            Debentures
            7.875% November 30, 2023
    238,000 Commonwealth Edison Co                                       193,744
            Debentures
            4.750% December 1, 2011
  1,000,000 Commonwealth Edison Co#                                    1,070,760
            Bonds
            8.500% January 15, 2027
    250,000 Empresa Nacional de Electridad SA                            197,187
            Convertible Sub Debentures
            5.000% March 15, 2004
    500,000 Korea Electric Power                                         380,000
            7.750% April 1, 2013
    500,000 Korea Electric Power                                         348,080
            7.000% February 1, 2027
    231,469 System Energy Resources                                      233,317
            Debentures
            7.430% January 15, 2011
  1,300,000 Tata Electric Co#                                          1,159,158
            Bonds
            8.500% August 19, 2017
                                                                      $4,797,106

ELECTRONICS - HIGH TECH --- 4.0%
    500,000 Apple Computer Inc                                           402,500
            Convertible Subordinated Notes
            6.000% June 1, 2001
  1,300,000 Apple Computer Inc                                         1,079,000
            Notes
            6.500% February 15, 2004
  1,000,000 Broadband Technolgies Inc                                    660,000
            Convertible Subordinated Notes
            5.000% May 15, 2001
    650,000 Cirrus Logic Inc#                                            501,312
            Debenture
            6.000% December 15, 2003
    150,000 EDO Corp                                                     123,000
            Convertible Bonds
            7.000% December 15, 2011
    500,000 Korea Electric Power                                         395,000
            6.750% August 1, 2027
    250,000 Maxtor Corp                                                  175,000
            Convertible Debentures
            5.750% March 1, 2012
     50,000 Richardson Electronics Ltd                                    41,000
            Convertible Debentures
            7.250% December 15, 2006
    250,000 Samsung Corp                                                 200,000
            Convertible Bonds
            2.930% June 26, 2006
  1,000,000 Seagate Technology Inc                                     1,040,120
            Debentures
            7.875% March 1, 2017
     62,332 Streamlogic Corp                                              18,700
            Notes
            14.000% October 7, 1998
  1,300,000 The Learning Company Inc                                   1,147,250
            Convertible Senior Notes
            5.500% November 1, 2000
    850,000 Total Access Communication*                                  365,500
            Convertible
            2.000% May 31, 2006
    515,000 Zenith Electronics Corp                                      301,275
            Convertible Sub Debentures
            6.250% April 1, 2011
                                                                      $6,449,657

ENVIRONMENTAL SERVICES --- 0.5%
    350,000 Air & Water Technologies Corp                                273,437
            Convertible Debentures
            8.000% May 15, 2015
    725,000 Molten Metal Technology Inc                                   14,500
            Convertible Subordinated Notes
            5.500% May 1, 2006
    575,000 Molten Metal Technology Inc#                                   4,249
            Convertible Subordinated Notes
            5.500% May 1, 2006
    105,000 Ogden Corp                                                    95,944
            Eurodollar Convert Sub Bonds
            6.000% June 1, 2002
    495,000 Ogden Corp                                                   471,488
            Eurodollar Convert Sub Bonds
            5.750% October 20, 2002
                                                                        $859,618

FINANCIAL SERVICES --- 2.1%
    500,000 NGC Corp Capital Trust#                                      569,045
            Bonds
            8.316% June 1, 2027
  2,900,000 Pindo Deli Fin Mauritius#                                  2,320,000
            Bond
            10.875% October 1, 2027
    625,000 Tjiwi Kimia FN Mauritius#                                    523,438
            10.000% August 1, 2004
                                                                      $3,412,483

FOREIGN BANKS --- 1.7%
    300,000 Banco Central Costa Rica                                     255,000
            Brady Bonds
            6.250% May 21, 2010
  1,250,000 Bangkok Bank Pub Co                                          406,250
            Convertible Bonds
            3.250% March 3, 2004
  2,500,000 Bangkok Bank Public Co Ltd#                                1,511,850
            Subordinated Notes
            8.375% January 15, 2027
    500,000 Korea Development Bank                                       419,120
            7.125% September 17, 2001
    400,000 Siam Commercial Bank                                         116,000
            Convertible Bonds
            3.250% January 24, 2004
                                                                      $2,708,220

FOREIGN GOVERNMENTS --- 13.7%
  1,000,000 Bangko Sentral Philipnas                                     797,400
            8.600% June 15, 2027
    820,170 Ecuador Global Bearer                                        505,471
            6.656% February 27, 2015
 14,150,000 Federal National Mortgage Association                      4,109,615
            7.170% October 29, 2007
  5,425,000 International Bank Recovery*                               1,591,653
            Zero Coupon Bond
            7.200% August 20, 2007
  2,500,000 Republic Of South Africa                                     474,615
            Bonds
            12.000% February 28, 2005
  2,000,000 Republic Of South Africa                                     379,692
            Bonds
            12.000% February 28, 2005
  3,000,000 Republic Of South Africa                                     569,538
            Bonds
            12.000% February 28, 2005
  1,550,000 Republic of Argentina                                      1,481,800
            Debentures
            9.750% September 19, 2027
  2,850,650 Republic of Brazil                                         2,237,760
            Capitalization Bonds
            8.000% April 15, 2014
  6,550,000 Republic of Brazil                                         6,140,625
            Debentures
            10.125% May 15, 2027
  2,500,000 Republic of South Africa                                     503,032
            Bonds
            13.500% September 15, 2015
  4,500,000 Republic of South Africa                                     859,108
            Bonds
            12.500% December 21, 2006
  3,450,000 SCDA Generic Residual                                        433,302
            Debentures
            24.550% May 30, 2005
  2,000,000 Venezuela                                                  1,783,000
            Debentures
            9.250% September 15, 2027
                                                                     $21,866,611

FORESTRY --- 0.1%
    125,000 Advance Argo Public Company Ltd                              100,000
            Convertible Unsubordinated Notes
            3.500% June 17, 2001
                                                                        $100,000

GAS --- 0.0%
      7,500 NorAm Energy Corp                                              6,825
            Convertible Sub Debentures
            6.000% March 15, 2012
                                                                          $6,825

HIGHWAYS --- 0.1%
    175,000 Builders Transport Inc*                                       91,000
            Convertible Sub Debentures
            8.000% August 15, 2005
                                                                         $91,000

HOLDING & INVEST. OFFICES --- 0.9%
    750,000 Federal Realty Investment Trust                              697,500
            Convertible Bonds
            5.250% October 28, 2003
    350,000 Meditrust Corp                                               423,063
            Convertible Debentures
            7.500% March 1, 2001
    250,000 Sizeler Property Investors Inc                               240,000
            Convertible Sub Debentures
            8.000% July 15, 2003
                                                                      $1,360,563

INDUSTRIAL PRODS & SVCS --- 2.1%
    500,000 Hyundai Motor Company#                                       355,000
            7.600% July 15, 2007
    200,000 Petro Mexicanos#                                             188,000
            Debentures
            8.625% December 1, 2023
  1,000,000 Petroleos Mexicanos#                                         987,500
            Bond
            9.500% September 15, 2027
    125,000 Samsung Electronics Co#                                       97,288
            7.450% October 1, 2002
    250,000 Samsung Electronics Co#                                      212,500
            8.500% November 1, 2002
  1,750,000 Samsung Electronics Co#                                    1,207,500
            Bond
            7.700% October 1, 2027
    350,000 Total Access Communications#                                 175,000
            Private Placement
            8.375% November 4, 2006
    250,000 Total Access Communications#                                 205,625
            Private Placement
            7.625% November 4, 2001
                                                                      $3,428,413

INSURANCE --- 0.2%
    250,000 Loews Corp                                                   243,395
            Senior Notes
            7.000% October 15, 2023
                                                                        $243,395

MFTG - CONSUMER PRODS. --- 14.4%
    750,000 Borden Inc                                                   754,635
            Debentures
            7.875% February 15, 2023
  1,000,000 Burlington Industries Inc                                  1,051,190
            Bonds
            7.250% August 1, 2027
    450,000 Burns Philp Treasury                                         265,500
            Convertible Notes
            5.500% April 30, 2004
    100,000 Dixie Yarns Inc                                               91,500
            Convertible Debentures
            7.000% May 15, 2012
    375,000 Fieldcrest Cannon Inc                                        303,750
            Convertible Debentures
            6.000% March 15, 2012
    550,000 Fruit of the Loom Inc Class A                                522,577
            Debentures
            7.375% November 15, 2023
    250,000 Kellwood Co                                                  256,393
            Debentures
            7.625% October 15, 2017
  6,685,000 Philip Morris Companies Inc                                7,219,399
            Debentures
            7.750% January 15, 2027
    250,000 Phillips Van-Heusen Corp                                     245,000
            Debentures
            7.750% November 15, 2023
    225,000 RCN Corp#                                                    141,188
            10.490% October 15, 2007
  1,950,000 RJR Nabisco Inc                                            1,993,134
            Notes
            7.625% September 15, 2003
  1,200,000 RJR Nabisco Inc                                            1,294,716
            Notes
            8.750% August 15, 2005
  2,250,000 RJR Nabisco Inc                                            2,524,613
            Notes
            9.250% August 15, 2013
    700,000 RJR Nabisco Inc                                              746,235
            Debentures
            8.500% July 1, 2007
    500,000 Scholastic Corp#                                             445,000
            Bond
            5.000% August 15, 2005
  1,600,000 The Penn Traffic Co                                          984,000
            Senior Sub Notes
            9.625% April 15, 2005
  3,250,000 Time Warner Inc                                            3,399,988
            Debentures
            7.570% February 1, 2024
    750,000 Time Warner Inc                                              810,120
            Debentures
            8.050% January 15, 2016
                                                                     $23,048,938

MFTG - INDUSTRIAL PRODS --- 1.7%
    125,000 Bell Sports Corp                                             105,937
            Convertible Sub Debentures
            4.250% November 15, 2000
     50,000 Exide Corp#                                                   31,937
            Senior Convertible Sub Notes
            2.900% December 15, 2005
     75,000 Hexcel Corp                                                   74,250
            Convertible Debentures
            7.000% August 1, 2011
    750,000 Hyperion Telecommunication                                   549,375
            Callable Bond
            10.860% April 15, 2003
    525,000 NABI Inc                                                     404,250
            Convertible Bonds
            6.500% February 1, 2003
    750,000 Perez Companc SA#                                            763,650
            8.125% July 15, 2007
    200,000 Telxon Corp                                                  211,250
            Convertible Sub Notes
            5.750% January 1, 2003
    600,000 Thermo TerraTech Inc#                                        534,000
            Convertible Notes
            4.625% May 1, 2003
                                                                      $2,674,649

MINING --- 0.4%
  1,000,000 Banpu Public Company Ltd                                     640,000
            Convertible Bonds
            2.750% April 10, 2003
                                                                        $640,000

OIL & GAS --- 0.1%
    250,000 Ssangyong Oil Refining Co                                     92,918
            Convertible Bond
            3.000% December 31, 2004
                                                                         $92,918

OTHER TRANS. SERVICES --- 0.2%
    100,000 Preston Corp                                                  82,000
            Convertible Bonds
            7.000% May 1, 2011
    250,000 Worldway Corp                                                182,500
            Convertible Sub Debentures
            6.250% April 15, 2011
                                                                        $264,500

REAL ESTATE --- 2.4%
  2,500,000 First Industrial Realty Trust                              2,518,900
            7.500% December 1, 2017
  1,100,000 Rockefeller Center Properties Inc                            789,250
            Convertible Debentures
            11.380% December 31, 2000
    500,000 Trinet Corporate Realty Trust Inc                            511,385
            Senior Notes
            7.700% July 15, 2017
                                                                      $3,819,535

RETAIL TRADE --- 3.0%
    200,000 Boston Chicken Inc                                            98,000
            Convertible Bonds
            4.500% February 1, 2004
    250,000 Boston Chicken Inc                                            36,562
            Convertible Bonds
            11.350% June 1, 2015
    275,000 CML Group Inc                                                203,500
            Convertible Jr Sub
            5.500% January 15, 2003
    100,000 Jacobson Stores Inc                                           84,250
            Convertible Debentures
            6.750% December 15, 2011
    750,000 K Mart Corp                                                  724,688
            Debentures
            7.950% February 1, 2023
    500,000 K Mart Corp                                                  551,135
            Pass Through Certificates
            9.780% January 5, 2020
  1,100,000 K Mart Corp                                                1,166,561
            Pass Through Certificates
            9.350% January 2, 2020
  2,350,000 Shoney's Inc                                                 963,500
            Convertible Sub Notes
            14.710% April 11, 2004
    100,000 TPI Enterprises Inc                                           82,000
            Debentures
            8.250% July 15, 2002
    750,000 Woolworth Corp                                               844,200
            Debentures
            8.500% January 15, 2022
                                                                      $4,754,396

SUPRANATIONALS --- 0.4%
  1,000,000 International Bank for Reconstruction and Development        594,620
            Debentures
            8.000% May 23, 2007
                                                                        $594,620

TRANSPORTATION --- 0.1%
    100,000 American Presidents Company Ltd                              100,416
            Debentures
            8.000% January 15, 2024
                                                                        $100,416

TRANSPORTATION EQUIPMENT --- 0.3%
    875,000 TFM SA de CV#                                                542,500
            Debenture
            11.400% June 15, 2009
                                                                        $542,500

U.S. GOVERNMENTS --- 6.2%
  2,600,000 United States of America*                                    564,694
            Principal Strips
            6.050% August 15, 2023
  1,750,000 United States of America                                   1,802,500
            Treasury Bonds
            6.250% August 15, 2023
    300,000 United States of America                                     334,500
            Treasury Bonds
            6.875% August 15, 2025
  6,225,000 United States of America                                   6,217,219
            Treasury Notes
            6.000% February 15, 2026
  1,000,000 United States of America                                   1,067,500
            Treasury Notes
            6.500% November 15, 2026
                                                                      $9,986,413

U.S. MUNICIPAL --- 0.4%
  2,000,000 Orange County California Pension                             566,816
            General Obligation Bonds
            6.870% September 1, 2016
                                                                        $566,816

WHOLESALE TRADE - INDL --- 1.3%
    250,000 Einstein/Noah Bagel Corp                                     172,500
            Convertible Bonds
            7.250% June 1, 2004
  1,400,000 Flagstar Corp*                                               560,000
            Senior Sub Debentures
            11.250% November 1, 2004
  1,050,000 Loxley Public Company Ltd                                    525,000
            Convertible Bonds
            2.500% April 4, 2001
    750,000 Pioneer Standard Electronics Inc                             794,689
            Senior Notes
            8.500% August 1, 2006
                                                                      $2,052,189

WHOLESALE TRADE -CONSUMER --- 0.1%
     50,000 Glycomed Inc                                                  46,000
            Convertible Sub Debentures
            7.500% January 1, 2003
    250,000 International Semi-Tech Microelectric                         90,000
            Senior Discount Notes
            26.83% August 15, 2003
                                                                        $136,000

TOTAL BONDS --- 91.5%                                               $146,343,407
(Cost $142,301,146)

COMMON STOCK

COMMUNICATIONS --- 0.0%
        697 Nextel Communications Inc Class A*                            18,122
                                                                         $18,122

CONSUMER SERVICES --- 0.0%
      1,450 Childrens Comprehensive Services Inc*                         26,826
                                                                         $26,826

MFTG - INDUSTRIAL PRODS --- 0.0%
      1,000 EI DuPont De Nemours & Co*                                    66,000
                                                                         $66,000

TOTAL COMMON STOCK --- 0.1%                                             $110,948
(Cost $224,635)

PREFERRED STOCK

CREDIT INSTITUTIONS --- 0.1%
      1,500 BankBoston Corp                                              141,375
                                                                        $141,375

ELECTRIC --- 1.3%
        909 Central Louisiana Electric Company Inc                        74,538
        980 Commonwealth Energy System Co                                 77,420
      1,304 Entergy Louisiana Inc                                         76,121
      5,500 Long Island Lighting Co                                      140,250
      1,220 MDU Resources Group Inc                                       92,720
      8,388 Nevada Power Co                                              156,228
      2,205 New York State Electric & Gas Corp                           127,890
      2,180 Niagara Mohawk Power Corp Series A                            53,819
     31,800 Niagara Mohawk Power Corp Series B                           800,963
     12,500 Niagara Mohawk Power Corp Series C                           300,000
      2,850 Niagara Mohawk Power Corp Series E                           186,675
        300 Northern States Power Co                                      17,250
                                                                      $2,103,874

ELECTRONICS - HIGH TECH --- 0.3%
     10,000 Unisys Corp                                                  450,620
                                                                        $450,620

FINANCIAL SERVICES --- 0.1%
      2,500 Owens Corning Capital                                        121,875
                                                                        $121,875

MFTG - INDUSTRIAL PRODS --- 0.8%
        950 Aluminum Company of America*                                  67,568
     25,850 Bethlehem Steel Corp#                                      1,066,312
      3,000 McDermott Inc                                                114,000
      2,000 Stone Container Corp Series E*                                29,500
                                                                      $1,277,380

RETAIL TRADE --- 0.0%
     78,400 Flagstar Companies Inc*                                           78
                                                                             $78

TOTAL PREFERRED STOCK --- 2.6%                                        $4,095,202
(Cost $3,608,748)

SHORT-TERM INVESTMENTS

CREDIT INSTITUTIONS --- 3.3%
  1,000,000 Ford Motor Credit Co                                         998,711
  6,565,000 Prudential Funding Corp                                    4,199,616
                                                                      $5,198,327

SECURITIES & COMMODITIES --- 2.6%
  4,200,000 Merrill Lynch & Co Inc                                     4,199,300
                                                                      $4,199,300

TOTAL SHORT-TERM INVESTMENTS --- 5.9%                                 $9,397,627
(Cost $9,397,627)

TOTAL CORPORATE BOND PORTFOLIO --- 100.0%                           $159,947,184
(Cost $155,532,156)


The Maxim Series Fund

Growth Index Portfolio

COMMON STOCK

AGENCY --- 1.4%
     39,300 Federal National Mortgage Association (nonvtg)             2,242,537
                                                                      $2,242,537

AGRICULTURE --- 0.0%
        800 Dole Food Company Inc                                         36,600
                                                                         $36,600

AIR --- 0.2%
      2,350 Comair Holdings Inc                                           56,694
      3,000 Gulfstream Aerospace Corp*                                    87,750
      1,400 Northwest Airlines Corp*                                      67,025
      1,300 Pittston Brink's Group                                        52,325
                                                                        $263,794

COMMUNICATIONS --- 2.6%
      5,033 360 Communications Co*                                       101,601
      1,600 AH Belo Corp Class A                                          89,800
      2,900 Advanced Fibre Communications*                                84,463
     20,600 Airtouch Communications Inc*                                 856,177
      4,000 CIENA Corporation*                                           244,500
      4,600 Cabletron Systems Inc*                                        69,000
        400 Chancelor Media Corp*                                         29,850
      2,500 Clear Channel Communications Inc*                            198,593
     14,323 Comcast Corp Class A                                         452,063
        100 Comcast Corp Class B                                           3,188
        900 CommScope Inc*                                                12,093
      1,400 Excel Communications Inc*                                     20,300
      9,800 Gannett Company Inc                                          605,758
        999 Gaylord Entertainment                                         31,905
        800 HSN Inc*                                                      41,200
        500 LIN Television Corp*                                          27,250
      1,000 PanAmStat Corp*                                               43,125
      2,400 Qualcomm Inc*                                                121,200
        320 Scripps Howard Broadcasting Co Class A                        15,500
      1,270 Tele-Communications Inc - Liberty Media Group Class A*        46,038
      9,690 Tele-Communications Inc Class A*                             270,710
      1,000 Telephone & Data Systems Inc                                  46,562
      1,100 Teleport Communications Group Inc*                            60,363
        300 United States Cellular Corp*                                   9,300
        400 Univision Communications Inc*                                 27,925
      6,100 Viacom Inc Class B*                                          252,766
     14,019 Worldcom Inc*                                                424,075
                                                                      $4,185,305

CONSTRUCTION --- 0.0%
      2,341 Clayton Homes Inc                                             42,138
        500 Johns Manville Corp                                            5,031
                                                                         $47,169

CONSUMER SERVICES --- 15.6%
      3,500 Accustaff Inc*                                                80,500
     10,800 Amgen Inc                                                    584,550
      1,100 Apollo Group Inc Class A*                                     51,975
     11,400 Baxter International Inc                                     574,982
      4,300 Becton Dickinson & Co                                        215,000
        400 Beverly Enterprises Inc                                        5,200
      2,800 Biogen Inc*                                                  101,850
      4,000 Biomet Inc                                                   102,500
     26,700 Bristol-Myers Squibb Co                                    2,526,488
      6,907 CVS Corp                                                     442,476
     30,003 Cendant Corp*                                              1,031,353
      2,400 Circus Circus Enterprises Inc*                                49,200
     12,702 Columbia/HCA Healthcare Corp                                 376,297
        200 DePuy Inc                                                      5,750
     37,700 Eli Lilly & Co                                             2,624,863
        800 Forest Laboratories Inc*                                      39,450
      5,010 Foundation Health Systems*                                   112,099
        700 Genesis Health Ventures Inc*                                  18,463
      1,800 Genzyme Corp                                                  49,950
      2,400 H&R Block Inc                                                107,549
      1,050 Harrah's Entertainment Inc*                                   19,819
      1,600 Health Care & Retirement Corp*                                64,400
      5,862 Health Management Associates Inc*                            148,016
      1,300 HealthCare Compare Corp*                                      66,463
     15,972 Healthsouth Corp*                                            443,223
      4,000 Hilton Hotels Corp                                           119,000
        400 Host Marriott Corp*                                            7,850
      4,400 Humana Inc*                                                   91,300
      2,000 Ivax Corp*                                                    13,500
     54,576 Johnson & Johnson                                          3,595,194
      2,425 La Quinta Inns Inc                                            46,832
      1,200 Lincare Holdings Inc*                                         68,400
        448 MGM Grand Inc*                                                16,156
        700 Manor Care Inc                                                24,500
      4,200 Marriott International Inc                                   290,850
      6,399 MedPartners Inc*                                             143,178
     19,200 Medtronic Inc                                              1,004,390
     49,100 Merck & Company Inc                                        5,216,875
      6,800 Mirage Resorts Inc*                                          154,700
      3,300 Omnicare Inc                                                 102,300
      1,452 Pacific Health Systems*                                       76,049
      3,000 Phycor Inc*                                                   81,000
      2,773 Promus Hotel Corp*                                           116,466
      3,050 Quorum Health Group Inc*                                      79,681
      1,200 Regal Cinemas Inc*                                            33,450
     12,700 Republic Industries Inc*                                     296,062
        300 Revlon Inc*                                                   10,594
     10,300 Service Corporation International                            380,451
      3,350 St Jude Medical Inc*                                         102,175
      1,300 Stewart Enterprises Inc Class A                               60,613
      3,000 Stryker Corp                                                 111,750
      3,390 Tenet Healthcare Corp*                                       112,294
     26,108 The Walt Disney Co                                         2,586,311
      5,300 United Healthcare Corp                                       263,341
      1,200 United States Surgical Corp                                   35,174
      1,000 Universal Health Services Inc Class B*                        50,375
      2,480 Vencor Inc*                                                   60,604
        400 Wellpoint Health Networks*                                    16,900
      1,300 Whitman Corp                                                  33,881
                                                                     $25,244,612

CREDIT INSTITUTIONS --- 2.3%
        600 Advanta Corp Class A                                          15,750
     14,700 American Express Co                                        1,311,975
      2,300 Associates First Capital Corp                                163,588
        100 CCB Financial Corp                                            10,750
        200 Capital One Financial Corp                                    10,837
      2,500 Concord EFS Inc*                                              62,188
        200 Countrywide Credit Industries Inc                              8,575
      4,625 Fifth Third Bancorp                                          378,094
      4,000 Household International Inc                                  510,248
     17,812 MBNA Corp                                                    486,481
        700 Northern Trust Corp                                           48,825
      2,800 Norwest Corp                                                 108,150
        600 Paymentech Inc*                                                8,850
      2,700 Star Banc Corp                                               154,913
        300 State Street Boston Corp                                      17,456
      6,200 Synovus Financial Corp                                       203,050
        800 TCF Financial Corp                                            27,150
      1,500 The Money Store Inc                                           31,500
      1,300 Washington Mutual Inc                                         82,956
        100 Wilmington Trust Co                                            6,238
      1,800 Zions Bancorp                                                 81,675
                                                                      $3,729,249

ELECTRIC --- 0.2%
      5,906 AES Corp*                                                    275,367
        480 Texas Utilities Co                                            19,950
                                                                        $295,317

ELECTRONICS - HIGH TECH --- 19.3%
      2,200 AMP Inc                                                       92,400
        900 AVX Corp                                                      16,593
      4,600 Adaptec Inc*                                                 170,775
      3,000 Adobe Systems Inc                                            123,750
      2,900 Advanced Micro Devices Inc*                                   52,017
      3,200 American Power Conversion Corp*                               75,600
      6,600 Analog Devices Inc*                                          182,734
      3,675 Andrew Corp*                                                  88,200
     15,000 Applied Materials Inc*                                       451,825
      6,920 Ascend Communications Inc*                                   169,540
      4,100 Atmel Corp*                                                   76,104
        100 Avnet Inc                                                      6,600
      5,000 Boston Scientific Corp*                                      229,375
     41,200 Cisco Systems Inc*                                         2,296,900
      1,900 Coltec Industries Inc*                                        44,055
     26,650 Compaq Computer Corp                                       1,504,046
      1,700 Cypress Semiconductor Corp*                                   14,450
      3,300 DSC Communications Corp*                                      79,200
        600 DST Systems Inc*                                              25,612
        900 Dallas Semiconductor Corp                                     36,675
     11,200 Dell Computer Corp*                                          940,800
      1,700 Dentsply International Inc                                    51,850
      2,775 Diebold Inc                                                  140,484
      2,300 Eastman Kodak Co                                             139,868
     12,900 Electronic Data Systems Corp                                 566,787
      5,000 Emerson Electric Co                                          282,185
      3,100 FORE Systems Inc*                                             47,275
      1,833 Federal Signal Corp                                           39,639
      2,720 Gateway 2000 Inc*                                             88,740
    122,400 General Electric Co                                        8,981,100
        675 General Semiconductor Inc                                      7,804
     33,300 Hewlett-Packard Co                                         2,081,250
      4,100 Honeywell Inc                                                280,850
        620 Hubbell Inc Class B                                           30,573
     67,000 Intel Corp                                                 4,706,750
      4,000 International Game Technology                                101,000
        400 Jabil Circuit Inc*                                            15,900
      3,500 KLA-Tencor Corp*                                             135,188
      1,600 Komag Inc*                                                    23,800
      3,400 LCI International Inc*                                       104,550
      5,800 LSI Logic Corp*                                              114,550
      1,500 Lam Research Corp*                                            43,875
        900 Lattice Semiconductor Corp*                                   42,638
      2,700 Lexmark International Group Inc Class A*                     102,600
      3,100 Linear Technology Corp                                       178,638
        600 MSC Industrial Direct Company Inc Class A*                    25,200
      5,000 Maxim Integrated Products Inc*                               172,500
        400 Memc Electronic Materials Inc*                                 6,100
        800 Micron Electronics Inc*                                        7,300
      6,500 Micron Technology Inc*                                       169,000
      1,715 Molex Inc                                                     55,094
     22,800 Motorola Inc                                               1,301,014
        700 National Semiconductor Corp*                                  18,156
      2,125 Netscape Communications Corp*                                 51,797
      2,100 Networks Associates Inc*                                     111,038
      3,900 NextLevel Systems Inc*                                        69,713
      2,200 Novell Inc*                                                   16,500
      2,800 Pairgain Technologies Inc*                                    54,250
      1,800 Perkin-Elmer Corp                                            127,912
        300 Pittway Corp Class A                                          20,888
      1,000 Presstek Inc*                                                 25,750
      4,600 Quantum Corp*                                                 92,285
      2,400 SCI Systems Inc*                                             104,549
      2,400 Scientific-Atlanta Inc                                        40,200
     10,000 Seagate Technology Inc*                                      192,500
      1,300 Security Dynamics Technologies Inc*                           46,475
      1,400 Sensormatic Electronics Corp                                  23,012
      3,800 Silicon Graphics Inc*                                         47,261
        900 Sofamor Danek Group Inc*                                      58,556
      4,300 Solectron Corp*                                              178,717
      1,400 Steris Corp*                                                  67,550
      3,714 Sterling Commerce Inc*                                       142,755
     15,300 Sun Microsystems Inc*                                        610,088
      1,250 Symbol Technologies Inc                                       47,188
        150 Tektronix Inc                                                  5,953
        400 Teleflex Inc                                                  15,100
      6,600 Tellabs Inc*                                                 348,975
      3,400 Teradyne Inc*                                                108,800
     16,000 Texas Instruments Inc                                        720,000
      5,200 Thermo Electron Corp*                                        231,400
        712 Thermo Instrument Systems Inc*                                24,519
        240 Thomas & Betts Corp                                           11,340
      3,400 Unisys Corp*                                                  47,175
        900 VLSI Technology Inc*                                          21,263
      1,200 Varian Associates Inc                                         60,674
        609 Vishay Intertechnology Inc*                                   14,388
      1,400 Vitesse Semiconductor Corp*                                   52,850
      8,020 Xerox Corp                                                   591,972
      2,800 Xilinx Inc*                                                   98,174
        500 York International Corp                                       19,781
                                                                     $31,240,857

ENVIRONMENTAL SERVICES --- 0.2%
        700 Browning-Ferris Industries Inc                                25,900
      7,662 USA Waste Services Inc*                                      300,734
        400 Waste Management Inc                                          11,000
                                                                        $337,634

FINANCIAL SERVICES --- 0.0%
        400 ContiFinancial Corp*                                          10,075
                                                                         $10,075

GAS --- 0.2%
      3,900 Enron Corp                                                   162,092
      2,400 NGC Corp                                                      42,000
      1,400 Pogo Producing Co                                             41,300
        400 Seagull Energy Corp*                                           8,250
      1,500 Sonat Inc                                                     68,625
                                                                        $322,267

HOLDING & INVEST. OFFICES --- 1.0%
      6,600 Cognizant Corp                                               294,109
        500 Finova Group Inc                                              24,844
        300 Green Point Financial Corp                                    21,769
      5,600 Green Tree Financial Corp                                    146,647
      4,600 ITT Corp*                                                    381,225
      4,800 MGIC Investment Corp                                         319,200
        400 National Commerce Bancorp                                     14,100
        900 Provident Financial Group Inc                                 43,650
      2,200 SLM Holding Corp                                             306,075
        700 US Bancorp                                                    78,356
      1,900 US Industries Inc                                             57,238
                                                                      $1,687,213

INDEPENDENT POWER PROD --- 0.0%
      1,400 Calenergy Inc*                                                40,250
                                                                         $40,250

INDUSTRIAL SERVICES --- 9.0%
      3,600 Altera Corp*                                                 119,250
      4,100 America Online Inc*                                          365,667
        500 Arrow Electronics Inc*                                        16,219
      1,900 Autodesk Inc                                                  70,300
     12,000 Automatic Data Processing Inc                                736,500
      4,200 BMC Software Inc*                                            275,625
      8,500 Cadence Design Systems Inc*                                  208,250
      1,500 Cambridge Technology Partners Inc*                            62,438
      3,300 Ceridian Corp*                                               151,180
        530 Choisepoint Inc*                                              25,308
      2,500 Cintas Corp                                                   97,500
     17,025 Computer Associates International Inc                        900,197
      3,016 Computer Sciences Corp*                                      251,836
      6,000 Compuware Corp*                                              192,000
      3,400 Corrections Corporation of America*                          126,011
      2,900 Deluxe Corp                                                  100,050
      2,400 Electronic Arts Inc*                                          90,749
      6,100 Equifax Inc                                                  216,166
     16,070 First Data Corp                                              470,048
      2,100 Fiserv Inc*                                                  103,163
        800 Fluor Corp                                                    29,900
        400 Foster Wheeler Corp                                           10,825
      1,700 Gtech Holdings Corp*                                          54,293
      8,100 HBO & Co                                                     388,800
      2,500 Ikon Office Solutions Inc                                     70,313
      3,300 Informix Corp*                                                15,675
      5,200 Interpublic Group of Companies Inc                           259,022
      1,600 Intuit Inc*                                                   66,000
      3,100 Keane Inc*                                                   125,938
     26,253 Lucent Technologies Inc                                    2,096,958
      3,200 Manpower Inc                                                 112,800
     30,400 Microsoft Corp*                                            3,929,200
      1,100 National Data Corp                                            39,738
        800 Olsten Corp                                                   12,000
      6,600 Omnicom Group Inc                                            279,675
     31,050 Oracle Systems Corp*                                         692,788
      5,200 Parametric Technology Corp*                                  246,350
      3,637 Paychex Inc                                                  184,123
      6,200 Peoplesoft Inc*                                              241,800
      4,200 Pitney Bowes Inc                                             377,735
      2,100 Quintiles Transnational Corp*                                 80,325
      2,500 Reynolds & Reynolds Co Class A                                46,093
      3,700 Robert Half International Inc*                               148,000
      1,000 Shared Medical Systems Corp                                   66,000
        600 Sterling Software Inc*                                        24,600
      3,200 Sungard Data System Inc*                                      99,200
      2,900 Sybase Inc*                                                   38,605
      2,000 Synopsys Inc*                                                 71,500
        600 TeleTech Holdings Inc*                                         6,825
      1,008 Total System Services Inc                                     24,948
        200 TransTexas Gas Corp*                                           2,962
      1,000 Transaction Systems Inc Class A*                              38,000
        660 Wallace Computer Services Inc                                 25,658
        900 Western Atlas Inc                                             66,600
                                                                     $14,551,706

INSURANCE --- 1.8%
      1,200 20th Century Industries                                       31,200
      1,774 Aetna Inc                                                    125,177
      4,250 Aflac Inc                                                    217,281
        200 American Bankers Insurance Group Inc                           9,187
      5,200 American International Group Inc                             565,500
      2,900 Conseco Inc                                                  131,767
      2,700 Erie Indemnity Co Class A                                     79,650
        500 Everest Reinsurance Holdings Inc                              20,625
      2,100 Marsh & McLennan Companies Inc                               156,580
        100 Mercury General Corp                                           5,525
      3,200 Oxford Health Plans Inc*                                      49,798
      1,700 Progressive Corp                                             203,788
        100 Protective Life Corp                                           5,975
        246 Provident Companies Inc                                        9,502
        100 Reliance Group Holdings Inc                                    1,413
      8,050 SunAmerica Inc                                               344,138
        200 The PMI Group Inc                                             14,462
     13,249 Travelers Group Inc                                          713,790
      2,700 Unum Corp                                                    146,813
                                                                      $2,832,171

MFTG - CONSUMER PRODS. --- 16.0%
      6,600 Anheuser-Busch Companies Inc                                 290,400
      5,100 Avon Products Inc                                            313,013
      1,800 Bed Bath & Beyond Inc*                                        69,300
        400 Brown-Forman Corp Class B                                     22,100
        700 Brunswick Corp                                                21,218
      4,600 CPC International Inc                                        496,800
      9,800 Campbell Soup Co                                             569,625
        400 Central Newspapers Inc                                        29,575
     92,300 Coca-Cola Co                                               6,149,488
      8,700 Coca-Cola Enterprises Inc                                    309,389
     12,100 Colgate-Palmolive Co                                         889,350
      3,800 CompUSA Inc*                                                 117,800
     19,600 ConAgra Inc                                                  643,115
      4,200 Dial Corp                                                     87,410
      1,800 Dura Pharmaceuticals Inc*                                     82,575
      2,400 Flowers Industries Inc                                        49,349
        600 Fruit of the Loom Inc Class A*                                15,375
      1,900 Gartner Group Inc Class A*                                    70,775
      4,600 General Mills Inc                                            329,475
     22,883 Gillette Co                                                2,298,300
      5,050 HJ Heinz Co                                                  256,601
      1,100 HON Industries Inc                                            64,900
      1,800 Harcourt General Inc                                          98,550
        800 Harte-Hanks Communications Inc                                29,700
        300 Hasbro Inc                                                     9,450
      1,900 Herman Miller Inc                                            103,668
      2,500 Hershey Foods Corp                                           154,843
      2,000 Hillenbrand Industries Inc                                   102,374
        200 Hollinger International Inc                                    2,800
      1,600 International Flavors & Fragrances Inc                        82,400
      1,700 Interstate Bakeries Co                                        63,538
      1,400 Jones Apparel Group Inc*                                      60,200
      6,000 Kellogg Co                                                   297,750
        200 Knight-Ridder Inc                                             10,400
        733 Lancaster Colony Corp                                         41,323
      1,000 Lee Enterprises Inc                                           29,562
      3,700 Leggett & Platt Inc                                          154,938
      1,300 Liz Claiborne Inc                                             54,356
      4,900 Masco Corp                                                   249,288
     11,883 Mattel Inc                                                   442,642
        400 McCormick & Company Inc (nonvtg)                              11,200
        900 McGraw-Hill Companies Inc                                     66,600
      1,700 Meredith Corp                                                 60,668
        700 Nabisco Holdings Corp Class A                                 33,906
        800 New York Times Co Class A                                     52,900
      6,500 Newell Co                                                    276,250
      1,000 Nine West Group Inc*                                          25,937
     62,600 Pepsico Inc                                                2,280,956
     99,200 Philip Morris Companies Inc                                4,494,950
      3,400 Pioneer Hi-Bred International Inc                            364,650
      5,300 Primedia Inc*                                                 66,913
      1,000 Quaker Oats Co                                                52,750
        200 RR Donnelley & Sons Co                                         7,450
      4,000 Ralston-Ralston Purina Group                                 371,748
      1,000 Readers Digest Association Inc Class A                        23,625
      5,300 Rubbermaid Inc                                               132,500
     11,700 Sara Lee Corp                                                658,850
        500 Shaw Industries Inc                                            5,813
      3,200 Starbucks Corp*                                              122,800
      3,100 The Times Mirror Co Class A                                  190,650
      1,200 Tiffany & Co                                                  43,274
      3,825 Time Warner Inc                                              237,150
        300 Tootsie Roll Industries Inc                                   18,750
      3,400 Tribune Co                                                   211,650
      2,100 Tupperware Corp                                               58,538
        800 Tyson Foods Inc Class A                                       16,400
      6,900 UST Inc                                                      254,865
      2,100 Unifi Inc                                                     85,443
        800 Valassis Communications Inc*                                  29,600
        400 Viad Corp                                                      7,725
      2,100 Warnaco Group Inc Class A                                     65,888
        800 Westpoint Stevens Inc*                                        37,800
      4,200 Wm Wrigley Jr Co                                             334,160
      1,500 Wolverine World Wide Inc                                      33,938
                                                                     $25,900,012

MFTG - INDUSTRIAL PRODS --- 13.1%
     14,130 3Com Corp*                                                   493,660
     29,800 Abbott Laboratories                                        1,953,748
        300 Air Products & Chemicals Inc                                  24,675
      2,300 Airgas Inc*                                                   32,200
      4,917 Allegheny Teledyne Inc                                       127,227
      3,300 Alza Corp                                                    104,980
     26,600 American Home Products Corp                                2,034,900
      3,000 American Standard Companies Inc*                             114,936
        100 Armstrong World Industries Inc                                 7,475
      8,635 Bay Networks Inc*                                            220,728
      1,800 Bemis Company Inc                                             79,312
        300 Betz Laboratories Inc                                         18,319
      1,250 Blyth Industries Inc*                                         37,421
        700 Cabot Corp                                                    19,338
      3,000 Callaway Golf Co                                              85,686
      1,100 Camco International Inc                                       70,056
      2,800 Centocor Inc*                                                 93,100
      7,100 Chiron Corp*                                                 120,700
      2,800 Clorox Co                                                    221,374
      9,400 Corning Inc                                                  348,975
      1,300 Crane Co                                                      56,388
      2,800 Crompton & Knowles Corp                                       74,200
      1,200 Crown Cork & Seal Company Inc                                 60,150
      1,800 Cytec Industries Inc*                                         84,487
      1,300 Danaher Corp                                                  82,063
      1,400 Dover Corp                                                    50,575
      6,600 EI DuPont De Nemours & Co                                    396,409
     20,200 EMC Corp*                                                    554,227
      2,300 Ecolab Inc                                                   127,505
      2,100 Electronics for Imaging Inc*                                  34,913
      4,000 Engelhard Corp                                                69,500
      1,800 Ethyl Corp                                                    13,837
      2,325 Fort James Corp                                               88,931
      6,100 Guidant Corp                                                 379,725
        230 Harnischfeger Industries Inc                                   8,122
        200 Harsco Corp                                                    8,625
      4,100 Hercules Inc                                                 205,254
      1,100 Illinois Tool Works Inc                                       66,138
        700 Immunex Corp*                                                 37,800
      9,400 Iomega Corp*                                                 116,908
     20,960 Kimberly-Clark Corp                                        1,033,580
      1,600 Lear Corp*                                                    76,000
        100 Lyondell Petrochemical Co                                      2,650
        500 Meritor Automotive Inc                                        10,531
      2,600 Microchip Technology Inc*                                     78,000
      1,800 Millipore Corp                                                61,087
      8,500 Minnesota Mining & Manufacturing Co                          697,527
     24,200 Monsanto Co                                                1,016,400
        900 Morton International Inc                                      30,938
      4,300 Mylan Laboratories Inc                                        90,029
      1,400 Novellus Systems Inc*                                         45,237
      2,900 Nucor Corp                                                   140,105
      4,000 Owens-Illinois Inc*                                          151,748
        600 PPG Industries Inc                                            34,275
      5,200 Pall Corp                                                    107,572
     52,900 Pfizer Inc                                                 3,944,330
      6,500 Praxair Inc                                                  292,500
      1,000 Precision Castparts Corp                                      60,312
      1,000 RP Scherer Corp*                                              61,000
      1,156 RPM Inc                                                       17,629
      3,500 Raychem Corp                                                 150,717
     30,000 Schering-Plough Corp                                       1,863,750
      1,600 Sealed Air Corp*                                              98,800
      1,400 Sherwin-Williams Co                                           38,850
      1,200 Sigma Aldrich Corp                                            47,700
        300 Snap-On Inc                                                   13,088
      1,960 Solutia Inc                                                   52,307
        950 Sonoco Products Co                                            32,953
        600 The BF Goodrich Co                                            24,862
        800 The Stanley Works                                             37,750
      1,400 UCAR International Inc*                                       55,912
      1,000 USG Corp*                                                     49,000
      3,000 United States Filter Co*                                      89,811
      1,100 Unova Inc*                                                    18,081
      1,600 Valspar Corp                                                  51,000
      3,000 WR Grace & Co                                                241,311
     11,100 Warner-Lambert Co                                          1,376,400
      3,600 Watson Pharmaceuticals Inc*                                  116,773
      3,800 Western Digital Corp*                                         61,036
        800 Witco Corp                                                    32,650
      1,400 Worthington Industries Inc                                    23,100
                                                                     $21,151,868

MINING --- 0.2%
      1,000 Battle Mountain Gold Co                                        5,875
      7,100 Freeport-McMoran Copper & Gold Inc Class B                   111,825
        500 Newmont Gold Co                                               14,906
      6,416 Newmont Mining Corp                                          188,470
        300 Southern Peru Copper Corp                                      4,013
                                                                        $325,089

OIL & GAS --- 2.1%
      2,300 Anadarko Petroleum Corp                                      139,580
        500 Apache Corp                                                   17,531
        900 BJ Services Company USA*                                      64,743
      6,100 Baker Hughes Inc                                             266,113
      1,415 Burlington Resources Inc                                      63,409
      1,900 Cooper Cameron Corp*                                         115,900
      2,800 Diamond Offshore Drilling Inc                                134,750
      3,000 Dresser Industries Inc                                       125,811
      1,000 EVI Inc*                                                      51,750
      1,200 Enron Oil & Gas Co                                            25,424
      5,800 Ensco International Inc                                      194,300
      3,300 Falcon Drilling Company Inc*                                 115,705
      5,900 Global Marine Inc*                                           144,550
     10,500 Halliburton Co                                               545,339
      4,100 Nabors Industries Inc*                                       128,892
      1,000 Noble Affiliates Inc                                          35,250
      4,500 Noble Drilling Corp*                                         137,813
        400 Pennzoil Co                                                   26,725
        800 Pioneer Natural Resources Co                                  23,150
      2,900 Reading & Bates Corp*                                        121,438
      3,100 Rowan Companies Inc*                                          94,550
      1,600 Smith International Inc*                                      98,200
      5,700 Tosco Corp                                                   215,528
      2,250 Transocean Offshore Inc                                      108,421
      7,300 Union Pacific Resources Group Inc                            177,025
      2,400 Union Texas Petroleum Holdings Inc                            49,949
      1,200 United Meridian Corp*                                         33,750
      2,200 UnoCal Corp                                                   85,386
        800 Valero Energy Corp                                            25,150
        700 Vastar Resources Inc                                          25,025
      1,000 Weatherford Enterra Inc*                                      43,750
                                                                      $3,434,907

OTHER TRANS. SERVICES --- 0.1%
        500 Federal Express Corp*                                         30,531
      2,200 Tidewater Inc                                                121,275
                                                                        $151,806

RAILROADS --- 0.1%
        600 Illinois Central Corp Class A                                 20,437
      1,700 Kansas City Southern Industries Inc                           53,975
      2,100 Wisconsin Central Transportation Corp*                        49,088
                                                                        $123,500

REAL ESTATE --- 0.2%
      2,600 Catellus Development Corp*                                    52,000
      2,500 The Rouse Co                                                  81,875
      2,700 Vornado Realty Trust                                         126,730
        100 Westfield America Inc                                          1,700
                                                                        $262,305

RETAIL TRADE --- 6.7%
      3,600 Albertson's Inc                                              170,550
        598 Autoliv Inc                                                   19,585
      6,200 Autozone Inc*                                                179,800
      1,700 Barnes & Noble Inc*                                           56,738
        400 Boise Cascade Office Products Corp*                            5,975
      2,900 Borders Group Inc*                                            90,805
      1,000 Boston Chicken Inc*                                            6,437
      4,000 Circuit City Stores Inc                                      142,248
      3,493 Consolidated Stores Corp*                                    153,472
      4,300 Corporate Express Inc*                                        55,363
      2,200 Cracker Barrel Old Country Stores Inc                         73,425
      2,700 Dayton Hudson Corp                                           182,250
      3,393 Dollar General Corp                                          122,996
      1,100 Dollar Tree Stores Inc*                                       45,513
      2,250 Family Dollar Stores Inc                                      65,952
      1,100 Fastenal Co                                                   42,075
      2,400 Federated Department Stores Inc*                             103,349
        800 Fred Meyer Inc*                                               29,100
     12,600 Gap Inc                                                      446,506
      3,800 General Nutrition Companies Inc*                             129,200
        300 Hannaford Brothers Co                                         13,031
     29,900 Home Depot Inc                                             1,760,363
      1,700 Intimate Brands Inc Class A                                   40,905
      2,700 Kohls Corp*                                                  183,938
      8,200 Kroger Co*                                                   302,883
      1,700 Limited Inc                                                   43,350
      5,500 Lowe's Companies Inc                                         262,279
     25,900 McDonald's Corp                                            1,236,725
        800 Neiman Marcus Group Inc*                                      24,200
        100 Nordstrom Inc                                                  6,038
      3,750 Office Depot Inc*                                             89,764
      2,450 Officemax Inc*                                                34,913
      1,800 Outback Steakhouse Inc*                                       51,750
      1,000 Owens Corning                                                 34,125
      1,500 Pep Boys - Manny Moe & Jack                                   35,813
      4,700 Petsmart Inc*                                                 34,075
      1,100 Planet Hollywood International Inc*                           14,575
      3,200 Rite Aid Corp                                                187,798
      2,000 Ross Stores Inc                                               72,750
      9,627 Safeway Inc*                                                 608,908
      2,200 Saks Holdings Inc*                                            45,511
      9,400 Sears Roebuck & Co                                           425,350
      2,400 Southland Corp*                                                5,100
      6,725 Staples Inc*                                                 186,619
      6,800 TJX Companies Inc                                            233,750
      2,000 Tandy Corp                                                    77,124
      3,930 Tricon Global Restaurants*                                   114,214
      3,400 Viking Office Products Inc*                                   74,161
     46,000 Wal-Mart Stores Inc                                        1,814,102
     20,400 Walgreen Co                                                  640,050
      2,200 Wendy's International Inc                                     52,936
        500 Winn-Dixie Stores Inc                                         21,844
      2,400 Woolworth Corp*                                               48,900
                                                                     $10,899,183

SECURITIES & COMMODITIES --- 0.5%
      7,400 Charles Schwab & Company Inc                                 310,334
      3,350 Franklin Resources Inc                                       291,239
        300 Lehman Brothers Holdings Inc                                  15,300
      1,000 Morgan Stanley Group                                          59,125
      1,900 T Rowe Price & Associates Inc                                119,463
      2,600 United Asset Management Corp                                  63,536
                                                                        $858,997

TELEPHONE --- 0.8%
      5,400 ADC Telecommunications Inc*                                  225,450
      1,300 Ameritech Corp                                               104,650
        400 Century Telephone Enterprises Inc                             19,925
      5,600 Cincinnati Bell Inc                                          173,600
      6,000 GTE Corp                                                     313,500
      5,900 SBC Communications Inc                                       432,175
        100 Southern New England Telecommunications Corp                   5,031
                                                                      $1,274,331

TRANSPORTATION --- 0.0%
        100 CNF Transportation Inc                                         3,838
                                                                          $3,838

TRANSPORTATION EQUIPMENT --- 1.9%
     19,500 Allied-Signal Inc                                            759,272
        100 Borg-Warner Automotive Inc                                     5,200
        100 Echlin Inc                                                     3,619
      6,200 Harley-Davidson Inc                                          169,725
      1,650 Sundstrand Corp                                               83,119
        400 Textron Inc                                                   25,000
     27,800 The Boeing Co                                              1,360,449
      8,200 United Technologies Corp                                     597,058
                                                                      $3,003,442

U.S. GOVERNMENTS --- 0.6%
     23,200 Federal Home Loan Mortgage Corp                              972,938
                                                                        $972,938

WHOLESALE TRADE - INDL --- 0.1%
        400 Jefferson Smurfit Corp*                                        5,650
        500 McKesson Corp                                                 54,094
      2,000 Sybron International Corp*                                    93,874
                                                                        $153,618

WHOLESALE TRADE -CONSUMER --- 3.8%
      4,300 Avery Dennison Corp                                          192,425
        925 Bergen Brunswig Corp Class A                                  38,966
      4,513 Cardinal Health Inc                                          339,039
      7,500 Costco Companies Inc*                                        334,688
      1,400 Estee Lauder Companies Class A                                72,012
      1,700 Ingram Micro Inc*                                             49,513
      5,200 Nike Inc Class B                                             204,100
     55,400 Procter & Gamble Co                                        4,421,585
        900 Reebok International Ltd*                                     25,931
      2,400 Sunbeam-Oster Co                                             101,100
      7,000 Sysco Corp                                                   318,934
      1,400 Tech Data Corp*                                               54,425
                                                                      $6,152,718

TOTAL COMMON STOCK --- 100.0%                                       $161,735,308
(Cost $124,805,395)

TOTAL GROWTH INDEX PORTFOLIO --- 100.0%                             $161,735,308
(Cost $124,805,395)


The Maxim Series Fund

INVESCO Balanced Portfolio

BONDS

AGENCY --- 6.7%
  1,400,042 Federal Home Loan Mortgage Corp                            1,403,976
            Pool #E66283
            6.500% February 1, 2012
  1,940,749 Federal Home Loan Mortgage Corp                            1,946,202
            Gold Pool #E00501
            6.500% July 1, 2012
  4,907,610 Federal Home Loan Mortgage Corp                            4,915,266
            6.500% November 1, 2012
                                                                      $8,265,444

COMMUNICATIONS --- 1.7%
  1,000,000 Time Warner Entertainment LP                               1,034,080
            Notes
            7.250% September 1, 2008
  1,000,000 Worldcom Inc                                               1,075,920
            8.875% January 15, 2006
                                                                      $2,110,000

CONSUMER SERVICES --- 1.5%
    845,000 FHP International Corp                                       851,092
            Debentures
            7.000% September 15, 2003
  1,100,000 McKesson Corp                                                979,000
            Convertible Notes
            4.500% March 1, 2004
                                                                      $1,830,092

ELECTRIC --- 10.2%
    250,000 Boston Edison Co                                             253,387
            Debentures
            7.800% March 15, 2023
    500,000 Boston Edison Co                                             543,750
            Debentures
            7.800% May 15, 2010
    500,000 Carolina Power & Light Co                                    615,080
            Debentures
            8.625% September 15, 2021
    500,000 Carolina Power & Light Co                                    485,265
            Debentures
            6.875% August 15, 2023
    300,000 DQU II Funding Corp                                          341,256
            Debentures
            8.700% June 1, 2016
  1,000,000 Jersey Central Power & Light                               1,012,260
            Debentures
            7.500% May 1, 2023
    500,000 Metropolitan Edison Co                                       585,625
            8.150% January 30, 2023
  1,600,000 New York State Electric & Gas Corp                         1,716,768
            8.300% December 15, 2022
  1,250,000 Pacific Gas & Electric Co                                  1,567,738
            Debentures
            8.800% May 1, 2024
    381,000 Pacific Gas & Electric Co                                    399,398
            Callable Bond
            8.000% October 1, 2025
    500,000 Pacific Gas & Electric Co                                    549,375
            Callable Bond
            8.250% November 1, 2022
    250,000 Pennsylvania Power & Light Co                                259,750
            First Mortgage
            7.875% February 1, 2023
    200,000 Philadelphia Electric Co                                     195,898
            1st Ref Mortgage
            7.250% November 1, 2024
    150,000 Philadelphia Electric Co                                     159,323
            First Ref Mortgage
            8.750% April 1, 2022
    500,000 Potomac Electric Power Co                                    501,980
            Bond
            6.250% October 15, 2007
    250,000 Public Service Company of Indiana                            252,900
            Debentures
            6.350% November 15, 2006
  2,000,000 Public Service Electric & Gas Co                           2,039,420
            7.500% March 1, 2023
    250,000 South Carolina Electric & Gas                                273,250
            Bonds
            8.875% August 15, 2021
    750,000 Utilicorp United Inc                                         839,948
            Debentures
            9.000% November 15, 2021
                                                                     $12,592,371

ELECTRONICS - HIGH TECH --- 0.4%
    500,000 International Business Machines Corp                         504,170
            6.220% August 21, 2027
                                                                        $504,170

FINANCIAL SERVICES --- 0.4%
    500,000 Spieker Properties                                           503,825
            Callable Bond
            7.350% December 1, 2017
                                                                        $503,825

INSURANCE --- 0.9%
    985,000 Equitable Companies Inc                                    1,117,059
            9.000% December 15, 2004
                                                                      $1,117,059

MFTG - INDUSTRIAL PRODS --- 1.3%
    500,000 Quno Corp                                                    551,250
            Debentures
            9.125% May 15, 2005
  1,000,000 Seacor Smit Inc#                                           1,020,940
            7.200% September 15, 2009
                                                                      $1,572,190

OIL & GAS --- 0.7%
    205,000 Atlantic Richfield Co                                        259,618
            Debentures
            10.875% July 15, 2005
    500,000 Sun Company Inc                                              582,925
            Debentures
            9.375% June 1, 2016
                                                                        $842,543

SECURITIES & COMMODITIES --- 0.2%
    250,000 Lehman Brothers Holdings Inc                                 292,388
            Senior Notes
            8.800% March 1, 2015
                                                                        $292,388

TELEPHONE --- 0.8%
  1,000,000 Frontier Corp                                              1,040,890
            Callable Bond
            7.250% May 15, 2004
                                                                      $1,040,890

U.S. GOVERNMENTS --- 9.6%
 10,000,000 United States of America                                  10,292,200
            Treasury Notes
            6.500% May 31, 2002
  1,500,000 United States of America                                   1,570,545
            Treasury Notes
            6.500% October 15, 2006
                                                                     $11,862,745

TOTAL BONDS --- 34.5%                                                $42,533,717
(Cost $41,900,252)

COMMON STOCK

COMMUNICATIONS --- 3.6%
     24,000 Brooks Fiber Properties*                                   1,320,000
     46,900 General Cable Corp                                         1,697,170
     26,900 Teleport Communications Group Inc*                         1,476,138
                                                                      $4,493,308

CONSUMER SERVICES --- 10.1%
     22,200 America Online Inc*                                        1,979,951
     20,300 Bristol-Myers Squibb Co                                    1,920,887
     39,100 Hilton Hotels Corp                                         1,163,225
     17,600 Merck & Company Inc                                        1,870,000
      1,500 Novartis                                                   2,434,431
     35,500 Smithkline Beecham PLC                                     1,826,014
     37,000 Tenet Healthcare Corp*                                     1,225,625
                                                                     $12,420,133

CREDIT INSTITUTIONS --- 7.3%
     27,400 Bank of New York Company Inc                               1,584,049
     19,500 Beneficial Corp                                            1,620,937
     11,400 Citicorp                                                   1,441,382
     18,900 Fleet Financial Group Inc                                  1,416,309
     19,100 HF Ahmanson & Co                                           1,278,497
     61,800 MBNA Corp                                                  1,687,882
                                                                      $9,029,056

ELECTRIC --- 2.6%
    109,500 Endesa SA*                                                 1,991,476
     40,000 Unicom Corp                                                1,230,000
                                                                      $3,221,476

ELECTRONICS - HIGH TECH --- 4.5%
     11,700 Cisco Systems Inc*                                           652,275
     25,300 General Electric Co                                        1,856,387
     19,500 International Business Machines Corp                       2,038,959
     13,800 Xerox Corp                                                 1,018,606
                                                                      $5,566,227

INDUSTRIAL SERVICES --- 1.2%
     58,600 AC Nielsen Corp*                                           1,428,375
                                                                      $1,428,375

MFTG - CONSUMER PRODS. --- 8.0%
     43,600 Anheuser-Busch Companies Inc                               1,918,400
     21,000 Colgate-Palmolive Co                                       1,543,500
     52,300 CompUSA Inc*                                               1,621,300
     18,000 Gillette Co                                                1,807,866
     29,300 Kellogg Co                                                 1,454,012
     17,000 Ralston-Ralston Purina Group                               1,579,929
                                                                      $9,925,007

MFTG - INDUSTRIAL PRODS --- 4.5%
     20,100 CTB International Corp*                                      286,425
     30,000 Kennametal Inc                                             1,554,360
     50,000 Owens-Illinois Inc*                                        1,896,850
     11,700 WR Grace & Co                                                941,113
      7,200 Warner-Lambert Co                                            892,800
                                                                      $5,571,548

OIL & GAS --- 6.6%
     34,600 Baker Hughes Inc                                           1,509,425
     18,500 Coastal Corp                                               1,145,834
     80,600 EEX Corp*                                                    730,397
     31,300 Exxon Corp                                                 1,915,153
     31,300 Phillips Petroleum Co                                      1,521,963
     49,100 United Meridian Corp*                                      1,380,938
                                                                      $8,203,710

REAL ESTATE --- 0.8%
     28,900 Boston Properties Inc                                        955,492
                                                                        $955,492

RETAIL TRADE --- 7.7%
     27,400 Dayton Hudson Corp                                         1,849,500
     43,975 Dollar General Corp                                        1,594,094
     35,200 Federated Department Stores Inc*                           1,515,782
     86,400 Tandy Corp                                                 3,331,757
     27,900 Williams-Sonoma Inc*                                       1,168,313
                                                                      $9,459,446

TELEPHONE --- 1.7%
     40,000 GTE Corp                                                   2,090,000
                                                                      $2,090,000

TRANSPORTATION EQUIPMENT --- 0.4%
      4,000 Northrop Grumman Corp                                        460,000
                                                                        $460,000

WHOLESALE TRADE -CONSUMER --- 2.5%
     23,400 Procter & Gamble Co                                        1,867,601
     62,375 Tasty Baking Co                                            1,204,586
                                                                      $3,072,187

TOTAL COMMON STOCK --- 61.5%                                         $75,895,965
(Cost $71,913,515)

SHORT-TERM INVESTMENTS

CREDIT INSTITUTIONS --- 3.2%
  4,000,000 Ford Motor Credit Co                                       3,991,444
                                                                      $3,991,444

ELECTRONICS - HIGH TECH --- 0.8%
  1,000,000 General Electric Co                                          997,772
                                                                        $997,772

TOTAL SHORT-TERM INVESTMENTS --- 4.0%                                 $4,989,216
(Cost $4,989,216)

TOTAL INVESCO BALANCED PORTFOLIO --- 100.0%                         $123,418,898
(Cost $118,802,983)


The Maxim Series Fund

INVESCO Small-Cap Growth Portfolio

COMMON STOCK

AIR --- 1.0%
     24,000 Eagle USA Airfreight Inc                                     684,000
                                                                        $684,000

COMMUNICATIONS --- 4.6%
      7,300 CIENA Corp*                                                  446,212
     16,000 ESAT Telecom Group Plc*                                      214,992
     14,000 Geotel Communications Corp*                                  218,750
     30,000 ICG Communications Inc*                                      817,500
     40,000 Microcell Telecommunications*                                270,000
     20,000 Premisys Communications Inc*                                 522,500
     37,000 Simulation Sciences Inc*                                     592,000
                                                                      $3,081,954

CONSUMER SERVICES --- 13.4%
     21,900 AHL Services Inc*                                            539,288
      4,550 Algos Pharmaceuticals Corp*                                  136,500
     23,000 American Italian Pasta Co*                                   575,000
     35,000 Ameripath Inc*                                               595,000
     11,000 Bally Total Fitness*                                         240,625
     32,000 Boron Lepore & Associates*                                   880,000
     40,000 Capital Senior Living Corp*                                  417,480
     22,000 Coventry Corp*                                               335,500
     30,000 Enamelon Inc*                                                386,250
      8,000 Healthcare Financial Partners Inc*                           284,000
     29,400 Interim Services Inc*                                        760,725
     21,900 NCS HealthCare Inc Class A*                                  577,613
     27,500 Petersen Companies Inc*                                      632,500
     45,000 Philip Services Corp*                                        646,875
     21,000 Prime Hospitality Corp*                                      427,875
     42,000 TMP Worldwide Inc*                                           966,000
     56,600 Warrantech Corp*                                             551,850
                                                                      $8,953,081

CREDIT INSTITUTIONS --- 1.5%
     21,000 Concord EFS Inc*                                             522,375
     12,200 FirstFed Financial Corp*                                     472,750
                                                                        $995,125

ELECTRONICS - HIGH TECH --- 22.3%
     23,600 ADAC Laboratories*                                           466,100
     10,000 ATL Ultrasound Inc*                                          460,000
     15,000 Advantage Learning Systems Inc*                              320,625
     34,000 Aehr Test Systems*                                           272,000
     29,000 Altron Inc*                                                  384,250
     14,950 Anadigics Inc*                                               450,369
     10,000 Applied Micro Circuits Corp*                                 123,750
     19,300 Aspect Telecommunications Corp*                              402,887
      9,000 Aspen Technology Inc*                                        308,250
      4,900 CBT Group PLC Sponsored ADR*                                 402,412
     38,300 Cerprobe Corp*                                               665,462
      9,000 DuPont Photomasks Inc*                                       313,875
     10,000 Flexinternational Software*                                  155,000
     18,000 Flextronics International Ltd*                               621,000
     18,300 Gilat Satellite Networks Ltd*                                523,838
     35,000 HMT Technology Corp*                                         455,000
     19,000 Harbinger Corp*                                              534,375
     25,000 IDT Corp*                                                    506,250
      3,800 Lattice Semiconductor Corp*                                  180,025
     15,000 Nice Systems Ltd Sponsored ADR*                              630,000
     35,000 P-Com Inc*                                                   603,750
     31,000 Peerless Systems Corp*                                       399,125
     30,000 Peregrine Systems Inc*                                       401,250
     16,000 Qlogic Corp*                                                 472,000
     20,000 Safeguard Scientifics Inc*                                   627,500
     32,000 Sandisk Corp*                                                649,984
     12,500 Saville Systems Ireland PLC ADR*                             518,750
      6,000 Simak Techniek NV                                            698,604
     15,000 Sipex Corp*                                                  453,750
     23,800 Unitrode Corp*                                               511,700
     18,000 VLSI Technology Inc*                                         425,250
      8,275 Wind River Systems*                                          328,410
     17,000 Xilinx Inc*                                                  596,054
                                                                     $14,861,595

ENVIRONMENTAL SERVICES --- 2.0%
     30,000 Allied Waste Industries Inc*                                 699,360
     30,000 Tetra Technologies Inc*                                      631,860
                                                                      $1,331,220

HOLDING & INVEST. OFFICES --- 0.6%
     25,000 Criimi Mae Inc                                               375,000
                                                                        $375,000

INDUSTRIAL SERVICES --- 6.8%
     20,000 AC Nielsen Corp*                                             487,500
     30,000 Alternative Resources Corp*                                  691,860
     15,000 Corrections Corporation of America*                          555,930
      7,500 Global DirectMail Corp*                                      129,840
     17,200 Intelligroup Inc*                                            328,950
     16,650 NCO Group Inc*                                               428,737
      7,500 Primark Corp*                                                305,153
     11,000 Snyder Communications Inc*                                   401,500
     18,000 The Registry Inc*                                            825,750
     24,200 Willbros Group Inc*                                          363,000
                                                                      $4,518,220

INSURANCE --- 3.4%
     25,300 HCC Insurance Holdings Inc                                   537,625
     12,000 Liberty Corp                                                 561,000
     10,600 Mercury General Corp                                         585,650
     12,000 Orion Capital Corp                                           557,244
                                                                      $2,241,519

MFTG - CONSUMER PRODS. --- 4.4%
     11,100 Analytical Surveys Inc*                                      380,175
     30,000 Helen of Troy Ltd*                                           483,750
     11,700 Innovative Valve Tech Inc*                                   236,925
     62,000 Playtex Products Inc*                                        635,500
     25,000 Quicksilver Inc*                                             715,625
     40,000 Weider Nutrition International Inc                           497,480
                                                                      $2,949,455

MFTG - INDUSTRIAL PRODS --- 3.3%
      9,000 Beringer Wine Estates Holdings Inc*                          342,000
     20,000 General Scanning Inc*                                        345,000
     20,000 Omniquip International Inc                                   398,740
     10,400 Robbins & Myers Inc                                          412,100
     21,600 Watson Pharmaceuticals Inc*                                  700,639
                                                                      $2,198,479

MINING --- 0.8%
     40,000 Petsec Energy Limited*                                       550,000
                                                                        $550,000

OIL & GAS --- 5.8%
     65,000 EEX Corp*                                                    589,030
     30,500 Key Energy Group Inc*                                        661,453
     27,600 Newfield Exploration Co*                                     643,411
     15,000 Patterson Energy Inc*                                        580,305
     20,400 Precision Drilling Corp*                                     497,250
     12,400 Rowan Companies Inc*                                         378,200
     20,000 UTI Energy Corp*                                             517,500
                                                                      $3,867,149

OTHER TRANS. SERVICES --- 2.5%
     36,000 Brightpoint Inc*                                             499,500
     23,000 Remec Inc*                                                   517,500
     27,100 Simon Transportation Services Inc*                           650,400
                                                                      $1,667,400

REAL ESTATE --- 2.4%
     21,000 Amresco Inc*                                                 635,250
     10,000 Felcor Suite Hotels Inc                                      355,000
     36,500 Intrawest Corp                                               634,187
                                                                      $1,624,437

RETAIL TRADE --- 7.4%
     25,000 DM Management Co*                                            390,625
     30,000 O'Reilly Automotive Inc*                                     787,500
     27,800 Proffitts Inc*                                               790,549
     32,000 Schlotzskys Inc*                                             468,000
     18,000 Showbiz Pizza Time Inc*                                      414,000
     15,300 Stage Stores Inc*                                            571,838
     11,200 The Men's Wearhouse Inc*                                     389,200
     30,000 US Office Products Co*                                       588,750
     10,000 Whole Foods Market Inc*                                      511,250
                                                                      $4,911,712

WHOLESALE TRADE -CONSUMER --- 1.8%
     20,000 Central Garden & Pet Co*                                     525,000
     42,000 Graham-Field Health Products Inc*                            700,854
                                                                      $1,225,854

TOTAL COMMON STOCK --- 84.0%                                         $56,036,200
(Cost $53,353,785)

SHORT-TERM INVESTMENTS

CREDIT INSTITUTIONS --- 6.9%
  2,300,000 American Express Co                                        2,295,400
  2,300,000 Ford Motor Credit Co                                       2,295,256
                                                                      $4,590,656

ELECTRONICS - HIGH TECH --- 2.4%
  1,600,000 General Electric Co                                        1,595,418
                                                                      $1,595,418

HOLDING & INVEST. OFFICES --- 0.7%
    500,000 American General Finance Corp                                498,210
                                                                        $498,210

SECURITIES & COMMODITIES --- 3.5%
  2,305,000 Merrill Lynch & Co Inc                                     2,304,616
                                                                      $2,304,616

TELEPHONE --- 2.5%
  1,700,000 American Telephone & Telegraph Co                          1,695,679
                                                                      $1,695,679

TOTAL SHORT-TERM INVESTMENTS --- 16.0%                               $10,684,579
(Cost $10,684,579)

TOTAL INVESCO SMALL-CAP GROWTH PORTFOLIO --- 100.0%                  $66,720,779
(Cost $64,038,364)


The Maxim Series Fund

Investment Grade Corporate Bond Portfolio

BONDS

AGENCY --- 2.1%
  2,245,000 US Department of Veterans Affairs                          2,315,852
            Vendee Trust 1995-3 1H
            7.250% December 15, 2002
                                                                      $2,315,852

AIR --- 2.8%
  3,000,000 Swire Pacific Ltd#                                         3,116,700
            Notes
            8.500% September 29, 2004
                                                                      $3,116,700

CANADIAN - FEDERAL --- 2.7%
  3,000,000 Canada                                                     3,023,580
            Global Bonds
            6.125% July 15, 2002
                                                                      $3,023,580

CANADIAN - PROVINCIAL --- 4.7%
  5,000,000 Ontario Province                                           5,314,050
            Global Notes
            7.750% June 4, 2002
                                                                      $5,314,050

COMMERCIAL/OTHER --- 4.4%
  4,149,014 LB Mortgage Trust                                          4,928,199
            Credit Tenant Lease 1991-2
            8.396% January 20, 2017
                                                                      $4,928,199

CREDIT INSTITUTIONS --- 17.7%
  3,000,000 Aristar Inc                                                2,989,440
            Notes
            6.125% December 1, 2000
  4,000,000 Associates Corp North America                              4,116,240
            Medium Term Notes
            6.870% August 12, 2002
  5,000,000 Banc One Corp                                              5,032,300
            Senior Notes
            6.250% September 1, 2000
  4,500,000 General Electric Capital Corp                              4,787,549
            Eurodollar Medium Term Notes
            8.100% February 15, 2002
  3,000,000 Heller Financial Inc                                       3,062,988
            Medium Term Notes
            7.210% September 13, 2001
                                                                     $19,988,517

ELECTRIC --- 6.5%
  3,000,000 Iberdrola International#                                   3,103,530
            Notes
            7.125% June 1, 2003
  4,000,000 Union Electric Co                                          4,269,320
            First Mortgage Bonds
            7.650% July 15, 2003
                                                                      $7,372,850

FOREIGN BANKS --- 9.8%
  3,000,000 Abbey National PLC                                         3,026,070
            Global Notes
            6.690% October 17, 2005
  3,000,000 Bayerische Landesbanken NY                                 3,032,896
            Medium Term Notes
            6.375% August 31, 2000
  5,000,000 Canadian Imperial Bank of Commerce                         5,005,550
            Deposit Notes
            6.200% August 1, 2000
                                                                     $11,064,516

FOREIGN GOVERNMENTS --- 3.8%
  4,000,000 Yokohama City                                              4,254,400
            Eurodollar Notes
            8.000% November 20, 2001
                                                                      $4,254,400

LEASING --- 2.9%
  3,000,000 US Leasing International                                   3,255,600
            Senior Notes
            8.750% December 1, 2001
                                                                      $3,255,600

MFTG - INDUSTRIAL PRODS --- 9.5%
  5,000,000 Illinois Tool Works Inc                                    4,973,450
            Notes
            5.875% March 1, 2000
  3,000,000 Imperial Chemical Industries PLC                           3,032,100
            Euro Medium Term Note
            6.750% August 7, 2002
  2,746,000 Ingersoll-Rand Co                                          2,746,165
            Senior Notes
            6.255% February 15, 2001
                                                                     $10,751,715

OIL & GAS --- 4.9%
  2,000,000 BP America Inc                                             2,080,000
            Guaranteed Eurodollar Notes
            9.750% March 1, 1999
  3,550,000 Petroleum Nasional Berhad                                  3,450,210
            6.625% October 18, 2001
                                                                      $5,530,210

RETAIL TRADE --- 4.2%
  4,700,000 Wal-Mart Stores Inc                                        4,766,035
            Notes
            6.500% June 1, 2003
                                                                      $4,766,035

SECURITIES & COMMODITIES --- 8.4%
  5,000,000 Merrill Lynch & Co                                         5,032,250
            Medium Term Notes
            6.375% October 1, 2001
  4,270,000 World Financial Network                                    4,471,837
            Credit Card Mst Tr 1996-B Cl A
            6.950% April 15, 2006
                                                                      $9,504,087

TELEPHONE --- 10.7%
  2,000,000 Frontier Corporation#                                      1,998,000
            PATS
            6.250% December 15, 1999
  5,000,000 New England Telephone & Telegraph                          5,018,500
            Bonds
            6.300% December 16, 2002
  5,000,000 Southwestern Bell Telephone Co                             5,105,950
            Medium Term Notes
            6.580% August 26, 2003
                                                                     $12,122,450

U.S. GOVERNMENTS --- 4.9%
  1,000,000 United States of America                                   1,000,310
            Treasury Notes
            5.750% November 15, 2000
  4,500,000 United States of America                                   4,490,865
            Treasury Notes
            5.625% November 30, 1999
                                                                      $5,491,175

TOTAL BONDS --- 100.0%                                              $112,799,936
(Cost $111,524,818)

TOTAL INVESTMENT GRADE CORPORATE BOND PORTFOLIO --- 100.0%          $112,799,936
(Cost $111,524,818)


The Maxim Series Fund

Mid Cap Growth Portfolio

COMMON STOCK

COMMUNICATIONS --- 6.3%
     37,200 360 Communications Co*                                       750,956
     21,500 Comcast Corp Class A                                         678,583
     20,300 Cox Communications Inc*                                      813,259
      7,100 Jacor Communications Inc Class A*                            377,187
     16,900 OmniPoint Corp*                                              392,925
     38,100 Paging Network Inc*                                          409,575
     13,100 Vanguard Cellular Systems Inc Class A*                       167,025
                                                                      $3,589,510

CONSUMER SERVICES --- 17.5%
     18,400 Accustaff Inc*                                               423,200
     28,400 Biogen Inc*                                                1,033,050
     22,446 Cendant Corp*                                                771,581
     34,500 Covance Inc*                                                 685,687
     26,800 Galileo International Inc*                                   740,350
      4,600 Henry Schein Inc*                                            161,000
     30,700 Interim Services Inc*                                        794,362
     23,800 La Quinta Inns Inc                                           459,626
     20,000 Omnicare Inc                                                 620,000
     26,250 Quorum Health Group Inc*                                     685,781
     17,200 Royal Caribbean Cruises Ltd                                  916,975
     15,400 St Jude Medical Inc*                                         469,700
      8,400 Stewart Enterprises Inc Class A                              391,650
     16,900 Suiza Foods Corp*                                          1,006,598
     19,200 United States Surgical Corp                                  562,790
      7,600 Vencor Inc*                                                  185,721
                                                                      $9,908,071

CREDIT INSTITUTIONS --- 1.1%
     11,500 Capital One Financial Corp                                   623,150
                                                                        $623,150

ELECTRONICS - HIGH TECH --- 11.0%
     15,400 Analog Devices Inc*                                          426,380
     17,700 Anixter International Inc*                                   292,050
     14,600 Checkfree Corp*                                              393,280
     18,400 DST Systems Inc*                                             785,441
     13,100 MSC Industrial Direct Company Inc*                           550,200
     14,700 Maxim Integrated Products Inc*                               507,150
     14,300 Networks Associates Inc*                                     756,113
      6,700 OEA Inc                                                      193,878
      8,400 PMC Sierra Inc*                                              260,400
      8,400 Security Dynamics Technologies Inc*                          300,300
     16,100 Sterling Commerce Inc*                                       618,836
     18,700 Teleflex Inc                                                 705,925
     13,000 Xilinx Inc*                                                  455,806
                                                                      $6,245,759

ENVIRONMENTAL SERVICES --- 1.0%
     13,800 USA Waste Services Inc*                                      541,650
                                                                        $541,650

FINANCIAL SERVICES --- 0.6%
     10,100 Newcourt Credit Group Inc Series A*                          337,088
        400 Newcourt Credit Group Inc Series B*                           18,920
                                                                        $356,008

HOLDING & INVEST. OFFICES --- 3.1%
      2,100 Fairfax Financial Holdings*                                  466,495
     15,400 Finova Group Inc                                             765,180
     21,500 INMC Mortgage Holdings Inc                                   503,895
                                                                      $1,735,570

INDUSTRIAL SERVICES --- 7.8%
      6,900 Advo Inc*                                                    134,550
     37,600 Affiliated Computer Services Inc Class A*                    989,331
      6,600 BMC Software Inc*                                            433,125
     14,600 National Data Corp                                           527,425
     22,800 Outdoor Systems Inc*                                         874,950
      5,400 Platinum Technology Inc*                                     152,550
     27,100 Sungard Data System Inc*                                     840,100
     13,800 Synopsys Inc*                                                493,350
                                                                      $4,445,381

INSURANCE --- 2.9%
      8,800 Ace Ltd                                                      849,200
     17,700 Partnerre Ltd                                                820,838
                                                                      $1,670,038

MFTG - CONSUMER PRODS. --- 6.4%
     11,900 Catalina Marketing Corp*                                     550,375
     17,700 Gartner Group Inc Class A*                                   659,325
     23,800 Gymboree Corp*                                               651,525
     10,000 Ikon Office Solutions Inc                                    281,250
      7,200 Intuit Inc*                                                  297,000
     37,600 Warnaco Group Inc Class A                                  1,179,700
                                                                      $3,619,175

MFTG - INDUSTRIAL PRODS --- 8.6%
      9,200 Agouron Pharmaceutical Inc*                                  270,250
     18,400 Alza Corp*                                                   585,341
     10,100 Camco International Inc                                      643,239
     14,600 Danaher Corp                                                 921,625
     15,800 Gilead Sciences Inc*                                         604,350
     11,500 Great Lakes Chemical Corp                                    516,062
     10,700 Microchip Technology Inc*                                    321,000
     28,900 Trimas Corp                                                  993,438
                                                                      $4,855,305

MINING --- 1.6%
     78,300 Battle Mountain Gold Co                                      460,012
     30,700 Cambior Inc                                                  180,362
     82,900 TVX Gold Inc*                                                279,788
                                                                        $920,162

OIL & GAS --- 3.8%
     10,000 Cooper Cameron Corp*                                         610,000
      9,200 Smith International Inc*                                     564,650
     15,800 United Meridian Corp*                                        444,375
     12,400 Weatherford Enterra Inc*                                     542,500
                                                                      $2,161,525

REAL ESTATE --- 1.1%
     18,400 Security Capital Group Class B*                              598,000
                                                                        $598,000

RETAIL TRADE --- 8.4%
     19,200 BJ Wholesale Club Inc*                                       602,400
     23,700 Circuit City Stores Inc                                      842,819
     46,000 Corporate Express Inc*                                       592,250
      5,400 Fastenal Co                                                  206,550
     16,800 Fred Meyer Inc*                                              611,100
     16,900 General Nutrition Companies Inc*                             574,600
      7,700 Kohls Corp*                                                  524,563
     16,900 Outback Steakhouse Inc*                                      485,875
     15,800 Shopko Stores Inc*                                           343,650
                                                                      $4,783,807

SECURITIES & COMMODITIES --- 1.3%
      8,400 Franklin Resources Inc                                       730,271
                                                                        $730,271

TELEPHONE --- 0.7%
     12,300 Cincinnati Bell Inc                                          381,300
                                                                        $381,300

TRANSPORTATION EQUIPMENT --- 1.0%
     20,700 BE Aerospace Inc*                                            553,725
                                                                        $553,725

WATER --- 1.5%
     17,400 Culligan Water Technologies Inc*                             874,350
                                                                        $874,350

WHOLESALE TRADE - INDL --- 1.0%
     12,300 Sybron International Corp*                                   577,325
                                                                        $577,325

WHOLESALE TRADE -CONSUMER --- 4.9%
      6,600 Cardinal Health Inc                                          495,825
     15,400 Costco Companies Inc*                                        687,225
     29,000 JP Foodservice Inc*                                        1,071,173
     18,400 Richfood Holdings Inc                                        519,800
                                                                      $2,774,023

TOTAL COMMON STOCK --- 91.6%                                         $51,944,105
(Cost $48,505,411)

SHORT-TERM INVESTMENTS

CREDIT INSTITUTIONS --- 3.9%
  2,200,000 Ford Motor Credit Co                                       2,197,454
                                                                      $2,197,454

SECURITIES & COMMODITIES --- 4.5%
  2,564,000 Merrill Lynch & Co Inc                                     2,563,573
                                                                      $2,563,573

TOTAL SHORT-TERM INVESTMENTS --- 8.4%                                 $4,761,027
(Cost $4,761,027)

TOTAL MID CAP GROWTH PORTFOLIO --- 100.0%                            $56,705,132
(Cost $53,266,438)


The Maxim Series Fund

Mid-Cap Portfolio

COMMON STOCK

COMMUNICATIONS --- 11.2%
     65,925 Chancelor Media Corp*                                      4,919,653
    113,175 Clear Channel Communications Inc*                          8,990,282
    111,475 Heftel Broadcasting Corp Class A*                          5,211,456
    377,472 PriceCellular Corp Class A*                                3,939,675
     47,600 Univision Communications Inc*                              3,323,051
                                                                     $26,384,117

CONSUMER SERVICES --- 16.3%
     69,550 Ameripath Inc*                                             1,182,350
    188,975 Apollo Group Inc Class A*                                  8,929,069
     13,225 DeVry Inc*                                                   421,547
     53,275 Family Golf Centers Inc*                                   1,671,503
     28,825 Healthcare Financial Partners Inc*                         1,023,288
    410,400 Omnicare Inc                                              12,722,400
     71,775 Pediatrix Medical Group*                                   3,068,381
     39,600 Premier Parks Inc*                                         1,603,800
     50,900 Rental Service Corp*                                       1,250,206
     87,650 Royal Caribbean Cruises Ltd                                4,672,841
     79,275 Ryanair Holdings PLC*                                      1,991,784
                                                                     $38,537,169

CREDIT INSTITUTIONS --- 3.3%
      3,000 First Empire State Corp                                    1,395,000
     92,175 Medallion Financial Corp                                   2,027,850
     20,725 Northern Trust Corp                                        1,445,569
     35,375 Regions Financial Corp                                     1,492,365
     23,300 Star Banc Corp                                             1,336,838
                                                                      $7,697,622

ELECTRIC --- 3.2%
    160,675 AES Corp*                                                  7,491,472
                                                                      $7,491,472

ELECTRONICS - HIGH TECH --- 9.9%
    132,900 Berg Electronics Corp*                                     3,023,475
    105,200 Littelfuse Inc*                                            2,616,850
     68,700 Littelfuse Inc (wts)*                                      1,511,400
     27,850 MSC Industrial Direct Company Inc Class A*                 1,169,700
    132,325 Maxim Integrated Products Inc*                             4,565,213
     58,675 OEA Inc                                                    1,697,878
     14,250 Sanmina Corp*                                                965,438
    119,100 Sipex Corp*                                                3,602,775
     45,125 Sofamor Danek Group Inc*                                   2,935,923
     32,875 Vitesse Semiconductor Corp*                                1,241,031
                                                                     $23,329,683

FINANCIAL SERVICES --- 0.9%
     59,800 American Capital Strategies Inc                            1,083,875
     84,100 Capital Trust Class Class A*                                 946,125
                                                                      $2,030,000

HOLDING & INVEST. OFFICES --- 1.3%
    365,909 Amvescap PLC                                               3,144,216
                                                                      $3,144,216

INDEPENDENT POWER PROD --- 1.2%
    141,700 Trigen Energy Corp                                         2,825,073
                                                                      $2,825,073

INDUSTRIAL PRODS & SVCS --- 1.5%
    579,505 Capita Group PLC                                           3,532,390
                                                                      $3,532,390

INDUSTRIAL SERVICES --- 11.0%
     26,825 America Online Inc*                                        2,392,441
    236,125 Cadence Design Systems Inc*                                5,785,063
     75,137 Outdoor Systems Inc*                                       2,883,382
    255,862 Paychex Inc                                               12,953,014
     64,550 Profit Recovery Group International Inc*                   1,145,763
     18,600 Robert Half International Inc*                               744,000
                                                                     $25,903,663

INSURANCE --- 2.8%
     32,825 Progressive Corp                                           3,934,897
     25,700 Protective Life Corp                                       1,535,575
     33,825 UICI*                                                      1,179,647
                                                                      $6,650,119

MFTG - CONSUMER PRODS. --- 2.0%
     62,500 CompUSA Inc*                                               1,937,500
     77,725 JP Foodservice Inc*                                        2,870,928
                                                                      $4,808,428

MFTG - INDUSTRIAL PRODS --- 1.5%
     56,300 Sealed Air Corp*                                           3,476,525
                                                                      $3,476,525

OIL & GAS --- 0.2%
     20,850 Hanover Compressor Co*                                       426,111
                                                                        $426,111

REAL ESTATE --- 3.7%
    214,800 Insignia Financial Group Inc Class A*                      4,940,400
     70,525 Security Capital Group Class B*                            2,292,063
     31,650 Vornado Realty Trust                                       1,485,556
                                                                      $8,718,019

RETAIL TRADE --- 20.7%
    229,575 Fastenal Co                                                8,781,244
     28,825 Fred Meyer Inc*                                            1,048,509
  2,637,679 JD Wetherspoon PLC                                        14,517,917
     15,000 O'Reilly Automotive Inc*                                     393,750
    145,025 Papa John's International Inc*                             5,057,747
    285,997 Petco Animal Supplies Inc*                                 6,863,928
    944,423 PizzaExpress PLC                                          11,637,652
     11,175 Quality Food Centers Inc*                                    748,725
                                                                     $49,049,472

SECURITIES & COMMODITIES --- 2.4%
    132,587 Charles Schwab & Company Inc                               5,560,301
                                                                      $5,560,301

U.S. GOVERNMENTS --- 0.8%
     32,575 Federal Agriculture Mortgage Corp*                         1,987,075
                                                                      $1,987,075

WHOLESALE TRADE - INDL --- 1.6%
    166,875 Barnett Inc*                                               3,671,250
                                                                      $3,671,250

TOTAL COMMON STOCK --- 95.2%                                        $225,222,705
(Cost $176,518,245)

SHORT-TERM INVESTMENTS

SECURITIES & COMMODITIES --- 4.8%
 11,237,000 Merrill Lynch & Co Inc                                    11,235,127
                                                                     $11,235,127

TOTAL SHORT-TERM INVESTMENTS --- 4.8%                                $11,235,127
(Cost $11,235,127)

TOTAL MID-CAP PORTFOLIO --- 100.0%                                  $236,457,832
(Cost $187,753,372)


The Maxim Series Fund

Money Market Portfolio

SHORT-TERM INVESTMENTS

CANADIAN - PROVINCIAL --- 0.2%
  1,000,000 Manitoba                                                   1,024,602
                                                                      $1,024,602

CREDIT INSTITUTIONS --- 23.6%
  9,300,000 American Express Co                                        9,275,963
 13,000,000 American Express Credit Corp                              12,942,403
  5,000,000 Associates Corp of North America                           5,077,298
 14,298,000 Bellsouth Capital Funding Corp                            14,263,368
 22,400,000 Ford Motor Credit Co                                      22,176,490
 10,000,000 Halifax Building Society                                   9,983,164
 22,700,000 Paccar Financial Corp                                     22,657,832
  3,000,000 Prudential Funding Corp                                    3,000,000
  5,000,000 SallieMae                                                  4,998,688
  2,300,000 TransAmerica Financial Corp                                2,296,029
                                                                    $106,671,235

ELECTRIC --- 11.1%
 15,000,000 Baltimore Gas & Electric Co                               14,954,479
 13,500,000 Duke Energy Corp                                          13,454,572
 21,905,000 Southern California Edison Co                             21,878,527
                                                                     $50,287,578

ELECTRONICS - HIGH TECH --- 10.0%
  9,874,000 Hewlett-Packard Co                                         9,866,231
 22,700,000 Sharp Electronics Corp                                    22,550,307
 12,900,000 Xerox Corp                                                12,847,985
                                                                     $45,264,523

FOREIGN BANKS --- 3.6%
  2,000,000 Bank of Montreal                                           1,981,633
 14,386,150 Bank of Nova Scotia                                       14,220,452
                                                                     $16,202,085

HOLDING & INVEST. OFFICES --- 4.8%
 22,000,000 American General Finance Corp                             21,856,761
                                                                     $21,856,761

INDUSTRIAL SERVICES --- 5.4%
 10,500,000 Fluor Corp                                                10,456,946
 14,143,000 PHH Corp                                                  14,097,426
                                                                     $24,554,372

INSURANCE --- 4.6%
 18,000,000 AIG Funding Inc                                           17,936,750
  3,000,000 Travelers Group Inc                                        2,994,210
                                                                     $20,930,960

LEASING --- 4.9%
 22,450,000 Pitney Bowes Credit Corp                                  22,388,530
                                                                     $22,388,530

MFTG - CONSUMER PRODS. --- 6.6%
  4,138,000 Cadbury Schweppes                                          4,128,483
 21,000,000 General Mills Inc                                         20,973,384
  5,000,000 McGraw-Hill Companies Inc                                  4,947,238
                                                                     $30,049,105

SECURITIES & COMMODITIES --- 13.5%
  5,000,000 Bear Stearns Companies Inc                                 5,000,000
  2,000,000 Bear Stearns Companies Inc                                 2,000,000
  5,000,000 Bear Stearns Companies Inc                                 5,000,000
  2,500,000 Bear Stearns Companies Inc                                 2,500,000
  5,000,000 Bear Stearns Companies Inc                                 5,000,000
  3,000,000 Bear Stearns Companies Inc                                 3,000,000
  5,000,000 Merrill Lynch & Co Inc                                     5,000,000
 11,860,000 Merrill Lynch & Co Inc                                    11,851,014
 22,100,000 Morgan Stanley Group                                      21,954,984
                                                                     $61,305,998

TELEPHONE --- 6.7%
  5,000,000 AT&T Corp                                                  4,985,592
  8,353,000 American Telephone & Telegraph Co                          8,297,970
 17,000,000 Ameritech Corp                                            16,939,225
                                                                     $30,222,787

WHOLESALE TRADE -CONSUMER --- 4.8%
 21,800,000 Cargill Inc                                               21,720,026
                                                                     $21,720,026

TOTAL SHORT-TERM INVESTMENTS --- 100.0%                             $452,478,562
(Cost $452,478,562)

TOTAL MONEY MARKET PORTFOLIO --- 100.0%                             $452,478,562
(Cost $452,478,562)


The Maxim Series Fund

Short-Term Maturity Bond Portfolio

BONDS

AGENCY --- 1.6%
  1,258,782 Federal Home Loan Mortgage Corp                            1,254,729
            Pool #L90105
            6.000% April 1, 1999
                                                                      $1,254,729

CREDIT INSTITUTIONS --- 24.9%
  1,000,000 American General Financial                                 1,016,650
            Notes
            7.125% December 1, 1999
  2,000,000 Associates Corporation of North America                    2,010,640
            Notes
            6.375% June 15, 2000
  2,000,000 Banc One Corp                                              2,021,780
            Senior Medium Term Notes
            6.700% March 24, 2000
  1,000,000 CIT Group Holdings Inc                                     1,002,606
            Notes
            6.250% October 25, 1999
  2,000,000 Countrywide Funding Corp                                   2,014,420
            Medium Term Notes
            6.430% October 23, 2000
  1,000,000 First National Bank Commerce                               1,005,050
            Bank Notes
            6.500% January 14, 2000
  1,000,000 Ford Motor Credit Co                                         996,400
            Notes
            5.625% December 15, 1998
  3,000,000 General Electric Capital Corp                              2,997,570
            Medium Term Notes
            6.050% October 4, 1999
  2,000,000 General Electric Capital Corp                              1,998,200
            Medium Term Notes
            6.040% August 16, 2000
  2,000,000 Household Finance Corp                                     2,045,380
            Medium Term Notes
            7.150% June 15, 2000
  2,000,000 Sanwa Business Credit#                                     1,993,480
            Medium Term Notes
            6.540% June 20, 2000
                                                                     $19,102,176

ELECTRIC --- 23.0%
  1,000,000 Carolina Power & Light Co                                    998,290
            First Mortgage Bonds
            5.375% July 1, 1998
  2,000,000 Houston Lighting & Power Co                                2,000,800
            Secured Medium Term Notes
            6.100% March 1, 2000
  1,500,000 Idaho Power Co                                             1,572,000
            First Mortgage Bonds
            8.650% January 1, 2000
  2,000,000 Monogahela Power                                           1,979,040
            First Mortgage Bonds
            5.625% April 1, 2000
  2,000,000 National Rural Utilities Corp                              2,010,600
            Medium Term Notes
            6.260% July 10, 2000
  1,000,000 Pacific Gas & Electric Co                                    996,640
            First Mortgage Bonds
            5.375% August 1, 1998
  1,000,000 Public Service Electric & Gas Co                             997,500
            First Mortgage Bonds
            6.000% January 1, 1998
  2,000,000 Southwestern Electric Power Co                             2,005,540
            First Mortgage Bond
            6.125% September 1, 1999
  3,000,000 Washington Water Power Co                                  3,008,130
            First Mortgage Medium Term Notes
            6.240% October 2, 2000
  2,000,000 Western Resources Inc                                      2,029,760
            First Mortgage Bonds
            7.250% July 1, 1999
                                                                     $17,598,300

ELECTRONICS - HIGH TECH --- 2.7%
  2,000,000 Texas Instruments Inc                                      2,030,260
            Notes
            6.875% July 15, 2000
                                                                      $2,030,260

FOREIGN BANKS --- 1.2%
  1,000,000 Korea Development Bank                                       949,940
            Yankee Notes
            5.875% December 1, 1998
                                                                        $949,940

FOREIGN GOVERNMENTS --- 1.3%
  1,000,000 Swedish Government                                           983,800
            Eurodollar Medium Term Notes
            4.500% March 24, 1999
                                                                        $983,800

INDUSTRIAL SERVICES --- 2.7%
  2,000,000 Comdisco Inc                                               2,032,780
            Medium Term Notes
            6.930% May 2, 2000
                                                                      $2,032,780

LEASING --- 2.6%
  2,000,000 International Lease Finance Corp                           2,020,520
            Medium Term Notes
            6.510% July 10, 2000
                                                                      $2,020,520

MFTG - CONSUMER PRODS. --- 2.7%
  1,000,000 Donnelley & Sons                                           1,036,050
            Medium Term Notes
            7.960% November 8, 1999
  1,000,000 Sara Lee Corp                                              1,010,115
            Medium Term Notes
            6.500% September 20, 1999
                                                                      $2,046,165

MFTG - INDUSTRIAL PRODS --- 7.8%
  2,000,000 Air Products & Chemicals Inc                               2,001,660
            Medium Term Notes
            6.010% December 15, 1999
  2,000,000 Alcan Aluminium Ltd                                        1,984,780
            Notes
            5.875% April 1, 2000
  1,000,000 Caterpillar Inc                                            1,013,840
            Medium Term Notes
            6.800% August 24, 1999
  1,000,000 Ingersoll-Rand Co                                          1,008,200
            Medium Term Notes
            6.540% August 10, 1999
                                                                      $6,008,480

RAILROADS --- 2.7%
  2,000,000 SNCB Belgium Rail                                          2,080,000
            Euro Medium Term Note
            8.250% February 2, 2000
                                                                      $2,080,000

RETAIL TRADE --- 8.1%
  3,150,000 J Sainsbury PLC                                            3,173,625
            Eurodollar Medium Term Notes
            6.625% December 31, 1999
  1,000,000 JC Penney & Company Inc                                    1,010,090
            Notes
            6.875% June 15, 1999
  1,000,000 Nordstrom Credit Inc                                       1,014,550
            Medium Term Notes
            6.875% September 15, 1999
  1,000,000 Sears Roebuck Acceptance Corp                              1,005,000
            Medium Term Notes
            6.380% February 16, 1999
                                                                      $6,203,265

SECURITIES & COMMODITIES --- 2.6%
  2,000,000 Merrill Lynch & Co                                         2,024,220
            Medium Term Notes
            6.620% June 13, 2000
                                                                      $2,024,220

TELEPHONE --- 5.2%
  2,000,000 Frontier Corporation#                                      1,998,000
            PATS
            6.250% December 15, 1999
  1,000,000 MCI Communications Corp                                    1,001,250
            Senior Notes
            6.250% March 23, 1999
  1,000,000 Nippon Telegraph & Telephone Co                            1,019,930
            Yankee Notes
            9.500% July 27, 1998
                                                                      $4,019,180

TRANSPORTATION EQUIPMENT --- 1.3%
  1,000,000 Lockheed Martin Corp                                       1,003,300
            Notes
            6.625% June 15, 1998
                                                                      $1,003,300

U.S. GOVERNMENTS --- 5.5%
  2,000,000 Federal National Mortgage Association                      2,018,740
            Medium Term Notes
            6.420% October 1, 1999
  2,200,000 United States of America                                   2,200,682
            Treasury Notes
            5.750% November 15, 2000
                                                                      $4,219,422

WHOLESALE TRADE -CONSUMER --- 3.9%
  3,000,000 Cargill Inc                                                3,003,900
            Eurodollar Medium Term Notes
            6.250% March 13, 2000
                                                                      $3,003,900

TOTAL BONDS --- 100.0%                                               $76,580,437
(Cost $76,135,550)

TOTAL SHORT-TERM MATURITY BOND PORTFOLIO --- 100.0%                  $76,580,437
(Cost $76,135,550)


The Maxim Series Fund

Small-Cap Aggressive Growth Portfolio

COMMON STOCK

AIR --- 1.8%
     42,500 Circle International Group Inc                               974,823
     31,600 Offshore Logistics Inc*                                      675,450
     60,700 Pittston Brink's Group                                     1,593,375
                                                                      $3,243,648

COMMUNICATIONS --- 0.5%
     52,200 Rohn Industries Inc*                                         269,143
     53,300 Vanguard Cellular Systems Inc*                               679,575
                                                                        $948,718

CONSTRUCTION --- 0.6%
     91,600 Apogee Enterprises Inc                                     1,087,750
                                                                      $1,087,750

CONSUMER SERVICES --- 7.5%
     57,400 American General Hospitality Corp                          1,535,450
     52,700 CR Bard Inc                                                1,650,142
     38,500 Genesis Health Ventures Inc*                               1,015,438
     57,900 Healthplan Services Corp                                   1,215,900
     70,759 Integrated Health Services Inc                             2,206,761
     12,600 International Home Foods Inc*                                352,800
     33,600 Pharmerica Inc*                                              348,600
     52,500 Sierra Health Services Inc*                                1,765,312
     86,600 Sunstone Hotel Investors Inc*                              1,493,850
     44,500 Trigon Healthcare Inc*                                     1,162,562
     43,201 Vitalink Pharmacy Services Inc*                            1,042,224
                                                                     $13,789,039

CREDIT INSTITUTIONS --- 4.5%
     32,130 Associated Banc Corp                                       1,771,166
     22,700 Bank United Corp Class A                                   1,110,870
     29,000 City National Corp                                         1,071,173
     43,650 Commercial Federal Corp                                    1,552,281
     35,100 DVI Inc*                                                     649,350
     27,400 UST Corp                                                     760,350
     44,920 WFS Financial Inc*                                           505,350
      8,000 WestAmerica Bancorp                                          818,000
                                                                      $8,238,540

ELECTRIC --- 1.0%
      8,600 Commonwealth Energy System Co                                285,950
     32,000 Rochester Gas & Electric Corp                              1,088,000
     16,000 WPS Resources Corp                                           540,992
                                                                      $1,914,942

ELECTRONICS - HIGH TECH --- 9.0%
     29,400 Alliant Techsystems Inc*                                   1,639,050
     33,800 Alpha Industries Inc*                                        545,025
     57,700 Antec Corp*                                                  901,563
     31,900 California Microwave Inc*                                    618,063
     43,800 Calpine Corp*                                                651,525
     62,525 Conmed Corp*                                               1,641,281
     40,900 Cypress Semiconductor Corp*                                  347,650
     61,900 Digi International Inc*                                    1,052,300
     32,400 Exar Corp*                                                   534,600
     39,300 Federal Signal Corp                                          849,863
     22,800 Gulf South Medical Supply Inc*                               849,300
     55,100 Hologic Inc*                                               1,139,854
    102,200 Integrated Device Technology Inc*                            964,461
     63,600 International Rectifier Corp*                                751,243
     34,200 Invacare Corp                                                743,850
     46,500 Komag Inc*                                                   691,688
     25,400 National Computer Systems Inc                                895,350
    100,900 Sensormatic Electronics Corp                               1,658,493
     48,100 Xicor Inc*                                                   144,300
                                                                     $16,619,459

FINANCIAL SERVICES --- 0.9%
     87,200 Franchise Mortgage Acceptance Company LLC*                 1,602,300
                                                                      $1,602,300

FORESTRY --- 0.8%
     46,200 Boise Cascade Corp                                         1,397,550
                                                                      $1,397,550

GAS --- 1.5%
     49,200 Eastern Enterprises                                        2,214,000
     24,200 Public Service Company of North Carolina Inc                 553,575
                                                                      $2,767,575

HOLDING & INVEST. OFFICES --- 3.7%
      9,800 CNB Bancshares Inc                                           472,233
     48,700 Health Care Property Investors Inc                         1,841,444
     82,500 Koger Equity Inc                                           1,809,803
     50,700 Liberty Property Trust                                     1,448,093
     33,200 Sun Communities Inc                                        1,193,108
                                                                      $6,764,681

INDUSTRIAL SERVICES --- 6.0%
     90,200 APAC Teleservices Inc*                                     1,217,700
     37,600 Alternative Resources Corp*                                  867,131
     32,200 American Management Systems Inc*                             627,900
     22,600 CDI Corp*                                                  1,033,950
     42,700 Filenet Corp*                                              1,286,338
     32,350 Nichols Research Corp*                                       808,750
     29,100 PhyMatrix Corp*                                              458,325
     69,400 Platinum Technology Inc*                                   1,960,550
     33,800 Sterling Software Inc                                      1,385,800
     43,500 Structural Dynamics Research Corp*                           978,750
      8,000 Team America Corp*                                            84,000
     26,800 Wonderware Corp*                                             378,550
                                                                     $11,087,744

INSURANCE --- 6.8%
     59,850 Allied Group Inc                                           1,713,206
     34,700 Capital RE Corp                                            2,153,551
     22,400 Capmac Holdings Inc                                          778,400
     44,400 Compdent Corp*                                               900,476
     50,100 Everest Reinsurance Holdings Inc                           2,066,625
     44,600 Protective Life Corp                                       2,664,850
     52,950 Reinsurance Group America Co                               2,253,658
                                                                     $12,530,766

LEASING --- 0.6%
     45,450 Financial Federal Corp*                                    1,073,756
                                                                      $1,073,756

MFTG - CONSUMER PRODS. --- 10.6%
     50,750 Banta Corp                                                 1,370,250
     43,200 Cadmus Communications Corp                                   885,600
     48,400 Champion Enterprises Inc*                                    995,201
     91,000 Dial Corp                                                  1,893,892
     21,000 Gibson Greetings Inc*                                        459,375
     23,500 Houghton Mifflin Co                                          901,813
     37,900 International Multifoods Corp                              1,073,025
     72,000 Kimball International Inc Class B                          1,327,464
     49,800 Lance Inc                                                  1,310,338
     22,900 Michael Foods Inc                                            558,188
     51,200 Premark International Inc                                  1,484,800
    122,900 Shaw Industries Inc                                        1,428,713
     22,300 Sola International Inc*                                      724,750
     78,200 Stride Rite Corp                                             938,400
      6,700 The Timberland Co Class A*                                   389,015
    101,700 Viad Corp                                                  1,964,030
      5,800 Wausau-Mosinee Paper                                         116,725
     60,800 Weider Nutrition International Inc                           756,169
     20,800 Westpoint Stevens Inc*                                       982,800
                                                                     $19,560,548

MFTG - INDUSTRIAL PRODS --- 10.0%
     59,900 BMC Industries Inc                                           965,888
     48,900 Chart Industries Inc                                       1,115,507
     53,400 Cuno Inc*                                                    814,350
     18,200 Dexter Corp                                                  786,003
     30,600 General Chemical Group Inc                                   818,550
     42,700 Giant Cement Holding Inc*                                    987,438
     79,550 Griffon Corp*                                              1,163,419
     22,300 HB Fuller Co*                                              1,103,850
     51,300 IMCO Recycling Inc                                           823,981
     55,200 Intermet Corp                                                966,000
     45,900 MA Hanna Co                                                1,158,975
     21,500 Mississippi Chemical Corp                                    392,375
     71,000 Oregon Steel Mills Inc                                     1,513,152
     61,000 Regal-Beloit Corp                                          1,803,282
     39,100 Telxon Corp                                                  933,512
     51,000 Trimas Corp                                                1,753,125
     61,800 United States Can Corp*                                    1,042,875
     20,200 Williams Industries Inc                                      426,725
                                                                     $18,569,007

MINING --- 0.5%
     40,950 AMCOL International Corp                                     650,081
     62,300 Agnico-Eagle Mines Ltd                                       338,725
                                                                        $988,806

OIL & GAS --- 5.1%
     19,200 Atwood Oceanics Inc*                                         909,600
     60,100 Forcenergy Inc*                                            1,573,839
     58,900 Lomak Petroleum Inc                                          957,125
     26,500 Plains Resources Inc*                                        455,456
     60,500 Pride International Inc*                                   1,527,625
     39,800 Seitel Inc*                                                  681,575
     80,000 Vintage Petroleum Inc                                      1,520,000
     39,800 Weatherford Enterra Inc*                                   1,741,250
                                                                      $9,366,470

OTHER TRANS. SERVICES --- 0.8%
     43,900 USFreightways Corp                                         1,426,750
                                                                      $1,426,750

REAL ESTATE --- 3.7%
     55,300 Brandywine Realty Trust                                    1,389,413
     50,900 Capstone Capital Trust Inc                                 1,301,106
    152,800 Imperial Credit Commerical                                 2,234,700
     48,300 Mack-Cali Realty Corp*                                     1,980,300
                                                                      $6,905,519

RETAIL TRADE --- 7.8%
     83,200 Buffets Inc*                                                 780,000
     18,200 Cooker Restaurant Corp                                       174,028
     21,400 Cracker Barrel Old Country Stores Inc                        714,225
     36,450 Crossmann Communities Inc*                                 1,006,931
     79,500 Darden Restaurants Inc                                       993,750
     31,200 Family Dollar Stores Inc                                     914,534
     93,000 Furniture Brands International Inc*                        1,906,500
     53,200 Gencorp Inc                                                1,330,000
     36,800 Hannaford Brothers Co                                      1,598,482
     93,400 Heilig-Meyers Co                                           1,120,800
     39,900 Saks Holdings Inc*                                           825,411
     31,500 Tandycrafts Inc*                                             143,703
     67,500 United Auto Group Inc*                                     1,223,437
     26,100 Wet Seal Inc Class A*                                        769,950
     38,400 Zale Corp*                                                   883,200
                                                                     $14,384,951

SECURITIES & COMMODITIES --- 0.7%
     48,700 Downey Financial Corp                                      1,384,882
                                                                      $1,384,882

TRANSPORTATION EQUIPMENT --- 2.0%
     72,200 Aftermarket Technology Corp*                               1,308,625
     18,600 Borg-Warner Automotive Inc                                   967,200
     36,900 Echlin Inc                                                 1,335,300
                                                                      $3,611,125

WHOLESALE TRADE - INDL --- 0.7%
     30,300 Cort Business Services Corp*                               1,206,304
                                                                      $1,206,304

WHOLESALE TRADE -CONSUMER --- 0.8%
     66,300 World Fuel Services Corp                                   1,392,300
                                                                      $1,392,300

TOTAL COMMON STOCK --- 87.5%                                        $161,863,130
(Cost $145,849,138)

SHORT-TERM INVESTMENTS

CREDIT INSTITUTIONS --- 4.9%
  9,000,000 Ford Motor Credit Co                                       8,981,085
                                                                      $8,981,085

ELECTRONICS - HIGH TECH --- 0.5%
  1,000,000 General Electric Co                                          998,261
                                                                        $998,261

HOLDING & INVEST. OFFICES --- 5.7%
 10,600,000 American General Finance Corp                             10,582,798
                                                                     $10,582,798

SECURITIES & COMMODITIES --- 1.4%
  2,547,000 Merrill Lynch & Co Inc                                     2,546,576
                                                                      $2,546,576

TOTAL SHORT-TERM INVESTMENTS --- 12.5%                               $23,108,720
(Cost $23,108,720)

TOTAL SMALL-CAP AGGRESSIVE GROWTH PORTFOLIO --- 100.0%              $184,971,850
(Cost $168,957,858)


The Maxim Series Fund

Small-Cap Index Portfolio

COMMON STOCK

AGRICULTURE --- 0.7%
     11,500 Dekalb Genetics Corp Class B                                 451,375
     12,566 Delta & Pine Land Co                                         383,263
                                                                        $834,638

AIR --- 1.1%
     11,575 Air Express International Corp                               353,038
     22,450 Comair Holdings Inc                                          541,606
      9,400 Mesa Air Group Inc*                                           46,408
      7,200 Offshore Logistics Inc*                                      153,900
      6,800 Pittston Brink's Group                                       178,500
      3,400 Skywest Inc                                                  100,725
                                                                      $1,374,177

COMMUNICATIONS --- 1.2%
      5,650 ACC Corp*                                                    285,325
      9,100 Allen Group Inc*                                             167,777
      4,600 Commnet Cellular Inc*                                        163,585
     16,400 General Communication Inc Class A*                           108,650
      6,900 HA-LO Industries Inc*                                        179,400
      5,500 Metro Networks Inc*                                          180,125
      1,060 Metrocall Inc*                                                     0
     13,900 P-Com Inc*                                                   239,775
     12,700 Picturetel Corp*                                              82,550
      7,300 TCSI Corp*                                                    58,400
                                                                      $1,465,587

CONSTRUCTION --- 1.4%
      3,900 Acme Metals Inc*                                              38,513
      9,300 Apogee Enterprises Inc                                       110,438
      2,300 Continental Homes Holding Corp                                92,575
     12,300 DR Horton Inc                                                213,713
      7,700 Geon Co                                                      179,988
      9,000 Insituform Technologies Inc Class A*                          69,750
      5,900 MDC Holdings Inc                                              88,866
     18,100 Morrison Knudsen Corp*                                       176,475
      4,800 Southern Energy Homes Inc*                                    38,400
      9,900 Standard Pacific Corp                                        155,925
      4,800 The Ryland Group Inc                                         112,800
     11,400 Toll Brothers Inc*                                           304,950
      4,000 US Home Corp*                                                157,000
                                                                      $1,739,393

CONSUMER SERVICES --- 8.4%
      6,000 Access Health Inc*                                           176,250
      9,700 American Oncology Resources*                                 155,200
      3,100 Angelica Corp                                                 70,138
     15,000 Aztar Corp*                                                   93,750
      3,900 CPI Corp                                                      88,238
      3,800 Carmike Cinemas Inc Class A*                                 109,011
      8,750 Central Parking Corp                                         396,480
     59,000 Cineplex Odeon Corp*                                          73,750
      4,900 Cooper Companies Inc*                                        200,288
     11,200 Coventry Corp*                                               170,800
     11,500 DeVry Inc*                                                   366,563
      7,768 Enzo Biochem Inc*                                            113,607
      8,300 Franklin Covey Co*                                           182,600
      6,800 G&K Services Inc Class A                                     285,600
      2,600 GC Companies Inc*                                            123,175
     11,700 Genesis Health Ventures Inc*                                 308,588
      1,700 Global Motorsport Group Inc*                                  19,763
     14,000 Grand Casinos Inc*                                           190,750
      8,800 Hollywood Park Inc*                                          193,600
      3,800 Insurance Auto Actions Inc*                                   43,700
     14,277 Integrated Health Services Inc                               445,257
     13,200 Interim Services Inc*                                        341,550
      2,976 LCA-Vision Inc*                                                3,348
      9,500 Lincare Holdings Inc*                                        541,500
      9,700 Magellan Health Services Inc*                                208,550
      9,800 Mariner Health Group Inc*                                    159,250
      6,825 NFO Worldwide Inc*                                           142,895
      9,430 National Auto Credit Inc*                                     50,092
     10,600 North American Vaccine Inc*                                  264,332
     15,600 Orthodontic Centers of America Inc*                          259,350
     12,966 Paragon Health Network Inc*                                  253,641
      5,000 Pediatrix Medical Group*                                     213,750
     21,500 Phycor Inc*                                                  580,500
     10,600 Players International Inc*                                    33,782
      9,600 Primadonna Resorts Inc*                                      160,195
     15,800 Prime Hospitality Corp*                                      321,925
     12,100 Regal Cinemas Inc*                                           337,288
      7,800 Regis Corp                                                   195,975
      7,600 Renal Care Group Inc*                                        243,200
      8,300 Renal Treatment Centers Inc*                                 299,838
     13,700 Rollins Truck Leasing Corp                                   244,888
     10,200 Sequus Pharmaceuticals Inc*                                   75,857
      5,400 Showboat Inc                                                 158,625
      6,000 Sierra Health Services Inc*                                  201,750
      9,850 The Marcus Corp                                              181,604
     10,800 Universal Health Services Inc Class B*                       544,050
     10,600 Westwood One Inc*                                            393,525
                                                                     $10,218,368

CREDIT INSTITUTIONS --- 5.9%
      8,800 Astoria Financial Corp                                       490,600
      6,967 CCB Financial Corp                                           748,953
     10,825 Commercial Federal Corp                                      384,959
      7,400 Cullen/Frost Bankers Inc                                     449,084
     13,600 Deposit Guaranty Corp                                        773,500
     12,490 First Commercial Corp                                        732,226
      5,050 FirstBank Puerto Rico                                        172,013
     20,700 FirstMerit Corp                                              587,363
     11,090 Magna Group Inc                                              507,368
     10,200 Riggs National Corp                                          274,125
     11,380 St Paul Bancorp Inc                                          298,725
      6,400 US Trust Corp                                                400,800
      6,950 Whitney Holding Corp                                         396,150
     21,600 Zions Bancorp                                                980,100
                                                                      $7,195,966

ELECTRIC --- 1.8%
      2,500 Bangor Hydro Electric Co*                                     15,468
      5,800 Central Hudson Gas & Electric Corp                           254,475
      3,800 Central Vermont Public Service Corp                           57,950
      7,200 Commonwealth Energy System Co                                239,400
      6,800 Eastern Utilities Associates                                 178,500
      4,800 Energen Corp                                                 190,800
      1,700 Green Mountain Power Corp                                     31,130
      3,300 Interstate Power Co                                          123,542
      4,600 Orange & Rockland Utilities Inc                              214,185
      3,200 Pennsylvania Enterprises Inc                                  80,800
     10,300 Sierra Pacific Resources                                     386,250
      4,400 TNP Enterprises Inc                                          146,300
      4,700 United Illuminating Co                                       215,904
                                                                      $2,134,704

ELECTRONICS - HIGH TECH --- 13.0%
      6,300 ADAC Laboratories*                                           124,425
      4,400 Alliant Techsystems Inc*                                     245,300
      5,600 Amtech Corp*                                                  22,400
     15,900 Anixter International Inc*                                   262,350
      8,000 Applied Magnetics Corp*                                       89,000
     16,600 Aspect Telecommunications Corp*                              346,525
      8,400 Auspex Systems Inc*                                           84,000
     12,020 Baldor Electric Co                                           260,678
      9,600 Ballard Medical Products Co                                  232,800
      3,900 Benchmark Electronics Inc*                                    87,017
      9,200 Boston Technology Inc*                                       231,150
      4,500 Broadband Technologies Inc*                                   18,563
      3,100 C COR Electronics Inc*                                        47,663
     12,300 C-Cube Microsystems Inc*                                     200,638
      6,300 Cable Design Technologies Co*                                244,913
      5,500 California Microwave Inc*                                    106,563
      2,400 Centigram Communications Corp*                                40,649
     11,300 Checkpoint Systems Inc                                       197,750
      7,400 Chips & Technologies Inc*                                    106,834
      4,400 Circon Corp*                                                  67,100
     13,900 Cognex Corp*                                                 378,775
      3,800 Coherent Inc*                                                133,475
      3,000 Collagen Corp                                                 62,625
      8,400 Comverse Technology Inc*                                     327,600
      9,200 Dallas Semiconductor Corp                                    374,900
      5,800 Daniel Industries Inc                                        111,650
      4,500 Digi International Inc*                                       76,500
     12,700 Digital Microwave Corp*                                      184,150
      3,900 Dionex Corp*                                                 195,975
      3,800 Electro Scientific Industries Inc*                           144,400
      6,500 Electroglas Inc*                                             100,341
      5,500 Envoy Corp*                                                  160,188
      7,300 Etec Systems Inc*                                            339,450
      7,400 Exabyte Corp*                                                 47,634
      6,100 Fluke Corp                                                   158,978
        373 General Electric Co                                           27,369
     23,500 Geotek Communications Inc*                                    35,979
      5,400 Gulf South Medical Supply Inc*                               201,150
      4,400 Hadco Corp*                                                  199,100
      2,300 Harmon Industries Inc                                         63,825
      4,400 Hologic Inc*                                                  91,023
      4,900 Innovex Inc                                                  112,391
     14,500 Input/Output Inc*                                            430,462
      4,200 Integrated Circuit Systems Inc*                              119,700
     17,100 International Rectifier Corp*                                201,985
      5,100 Intervoice Inc*                                               38,250
      9,900 Invacare Corp                                                215,325
      6,200 Juno Lighting Inc                                            108,500
     13,100 Kemet Corp*                                                  253,813
     17,500 Komag Inc*                                                   260,313
      5,500 Kuhlman Corp                                                 215,188
      7,800 Lattice Semiconductor Corp*                                  369,525
      5,500 Marshall Industries*                                         165,000
      8,300 Mentor Corp                                                  302,950
     11,800 Methode Electronics Inc Class A                              191,750
      5,100 National Computer Systems Inc                                179,775
      7,100 Network Equipment Technologies Inc*                          103,838
      6,000 Oak Industries Inc*                                          178,122
      4,100 Pacific Scientific Co                                         98,400
      3,800 Park Electrochemical Corp                                    107,825
      4,900 Plexus Corp*                                                  72,888
     16,000 Read-Rite Corp*                                              252,000
      6,700 Resound Corp*                                                 36,850
      6,600 Respironics Inc*                                             147,675
      3,200 Rival Co                                                      42,000
      7,700 Royal Appliance Manufacturing Co*                             51,013
      8,800 Safeskin Corp*                                               499,400
      6,800 Sanmina Corp*                                                460,700
      3,200 Spacelabs Inc*                                                60,800
      5,200 Speedfam International Inc*                                  137,800
      5,200 Standard Microsystems Corp*                                   45,172
     11,400 Steris Corp*                                                 550,050
     10,350 Summit Technology Inc                                         46,896
      6,400 Sunrise Medical Inc*                                          98,797
      5,300 Symmetricom Inc*                                              61,613
      5,400 Technitrol Inc                                               162,000
      5,300 Thomas Industries Inc                                        104,675
      2,600 Three Five Systems Inc*                                       42,900
      8,400 Tracor Inc*                                                  255,150
      7,500 Trimble Navigation Ltd*                                      163,590
      7,900 Unitrode Corp*                                               169,850
     15,700 VLSI Technology Inc*                                         370,913
      7,800 Valence Technology Inc*                                       39,484
     14,400 Vanstar Corp*                                                162,893
     14,200 Vicor Corp*                                                  385,175
      5,200 Visx Inc*                                                    115,050
      4,200 Vital Signs Inc                                               81,900
     11,800 Vitesse Semiconductor Corp*                                  445,450
      2,800 Watkins Johnson Co                                            72,624
      7,100 X-Rite Inc                                                   129,575
      8,100 Zebra Technologies Corp Class A*                             240,975
      6,800 Zilog Inc*                                                   129,622
      2,100 Zoll Medical Corp*                                            11,155
                                                                     $15,731,152

ENVIRONMENTAL SERVICES --- 0.1%
      9,100 OHM Corp*                                                     69,388
      4,500 Tetra Technologies Inc*                                       94,779
                                                                        $164,167

GAS --- 2.6%
      9,850 Atmos Energy Corp                                            297,963
      3,600 Cascade Natural Gas Corp                                      67,500
      3,400 Connecticut Energy Corp                                      102,425
      9,800 KCS Energy Inc                                               203,350
     10,500 KN Energy Inc                                                567,000
      6,000 New Jersey Resources Corp                                    240,372
      7,650 Northwest Natural Gas Co                                     237,150
     10,000 Piedmont Natural Gas Company Inc                             359,370
     11,200 Pogo Producing Co                                            330,400
      6,600 Public Service Company of North Carolina Inc                 150,975
      9,100 Southwest Gas Corp                                           170,052
      8,300 Southwestern Energy Co                                       106,863
      6,200 Wicor Inc                                                    287,909
                                                                      $3,121,329

HOLDING & INVEST. OFFICES --- 3.5%
      8,600 Centura Banks Inc                                            593,400
      4,500 Cilcorp Inc                                                  219,938
      6,200 Coast Savings Financial Inc*                                 425,084
      6,200 Eaton Vance Corp                                             234,050
      3,300 JSB Financial Inc                                            165,205
     17,298 Keystone Financial Inc                                       696,245
      4,200 Onbancorp Inc                                                296,100
      8,400 Pioneer Group Inc                                            236,250
     14,000 Provident Financial Group Inc                                679,000
     29,876 Sovereign Bancorp Inc                                        619,927
      6,900 WHX Corp*                                                     81,938
                                                                      $4,247,137

INDUSTRIAL SERVICES --- 7.3%
     17,400 Acxiom Corp*                                                 334,950
     12,600 Advanced Tissue Sciences Inc*                                155,925
      8,100 Advo Inc*                                                    157,950
     13,900 American Management Systems Inc*                             271,050
      7,500 Analysts International Corp                                  258,750
      5,400 Billing Information Concepts*                                259,200
      8,700 Bisys Group Inc*                                             289,275
      6,200 Boole & Babbage Inc*                                         185,225
      6,900 Broderbound Software Inc*                                    176,813
      6,700 CDI Corp*                                                    306,525
     11,000 Cerner Corp*                                                 232,375
      7,000 Ciber Inc*                                                   406,000
      6,000 Dames & Moore Inc                                             79,500
      5,400 Dialogic Corp*                                               236,250
      4,500 Fair Isaac & Co Inc                                          149,904
      6,200 Figgie International Inc Class A*                             81,375
      5,100 Filenet Corp*                                                153,638
      6,200 Hyperion Software Corp*                                      221,650
      6,800 ImmuLogic Pharmaceutical Corp*                                12,750
      4,900 Itron Inc*                                                    88,200
      6,299 Jack Henry & Associates Inc                                  171,648
     22,100 Keane Inc*                                                   897,813
     11,200 National Data Corp                                           404,600
      8,900 Norrell Corp                                                 176,888
      7,600 Platinum Software Corp*                                       89,300
     21,032 Platinum Technology Inc*                                     594,154
      8,700 Primark Corp*                                                353,977
      3,900 Progress Software Corp*                                       84,338
     16,800 S3 Inc*                                                       84,000
      6,000 SEI Investments Cos                                          252,000
     12,900 Sterling Software Inc*                                       528,900
      4,300 Stone & Webster Inc                                          201,563
     14,250 System Software Associates Inc*                              124,688
      8,400 True North Communications Inc                                207,900
      8,050 United States Bioscience Inc*                                 72,949
      8,400 Vantive Corp*                                                212,100
      5,000 Volt Information Sciences Inc*                               269,375
      3,100 Wall Data Inc*                                                42,238
                                                                      $8,825,736

INSURANCE --- 5.5%
     10,200 Allied Group Inc                                             291,975
     13,900 American Bankers Insurance Group Inc                         638,524
      5,500 Arthur J Gallagher & Co                                      189,404
      7,500 CMAC Investment Corp                                         452,813
      5,300 Capital RE Corp                                              328,929
      3,400 Compdent Corp*                                                68,955
      6,200 Enhance Financial Services Group Inc                         368,900
      3,600 Executive Risk Inc                                           251,323
      5,940 Fidelity National Financial Inc                              184,883
      3,900 First American Financial Corp                                288,113
     11,020 Fremont General Corp                                         603,345
     11,400 Frontier Insurance Group Inc                                 260,775
      4,300 Hilb Rogal & Hamilton Co                                      83,042
      4,600 Life Re Corp                                                 299,860
     12,800 Mutual Risk Management Ltd                                   383,194
      6,100 NAC re Corp                                                  297,753
      9,200 Orion Capital Corp                                           427,220
     10,300 Protective Life Corp                                         615,425
      9,800 Selective Insurance Group Inc                                264,600
      4,000 Trenwick Group Inc                                           150,500
      5,900 Zenith National Insurance Corp                               151,925
                                                                      $6,601,458

MFTG - CONSUMER PRODS. --- 8.4%
      4,200 Ashworth Inc*                                                 46,200
      7,400 Authentic Fitness Corp                                       136,434
      4,300 Bassett Furniture Industries Inc                             129,000
      6,100 Bowne & Company Inc                                          243,238
      6,000 Brown Group Inc                                               79,872
      6,200 Canandaigua Wine Company Inc Class B*                        343,325
      6,100 Catalina Marketing Corp*                                     282,125
     15,660 Champion Enterprises Inc*                                    322,001
     19,800 Chiquita Brands International Inc                            322,978
      2,800 Coca-Cola Bottling Co                                        193,200
      8,700 Cone Mills Corp*                                              67,425
      2,000 Corn Products International Inc*                              59,624
      4,600 Cyrk Inc*                                                     44,560
      8,200 Delta Woodside Industries Inc                                 39,975
      5,200 Designs Inc*                                                  15,600
     14,850 Dimon Inc                                                    389,813
      7,200 Earthgrains Co                                               338,400
      9,600 Ethan Allen Interiors Inc                                    370,195
      3,900 Galey & Lord Inc*                                             69,713
      6,000 Galoob Toys Inc*                                              61,122
      2,300 GoodMark Foods Inc                                            42,550
      7,450 Guilford Mills Inc                                           203,944
      8,200 Gymboree Corp*                                               224,475
      2,900 Haggar Corp                                                   45,675
     11,300 Hartmarx Corp*                                                86,163
      8,100 Interface Inc Class A                                        234,900
      2,900 J&J Snack Foods Corp*                                         47,488
      3,600 Johnston Industries Inc                                       15,750
     10,000 Just For Feet Inc*                                           131,250
      8,800 Justin Industries Inc                                        119,900
      1,900 K-Swiss Inc                                                   30,875
      5,515 K2 Inc                                                       125,466
      7,150 Kellwood Co                                                  214,500
      6,000 La-Z-Boy Chair Co                                            258,750
      5,400 Merrill Corp                                                 125,550
     17,350 Mohawk Industries Inc*                                       380,607
      2,506 National Presto Industries Inc                                99,142
      6,275 Nature's Sunshine Products Inc                               163,150
      4,600 New England Business Service Inc                             155,250
     15,400 Oakwood Homes Corp                                           511,080
      3,300 Oshkosh B'Gosh Inc Class A                                   108,900
      3,000 Oxford Industries Inc                                         97,500
      4,400 Pharmaceutical Marketing Services Inc*                        45,100
      9,100 Phillips Van-Heusen Corp                                     129,675
      5,260 Pillowtex Corp                                               183,443
      1,200 Plenum Publishing Corp                                        55,500
      5,400 Schweitzer-Mauduit International Inc                         201,150
     12,500 Smithfield Foods Inc*                                        412,500
      8,100 Sola International Inc*                                      263,250
     15,900 Stride Rite Corp                                             190,800
      2,700 Swiss Army Brands Inc*                                        27,338
      3,800 The Dixie Group Inc*                                          43,225
      3,800 The Timberland Co Class A*                                   220,636
      7,250 Titan International Inc                                      145,450
      9,900 Tultex Corp*                                                  40,214
      4,600 USA Detergents Inc*                                           37,375
      5,700 Universal Forest Products Inc                                 77,663
     13,200 Valassis Communications Inc*                                 488,400
     14,200 Wolverine World Wide Inc                                     321,275
     12,800 World Color Press Inc*                                       339,994
                                                                     $10,200,653

MFTG - INDUSTRIAL PRODS --- 15.1%
      5,500 AT Cross Co Class A                                           55,688
     10,500 Alliance Pharmaceutical Corp*                                 76,125
      8,584 Alpharma Inc Class A                                         186,702
      3,100 Amcast Industrial Corp                                        71,105
      4,600 Applied Power Inc Class A                                    317,400
      6,000 Aptargroup Inc                                               333,000
      3,100 Astec Industries Inc*                                         51,925
      9,300 BMC Industries Inc                                           149,963
      7,249 Banctec Inc*                                                 194,360
      8,700 Belden Inc                                                   306,675
      4,600 Bell Sports Corp*                                             38,810
     15,700 Bio-Technology General Corp*                                 168,775
      9,900 Birmingham Steel Corp                                        155,925
     12,500 Blount International Inc Class A                             333,588
      6,200 Buckeye Technologies Inc*                                    286,750
      2,550 Butler Manufacturing Co                                       82,238
      7,900 COR Therapeutics Inc*                                        177,750
      4,000 Cambrex Corp                                                 184,000
     12,900 Camco International Inc                                      821,562
      8,500 Caraustar Industries Inc                                     291,125
      9,000 Cephalon Inc*                                                102,375
      3,400 Chemed Corp                                                  140,886
      6,800 Chemfirst Inc                                                192,100
      5,400 Clarcor Inc                                                  159,975
      5,300 Commonwealth Industries Inc                                   76,850
      6,400 Cygnus Inc*                                                  127,200
      5,600 Dynatech Corp*                                               262,500
     12,400 Fedders Corp                                                  77,500
      4,900 Flow International Corp*                                      45,938
      7,500 Gerber Scientific Inc                                        149,063
      7,500 Global Industries Technologies Inc*                          127,028
     10,100 Griffon Corp*                                                147,713
      4,000 Handy & Harman                                               138,000
      3,500 Hauser Inc*                                                   21,000
      6,600 Helix Technology Corp                                        128,700
     14,702 ICN Pharmaceuticals Inc                                      717,634
     12,700 IDEXX Laboratories Inc*                                      202,400
      5,400 IMCO Recycling Inc                                            86,735
      7,600 Immune Response Corp*                                         84,550
      2,800 Insteel Industries Inc                                        19,250
      4,246 Intermagnetics General Corp*                                  34,231
      8,400 Intermet Corp                                                147,000
      5,300 Ionics Inc*                                                  207,363
     14,700 JLG Industries Inc                                           207,638
      2,800 Kronos Inc*                                                   86,274
      7,700 Kulicke & Soffa Industries Inc*                              143,413
      4,300 LSB Industries Inc                                            17,467
      7,750 Lilly Industries Inc Class A                                 159,844
      3,200 Lindsay Manufacturing Co                                     138,800
     12,500 Liposome Company Inc*                                         57,813
      3,700 Lone Star Industries Inc                                     196,563
      5,000 Lukens Inc                                                   142,810
      5,500 Lydall Inc*                                                  107,250
      2,800 MacDermid Inc                                                237,650
      5,150 Material Sciences Corp*                                       62,763
      3,500 McWhorter Technologies Inc*                                   90,125
      8,100 Medimmune Inc*                                               347,288
      5,600 Medusa Corp                                                  234,147
     18,000 Microchip Technology Inc*                                    540,000
      9,201 Mississippi Chemical Corp                                    167,918
      5,900 Modecular Biosystems Inc*                                     50,150
      5,800 Mueller Industries Inc*                                      342,200
     10,400 Mycogen Corp*                                                195,000
      6,148 Myers Industries Inc                                         104,897
      6,200 NBTY Inc*                                                    206,925
      2,200 Nashua Corp*                                                  25,850
      8,300 Northwestern Steel and Wire Co*                               21,788
     11,200 Novellus Systems Inc*                                        361,894
      6,800 Noven Pharmaceuticals Inc*                                    47,600
      5,300 O'Sullivan Corp                                               56,313
      7,400 OM Group Inc                                                 271,025
      4,000 Paragon Trade Brands Inc*                                     51,500
     16,141 Paxar Corp*                                                  239,080
      2,400 Penford Corporation                                           84,000
      8,000 Photronics Inc*                                              194,000
      4,500 Pope & Talbot Inc                                             67,779
      6,100 Protein Design Labs Inc*                                     244,000
      2,900 Quaker Chemical Corp                                          54,917
      4,700 Quanex Corp                                                  132,188
      3,100 RailTex Inc*                                                  44,367
      7,000 Regal-Beloit Corp                                            206,934
     10,300 Regeneron Pharmaceuticals Inc*                                88,189
      3,900 Republic Group Inc                                            63,863
      3,700 Robbins & Myers Inc                                          146,613
      9,800 Roberts Pharmaceutical Corp*                                  93,708
     10,300 Roper Industries Inc                                         290,975
      7,400 Russ Berrie & Company Inc                                    194,250
      4,100 SPS Technologies Inc*                                        178,863
      5,800 SciClone Pharmaceuticals Inc*                                 19,935
      6,200 Scotts Co Class A*                                           187,550
      6,100 Shorewood Packaging Corp*                                    163,175
      4,400 Standex International Corp                                   155,100
      4,000 Steel Technologies Inc                                        47,000
      9,000 Sturm Ruger Company Inc                                      165,933
      6,700 TXI Corp                                                     301,500
      5,300 Telxon Corp                                                  126,538
        300 Texas Industries Inc                                          13,500
      5,750 The Manitowoc Company Inc                                    186,875
      6,950 TheraTech Inc*                                                55,600
      5,675 Thomas Nelson Inc                                             65,614
      4,000 Toro Co                                                      170,500
      4,150 Tredegar Industries Inc                                      273,381
      6,900 Ultratech Stepper Inc*                                       137,138
      9,200 Valmont Industries Inc                                       179,400
      8,400 Vertex Pharmaceuticals Inc*                                  277,200
      5,200 WD-40 Co                                                     150,800
      7,500 WH Brady Co Class A                                          232,500
      2,900 Walbro Corp                                                   38,967
      3,700 Whittaker Corp*                                               40,700
      8,900 Williams Industries Inc                                      188,013
      4,700 Wolverine Tube Inc*                                          145,700
      4,250 Wynn's International Inc                                     135,469
      7,600 Xircom Inc*                                                   76,471
      4,100 Zero Corp                                                    121,463
                                                                     $18,332,110

MINING --- 0.6%
      9,500 AMCOL International Corp                                     150,813
      7,300 Coeur D'Alene Mines Co*                                       65,700
      4,900 Dravo Corp*                                                   53,900
      8,904 Getchell Gold Corp*                                          213,696
     10,400 Glamis Gold Ltd                                               38,345
     18,300 Helca Mining Co*                                              90,347
      6,800 Stillwater Mining Co*                                        113,900
                                                                        $726,701

OIL & GAS --- 3.3%
      9,800 Benton Oil & Gas Co*                                         126,783
      8,200 Cabot Oil & Gas Corp                                         159,383
      8,800 Cross Timbers Oil Co                                         219,446
     10,800 Devon Energy Corp                                            415,800
      6,200 HS Resources Inc*                                             85,634
     12,000 Newfield Exploration Co*                                     279,744
      7,800 Oceaneering International Inc*                               154,050
      5,600 Plains Resources Inc*                                         96,247
      6,500 Pool Energy Services Co*                                     144,625
     15,800 Pride International Inc*                                     398,950
      6,800 Remington Oil & Gas Corp*                                     35,272
     34,400 Santa Fe Energy Resources Inc                                387,000
      7,400 Seitel Inc*                                                  126,725
     10,800 Snyder Oil Corp                                              197,100
      3,700 St Mary Land & Exploration Co                                129,500
     14,800 Tuboscope Vetco International Corp*                          356,118
     11,900 United Meridian Corp*                                        334,688
     17,200 Vintage Petroleum Inc                                        326,800
      3,000 Wiser Oil Co                                                  42,375
                                                                      $4,016,240

OTHER ASSET-BACKED --- 0.2%
      6,800 ABM Industries Inc                                           207,822
                                                                        $207,822

OTHER TRANS. SERVICES --- 1.5%
     10,500 American Freightways Corp*                                   103,688
      6,500 Arkansas Best Corp*                                           63,375
      8,200 Expeditors International of Washington Inc                   315,700
     11,900 Fritz Companies Inc*                                         165,850
      5,600 Frozen Food Express Industries Inc                            50,400
      9,984 Heartland Express Inc*                                       268,320
      4,100 Landstar System Inc*                                         108,138
      4,100 MS Carriers Inc*                                             101,988
      4,500 Rural/Metro Corp*                                            150,188
      8,700 USFreightways Corp                                           282,750
     12,850 Werner Enterprises Inc                                       263,425
                                                                      $1,873,822

REAL ESTATE --- 0.3%
     12,200 Amresco Inc*                                                 369,050
                                                                        $369,050

RETAIL TRADE --- 8.2%
      8,600 AnnTaylor Stores Corp*                                       115,025
     10,500 Applebees International Inc                                  189,651
     19,762 Arbor Drugs Inc                                              365,597
      3,900 Au Bon Pain Inc*                                              29,492
      3,000 Bertuccis Inc*                                                19,125
     12,700 Bombay Company Inc*                                           58,738
      5,800 Books-A-Million Inc*                                          33,710
      4,000 Builders Material Holding Corp*                               42,000
     14,000 CKE Restaurants Inc                                          589,750
      5,300 Carson Pirie Scott & Co*                                     265,663
      8,800 Caseys General Stores Inc                                    223,300
      8,076 Cash America International Inc                               104,479
      9,300 Cato Corp Class A                                             82,538
      4,300 Cheesecake Factory Inc*                                      131,150
      6,875 Consolidated Products Inc*                                   112,578
      2,700 Danmark International Inc*                                    26,325
      5,500 Discount Auto Parts Inc*                                     105,188
      9,700 Eagle Hardware & Garden Inc*                                 187,938
      5,500 Express Scripts Inc*                                         330,000
      6,200 Fabri-Centers of America Inc Class A*                        138,334
      7,000 Filenes Basement Corp*                                        28,000
     13,100 Foodmaker Inc*                                               197,312
      9,500 Footstar Inc*                                                255,313
      3,500 Gottschalks Inc*                                              29,313
      7,200 Hancock Fabrics Inc                                          104,400
      3,200 IHOP Corp*                                                   104,000
      4,600 J Baker Inc                                                   25,875
      8,700 Jan Bell Marketing Inc*                                       21,750
      8,600 Landrys Seafood Restaurant Co*                               206,400
      5,700 Lechters Corp*                                                28,853
      3,200 Lillian Vernon Corp                                           53,200
      7,800 Luby's Cafeterias Inc                                        136,984
      9,500 Michaels Stores Inc*                                         277,875
      7,000 O'Reilly Automotive Inc*                                     183,750
     22,545 Pier 1 Imports Inc                                           510,081
     20,200 Proffitts Inc*                                               574,427
     16,400 Ross Stores Inc                                              596,550
      5,750 Ruby Tuesday Inc*                                            148,063
     15,700 Ryan's Family Steak Houses Inc*                              134,423
      4,000 SPX Corp                                                     276,000
     16,100 Shoney's Inc*                                                 51,311
      8,600 Shopko Stores Inc*                                           187,050
      6,200 Showbiz Pizza Time Inc*                                      142,600
      4,200 Sonic Corp*                                                  118,125
      5,600 St John Knits Inc                                            224,000
      7,700 Stein Mart Inc*                                              205,975
      7,900 TCBY Enterprises Inc                                          59,740
      5,700 TJ International Inc                                         141,075
      5,000 Taco Cabana Inc*                                              23,750
      7,600 The Dress Barn Inc*                                          215,650
      7,350 The Men's Wearhouse Inc*                                     255,413
     10,550 The Sports Authority Inc*                                    155,613
     10,580 Triarc Companies Inc Class A*                                288,305
      8,100 Whole Foods Market Inc*                                      414,113
      8,575 Williams-Sonoma Inc*                                         359,078
                                                                      $9,884,948

SECURITIES & COMMODITIES --- 1.8%
      8,973 Downey Financial Corp                                        255,165
      4,150 Interra Financial Inc                                        286,350
      8,300 Legg Mason Inc                                               464,277
      6,200 Piper Jaffray Companies Inc                                  225,909
     12,887 Quick & Reilly Group Inc                                     554,141
     10,600 Raymond James Financial Inc                                  420,682
                                                                      $2,206,524

TELEPHONE --- 0.4%
     22,300 Tel-Save Holdings Inc*                                       443,213
                                                                        $443,213

TRANSPORTATION EQUIPMENT --- 2.2%
      6,100 AAR Corp                                                     236,375
      5,700 AO Smith Corp                                                240,825
      9,700 Arctic Cat Inc                                                93,964
      7,600 BE Aerospace Inc*                                            203,300
     10,600 Breed Technologies Inc                                       193,450
     11,800 Gentex Corp*                                                 317,125
      4,300 Huffy Corp                                                    58,050
     10,800 Orbital Sciences Corp*                                       321,300
      6,100 Simpson Industries Inc                                        71,675
      3,200 Skyline Corp                                                  88,000
      4,200 Spartan Motors Inc                                            25,985
      4,400 Standard Motor Products Inc                                   99,273
      5,600 Standard Products Co                                         143,500
      2,700 Thor Industries Inc                                           92,642
      6,650 Wabash National Corp                                         189,106
      8,600 Winnebago Industries Inc                                      76,325
      9,500 Yellow Corp*                                                 238,688
                                                                      $2,689,583

UNIT INVESTMENT TRUST --- 0.5%
      2,400 Aquarion Co                                                   82,949
      3,000 Consumers Water Co                                            60,000
      6,550 Philadelphia Suburban Corp                                   192,812
      3,000 Southern California Water Co                                  75,375
     12,000 United Water Resources Inc                                   234,744
                                                                        $645,880

WATER --- 0.4%
      9,550 Halter Marine Group Inc*                                     275,756
      8,100 Kirby Corp*                                                  156,427
                                                                        $432,183

WHOLESALE TRADE - INDL --- 1.3%
      4,675 AM Castle & Co                                               106,941
      7,300 Applied Industrial Technology Inc                            195,275
     10,510 Barrett Resources Corp*                                      317,928
      3,100 Bell Industries Inc*                                          42,625
      5,250 MicroAge Inc*                                                 79,076
     13,000 Nautica Enterprises Inc*                                     302,250
      7,400 Patterson Dental Co*                                         334,850
      8,825 Pioneer Standard Electronics Inc                             134,581
      7,800 TBC Corp*                                                     74,584
                                                                      $1,588,110

WHOLESALE TRADE -CONSUMER --- 2.2%
      4,933 Commercial Metals Co                                         155,695
      6,800 Fisher Scientific International Inc                          324,700
     12,600 Fleming Companies Inc                                        169,306
      6,100 Hughes Supply Inc                                            213,116
      6,300 Kaman Corp Class A                                           103,163
      8,900 Kent Electronics Corp*                                       223,613
      3,800 Nash Finch Co                                                 72,200
     10,750 Owens & Minor Inc                                            155,875
     15,900 Richfood Holdings Inc                                        449,175
      3,400 Syncor International Corp*                                    54,825
     15,900 Tech Data Corp*                                              618,113
      5,100 Watsco Inc                                                   125,847
                                                                      $2,665,628

TOTAL COMMON STOCK --- 99.1%                                        $119,936,279
(Cost $108,950,444)

SHORT-TERM INVESTMENTS

SECURITIES & COMMODITIES --- 0.9%
  1,139,000 Merrill Lynch & Co Inc                                     1,138,810
                                                                      $1,138,810

TOTAL SHORT-TERM INVESTMENTS --- 0.9%                                 $1,138,810
(Cost $1,138,810)

TOTAL SMALL-CAP INDEX PORTFOLIO --- 100.0%                          $121,075,089
(Cost $110,089,254)


The Maxim Series Fund

Small-Cap Value Portfolio

COMMON STOCK

CONSUMER SERVICES --- 4.9%
     19,800 Allergan Inc                                                 664,528
     16,900 Berlitz International Inc*                                   439,400
                                                                      $1,103,928

CREDIT INSTITUTIONS --- 4.3%
     14,100 Northern Trust Corp                                          983,475
                                                                        $983,475

ENVIRONMENTAL SERVICES --- 2.6%
     21,300 Safety-Kleen Corp                                            584,408
                                                                        $584,408

INDUSTRIAL SERVICES --- 4.2%
     19,800 Omnicom Group Inc                                            839,025
      4,300 True North Communications Inc                                106,422
                                                                        $945,447

INSURANCE --- 6.5%
      7,800 Arthur J Gallagher & Co                                      268,609
     17,900 MBIA Inc                                                   1,195,935
                                                                      $1,464,544

MFTG - CONSUMER PRODS. --- 28.1%
    110,100 American Media Inc Class A*                                  853,275
     16,600 Central Newspapers Inc                                     1,227,354
     63,200 Golden Books Family Entertainment*                           651,718
     40,100 Hasbro Inc                                                 1,263,150
     39,600 Interface Inc Class A                                      1,148,400
     22,900 Lee Enterprises Inc                                          676,970
     13,200 Leggett & Platt Inc                                          552,750
                                                                      $6,373,617

MFTG - INDUSTRIAL PRODS --- 29.3%
     17,300 Ecolab Inc                                                   959,060
     46,500 First Brands Corp                                          1,252,571
     22,786 General Binding Corp                                         683,580
     23,100 Hunt Corp*                                                   547,170
     17,500 Libbey Inc                                                   662,813
      3,500 Oil-Dri Corporation of America                                57,750
     33,400 Shorewood Packaging Corp*                                    893,450
     61,700 Specialty Equipment Companies Inc*                         1,033,475
     17,800 WH Brady Co Class A                                          551,800
                                                                      $6,641,669

REAL ESTATE --- 5.5%
     37,800 The Rouse Co                                               1,237,950
                                                                      $1,237,950

RETAIL TRADE --- 6.5%
     31,700 Bob Evans Farms Inc                                          701,363
     24,000 Longs Drug Stores Corp                                       771,000
                                                                      $1,472,363

SECURITIES & COMMODITIES --- 1.5%
      5,500 T Rowe Price & Associates Inc                                345,813
                                                                        $345,813

WHOLESALE TRADE -CONSUMER --- 0.4%
      3,300 Stanhome Inc                                                  84,767
                                                                         $84,767

TOTAL COMMON STOCK --- 93.5%                                         $21,237,981
(Cost $17,404,000)

SHORT-TERM INVESTMENTS

ELECTRONICS - HIGH TECH --- 2.2%
    500,000 General Electric Co                                          498,496
                                                                        $498,496

SECURITIES & COMMODITIES --- 4.3%
    966,000 Merrill Lynch & Co Inc                                       965,839
                                                                        $965,839

TOTAL SHORT-TERM INVESTMENTS --- 6.5%                                 $1,464,335
(Cost $1,464,335)

TOTAL SMALL-CAP VALUE PORTFOLIO --- 100.0%                           $22,702,316
(Cost $18,868,335)


The Maxim Series Fund

Stock Index Portfolio

COMMON STOCK

AGENCY --- 0.7%
    101,900 Federal National Mortgage Association (nonvtg)             5,814,618
                                                                      $5,814,618

AGRICULTURE --- 0.1%
      6,000 Agco Corp                                                    175,500
      5,800 Dole Food Company Inc                                        265,350
                                                                        $440,850

AIR --- 0.4%
      8,800 AMR Corp*                                                  1,130,800
      2,900 ASA Holdings Inc                                              82,467
      2,400 Airborne Freight Corp                                        149,100
      1,400 Alaska Air Group Inc*                                         54,250
      7,100 Delta Air Lines Inc                                          844,900
      4,000 Pittston Brink's Group                                       161,000
     21,025 Southwest Airlines Co                                        517,741
      8,800 US Air Group Inc*                                            550,000
                                                                      $3,490,258

COMMUNICATIONS --- 3.5%
     11,750 360 Communications Co*                                       237,197
      6,000 AH Belo Corp Class A                                         336,750
    156,000 AT&T Corp                                                  9,555,000
     48,500 Airtouch Communications Inc*                               2,015,757
     67,600 CBS Corp                                                   1,989,941
     15,200 Cabletron Systems Inc*                                       228,000
      2,993 Chris-Craft Industries Inc*                                  156,570
      9,400 Clear Channel Communications Inc*                            746,708
     33,500 Comcast Corp Class A                                       1,057,327
          1 CommScope Inc*                                                    13
      4,800 Comsat Corp                                                  116,400
     27,300 Gannett Company Inc                                        1,687,468
     25,250 Nextel Communications Inc Class A*                           656,500
      2,400 TCA Cable TV Inc                                             110,400
     48,700 Tele-Communications Inc TCI Group Class A*                 1,360,532
      5,700 Telephone & Data Systems Inc                                 265,403
     46,400 US West Communications Group                               2,093,800
     58,300 US West Media Group*                                       1,683,413
      3,800 Vanguard Cellular Systems Inc Class A*                        48,450
     33,903 Viacom Inc Class B*                                        1,404,839
     86,740 Worldcom Inc*                                              2,623,885
                                                                     $28,374,353

CONSTRUCTION --- 0.1%
      2,800 Centex Corp                                                  176,224
     11,416 Clayton Homes Inc                                            205,488
      1,750 Granite Construction Inc                                      40,250
      3,700 Kaufman & Broad Home Corp                                     83,017
      2,000 Pulte Corp                                                    83,624
                                                                        $588,603

CONSUMER SERVICES --- 8.6%
      2,800 Acuson Corp*                                                  46,374
      5,600 Allegiance Corp                                              198,447
      6,300 Allergan Inc                                                 211,441
      9,900 America Online Inc*                                          882,951
     25,300 Amgen Inc                                                  1,369,363
      4,900 Apria Healthcare Group Inc*                                   65,841
      5,300 Bausch & Lomb Inc                                            210,013
     26,900 Baxter International Inc                                   1,356,755
     11,700 Becton Dickinson & Co                                        585,000
     10,500 Beverly Enterprises Inc                                      136,500
      7,100 Biogen Inc*                                                  258,263
     10,700 Biomet Inc                                                   274,188
     95,500 Bristol-Myers Squibb Co                                    9,036,688
      5,500 CR Bard Inc                                                  172,216
     16,560 CVS Corp                                                   1,060,867
      4,400 Carter-Wallace Inc                                            74,250
     75,971 Cendant Corp*                                              2,611,503
      9,100 Circus Circus Enterprises Inc*                               186,550
     62,163 Columbia/HCA Healthcare Corp                               1,841,579
      3,700 Concentra Managed Care Inc*                                  124,875
      5,475 Covance Inc*                                                 108,816
      1,500 Datascope Corp*                                               38,813
      1,300 Diagnostic Products Corp                                      36,075
    106,600 Eli Lilly & Co                                             7,422,025
      3,900 Forest Laboratories Inc*                                     192,317
     11,670 Foundation Health Systems*                                   261,116
      7,400 Genzyme Corp                                                 205,350
     10,000 H&R Block Inc                                                448,120
      9,650 Harrah's Entertainment Inc*                                  182,144
      4,250 Health Care & Retirement Corp*                               171,063
     15,600 Health Management Associates Inc*                            393,900
      3,100 HealthCare Compare Corp*                                     158,488
     37,804 Healthsouth Corp*                                          1,049,061
     24,000 Hilton Hotels Corp                                           714,000
     15,700 Humana Inc*                                                  325,775
     11,200 ITT Corp*                                                    928,200
     11,550 Ivax Corp*                                                    77,963
    129,694 Johnson & Johnson                                          8,543,592
      3,500 King World Productions Inc                                   202,125
      6,100 Manor Care Inc                                               213,500
     12,250 Marriott International Inc                                   848,313
     45,100 Medtronic Inc                                              2,359,271
    115,128 Merck & Company Inc                                       12,232,350
     17,250 Mirage Resorts Inc*                                          392,438
      5,850 Novacare Inc*                                                 76,413
      7,800 Omnicare Inc                                                 241,800
      3,991 Pacific Health Systems*                                      209,029
      8,009 Promus Hotel Corp*                                           336,378
      7,100 Quorum Health Group Inc*                                     185,488
     24,200 Service Corporation International                            893,875
      8,850 St Jude Medical Inc*                                         269,925
      4,700 Stewart Enterprises Inc Class A                              219,138
      9,200 Stryker Corp                                                 342,700
     29,300 Tenet Healthcare Corp*                                       970,563
     64,830 The Walt Disney Co                                         6,422,189
     18,050 United Healthcare Corp                                       896,850
      7,300 United States Surgical Corp                                  213,978
      6,700 Vencor Inc*                                                  163,728
      9,800 Whitman Corp                                                 255,408
                                                                     $69,905,941

CREDIT INSTITUTIONS --- 9.5%
     44,600 American Express Co                                        3,980,550
      4,900 Associated Banc-Corp                                         270,113
     13,200 BB&T Corp                                                    845,618
     56,350 Banc One Corp                                              3,060,481
     36,200 Bank of New York Company Inc                               2,092,794
     66,648 BankAmerica Corp                                           4,865,304
     14,000 BankBoston Corp                                            1,315,118
      9,400 Bankers Trust New York Corp                                1,056,908
     18,500 Barnett Banks Inc                                          1,329,688
      5,100 Beneficial Corp                                              423,938
      6,300 Capital One Financial Corp                                   341,378
      6,170 Charter One Financial Inc                                    389,481
     40,496 Chase Manhattan Corp                                       4,434,312
     43,900 Citicorp                                                   5,550,584
      4,400 City National Corp                                           162,523
     10,100 Comerica Inc                                                 911,525
     19,015 Corestates Financial Corp                                  1,522,379
     10,400 Countrywide Credit Industries Inc                            445,900
     10,600 Crestar Financial Corp                                       604,200
     14,850 Fifth Third Bancorp                                        1,213,988
     27,910 First Chicago NBD Corp                                     2,330,485
     11,175 First Security Corp                                          467,953
      6,200 First Tennessee National Corp                                413,850
     60,334 First Union Corp                                           3,092,118
      4,950 First Virginia Banks Inc                                     255,851
      8,450 First of America Bank Corp                                   651,706
     13,900 Firstar Corp                                                 589,874
     24,085 Fleet Financial Group Inc                                  1,804,858
      5,500 Golden West Financial Corp                                   537,966
      9,100 HF Ahmanson & Co                                             609,127
     10,300 Household International Inc                                1,313,889
     18,400 Huntington Bancshares Inc                                    662,400
     17,100 JP Morgan & Company Inc                                    1,930,163
     21,102 Keycorp                                                    1,494,275
     48,118 MBNA Corp                                                  1,314,199
      9,700 Marshall & Ilsley Corp                                       602,613
     24,406 Mellon Bank Corp                                           1,479,614
     12,562 Mercantile Bancorporation Inc                                772,563
      6,900 Mercantile Bankshares Corp                                   269,963
      7,300 NHG Investor Note Trust                                      239,075
     20,500 National City Corp                                         1,347,875
     68,344 NationsBank Corp                                           4,156,135
     10,700 Northern Trust Corp                                          746,325
     72,600 Norwest Corp                                               2,804,175
      9,000 Old Kent Financial Corp                                      356,625
     29,300 PNC Bank Corp                                              1,671,917
      7,700 Pacific Century Financial Corp                               190,575
     13,100 Regions Financial Corp                                       552,650
     15,400 State Street Boston Corp                                     896,080
     20,300 Suntrust Banks Inc                                         1,448,913
     16,800 Synovus Financial Corp                                       550,200
      8,900 TCF Financial Corp                                           302,039
      7,100 Union Planters Corp                                          482,353
     19,633 Wachovia Corp                                              1,592,727
     24,680 Washington Mutual Inc                                      1,574,880
      8,300 Wells Fargo & Co                                           2,817,327
      3,200 Wilmington Trust Co                                          199,600
                                                                     $77,339,720

ELECTRIC --- 3.2%
     16,778 AES Corp*                                                    782,274
     11,800 Allegheny Energy Inc                                         383,500
     18,200 American Electric Power Company Inc                          939,575
      5,000 Atlantic Energy Inc                                          105,935
     14,200 Baltimore Gas & Electric Co                                  483,680
      1,400 Black Hills Corp                                              49,350
      9,300 CMS Energy Corp                                              409,777
     14,400 Carolina Power & Light Co                                    611,093
     20,400 Central & South West Corp                                    552,065
      2,200 Central Louisiana Electric Company Inc                        71,225
      3,100 Central Maine Power Co                                        47,275
     15,193 Cinergy Corp                                                 582,074
     22,600 Consolidated Edison Co                                       926,600
     13,900 DTE Energy Co                                                482,149
      5,900 Delmarva Power & Light Co                                    136,066
     18,000 Dominion Resources Inc                                       766,116
     34,538 Duke Power Co                                              1,912,542
     36,600 Edison International                                         995,044
     23,400 Entergy Corp                                                 700,526
     17,500 FPL Group Inc                                              1,035,773
     22,099 FirstEnergy Corp*                                            640,871
      9,300 Florida Progress Corp                                        365,025
     11,600 GPU Inc                                                      488,650
      3,000 Hawaiian Electric Industries Inc                             122,625
     27,367 Houston Industries Inc                                       730,343
      3,600 Idaho Power Co                                               135,450
      6,900 Illinova Corp                                                185,865
      4,250 Ipalco Enterprises Inc                                       178,232
      6,600 Kansas City Power & Light Co                                 195,109
      6,400 LG&E Energy Corp                                             158,400
      9,633 MidAmerican Energy Holdings Co                               211,926
      3,200 Minnesota Power & Light Co                                   139,398
      5,300 Montana Power Co                                             168,604
      4,800 Nevada Power Co                                              127,498
      6,200 New England Electric System                                  265,050
      6,500 New York State Electric & Gas Corp                           230,750
     13,900 Niagara Mohawk Power Corp*                                   145,950
      6,000 Nipsco Industries Inc                                        296,622
     12,500 Northeast Utilities                                          147,650
      7,200 Northern States Power Co                                     419,400
     15,900 PP&L Resources Inc                                           380,598
     28,500 PacifiCorp                                                   778,392
     21,400 Peco Energy Co                                               518,950
      8,100 Pinnacle West Capital Corp                                   343,238
     11,400 Potomac Electric Power Co                                    294,257
      4,000 Public Service Company of New Mexico                          94,748
     22,300 Public Service Enterprise Group Inc                          706,620
      8,100 Puget Sound Power & Light Co                                 244,515
     10,350 Scana Corp                                                   309,848
     66,300 Southern Co                                                1,715,513
     12,600 Teco Energy Inc                                              354,375
     23,675 Texas Utilities Co                                           983,980
     20,800 Unicom Corp                                                  639,600
     11,600 Union Electric Co                                            501,700
      5,200 Utilicorp United Inc                                         201,822
      3,000 WPL Holdings Inc                                              99,375
     10,700 Wisconsin Energy Corp                                        307,625
                                                                     $25,801,213

ELECTRONICS - HIGH TECH --- 12.7%
     33,250 3Com Corp*                                                 1,161,655
     21,180 AMP Inc                                                      889,560
      1,400 ATL Ultrasound Inc*                                           64,400
      7,000 Adobe Systems Inc                                            288,750
     13,600 Advanced Micro Devices Inc*                                  243,943
      2,700 Aeroquip-Vickers Inc                                         132,467
      9,100 American Power Conversion Corp*                              214,988
     15,466 Analog Devices Inc*                                          428,207
      8,637 Andrew Corp*                                                 207,288
     12,200 Apple Computer Inc*                                          160,125
     35,000 Applied Materials Inc*                                     1,054,375
      9,600 Atmel Corp*                                                  178,195
      3,900 Avnet Inc                                                    257,400
      2,700 Beckman Instruments Inc                                      108,000
     18,730 Boston Scientific Corp*                                      859,239
      2,400 Briggs & Stratton Corp                                       116,549
      6,400 Cirrus Logic Inc*                                             68,000
     96,700 Cisco Systems Inc*                                         5,391,025
     72,752 Compaq Computer Corp                                       4,105,905
      8,700 Cypress Semiconductor Corp*                                   73,950
     11,300 DSC Communications Corp*                                     271,200
      4,600 Data General Corp*                                            80,210
     31,400 Dell Computer Corp*                                        2,637,600
      5,200 Dentsply International Inc                                   158,600
      6,612 Diebold Inc                                                  334,733
     14,200 Digital Equipment Corp*                                      525,400
     31,200 Eastman Kodak Co                                           1,897,334
     42,600 Emerson Electric Co                                        2,404,216
      4,333 Federal Signal Corp                                           93,701
      3,900 Flowserve Corp                                               108,954
    314,400 General Electric Co                                       23,069,100
      4,800 General Signal Corp                                          202,498
      7,700 Harris Corp                                                  353,238
     99,926 Hewlett-Packard Co                                         6,245,375
     12,200 Honeywell Inc                                                835,700
      6,400 Hubbell Inc Class B                                          315,597
      3,890 Imation Corp*                                                 62,240
      7,700 Integrated Device Technology Inc*                             72,665
    157,200 Intel Corp                                                11,043,300
     93,400 International Business Machines Corp                       9,766,091
     11,100 International Game Technology                                280,275
      8,000 Johnson Controls Inc                                         382,000
      8,100 KLA-Tencor Corp*                                             312,863
      8,700 LCI International Inc*                                       267,525
     13,600 LSI Logic Corp*                                              268,600
      6,800 Lexmark International Group Inc*                             258,400
      7,400 Linear Technology Corp                                       426,425
      4,400 Litton Industries Inc*                                       253,000
      3,000 Magnetek Inc*                                                 58,500
      6,111 Mark IV Industries Inc                                       133,678
     12,300 Maxim Integrated Products Inc*                               424,350
      9,100 Maytag Corp                                                  339,539
      6,200 Mentor Graphics Corp*                                         60,059
     20,300 Micron Technology Inc*                                       527,800
     15,108 Molex Inc                                                    485,345
     57,300 Motorola Inc                                               3,269,653
      9,831 NCR Corp*                                                    273,420
     15,700 National Semiconductor Corp*                                 407,211
      6,633 Networks Associates Inc*                                     350,720
     14,200 NextLevel Systems Inc*                                       253,825
     25,200 Northern Telecom Ltd                                       2,242,800
     33,600 Novell Inc*                                                  252,000
      2,000 OEA Inc                                                       57,874
     42,153 PG&E Corp                                                  1,283,011
      4,200 Perkin-Elmer Corp                                            298,460
      4,300 Polaroid Corp                                                209,354
     13,100 Quantum Corp*                                                262,812
     32,600 Raytheon Co                                                1,646,300
      5,700 SCI Systems Inc*                                             248,303
      7,600 Scientific-Atlanta Inc                                       127,300
     23,540 Seagate Technology Inc*                                      453,145
      7,150 Sensormatic Electronics Corp                                 117,525
      4,150 Sequent Computer Systems Inc*                                 83,000
     18,000 Silicon Graphics Inc*                                        223,866
     11,000 Solectron Corp*                                              457,182
      8,600 Sterling Commerce Inc*                                       330,558
      5,100 Storage Technology Corp*                                     315,879
      2,300 Stratus Computer Inc*                                         86,968
     36,000 Sun Microsystems Inc*                                      1,435,500
      3,750 Symbol Technologies Inc                                      141,563
      4,900 Tektronix Inc                                                194,466
      3,600 Teleflex Inc                                                 135,900
     17,400 Tellabs Inc*                                                 920,025
      8,000 Teradyne Inc*                                                256,000
     37,500 Texas Instruments Inc                                      1,687,500
     14,525 Thermo Electron Corp*                                        646,363
      5,300 Thomas & Betts Corp                                          250,425
     16,900 Unisys Corp*                                                 234,488
      2,900 Varian Associates Inc                                        146,630
      6,180 Vishay Intertechnology Inc*                                  146,003
      4,800 WW Grainger Inc                                              466,498
      7,200 Whirlpool Corp                                               396,000
     31,300 Xerox Corp                                                 2,310,316
      7,100 Xilinx Inc*                                                  248,940
      4,000 York International Corp                                      158,195
                                                                    $103,986,110

ENVIRONMENTAL SERVICES --- 0.4%
     18,987 Browning-Ferris Industries Inc                               702,519
     31,600 Laidlaw Inc Class B                                          430,550
      4,800 Ogden Corp                                                   135,298
      3,200 Rollins Inc                                                   64,998
      5,600 Safety-Kleen Corp                                            153,647
     20,800 USA Waste Services Inc*                                      816,400
     43,700 Waste Management Inc                                       1,201,750
                                                                      $3,505,162

FINANCIAL SERVICES --- 0.0%
     13,100 Green Tree Financial Corp                                    343,050
                                                                        $343,050

FORESTRY --- 0.4%
      5,400 Boise Cascade Corp                                           163,350
      2,200 Chesapeake Corp                                               75,625
      8,900 Georgia-Pacific Corp Class A                                 540,675
      8,800 Georgia-Pacific Corp Class B*                                199,646
     29,084 International Paper Co                                     1,254,248
      5,000 Longview Fibre Co                                             75,935
     10,500 Louisiana-Pacific Corp                                       199,500
     19,200 Weyerhaeuser Co                                              941,990
                                                                      $3,450,969

GAS --- 0.9%
      5,400 AGL Resources Inc                                            110,360
      5,300 Columbia Gas System Inc                                      416,379
      9,200 Consolidated Natural Gas Co                                  556,600
      2,000 Eastern Enterprises                                           90,000
      5,784 El Paso Energy Corp                                          384,636
     30,660 Enron Corp                                                 1,274,291
      2,200 Indiana Energy Inc                                            72,461
      7,500 MCN Corp                                                     302,813
      3,700 National Fuel Gas Co                                         180,142
     10,580 New Century Energies Inc                                     507,173
      4,600 Nicor Inc                                                    194,060
      3,000 Oneok Inc                                                    121,125
      8,000 Pacific Enterprises                                          301,000
      3,400 Peoples Energy Corp                                          133,875
      3,900 Questar Corp                                                 174,038
      6,100 Seagull Energy Corp*                                         125,813
      8,200 Sonat Inc                                                    375,150
     16,400 Tenneco Inc                                                  647,800
      4,200 Washington Gas Light Co                                      129,935
     30,800 Williams Companies Inc                                       873,950
                                                                      $6,971,601

HIGHWAYS --- 0.0%
      2,500 Arnold Industries Inc                                         43,125
      7,300 Ryder System Inc                                             239,075
                                                                        $282,200

HOLDING & INVEST. OFFICES --- 0.8%
      5,300 Cincinnati Financial Corp                                    745,975
     15,600 Cognizant Corp                                               695,167
     12,000 Dime Bancorp Inc                                             363,000
      5,400 Finova Group Inc                                             268,310
     12,600 Hibernia Corp                                                237,031
     11,000 MGIC Investment Corp                                         731,500
     16,950 Summit Bancorp                                               902,588
     23,591 U S Bancorp                                                2,640,706
                                                                      $6,584,277

INDEPENDENT POWER PROD --- 0.1%
      7,900 Calenergy Inc*                                               227,125
      4,800 Keyspan Energy Corp                                          176,698
      3,900 OGE Energy Corp                                              213,279
                                                                        $617,102

INDUSTRIAL SERVICES --- 5.2%
      5,466 AC Nielsen Corp*                                             133,234
      8,600 Altera Corp*                                                 284,875
      9,400 Arrow Electronics Inc*                                       304,908
      4,600 Autodesk Inc                                                 170,200
     28,100 Automatic Data Processing Inc                              1,724,638
      9,800 BMC Software Inc*                                            643,125
     20,050 Cadence Design Systems Inc*                                  491,225
      7,300 Ceridian Corp*                                               334,428
      9,400 Cintas Corp                                                  366,600
      7,175 Comdisco Inc                                                 239,910
     52,525 Computer Associates International Inc                      2,777,259
      7,500 Computer Sciences Corp*                                      626,250
     16,800 Compuware Corp*                                              537,600
      7,600 Corrections Corporation of America*                          281,671
      7,800 Deluxe Corp                                                  269,100
     16,400 Dun & Bradstreet Corp                                        507,367
      4,400 EG&G Inc                                                      91,573
      5,700 Electronic Arts Inc*                                         215,528
     14,400 Equifax Inc                                                  510,293
     41,094 First Data Corp                                            1,202,000
      5,050 Fiserv Inc*                                                  248,081
      8,100 Fluor Corp                                                   302,738
      3,900 Foster Wheeler Corp                                          105,542
      4,000 Gtech Holdings Corp*                                         127,748
     19,200 HBO & Co                                                     921,600
      2,800 Information Resources Inc*                                    37,450
     14,600 Informix Corp*                                                69,350
     12,100 Interpublic Group of Companies Inc                           602,725
      2,500 Jacobs Engineering Group Inc*                                 63,438
      3,650 Kelly Services Inc Class A                                   109,500
     61,673 Lucent Technologies Inc                                    4,926,131
      7,800 Manpower Inc                                                 274,950
      6,900 Medaphis Corp*                                                44,850
    116,400 Microsoft Corp*                                           15,044,700
      4,200 National Service Industries Inc                              208,160
      7,750 Olsten Corp                                                  116,250
     15,600 Omnicom Group Inc                                            661,050
     94,225 Oracle Systems Corp*                                       2,102,348
     12,200 Parametric Technology Corp*                                  577,975
     10,462 Paychex Inc                                                  529,639
     13,900 Pitney Bowes Inc                                           1,250,124
      1,800 Policy Management Systems Corp*                              125,212
      7,600 Reynolds & Reynolds Co Class A                               140,121
      8,700 Robert Half International Inc*                               348,000
      2,400 Shared Medical Systems Corp                                  158,400
      5,400 Sotheby's Holdings Inc Class A                                99,900
      2,700 Standard Register Co                                          93,825
      3,200 Structural Dynamics Research Corp*                            72,000
      8,300 Sungard Data System Inc*                                     257,300
      5,450 Symantec Corp*                                               119,557
      6,200 Synopsys Inc*                                                221,650
      4,100 Wallace Computer Services Inc                                159,388
      5,200 Western Atlas Inc                                            384,800
                                                                     $42,216,286

INSURANCE --- 4.7%
     16,150 AON Corp                                                     946,794
     14,252 Aetna Inc                                                  1,005,650
     13,012 Aflac Inc                                                    665,239
     41,220 Allstate Corp                                              3,745,868
      6,700 Ambac Inc                                                    308,200
      5,600 American Financial Group Inc                                 225,747
     23,421 American General Corp                                      1,266,186
     67,425 American International Group Inc                           7,332,469
     16,300 Chubb Capital Corp                                         1,232,688
      7,100 Cigna Corp                                                 1,228,740
     18,100 Conseco Inc                                                  822,410
      7,500 General Re Corp                                            1,590,000
      1,800 HSB Group Inc                                                 99,337
     11,300 Hartford Financial Services Group Inc                      1,057,251
      6,800 Jefferson-Pilot Corp                                         529,550
      9,800 Lincoln National Corp                                        765,625
     11,000 Loews Corp                                                 1,167,375
      8,600 MBIA Inc                                                     574,583
     16,300 Marsh & McLennan Companies Inc                             1,215,361
      8,900 Old Republic International Corp                              330,964
      7,600 Oxford Health Plans Inc*                                     118,271
      6,950 Progressive Corp                                             833,131
     13,000 Provident Companies Inc                                      502,125
      9,100 Providian Financial Corp                                     411,202
     13,600 SafeCo Corp                                                  663,000
      8,000 St Paul Companies Inc                                        656,496
     18,700 SunAmerica Inc                                               799,425
      3,100 The PMI Group Inc                                            224,167
     13,500 Torchmark Corp                                               567,837
      6,050 TransAmerica Corp                                            644,325
      3,300 Transatlantic Holdings Inc                                   235,950
    110,125 Travelers Group Inc                                        5,932,984
     10,800 USF&G Corp                                                   238,270
     13,300 Unum Corp                                                    723,188
                                                                     $38,660,408

MFTG - CONSUMER PRODS. --- 13.4%
     73,500 Abbott Laboratories                                        4,818,807
      3,600 Adolph Coors Co Class B                                      119,700
      5,400 Alberto-Culver Co Class B                                    173,135
      7,100 American Greetings Corp                                      277,788
     47,100 Anheuser-Busch Companies Inc                               2,072,400
     53,552 Archer-Daniels-Midland Co                                  1,161,382
     12,700 Avon Products Inc                                            779,463
      2,900 Banta Corp                                                    78,300
      9,100 Black & Decker Corp                                          355,464
      6,600 Brown-Forman Corp Class B                                    364,650
      9,600 Brunswick Corp                                               290,995
      5,700 Burlington Industries Inc*                                    78,728
     13,800 CPC International Inc                                      1,490,400
     44,000 Campbell Soup Co                                           2,557,500
      9,200 Champion International Corp                                  416,870
      1,900 Church & Dwight Inc                                           53,318
    237,600 Coca-Cola Co                                              15,830,100
     37,100 Coca-Cola Enterprises Inc                                  1,319,350
     28,400 Colgate-Palmolive Co                                       2,087,400
      8,800 CompUSA Inc*                                                 272,800
     45,300 ConAgra Inc                                                1,486,384
      3,900 Dean Foods Co                                                232,050
      9,800 Dial Corp                                                    203,958
      9,300 Dow Jones & Company Inc                                      499,289
      2,600 Dreyer's Grand Ice Cream Inc                                  62,725
      8,475 Flowers Industries Inc                                       174,263
      7,000 Fruit of the Loom Inc Class A*                               179,375
     15,200 General Mills Inc                                          1,088,700
      1,600 Gibson Greetings Inc*                                         35,000
     53,800 Gillette Co                                                5,403,511
     14,200 Guidant Corp                                                 883,950
     35,300 HJ Heinz Co                                                1,793,664
      2,900 HON Industries Inc                                           171,100
      6,800 Harcourt General Inc                                         372,300
     12,150 Hasbro Inc                                                   382,725
      4,400 Herman Miller Inc                                            240,073
     13,700 Hershey Foods Corp                                           848,537
      6,600 Hillenbrand Industries Inc                                   337,834
      2,900 Houghton Mifflin Co                                          111,288
      8,900 IBP Inc                                                      186,339
     12,800 Ikon Office Solutions Inc                                    360,000
     10,500 International Flavors & Fragrances Inc                       540,750
      1,800 International Multifoods Corp                                 50,962
      7,000 Interstate Bakeries Co                                       261,625
      2,800 JM Smucker Co Class A                                         66,150
      4,300 JP Foodservice Inc*                                          158,829
      3,000 John H Harland Co                                             63,000
      4,900 Jones Apparel Group Inc*                                     210,700
      3,700 Jostens Inc                                                   85,329
     39,500 Kellogg Co                                                 1,960,188
      8,100 Knight-Ridder Inc                                            421,200
      2,799 Lancaster Colony Corp                                        157,794
      2,900 Lance Inc                                                     76,305
      3,100 Land's End Inc*                                              108,692
      4,500 Lee Enterprises Inc                                          133,029
      9,200 Leggett & Platt Inc                                          385,250
      6,400 Liz Claiborne Inc                                            267,597
     15,900 Masco Corp                                                   808,913
     27,941 Mattel Inc                                                 1,040,802
      7,200 McCormick & Company Inc                                      201,600
      9,500 McGraw-Hill Companies Inc                                    703,000
      2,600 Media General Inc Class A                                    108,711
      5,100 Meredith Corp                                                182,004
      9,170 New York Times Co Class A                                    606,366
     15,300 Newell Co                                                    650,250
      3,400 Nine West Group Inc*                                          88,186
    145,700 Pepsico Inc                                                5,308,871
    124,200 Pfizer Inc                                                 9,260,600
    232,900 Philip Morris Companies Inc                               10,553,165
      6,300 Pioneer Hi-Bred International Inc                            675,675
      6,000 Premark International Inc                                    174,000
     13,300 Quaker Oats Co                                               701,575
     14,000 RR Donnelley & Sons Co                                       521,500
     10,200 Ralston-Ralston Purina Group                                 947,957
     14,400 Rubbermaid Inc                                               360,000
      3,500 Russell Corp                                                  92,967
     46,100 Sara Lee Corp                                              2,595,983
     70,300 Schering-Plough Corp                                       4,367,388
      1,600 Scholastic Corp*                                              60,000
     34,200 Seagram Company Ltd                                        1,105,070
     13,000 Shaw Industries Inc                                          151,125
      1,900 Springs Industries Inc Class A                                98,800
      7,600 Starbucks Corp*                                              291,650
      9,200 The Times Mirror Co Class A                                  565,800
      3,400 Tiffany & Co                                                 122,611
     53,800 Time Warner Inc                                            3,335,600
     11,800 Tribune Co                                                   734,550
      5,900 Tupperware Corp                                              164,463
     20,650 Tyson Foods Inc Class A                                      423,325
     17,700 UST Inc                                                      653,785
      5,800 Unifi Inc                                                    235,985
     61,500 Unilever NV Sponsored ADR                                  3,839,876
      3,400 Universal Corp                                               139,825
      2,500 Universal Foods Corp                                         105,625
     11,700 VF Corp                                                      537,463
      9,300 Viad Corp                                                    179,602
      6,000 Warnaco Group Inc Class A                                    188,250
      1,000 Washington Post Co Class B                                   486,500
      5,591 Wausau-Mosinee Paper                                         112,519
     10,700 Willamette Industries Inc                                    344,401
     11,200 Wm Wrigley Jr Co                                             891,094
                                                                    $109,316,447

MFTG - INDUSTRIAL PRODS --- 8.7%
      3,475 A Schulman Inc                                                87,309
      5,100 AK Steel Holding Corp                                         90,204
     10,500 Air Products & Chemicals Inc                                 863,625
      6,800 Airgas Inc*                                                   95,200
      3,000 Albany International Corp Class A                             69,000
      5,350 Albemarle Corp                                               127,731
     21,800 Alcan Aluminium Ltd                                          602,225
     16,750 Allegheny Teledyne Inc                                       433,406
     16,600 Aluminum Company of America                                1,168,225
      8,200 Alza Corp                                                    260,858
     62,400 American Home Products Corp                                4,773,600
      3,150 Ametek Inc                                                    85,050
     10,400 Armco Inc*                                                    51,345
      3,900 Armstrong World Industries Inc                               291,525
      2,400 Arvin Industries Inc                                          79,949
      2,900 Ball Corp                                                    102,405
     20,363 Bay Networks Inc*                                            520,519
      5,100 Bemis Company Inc                                            224,716
     10,850 Bethlehem Steel Corp*                                         93,581
      2,800 Betz Laboratories Inc                                        170,974
      3,900 Bowater Inc                                                  173,304
      1,600 Brush Wellman Inc                                             39,200
      6,600 Cabot Corp                                                   182,325
      3,800 Calgon Carbon Corp                                            40,850
      7,200 Callaway Golf Co                                             205,646
      2,900 Carlisle Companies Inc                                       123,975
      1,900 Carpenter Technology Corp                                     91,318
      7,200 Case Corp                                                    435,146
     35,800 Caterpillar Inc                                            1,738,520
      6,700 Centocor Inc*                                                222,775
     16,900 Chiron Corp*                                                 287,300
      3,850 Cincinnati Milacron Inc                                       99,857
      9,900 Clorox Co                                                    782,714
      4,300 Consolidated Papers Inc                                      229,513
     11,600 Cooper Industries Inc                                        568,400
      7,600 Cooper Tire & Rubber Co                                      185,250
     22,200 Corning Inc                                                  824,175
      4,400 Crane Co                                                     190,850
      7,100 Crompton & Knowles Corp                                      188,150
     12,300 Crown Cork & Seal Company Inc                                616,538
      4,300 Cytec Industries Inc*                                        201,829
      5,600 Danaher Corp                                                 353,500
     24,200 Deere & Co                                                 1,411,150
      2,200 Dexter Corp                                                   95,011
     21,400 Dover Corp                                                   773,075
     21,800 Dow Chemical Co                                            2,212,700
    108,700 EI DuPont De Nemours & Co                                  6,528,739
     47,600 EMC Corp*                                                  1,306,001
      7,500 Eastman Chemical Co                                          446,715
      6,200 Ecolab Inc                                                   343,709
     13,900 Engelhard Corp                                               241,513
      8,000 Ethyl Corp                                                    61,496
      3,600 Ferro Corp                                                    87,523
      3,800 First Brands Corp                                            102,361
     20,100 Fort James Corp                                              768,825
      3,200 Georgia Gulf Corp                                             98,000
     15,000 Goodyear Tire & Rubber Co                                    954,375
      5,700 Great Lakes Chemical Corp                                    255,788
      1,300 HB Fuller Co                                                  64,350
      4,750 Harnischfeger Industries Inc                                 167,732
      4,600 Harsco Corp                                                  198,375
      9,300 Hercules Inc                                                 465,577
     10,900 IMC Global Inc                                               356,975
     11,400 ITT Industries Inc                                           357,675
     24,000 Illinois Tool Works Inc                                    1,443,000
     15,950 Ingersoll-Rand Co                                            645,975
      4,700 Inland Steel Industries Inc                                   80,488
      3,300 Kaydon Corp                                                  107,663
      2,500 Kennametal Inc                                               129,530
     53,380 Kimberly-Clark Corp                                        2,632,275
      4,300 Lawter International Inc                                      46,763
      5,500 Lubrizol Corp                                                202,813
      7,700 Lyondell Petrochemical Co                                    204,050
      4,900 MA Hanna Co                                                  123,725
      7,000 Mallinckrodt Inc                                             266,000
      4,400 Martin Marietta Materials Inc                                160,873
     10,100 Mead Corp                                                    282,800
      6,700 Meritor Automotive Inc                                       141,115
      4,200 Millipore Corp                                               142,535
      2,200 Minerals Technologies Inc                                     99,961
     39,300 Minnesota Mining & Manufacturing Co                        3,225,037
      2,900 Modine Manufacturing Co                                       98,963
     57,000 Monsanto Co                                                2,394,000
      8,515 Moore Corporation Ltd                                        128,789
     12,800 Morton International Inc                                     440,000
     11,700 Mylan Laboratories Inc                                       244,963
        700 NCH Corp                                                      45,850
        800 Nacco Industries Inc Class A                                  85,750
      6,400 Nalco Chemical Co                                            253,197
      1,600 Nordson Corp                                                  73,400
      8,400 Nucor Corp                                                   405,821
      4,700 Olin Corp                                                    220,313
      2,500 Oregon Steel Mills Inc                                        53,280
     13,500 Owens-Illinois Inc*                                          512,150
      4,100 PH Glatfelter Co                                              76,363
     17,100 PPG Industries Inc                                           976,838
     12,200 Pall Corp                                                    252,381
     10,675 Parker Hannifin Corp                                         489,716
      3,700 Pentair Inc                                                  132,967
      7,300 Perrigo Co*                                                   97,638
     48,760 Pharmacia & Upjohn Inc                                     1,785,835
      2,800 Potlatch Corp                                                120,400
     15,100 Praxair Inc                                                  679,500
      2,350 Precision Castparts Corp                                     141,733
      2,300 RP Scherer Corp*                                             140,300
      9,381 RPM Inc                                                      143,060
      8,300 Raychem Corp                                                 357,415
      7,100 Reynolds Metals Co                                           426,000
     20,100 Rockwell International                                     1,050,225
      5,900 Rohm & Haas Co                                               564,925
      4,100 Sealed Air Corp*                                             253,175
      1,000 Sequa Corp Class A*                                           65,062
     16,600 Sherwin-Williams Co                                          460,650
      9,600 Sigma Aldrich Corp                                           381,600
      5,800 Snap-On Inc                                                  253,025
     11,680 Solutia Inc                                                  311,704
      9,170 Sonoco Products Co                                           318,080
      2,300 Southdown Inc                                                135,700
      3,200 Stewart & Stevenson Services Inc                              81,600
      9,500 Stone Container Corp Series E*                                99,152
      2,100 Tecumseh Products Co Class A                                 102,375
      5,400 Temple-Inland Inc                                            282,485
      6,880 The BF Goodrich Co                                           285,087
      8,600 The Stanley Works                                            405,808
      6,000 The Timken Co                                                206,250
      4,200 Trinity Industries Inc                                       187,425
     51,156 Tyco International Ltd                                     2,305,192
      4,400 UCAR International Inc*                                      175,723
     27,700 USX-Marathon Group                                           934,875
      8,300 USX-US Steel Group                                           259,375
      6,700 Union Camp Corp                                              359,703
     11,800 Union Carbide Corp                                           506,657
      6,400 Unisource Worlwide Inc                                        91,200
      9,000 United States Filter Co*                                     269,433
      6,200 Varco International Inc*                                     132,909
      7,100 WR Grace & Co                                                571,103
     26,200 Warner-Lambert Co                                          3,248,800
      8,400 Watson Pharmaceuticals Inc*                                  272,471
      2,600 Watts Industries Inc Class A                                  73,611
      3,000 Wellman Inc                                                   58,500
      9,850 Westvaco Corp                                                309,654
      5,500 Witco Corp                                                   224,466
      9,250 Worthington Industries Inc                                   152,625
                                                                     $71,372,097

MINING --- 0.4%
      5,300 Alumax Inc*                                                  180,200
      3,900 Asarco Inc                                                    87,504
     35,816 Barrick Gold Corp                                            667,073
     22,100 Battle Mountain Gold Co                                      129,838
      2,200 Calmat Co                                                     61,325
      1,100 Cleveland-Cliffs Inc                                          50,393
      9,000 Cyprus Amax Minerals Co                                      138,375
     13,400 Echo Bay Mines Ltd*                                           32,656
     18,594 Freeport-McMoran Copper & Gold Inc                           292,856
     14,100 Homestake Mining Co                                          125,138
     16,050 Inco Ltd                                                     272,850
        800 Maxxam Inc*                                                   34,900
     15,024 Newmont Mining Corp                                          441,330
      5,600 Phelps Dodge Corp                                            348,600
     23,000 Placer Dome Inc                                              291,801
      3,200 Vulcan Materials Co                                          326,800
                                                                      $3,481,639

OIL & GAS --- 8.0%
      8,800 Amerada Hess Corp                                            482,900
     46,800 Amoco Corp                                                 3,983,850
      5,800 Anadarko Petroleum Corp                                      351,985
      8,650 Apache Corp                                                  303,286
      7,200 Ashland Inc                                                  386,546
     30,800 Atlantic Richfield Co                                      2,467,850
      3,700 BJ Services Company*                                         266,167
     16,200 Baker Hughes Inc                                             706,725
     16,958 Burlington Resources Inc                                     759,922
     63,100 Chevron Corp                                               4,858,700
     10,200 Coastal Corp                                                 631,757
     16,850 Dresser Industries Inc                                       706,638
     13,700 Ensco International Inc                                      458,950
    236,900 Exxon Corp                                                14,495,200
     16,500 Global Marine Inc*                                           404,250
     25,300 Halliburton Co                                             1,314,006
      2,400 Helmerich & Payne Inc                                        162,900
      4,600 Kerr-McGee Corp                                              291,235
      5,300 Mapco Inc                                                    245,125
      5,400 McDermott International Inc                                  197,775
     75,400 Mobil Corp                                                 5,442,900
      4,300 Murphy Oil Corp                                              233,004
      9,650 Nabors Industries Inc*                                       303,367
      5,500 Noble Affiliates Inc                                         193,875
     12,600 Noble Drilling Corp*                                         385,875
     32,500 Occidental Petroleum Corp                                    952,640
     10,200 Oryx Energy Co*                                              260,100
      7,300 Parker Drilling Co*                                           88,965
      4,600 Pennzoil Co                                                  307,335
     25,300 Phillips Petroleum Co                                      1,230,213
      9,600 Pioneer Natural Resources Co                                 277,795
      3,350 Quaker State Corp                                             47,738
     12,000 Ranger Oil Ltd                                                82,500
      8,300 Rowan Companies Inc*                                         253,150
    206,000 Royal Dutch Petroleum Co ADR                              11,162,522
     47,600 Schlumberger Ltd                                           3,831,800
      3,900 Smith International Inc*                                     239,363
      6,900 Sun Company Inc                                              290,228
     52,600 Texaco Inc                                                 2,860,125
     15,000 Tosco Corp                                                   567,180
      9,700 Transocean Offshore Inc                                      467,414
      8,386 Ultramar Diamond Shamrock Corp                               267,304
     24,366 Union Pacific Resources Group Inc                            590,876
     23,700 UnoCal Corp                                                  919,844
      5,400 Valero Energy Corp                                           169,760
      5,026 Weatherford Enterra Inc*                                     219,888
                                                                     $65,121,528

OTHER ASSET-BACKED --- 0.1%
      5,200 Republic New York Corp                                       593,772
      9,575 Southtrust Corp                                              607,409
                                                                      $1,201,181

OTHER TRANS. SERVICES --- 0.2%
      4,300 Alexander & Baldwin Inc                                      117,442
      3,700 Caliber System Inc                                           180,142
      3,500 FMC Corp*                                                    235,592
     11,100 Federal Express Corp*                                        677,788
      2,300 GATX Corp                                                    166,893
      3,500 JB Hunt Transport Services Inc                                65,625
      3,500 Overseas Shipholding Group Inc                                76,342
      5,800 Tidewater Inc                                                319,725
                                                                      $1,839,549

RAILROADS --- 0.7%
     15,000 Burlington Northern Santa Fe Corp                          1,394,055
     21,000 CSX Corp                                                   1,134,000
      5,950 Illinois Central Corp Class A                                202,669
     10,300 Kansas City Southern Industries Inc                          327,025
     36,200 Norfolk Southern Corp                                      1,115,394
     23,700 Union Pacific Corp                                         1,479,757
      4,900 Wisconsin Central Transportation Corp*                       114,538
                                                                      $5,767,438

RETAIL TRADE --- 5.4%
     23,600 Albertson's Inc                                            1,118,050
     26,200 American Stores Co                                           538,724
     14,500 Autozone Inc*                                                420,500
      3,600 BJ Wholesale Club Inc*                                       112,950
      6,500 Barnes & Noble Inc*                                          216,938
      6,600 Bed Bath & Beyond Inc*                                       254,100
      4,200 Best Buy Inc*                                                154,875
      4,100 Bob Evans Farms Inc                                           90,713
      6,300 Brinker International Inc*                                   100,800
      4,300 Buffets Inc*                                                  40,313
     10,200 Charming Shoppes Inc*                                         47,807
      9,500 Circuit City Stores Inc                                      337,839
      4,625 Claire's Stores Inc                                           89,896
      8,068 Consolidated Stores Corp*                                    354,484
      5,900 Cracker Barrel Old Country Store Inc                         196,913
     14,700 Darden Restaurants Inc                                       183,750
     20,900 Dayton Hudson Corp                                         1,410,750
     10,600 Dillards Inc Class A                                         373,650
     11,077 Dollar General Corp                                          401,541
      2,400 Donaldson Company Inc                                        108,149
      8,250 Family Dollar Stores Inc                                     241,824
      3,600 Fastenal Co                                                  137,700
     20,100 Federated Department Stores Inc*                             865,546
      4,400 Fingerhut Companies Inc                                       94,050
     16,500 Fortune Brands Inc                                           611,523
      8,400 Fred Meyer Inc*                                              305,550
     38,700 Gap Inc                                                    1,371,412
      3,900 Gencorp Inc                                                   97,500
      7,800 General Nutrition Companies Inc*                             265,200
     17,175 Genuine Parts Co                                             582,868
      5,800 Giant Food Inc Class A                                       195,385
      3,700 Great Atlantic & Pacific Tea Company Inc                     109,842
      4,100 Hannaford Brothers Co                                        178,092
      5,425 Heilig-Meyers Co                                              65,100
     70,250 Home Depot Inc                                             4,135,969
      2,100 International Dairy Queen Inc Class A*                        56,240
     24,000 JC Penney & Company Inc                                    1,447,488
     46,900 K Mart Corp*                                                 542,258
      7,600 Kohls Corp*                                                  517,750
     24,500 Kroger Co*                                                   904,957
     26,100 Limited Inc                                                  665,550
      3,900 Lone Star Steakhouse & Saloon Inc*                            68,250
      3,700 Longs Drug Stores Corp                                       118,863
     16,800 Lowe's Companies Inc                                         801,142
      2,300 MacFrugal's Bargains-Close-Outs Inc*                          94,588
     22,200 May Department Stores Co                                   1,169,651
     66,100 McDonald's Corp                                            3,156,275
      3,500 Mercantile Stores Company Inc                                213,063
      3,300 Micro Warehouse Inc*                                          45,992
      7,400 Nordstrom Inc                                                446,775
     15,225 Office Depot Inc*                                            364,441
     11,950 Officemax Inc*                                               170,288
      4,600 Outback Steakhouse Inc*                                      132,250
      5,100 Owens Corning                                                174,038
      3,616 Payless Shoesource Inc*                                      242,724
      6,100 Pep Boys - Manny Moe & Jack                                  145,638
     12,000 Rite Aid Corp                                                704,244
      4,500 Ruddick Corp                                                  78,467
      1,950 Sbarro Inc                                                    51,308
     37,700 Sears Roebuck & Co                                         1,705,925
      9,500 Service Merchandise Co Inc*                                   20,188
     15,770 Staples Inc*                                                 437,618
     15,700 TJX Companies Inc                                            539,688
      9,900 Tandy Corp                                                   381,764
     27,400 Toys R Us Inc*                                               861,374
     14,580 Tricon Global Restaurants*                                   423,724
     12,700 US Office Products Co*                                       249,238
      8,100 Viking Office Products Inc*                                  176,677
    216,500 Wal-Mart Stores Inc                                        8,538,111
     47,300 Walgreen Co                                                1,484,038
     12,700 Wendy's International Inc                                    305,587
     14,300 Winn-Dixie Stores Inc                                        624,724
     13,000 Woolworth Corp*                                              264,875
                                                                     $44,136,074

SECURITIES & COMMODITIES --- 1.2%
      9,125 AG Edwards Inc                                               362,719
     11,353 Bear Stearns Companies Inc                                   539,268
     25,525 Charles Schwab & Company Inc                               1,070,442
     12,075 Franklin Resources Inc                                     1,049,764
     32,000 Merrill Lynch & Co Inc                                     2,333,984
     56,881 Morgan Stanley Group                                       3,363,089
     12,750 Paine Webber Group Inc                                       440,666
      5,600 T Rowe Price & Associates Inc                                352,100
                                                                      $9,512,032

TELEPHONE --- 4.3%
     12,700 ADC Telecommunications Inc*                                  530,225
      3,500 Aliant Communications Inc                                    109,813
     17,800 Alltel Corp                                                  730,904
     52,600 Ameritech Corp                                             4,234,300
     74,638 Bell Atlantic Corp                                         6,792,058
     95,300 Bellsouth Corp                                             5,366,534
      5,800 Century Telephone Enterprises Inc                            288,910
     15,800 Frontier Corp                                                380,180
     92,000 GTE Corp                                                   4,807,000
     66,900 MCI Communications Corp                                    2,864,123
     88,017 SBC Communications Inc                                     6,447,245
      6,400 Southern New England Telecommunications Corp                 321,997
     41,250 Sprint Corp                                                2,418,281
                                                                     $35,291,570

TRANSPORTATION --- 0.0%
      4,500 CNF Transportation Inc                                       172,688
                                                                        $172,688

TRANSPORTATION EQUIPMENT --- 3.5%
     54,200 Allied-Signal Inc                                          2,110,385
      2,300 Borg-Warner Automotive Inc                                   119,600
     63,600 Chrysler Corp                                              2,237,893
      3,700 Cummins Engine Company Inc                                   218,529
     10,100 Dana Corp                                                    479,750
      7,400 Eaton Corp                                                   660,450
      6,100 Echlin Inc                                                   220,741
      3,900 Federal-Mogul Corp                                           157,950
      3,500 Fleetwood Enterprises Inc                                    148,530
    115,300 Ford Motor Co                                              5,613,611
      6,000 General Dynamics Corp                                        518,622
     67,900 General Motors Corp                                        4,116,438
     14,600 Harley-Davidson Inc                                          399,675
     18,641 Lockheed Martin Corp                                       1,836,139
      7,190 Navistar International Corp*                                 178,398
      3,320 Newport News Shipbuilding Inc                                 84,451
      6,400 Northrop Grumman Corp                                        736,000
      7,440 Paccar Inc                                                   390,600
      5,700 Sundstrand Corp                                              287,138
      2,700 Superior Industries International Inc                         72,392
     11,800 TRW Inc                                                      629,825
     15,800 Textron Inc                                                  987,500
     95,976 The Boeing Co                                              4,696,778
      1,800 Thiokol Corp                                                 146,250
     22,400 United Technologies Corp                                   1,630,989
                                                                     $28,678,634

U.S. GOVERNMENTS --- 0.3%
     66,800 Federal Home Loan Mortgage Corp                            2,801,392
                                                                      $2,801,392

UNIT INVESTMENT TRUST --- 0.0%
      7,600 American Water Works Company Inc                             207,571
                                                                        $207,571

WATER --- 0.0%
      2,400 Culligan Water Technologies Inc*                             120,600
                                                                        $120,600

WHOLESALE TRADE - INDL --- 0.1%
      1,100 Lawson Products Inc                                           32,725
      4,400 McKesson Corp                                                476,023
      4,600 Sybron International Corp*                                   215,910
                                                                        $724,658

WHOLESALE TRADE -CONSUMER --- 1.8%
      9,900 Avery Dennison Corp                                          443,025
      4,800 Bergen Brunswig Corp Class A                                 202,200
     10,530 Cardinal Health Inc                                          791,066
     20,371 Costco Companies Inc*                                        909,056
     27,900 Nike Inc Class B                                           1,095,075
    129,100 Procter & Gamble Co                                       10,303,729
      2,800 Rayonier Inc                                                 119,174
      5,400 Reebok International Ltd*                                    155,585
      1,700 Stanhome Inc                                                  43,668
      5,800 SuperValu Inc                                                242,875
     16,400 Sysco Corp                                                   747,217
                                                                     $15,052,670

TOTAL COMMON STOCK --- 99.5%                                        $813,170,489
(Cost $470,536,877)

SHORT-TERM INVESTMENTS

SECURITIES & COMMODITIES --- 0.5%
  3,678,000 Merrill Lynch & Co Inc                                     3,677,387
                                                                      $3,677,387

TOTAL SHORT-TERM INVESTMENTS --- 0.5%                                 $3,677,387
(Cost $3,677,387)

TOTAL STOCK INDEX PORTFOLIO --- 100.0%                              $816,847,876
(Cost $474,214,264)


The Maxim Series Fund

T.Rowe Price Equity/Income Portfolio

BONDS

U.S. GOVERNMENTS --- 1.2%
    300,000 United States of America                                     299,625
            Treasury Notes
            6.000% February 15, 2026
    200,000 United States of America                                     200,124
            Treasury Notes
            5.750% August 15, 2003
     25,000 United States of America                                      27,019
            Treasury Notes
            7.250% August 15, 2004
     80,000 United States of America                                      79,100
            Treasury Notes
            5.625% February 15, 2006
    200,000 United States of America                                     215,874
            Treasury Notes
            7.000% July 15, 2006
  1,000,000 United States of America                                   1,002,500
            Treasury Notes
            5.875% November 15, 1999
    200,000 United States of America                                     204,750
            Treasury Notes
            6.500% May 31, 2001
     50,000 United States of America                                      52,000
            Treasury Notes
            7.750% January 31, 2000
                                                                      $2,080,992

TOTAL BONDS --- 1.2%                                                  $2,080,992
(Cost $2,007,852)

COMMON STOCK

AGENCY --- 0.9%
     27,500 Federal National Mortgage Association (nonvtg)             1,569,205
                                                                      $1,569,205

COMMUNICATIONS --- 2.2%
     50,100 AT&T Corp                                                  3,068,625
     14,900 US West Communications Group                                 672,363
                                                                      $3,740,988

CONSUMER SERVICES --- 3.8%
     10,000 Amgen Inc                                                    541,250
     20,400 Bausch & Lomb Inc                                            808,350
     10,400 Baxter International Inc                                     524,545
     13,900 CR Bard Inc                                                  435,237
     25,900 H&R Block Inc                                              1,160,631
     18,900 Hilton Hotels Corp                                           562,275
      6,500 ITT Corp*                                                    538,688
    203,100 Smith & Nephew PLC                                           600,648
     43,000 United States Surgical Corp                                1,260,416
                                                                      $6,432,040

CREDIT INSTITUTIONS --- 8.7%
      9,200 American Express Co                                          821,100
     26,100 Banc One Corp                                              1,417,543
     10,700 BankBoston Corp                                            1,005,126
     12,200 Bankers Trust New York Corp                                1,371,731
     19,130 First Union Corp                                             980,413
     15,700 Fleet Financial Group Inc                                  1,176,511
     12,200 JP Morgan & Company Inc                                    1,377,075
     49,900 Mellon Bank Corp                                           3,025,188
     19,800 Mercantile Bankshares Corp                                   774,675
     13,600 National City Corp                                           894,200
     12,300 PNC Bank Corp                                                701,863
      2,900 Wells Fargo & Co                                             984,367
                                                                     $14,529,792

ELECTRIC --- 7.9%
     17,600 Baltimore Gas & Electric Co                                  599,491
     16,800 Central & South West Corp                                    454,641
     25,087 DQE Inc                                                      881,181
     21,300 Dominion Resources Inc                                       906,570
     26,300 Duke Power Co*                                             1,456,362
     21,900 Entergy Corp                                                 655,620
     41,710 FirstEnergy Corp*                                          1,209,590
      7,100 GPU Inc                                                      299,088
     36,900 Houston Industries Inc                                       984,750
     27,900 PacifiCorp                                                   762,005
     29,300 Peco Energy Co                                               710,525
     17,500 Public Service Enterprise Group Inc                          554,523
     47,600 Southern Co                                                1,231,650
     21,200 Teco Energy Inc                                              596,250
     37,300 Unicom Corp                                                1,146,975
     18,100 Western Resources Inc                                        778,300
                                                                     $13,227,521

ELECTRONICS - HIGH TECH --- 4.0%
     26,300 AMP Inc                                                    1,104,600
     23,000 Eastman Kodak Co                                           1,398,676
     21,400 General Electric Co                                        1,570,225
     18,400 Hubbell Inc Class B                                          907,341
     19,000 PG&E Corp                                                    578,303
      1,039 Raytheon Co*                                                  51,235
     19,800 Whirlpool Corp                                             1,089,000
                                                                      $6,699,380

ENVIRONMENTAL SERVICES --- 0.5%
     29,500 Waste Management Inc                                         811,250
                                                                        $811,250

FORESTRY --- 0.9%
      7,700 Georgia-Pacific Corp Series A                                467,775
      7,700 Georgia-Pacific Corp Series B*                               174,690
     20,400 International Paper Co                                       879,750
                                                                      $1,522,215

GAS --- 0.5%
     19,400 Enron Corp                                                   806,303
                                                                        $806,303

HOLDING & INVEST. OFFICES --- 2.0%
     12,896 Chase Manhattan Corp                                       1,412,112
    152,700 Lonrho PLC                                                   233,324
     15,200 Security Capital Pacific Trust                               368,600
    221,500 Tomkins PLC                                                1,059,020
      7,500 Weingarten Realty Investors                                  336,090
                                                                      $3,409,146

INDUSTRIAL SERVICES --- 0.7%
     11,800 Deluxe Corp                                                  407,100
     26,500 Dun & Bradstreet Corp                                        819,830
                                                                      $1,226,930

INSURANCE --- 5.3%
     24,500 American General Corp                                      1,324,519
     15,500 Exel Ltd                                                     982,313
      5,900 Hilb Rogal & Hamilton Co                                     113,941
     10,600 Lincoln National Corp                                        828,125
     18,900 SafeCo Corp                                                  921,375
     17,200 St Paul Companies Inc                                      1,411,466
      8,400 TransAmerica Corp                                            894,600
     20,850 Travelers Group Inc                                        1,123,294
     29,200 USF&G Corp                                                   644,210
     48,600 Willis Corroon Group PLC                                     598,363
                                                                      $8,842,206

MFTG - CONSUMER PRODS. --- 13.2%
     39,000 Anheuser-Busch Companies Inc                               1,716,000
     17,700 Brown-Forman Corp Class B                                    977,925
     43,600 Cadbury Schweppes PLC                                        439,479
      3,200 Colgate-Palmolive Co                                         235,200
     21,000 Dow Jones & Company Inc                                    1,127,427
     19,700 General Mills Inc                                          1,411,013
     20,600 HJ Heinz Co                                                1,046,727
     34,300 International Flavors & Fragrances Inc                     1,766,450
     27,000 Knight-Ridder Inc                                          1,404,000
     39,800 McCormick & Company Inc (nonvtg)                           1,114,400
     11,400 McGraw-Hill Companies Inc                                    843,600
     43,250 Philip Morris Companies Inc                                1,959,744
     26,300 Quaker Oats Co                                             1,387,325
     21,900 RJR Nabisco Holdings Corp                                    821,250
     29,700 RR Donnelley & Sons Co                                     1,106,325
     23,000 Readers Digest Association Inc Class A                       543,375
      3,300 Readers Digest Association Inc Class B                        80,438
      4,000 Rubbermaid Inc                                               100,000
     11,200 Sara Lee Corp                                                630,694
     23,200 Tupperware Corp                                              646,700
     46,900 UST Inc                                                    1,732,345
      3,000 Unifi Inc                                                    122,061
     12,900 Unilever NV ADR                                              805,437
                                                                     $22,017,915

MFTG - INDUSTRIAL PRODS --- 14.4%
     15,000 Abbott Laboratories                                          983,430
     27,100 American Home Products Corp                                2,073,150
      9,300 Armstrong World Industries Inc                               695,175
     16,700 Consolidated Papers Inc                                      891,362
     17,511 Cooper Industries Inc                                        858,039
     25,200 Dow Chemical Co                                            2,557,800
     25,000 EI DuPont De Nemours & Co                                  1,501,550
     10,500 Eastman Chemical Co                                          625,401
     28,900 Great Lakes Chemical Corp                                  1,296,888
     12,700 Imperial Chemical Industries PLC                             824,700
      6,300 Kimberly-Clark Corp                                          310,666
     16,900 Lubrizol Corp                                                623,188
      5,150 Minnesota Mining & Manufacturing Co                          422,619
     17,300 Nalco Chemical Co                                            684,423
     24,100 Olin Corp                                                  1,129,688
     14,400 PPG Industries Inc                                           822,600
     40,900 Pall Corp                                                    846,098
     49,412 Pharmacia & Upjohn Inc                                     1,809,715
     12,500 Reynolds Metals Co                                           750,000
     27,250 USX-Marathon Group                                           919,688
     19,800 USX-US Steel Group                                           618,750
     28,200 Union Camp Corp                                            1,513,973
     33,600 Witco Corp                                                 1,371,283
                                                                     $24,130,186

MINING --- 0.7%
     17,000 Inco Ltd                                                     289,000
     30,786 Newmont Mining Corp                                          904,339
                                                                      $1,193,339

OIL & GAS --- 9.7%
     19,900 Amerada Hess Corp                                          1,092,012
     17,200 Amoco Corp                                                 1,464,150
     29,000 Atlantic Richfield Co                                      2,323,625
     12,400 British Petroleum PLC ADR                                    988,119
     18,850 Chevron Corp                                               1,451,450
     31,500 Exxon Corp                                                 1,927,390
     22,700 Mobil Corp                                                 1,638,645
     35,100 Occidental Petroleum Corp                                  1,028,851
     19,000 Phillips Petroleum Co                                        923,875
     14,100 Repsol SA Sponsored ADR                                      600,124
     24,600 Royal Dutch Petroleum Co ADR                               1,333,000
     26,600 Texaco Inc                                                 1,446,375
                                                                     $16,217,616

OTHER TRANS. SERVICES --- 0.5%
     12,200 Alexander & Baldwin Inc                                      333,206
      6,100 GATX Corp                                                    442,628
                                                                        $775,834

RAILROADS --- 2.8%
     11,200 Burlington Northern Santa Fe Corp                          1,040,894
     46,200 Norfolk Southern Corp                                      1,423,514
     34,350 Union Pacific Corp                                         2,144,711
                                                                      $4,609,119

REAL ESTATE --- 1.0%
     43,396 Simon Debartolo Group Inc                                  1,418,485
      8,700 The Rouse Co                                                 284,925
                                                                      $1,703,410

RETAIL TRADE --- 2.5%
     21,400 Fortune Brands Inc                                           793,127
     33,050 Genuine Parts Co                                           1,121,618
     26,900 JC Penney & Company Inc                                    1,622,393
     13,600 May Department Stores Co                                     716,543
                                                                      $4,253,681

TELEPHONE --- 7.0%
     53,400 Alltel Corp                                                2,192,711
     27,900 BCE Inc                                                      929,405
     17,100 Bell Atlantic Corp                                         1,556,100
     19,700 Bellsouth Corp                                             1,109,346
     28,500 Frontier Corp                                                685,767
     33,500 GTE Corp                                                   1,750,375
     26,609 SBC Communications Inc                                     1,949,109
     15,000 Southern New England Telecommunications Corp                 754,680
     13,700 Sprint Corp                                                  803,163
                                                                     $11,730,656

TRANSPORTATION EQUIPMENT --- 1.4%
     11,000 Allied-Signal Inc                                            428,307
     23,400 Echlin Inc                                                   846,776
     16,300 General Motors Corp Ser D Pfd                                988,188
                                                                      $2,263,271

TOTAL COMMON STOCK --- 90.7%                                        $151,712,003
(Cost $125,395,240)

SHORT-TERM INVESTMENTS

CREDIT INSTITUTIONS --- 1.8%
  3,000,000 Ford Motor Credit Co                                       2,995,153
                                                                      $2,995,153

ELECTRONICS - HIGH TECH --- 1.2%
  2,000,000 General Electric Co                                        1,993,291
                                                                      $1,993,291

HOLDING & INVEST. OFFICES --- 0.6%
  1,000,000 American General Finance Corp                                997,608
                                                                        $997,608

SECURITIES & COMMODITIES --- 4.5%
  7,444,000 Merrill Lynch & Co Inc                                     7,442,760
                                                                      $7,442,760

TOTAL SHORT-TERM INVESTMENTS --- 8.0%                                $13,428,812
(Cost $13,428,812)

TOTAL T.ROWE PRICE EQUITY/INCOME PORTFOLIO --- 100.0%               $167,221,807
(Cost $140,831,904)


The Maxim Series Fund

Total Return Portfolio

BONDS

U.S. GOVERNMENTS --- 36.6%
  1,920,000 United States of America                                   2,075,098
            Treasury Notes
            7.250% August 15, 2004
     25,000 United States of America                                      25,570
            Treasury Notes
            6.750% April 30, 2000
                                                                      $2,100,668

TOTAL BONDS --- 36.6%                                                 $2,100,668
(Cost $2,025,565)

COMMON STOCK

COMMUNICATIONS --- 4.9%
      1,000 AT&T Corp                                                     61,250
      3,200 CBS Corp                                                      94,198
      1,800 Comcast Corp Class A                                          56,812
      1,300 Jacor Communications Inc Class A*                             69,063
                                                                        $281,323

CONSUMER SERVICES --- 6.9%
      1,500 Cendant Corp*                                                 51,563
      1,400 Eli Lilly & Co                                                97,475
      2,498 MedPartners Inc*                                              55,893
      2,400 Philip Services Corp*                                         34,500
      2,100 Service Corporation International                             77,567
      2,400 Tenet Healthcare Corp*                                        79,500
                                                                        $396,498

CREDIT INSTITUTIONS --- 5.5%
        900 American Express Co                                           80,325
      1,100 BankAmerica Corp                                              80,300
      1,200 Mellon Bank Corp                                              72,750
      2,100 Norwest Corp                                                  81,113
                                                                        $314,488

ELECTRONICS - HIGH TECH --- 5.7%
      1,300 Compaq Computer Corp                                          73,368
      1,000 Intel Corp                                                    70,250
        800 International Business Machines Corp                          83,650
        800 Perkin-Elmer Corp                                             56,849
      3,000 Unisys Corp*                                                  41,625
                                                                        $325,742

ENVIRONMENTAL SERVICES --- 1.0%
      2,500 Allied Waste Industries Inc*                                  58,280
                                                                         $58,280

HOLDING & INVEST. OFFICES --- 4.1%
      1,400 Equity Residential Properties Trust                           70,787
      1,100 MGIC Investment Corp                                          73,150
        800 U S Bancorp                                                   89,549
                                                                        $233,486

INDUSTRIAL SERVICES --- 4.1%
      1,700 Fiserv Inc*                                                   83,513
      1,100 Lucent Technologies Inc                                       87,863
        500 Microsoft Corp*                                               64,625
                                                                        $236,001

INSURANCE --- 2.8%
        900 Allstate Corp                                                 81,788
        750 American International Group Inc                              81,563
                                                                        $163,351

MFTG - CONSUMER PRODS. --- 3.1%
      1,600 Campbell Soup Co                                              93,000
      1,300 Dominick's Supermarket Inc*                                   47,450
      1,100 Samsonite Corp*                                               34,787
                                                                        $175,237

MFTG - INDUSTRIAL PRODS --- 6.6%
        600 Aluminum Company of America                                   42,225
      1,900 Fort James Corp                                               72,675
      1,600 Lear Corp*                                                    76,000
      1,300 Pfizer Inc                                                    96,930
      2,046 Tyco International Ltd                                        92,196
                                                                        $380,026

MINING --- 1.4%
      1,000 Newmont Mining Corp                                           29,375
        600 Potash Corp of Saskatchewan Inc                               49,800
                                                                         $79,175

OIL & GAS --- 8.1%
      1,300 Coastal Corp                                                  80,518
      1,400 Devon Energy Corp                                             53,900
      1,300 Falcon Drilling Company Inc*                                  45,581
      1,200 Nabors Industries Inc*                                        37,724
      3,200 Newpark Resources Inc*                                        56,000
      1,000 Schlumberger Ltd                                              80,500
        600 Smith International Inc*                                      36,825
      1,400 Texaco Inc                                                    76,125
                                                                        $467,173

REAL ESTATE --- 1.2%
      1,800 Crescent Real Estate Equities Inc                             70,875
                                                                         $70,875

RETAIL TRADE --- 1.5%
      2,800 Walgreen Co                                                   87,850
                                                                         $87,850

SECURITIES & COMMODITIES --- 1.5%
      2,100 Charles Schwab & Company Inc                                  88,067
                                                                         $88,067

TRANSPORTATION --- 1.3%
      1,900 CNF Transportation Inc                                        72,913
                                                                         $72,913

TRANSPORTATION EQUIPMENT --- 1.0%
      1,600 Chrysler Corp                                                 56,299
                                                                         $56,299

WHOLESALE TRADE -CONSUMER --- 2.5%
      1,300 Costco Companies Inc*                                         58,013
      1,100 Procter & Gamble Co                                           87,793
                                                                        $145,806

TOTAL COMMON STOCK --- 63.4%                                          $3,632,590
(Cost $2,533,277)

TOTAL TOTAL RETURN PORTFOLIO --- 100.0%                               $5,733,258
(Cost $4,558,842)


The Maxim Series Fund

U S Government Mortgage Securities Portfolio

BONDS

AGENCY --- 79.6%
    427,498 Federal Home Loan Mortgage Corp                              493,076
            Pool #N70005
            9.500% November 1, 2020
    854,348 Federal Home Loan Mortgage Corp                              858,619
            Pool #N30345
            6.500% July 1, 2026
  2,264,121 Federal Home Loan Mortgage Corp                            2,375,289
            Pool #G00256
            8.000% November 1, 2023
  3,441,163 Federal Home Loan Mortgage Corp                            3,718,520
            Pool #G00300
            9.500% April 1, 2025
  1,102,137 Federal Home Loan Mortgage Corp                            1,155,921
            Pool #G10289
            8.500% February 1, 2008
  5,545,786 Federal Home Loan Mortgage Corp                            5,550,611
            Pool #O20005
            6.500% January 1, 2018
  1,634,629 Federal Home Loan Mortgage Corp                            1,774,226
            Pool #G10006
            10.000% January 1, 2006
  1,197,065 Federal Home Loan Mortgage Corp                            1,190,696
            Pool #O30006
            6.000% February 1, 2009
    859,246 Federal Home Loan Mortgage Corp                              902,724
            Pool #D91202
            8.500% February 1, 2013
  3,000,000 Federal Home Loan Mortgage Corp                            3,012,900
            CMO Series 1544 Class E
            6.250% June 15, 2008
  2,421,530 Federal Home Loan Mortgage Corp                            2,432,427
            Pool #E00219
            6.500% June 1, 2008
    825,968 Federal Home Loan Mortgage Corp                              829,685
            Pool #E00177
            6.500% December 1, 2007
    425,639 Federal Home Loan Mortgage Corp                              460,498
            Pool #884018
            9.500% September 1, 2020
  1,113,108 Federal Home Loan Mortgage Corp                            1,204,049
            Pool #884002
            9.500% June 1, 2020
     62,930 Federal Home Loan Mortgage Corp                               65,762
            Pool #730326
            8.500% November 1, 2006
    862,532 Federal Home Loan Mortgage Corp                              923,427
            Pool #C90085
            9.000% December 1, 2014
  2,455,882 Federal Home Loan Mortgage Corp                            2,558,047
            Pool #D64588
            8.000% August 1, 2024
  1,148,435 Federal Home Loan Mortgage Corp                            1,183,577
            Pool #D91201
            7.500% October 1, 2015
  1,250,000 Federal National Mortgage Association                      1,305,000
            CMO Series 1997-28 CL.PD
            7.500% July 18, 2023
    629,060 Federal National Mortgage Association                        646,158
            Pool #050796
            7.500% September 1, 2023
    188,076 Federal National Mortgage Association                        209,536
            Pool #091122
            9.500% March 1, 2020
  3,762,890 Federal National Mortgage Association                      3,733,239
            Pool #265477
            6.500% December 1, 2023
  1,370,974 Federal National Mortgage Association                      1,406,949
            Pool #278839
            7.500% December 1, 2024
  2,918,916 Federal National Mortgage Association                      2,961,532
            CMO Series G92-39 Class ZA
            7.000% January 25, 2018
  2,123,627 Federal National Mortgage Association                      2,179,351
            Pool #286579
            7.500% June 1, 2024
    922,417 Federal National Mortgage Association                        925,277
            Pool #288916
            6.500% May 1, 2011
    187,788 Federal National Mortgage Association                        192,715
            Pool #287606
            7.500% September 1, 2024
    756,233 Federal National Mortgage Association                        776,077
            Pool #281429
            7.500% May 1, 2024
    694,420 Federal National Mortgage Association                        688,948
            Pool #266412
            6.500% January 1, 2024
  2,582,800 Federal National Mortgage Association                      2,714,264
            Pool #250111
            8.500% August 1, 2024
  4,316,376 Federal National Mortgage Association                      4,363,554
            Pool #330420
            7.000% November 1, 2025
    379,011 Federal National Mortgage Association                        394,399
            Pool #339260
            8.000% April 1, 2021
  3,700,969 Federal National Mortgage Association                      3,735,647
            Pool #346907
            7.000% June 1, 2026
  2,384,781 Federal National Mortgage Association                      2,474,949
            Pool #367215
            8.000% September 1, 2026
  9,000,000 Federal National Mortgage Association                      9,022,500
            TBA
            6.500% March 1, 2009
     96,083 Federal National Mortgage Association                         98,605
            Pool #289190
            7.500% August 1, 2024
  2,206,033 Federal National Mortgage Association                      2,271,022
            Pool #288769
            7.500% November 1, 2024
    928,088 Federal National Mortgage Association                        925,025
            CMO Series 1993-63 CL.D
            6.500% January 25, 2003
    636,805 Federal National Mortgage Association                        683,801
            Pool #316711
            9.000% September 1, 2019
  5,589,930 Federal National Mortgage Association                      5,678,809
            Pool #313017
            7.000% July 1, 2003
  2,060,326 Federal National Mortgage Association                      2,176,941
            Pool #303583
            8.500% April 1, 2025
  2,451,591 Federal National Mortgage Association                      2,473,042
            Pool #303450
            7.000% August 1, 2025
  2,814,731 Federal National Mortgage Association                      2,864,270
            Pool #73232
            6.720% November 1, 2002
    755,885 Federal National Mortgage Association                        786,801
            Pool #302587
            8.000% December 1, 2024
    194,744 Federal National Mortgage Association                        199,854
            Pool #294255
            7.500% October 1, 2024
    916,778 Federal National Mortgage Association                        910,342
            Pool #291650
            6.500% December 1, 2017
  1,255,200 Federal National Mortgage Association                      1,269,133
            Pool #374210
            ADJ % March 1, 2027
  1,040,948 Federal National Mortgage Association                      1,080,243
            Pool #367209
            7.500% June 1, 2016
  2,000,169 Federal National Mortgage Association                      1,980,167
            Pool #347434
            6.500% June 1, 2026
    900,680 Federal National Mortgage Association                        948,776
            Pool #335658
            8.500% August 1, 2021
  1,055,061 Government National Mortgage Association                   1,083,083
            Pool #388198
            7.500% May 15, 2024
    454,695 Government National Mortgage Association                     465,917
            Pool #404064
            7.500% March 15, 2025
  1,156,619 Government National Mortgage Association                   1,188,055
            Pool #357659
            7.500% May 15, 2023
     70,473 Government National Mortgage Association                      72,526
            Pool #355360
            7.500% October 15, 2021
  1,163,425 Government National Mortgage Association                   1,195,046
            Pool #351163
            7.500% August 15, 2023
  6,065,049 Government National Mortgage Association                   6,256,629
            Pool #348622
            7.500% April 15, 2023
    308,317 Government National Mortgage Association                     311,687
            Pool #346023
            7.000% February 15, 2024
    354,533 Government National Mortgage Association                     358,632
            Pool #345116
            7.000% December 15, 2023
    422,094 Government National Mortgage Association                     426,974
            Pool #343630
            7.000% July 15, 2023
    649,626 Government National Mortgage Association                     657,136
            Pool #358062
            7.000% August 15, 2023
     59,952 Government National Mortgage Association                      61,581
            Pool #360300
            7.500% June 15, 2023
    195,328 Government National Mortgage Association                     200,637
            Pool #360618
            7.500% July 15, 2023
    267,633 Government National Mortgage Association                     270,727
            Pool #361826
            7.000% September 15, 2023
  1,210,510 Government National Mortgage Association                   1,242,845
            Pool #362184
            7.500% January 15, 2024
  1,483,640 Government National Mortgage Association                   1,544,914
            Pool #365382
            8.000% June 15, 2025
  3,728,632 Government National Mortgage Association                   3,769,386
            Pool #371006
            7.000% January 15, 2024
    448,243 Government National Mortgage Association                     453,703
            Pool #332076
            7.000% November 15, 2022
    130,391 Government National Mortgage Association                     133,853
            Pool #335265
            7.500% February 15, 2024
    291,173 Government National Mortgage Association                     299,087
            Pool #339079
            7.500% February 15, 2023
  6,178,975 Government National Mortgage Association                   6,460,736
            Pool #780077
            8.000% March 15, 2025
 12,000,000 Government National Mortgage Association                  12,102,000
            TBA
            7.000% November 15, 2024
  1,027,085 Government National Mortgage Association                   1,092,203
            Pool #380118
            8.500% July 15, 2024
  1,495,147 Government National Mortgage Association                   1,534,859
            7.500% June 15, 2024
  1,137,715 Government National Mortgage Association                   1,150,151
            7.000% April 15, 2024
  2,000,000 Government National Mortgage Association                   1,980,600
            TBA
            6.500% December 1, 2025
    121,552 Government National Mortgage Association                     122,881
            Pool #379840
            7.000% March 15, 2024
    444,316 Government National Mortgage Association II                  465,421
            Pool #002250
            8.500% July 20, 2026
    201,551 Government National Mortgage Association II                  211,125
            Pool #002158
            8.500% January 20, 2026
    338,640 Government National Mortgage Association II                  352,930
            Pool #001477
            8.000% November 20, 2023
    227,012 Government National Mortgage Association II                  235,321
            Pool #2059
            8.000% August 20, 2025
     93,401 Government National Mortgage Association II                   97,837
            Pool #002142
            8.500% December 20, 2025
    344,816 Government National Mortgage Association II                  361,195
            Pool #002220
            8.500% May 20, 2026
    728,578 Government National Mortgage Association II                  763,186
            Pool #002235
            8.500% June 20, 2026
  1,354,000 US Department of Veterans Affairs                          1,375,393
            Vendee Trust Ser.1996-3 CL.1E
            6.750% August 15, 2020
  3,000,000 US Department of Veterans Affairs                          3,008,700
            Vendee Ser.94-1 CL.2G
            6.150% January 15, 2001
  2,000,000 US Department of Veterans Affairs                          2,141,000
            Vendee Trust Ser.1997-3 CL.2D
            7.500% January 15, 2025
                                                                    $146,214,936

U.S. GOVERNMENTS --- 6.1%
  2,000,000 Tennessee Valley Authority                                 2,039,680
            Notes
            6.375% June 15, 2005
  5,000,000 United States of America                                   5,164,050
            Treasury Notes
            6.625% April 30, 2002
  2,000,000 United States of America                                   2,039,680
            Treasury Notes
            6.250% June 30, 2002
  2,000,000 United States of America                                   2,007,180
            Treasury Notes
            5.875% September 30, 2002
                                                                     $11,250,590

TOTAL BONDS --- 85.7%                                               $157,465,526
(Cost )

SHORT-TERM INVESTMENTS

CREDIT INSTITUTIONS --- 3.8%
  7,000,000 Ford Motor Credit Co                                       6,968,107
                                                                      $6,968,107

ELECTRONICS - HIGH TECH --- 3.8%
  7,000,000 General Electric Co                                        6,976,935
                                                                      $6,976,935

HOLDING & INVEST. OFFICES --- 0.5%
  1,000,000 American General Finance Corp                                996,907
                                                                        $996,907

SECURITIES & COMMODITIES --- 6.2%
  3,400,000 Merrill Lynch & Co Inc                                     3,399,433
  8,000,000 Morgan Stanley Group                                       7,975,169
                                                                     $11,374,602

TOTAL SHORT-TERM INVESTMENTS --- 14.3%                               $26,316,551
(Cost $26,316,551)

TOTAL U S GOVERNMENT MORTGAGE SECURITIES PORTFOLIO --- 100.0%       $183,782,077
(Cost )


The Maxim Series Fund

U S Government Securities Portfolio

BONDS

AGENCY --- 79.9%
    184,279 Federal Home Loan Mortgage Corp                              182,882
            Pool #E55428
            6.000% January 1, 2009
    667,764 Federal Home Loan Mortgage Corp                              664,826
            Pool #M70044
            6.000% March 1, 2009
  1,168,905 Federal Home Loan Mortgage Corp                            1,174,750
            Pool #30148
            6.500% August 1, 2023
    106,336 Federal Home Loan Mortgage Corp                              105,530
            Pool #E00241
            6.000% October 1, 2008
  1,452,493 Federal Home Loan Mortgage Corp                            1,441,483
            Pool #G10331
            6.000% September 1, 2009
    697,335 Federal Home Loan Mortgage Corp                              692,049
            Pool #G10205
            6.000% May 1, 2009
    749,097 Federal Home Loan Mortgage Corp                              809,474
            Pool #G00300
            9.500% April 1, 2025
    803,536 Federal Home Loan Mortgage Corp                              797,386
            Pool #E57977
            6.000% April 1, 2009
  1,738,712 Federal Home Loan Mortgage Corp                            1,824,083
            Pool #G00256
            8.000% November 1, 2023
    673,601 Federal Home Loan Mortgage Corp                              757,396
            Pool #260025
            10.250% October 1, 2010
    399,742 Federal Home Loan Mortgage Corp                              413,813
            Pool #220010
            8.750% August 1, 2001
    107,851 Federal Home Loan Mortgage Corp                              114,674
            Pool #730096
            10.000% July 1, 2005
  2,632,542 Federal Home Loan Mortgage Corp                            2,727,130
            Pool #G00411
            8.000% November 1, 2025
    356,053 Federal Home Loan Mortgage Corp                              353,354
            Pool #G10257
            6.000% July 1, 2009
  1,280,661 Federal Home Loan Mortgage Corp                            1,286,424
            Pool #E00177
            6.500% December 1, 2007
    774,137 Federal Home Loan Mortgage Corp                              928,965
            Pool #N70016
            11.000% July 1, 2020
  1,248,061 Federal National Mortgage Association                      1,232,834
            Pool #331689
            6.500% February 1, 2026
    952,792 Federal National Mortgage Association                        928,972
            CMO Series 1993-68 Class Z
            6.000% May 25, 2008
    553,685 Federal National Mortgage Association                        595,211
            Pool #039271
            8.950% December 1, 2016
    788,911 Federal National Mortgage Association                        824,585
            Pool #124652
            8.500% July 1, 2022
  1,700,253 Federal National Mortgage Association                      1,715,130
            Pool #303450
            7.000% August 1, 2025
    929,307 Federal National Mortgage Association                        957,930
            Pool #288761
            7.500% October 1, 2024
  1,632,922 Federal National Mortgage Association                      1,683,216
            Pool #288748
            7.500% September 1, 2024
    870,079 Federal National Mortgage Association                        872,776
            Pool #288916
            6.500% May 1, 2011
  1,461,217 Federal National Mortgage Association                      1,506,223
            Pool #288735
            7.500% August 1, 2024
  2,774,199 Federal National Mortgage Association                      2,931,218
            Pool #303583
            8.500% April 1, 2025
  1,187,765 Government National Mortgage Association                   1,294,308
            Pool #248357
            9.000% July 15, 2018
  6,257,985 Government National Mortgage Association                   6,314,932
            Pool #417239
            7.000% February 15, 2026
  3,500,000 Government National Mortgage Association                   3,466,050
            TBA
            6.500% December 1, 2025
  1,829,234 Government National Mortgage Association                   1,879,538
            Pool #399917
            7.500% April 15, 2026
  1,149,626 Government National Mortgage Association II                1,191,703
            Pool #2059
            8.000% August 20, 2025
    100,546 Government National Mortgage Association II                  108,339
            Pool #001831
            9.500% May 20, 2022
  2,492,000 US Department of Veteran Affairs                           2,535,610
            Vendee Trust Ser.1996-1 CL.1D
            6.750% October 15, 2016
  2,000,000 US Department of Veterans Affairs                          2,005,800
            Vendee Ser.94-1 CL.2G
            6.150% January 15, 2001
  1,000,000 US Department of Veterans Affairs                          1,029,900
            Vendee Trust Ser.1995-3 CL.1C
            7.250% July 15, 2014
  1,000,000 US Department of Veterans Affairs                          1,049,700
            Vendee Trust Ser.1997-3 CL.2B
            7.500% September 15, 2005
  1,000,000 US Department of Veterans Affairs                          1,015,800
            Vendee Trust Ser.1996-3 CL.1E
            6.750% August 15, 2020
                                                                     $49,413,994

U.S. GOVERNMENTS --- 6.6%
  3,000,000 United States of America                                   3,059,520
            Treasury Notes
            6.250% June 30, 2002
  1,000,000 United States of America                                   1,003,590
            Treasury Notes
            5.875% September 30, 2002
                                                                      $4,063,110

TOTAL BONDS --- 86.4%                                                $53,477,104
(Cost $51,552,962)

SHORT-TERM INVESTMENTS

CREDIT INSTITUTIONS --- 4.5%
  1,100,000 American Express Co                                        1,097,800
  1,700,000 Ford Motor Credit Co                                       1,696,882
                                                                      $2,794,682

ELECTRONICS - HIGH TECH --- 4.5%
  2,800,000 General Electric Co                                        2,790,886
                                                                      $2,790,886

SECURITIES & COMMODITIES --- 4.5%
  2,798,000 Merrill Lynch & Co Inc                                     2,797,534
                                                                      $2,797,534

TOTAL SHORT-TERM INVESTMENTS --- 13.6%                                $8,383,102
(Cost $8,383,102)

TOTAL U S GOVERNMENT SECURITIES PORTFOLIO --- 100.0%                 $61,860,206
(Cost $59,936,064)


The Maxim Series Fund

Value Index Portfolio

COMMON STOCK

AGENCY --- 0.1%
      5,700 Federal National Mortgage Association (nonvtg)               325,253
                                                                        $325,253

AGRICULTURE --- 0.1%
      3,600 Agco Corp                                                    105,300
      1,500 Dole Food Company Inc                                         68,625
                                                                        $173,925

AIR --- 1.0%
      5,200 AMR Corp*                                                    668,200
      2,900 Continental Airlines Inc Class B*                            139,563
      4,200 Delta Air Lines Inc                                          499,800
      2,300 Northwest Airlines Corp*                                     110,113
        500 Pittston Brink's Group                                        20,125
     12,500 Southwest Airlines Co                                        307,813
      3,300 UAL Corp*                                                    305,250
      4,000 US Air Group Inc*                                            250,000
                                                                      $2,300,864

COMMUNICATIONS --- 5.1%
        100 AH Belo Corp Class A                                           5,613
     92,600 AT&T Corp                                                  5,671,750
        300 BHC Communications Inc                                        39,075
     40,524 CBS Corporation                                            1,192,905
      2,800 Chancelor Media Corp*                                        208,950
        945 Chris-Craft Industries Inc*                                   49,435
        733 CommScope Inc*                                                 9,849
      3,700 Cox Communications Inc*                                      148,229
      2,500 Gannett Company Inc                                          154,530
        533 Gaylord Entertainment                                         17,022
      1,300 HSN Inc*                                                      66,950
     11,400 Nextel Communications Inc Class A*                           296,400
         50 PanAmStat Corp*                                                2,156
      1,400 Scripps Howard Broadcasting Co Class A                        67,812
      1,200 Tele Communications Intl Inc Class A*                         21,600
     15,600 Tele-Communications Inc*                                     435,817
     10,100 Tele-Communications Inc - Liberty Media Group Class A*       366,125
      1,500 Telephone & Data Systems Inc                                  69,843
     27,500 US West Communications Group                               1,240,938
     34,600 US West Media Group*                                         999,075
        520 United States Cellular Corp*                                  16,120
      9,100 Viacom Inc Class B*                                          377,077
     18,700 Worldcom Inc*                                                565,675
                                                                     $12,022,946

CONSTRUCTION --- 0.1%
      1,600 Centex Corp                                                  100,699
      1,600 Clayton Homes Inc                                             28,800
      1,100 Johns Manville Corp                                           11,068
                                                                        $140,567

CONSUMER SERVICES --- 2.2%
      3,280 Allegiance Corp                                              116,233
      3,500 Allergan Inc                                                 117,467
      2,900 Bausch & Lomb Inc                                            114,913
        500 Becton Dickinson & Co                                         25,000
      5,000 Beverly Enterprises Inc                                       65,000
     19,500 Bristol-Myers Squibb Co                                    1,845,188
      3,300 CR Bard Inc                                                  103,330
      4,565 Cendant Corp*                                                156,922
      2,000 Circus Circus Enterprises Inc*                                41,000
     18,800 Columbia/HCA Healthcare Corp                                 556,950
        600 DePuy Inc                                                     17,250
      3,600 Extended Stay America Inc*                                    44,773
        900 Forest Laboratories Inc*                                      44,381
      1,000 Genesis Health Ventures Inc*                                  26,375
      1,800 Genzyme Corp                                                  49,950
      2,600 H&R Block Inc                                                116,511
      4,200 Harrah's Entertainment Inc*                                   79,275
      1,200 Hertz Corp                                                    48,300
      5,200 Hilton Hotels Corp                                           154,700
      9,200 Host Marriott Corp*                                          180,550
      2,700 Humana Inc*                                                   56,025
        500 ITT Corp*                                                     41,438
      3,400 Ivax Corp*                                                    22,950
      1,400 King World Productions Inc                                    80,850
        600 MGM Grand Inc*                                                21,637
      1,600 Manor Care Inc                                                56,000
        500 Mirage Resorts Inc*                                           11,375
        346 Pacific Health Systems*                                       18,122
      1,000 Promus Hotel Corp*                                            42,000
        500 St Jude Medical Inc*                                          15,250
        850 Stewart Enterprises Inc Class A                               39,631
     12,687 Tenet Healthcare Corp*                                       420,257
      2,100 The Walt Disney Co                                           208,030
      2,600 United Healthcare Corp                                       129,186
      2,600 United States Surgical Corp                                   76,211
        400 Universal Health Services Inc Class B*                        20,150
        200 Wellpoint Health Networks*                                     8,450
      3,900 Whitman Corp                                                 101,642
                                                                      $5,273,272

CREDIT INSTITUTIONS --- 16.9%
      1,300 Advanta Corp Class A                                          34,125
      4,250 AmSouth Bancorp                                              230,826
      6,300 American Express Co                                          562,275
        600 Associates First Capital Corp                                 42,675
      6,370 BB&T Corp                                                    408,075
     33,242 Banc One Corp                                              1,805,440
     21,700 Bank of New York Company Inc                               1,254,520
     39,698 BankAmerica Corp                                           2,897,954
      8,340 BankBoston Corp                                              783,435
      5,596 Bankers Trust New York Corp                                  629,197
     11,300 Barnett Banks Inc                                            812,188
      3,000 Beneficial Corp                                              249,375
        100 Capital One Financial Corp                                     5,419
      3,604 Charter One Financial Inc                                    227,503
     26,900 Citicorp                                                   3,401,155
      2,200 City National Corp                                            81,261
      6,000 Comerica Inc                                                 541,500
      2,230 Commerce Bancshares Inc                                      151,083
      3,700 Compass Bancshares Inc                                       161,875
     11,605 Corestates Financial Corp                                    929,120
      5,800 Countrywide Credit Industries Inc                            248,675
      6,300 Crestar Financial Corp                                       359,100
      2,300 Deposit Guaranty Corp                                        130,813
        525 Fifth Third Bancorp                                           42,919
      3,300 First American Corp                                          164,175
     17,782 First Chicago NBD Corp                                     1,484,797
      2,200 First Commerce Corp                                          147,950
      1,575 First Commercial Corp                                         92,334
        243 First Empire State Corp                                      112,995
      1,200 First Hawaiian Inc                                            47,700
      6,550 First Security Corp                                          274,281
      3,600 First Tennessee National Corp                                240,300
     32,510 First Union Corp                                           1,666,138
      3,000 First Virginia Banks Inc                                     155,061
      5,050 First of America Bank Corp                                   389,481
      3,700 FirstMerit Corp                                              104,988
      6,800 Firstar Corp                                                 288,572
     14,265 Fleet Financial Group Inc                                  1,068,976
      2,700 Golden West Financial Corp                                   264,092
      5,700 HF Ahmanson & Co                                             381,541
        600 Household International Inc                                   76,537
      9,042 Huntington Bancshares Inc                                    325,512
     10,200 JP Morgan & Company Inc                                    1,151,325
     12,582 Keycorp                                                      890,957
      5,700 Marshall & Ilsley Corp                                       354,113
     14,792 Mellon Bank Corp                                             896,765
      7,350 Mercantile Bancorporation Inc                                452,025
      4,050 Mercantile Bankshares Corp                                   158,456
      2,500 NHG Investor Note Trust                                       81,875
     12,300 National City Corp                                           808,725
     41,568 NationsBank Corp                                           2,527,833
      3,800 North Fork Bancorporation Inc                                127,536
      5,300 Northern Trust Corp                                          369,675
     38,900 Norwest Corp                                               1,502,513
      5,454 Old Kent Financial Corp                                      216,115
     18,365 PNC Bank Corp                                              1,047,944
      4,500 Pacific Century Financial Corp                               111,375
      1,200 Peoples Bank of Bridgeport                                    45,600
      3,900 Popular Inc                                                  193,050
      7,800 Regions Financial Corp                                       329,059
      1,100 Star Banc Corp                                                63,113
      8,700 State Street Boston Corp                                     506,227
     12,100 Suntrust Banks Inc                                           863,638
      4,100 TCF Financial Corp                                           139,142
        100 The Money Store Inc                                            2,100
      3,800 Union Planters Corp                                          258,161
        600 Unionbancal Corp                                              64,500
      2,385 Valley National Bancorp                                       93,759
     11,142 Wachovia Corp                                                903,895
      2,700 Washington Federal Inc                                        84,880
     12,830 Washington Mutual Inc                                        818,708
      4,333 Wells Fargo & Co                                           1,470,781
      4,000 Western National Corp                                        118,500
      1,800 Wilmington Trust Co                                          112,275
      1,400 Zions Bancorp                                                 63,525
                                                                     $40,104,083

ELECTRIC --- 6.5%
      7,000 Allegheny Energy Inc                                         227,500
     10,800 American Electric Power Company Inc                          557,550
      8,400 Baltimore Gas & Electric Co                                  286,121
      2,800 Boston Edison Co                                             106,050
      5,500 CMS Energy Corp                                              242,341
      8,600 Carolina Power & Light Co                                    364,958
     12,100 Central & South West Corp                                    327,450
      8,416 Cinergy Corp                                                 322,434
      1,900 Cipsco Inc                                                    84,075
     14,061 Citizens Utilities Class A*                                  135,337
     13,400 Consolidated Edison Company of New York Inc                  549,400
      6,000 DPL Inc                                                      172,500
      4,400 DQE Inc                                                      154,550
      8,300 DTE Energy Co                                                287,902
     10,600 Dominion Resources Inc                                       451,157
     20,545 Duke Power Co                                              1,137,662
     22,900 Edison International                                         622,582
      6,000 Enova Corp                                                   162,372
     13,779 Entergy Corp                                                 412,502
      9,300 FPL Group Inc                                                550,439
     13,152 FirstEnergy Corp*                                            381,408
      5,200 Florida Progress Corp                                        204,100
      6,900 GPU Inc                                                      290,663
     17,119 Houston Industries Inc                                       456,855
      2,100 Idaho Power Co                                                79,013
      4,300 Illinova Corp                                                115,829
      2,550 Ipalco Enterprises Inc                                       106,939
      2,100 KU Energy Corp                                                82,425
      3,100 Kansas City Power & Light Co                                  91,642
      3,800 LG&E Energy Corp                                              94,050
      6,900 Long Island Lighting Co                                      207,863
      5,600 MidAmerican Energy Holdings Co                               123,200
      3,100 Montana Power Co                                              98,617
      3,700 New England Electric System                                  158,175
      3,800 New York State Electric & Gas Corp                           134,900
      8,200 Niagara Mohawk Power Corp*                                    86,100
      3,600 Nipsco Industries Inc                                        177,973
      7,800 Northeast Utilities                                           92,134
      4,200 Northern States Power Co                                     244,650
      9,400 PP&L Resources Inc                                           225,008
     16,900 PacifiCorp                                                   461,573
     12,700 Peco Energy Co                                               307,975
      4,800 Pinnacle West Capital Corp                                   203,400
      6,800 Potomac Electric Power Co                                    175,522
     13,200 Public Service Enterprise Group Inc                          418,268
      4,800 Puget Sound Power & Light Co                                 144,898
      6,100 Scana Corp                                                   182,616
     38,800 Southern Co                                                1,003,950
      7,500 Teco Energy Inc                                              210,938
     13,017 Texas Utilities Co                                           541,013
     12,300 Unicom Corp                                                  378,225
      5,800 Union Electric Co                                            250,850
      3,100 Utilicorp United Inc                                         120,317
      3,700 Western Resources Inc                                        159,100
      6,400 Wisconsin Energy Corp                                        184,000
                                                                     $15,349,071

ELECTRONICS - HIGH TECH --- 6.8%
      9,500 AMP Inc                                                      399,000
      3,900 Advanced Micro Devices Inc*                                   69,954
      1,500 Aeroquip-Vickers Inc                                          73,593
      7,200 Apple Computer Inc*                                           94,500
      2,200 Avnet Inc                                                    145,200
      1,600 Beckman Instruments Inc                                       64,000
      5,000 Black & Decker Corp                                          195,310
      1,500 Briggs & Stratton Corp                                        72,843
      3,555 Compaq Computer Corp                                         200,634
      2,600 Cypress Semiconductor Corp*                                   22,100
      2,000 DSC Communications Corp*                                      48,000
        800 DST Systems Inc*                                              34,150
        300 Dallas Semiconductor Corp                                     12,225
      8,500 Digital Equipment Corp*                                      314,500
     15,300 Eastman Kodak Co                                             930,424
      1,300 Electronic Data Systems Corp                                  57,118
     18,400 Emerson Electric Co                                        1,038,441
     15,600 General Electric Co                                        1,144,650
        550 General Semiconductor Inc                                      6,359
      2,700 General Signal Corp                                          113,905
      4,500 Harris Corp                                                  206,438
      1,500 Honeywell Inc                                                102,750
      3,000 Hubbell Inc Class B                                          147,936
     55,500 International Business Machines Corp                       5,803,191
        400 International Game Technology                                 10,100
        200 Jabil Circuit Inc*                                             7,950
      4,800 Johnson Controls Inc                                         229,200
      1,800 Komag Inc*                                                    26,775
      2,000 Litton Industries Inc*                                       115,000
      3,668 Mark IV Industries Inc                                        80,238
      5,500 Maytag Corp                                                  205,216
        600 Memc Electronic Materials Inc*                                 9,150
        500 Micron Technology Inc*                                        13,000
      2,200 Motorola Inc                                                 125,536
      5,831 NCR Corp*                                                    162,172
      7,300 National Semiconductor Corp*                                 189,340
      1,000 NextLevel Systems Inc*                                        17,875
     16,800 Novell Inc*                                                  126,000
     24,852 PG&E Corp                                                    756,420
        200 Pittway Corp Class A                                          13,925
      2,100 Polaroid Corp                                                102,243
     13,500 Raytheon Co                                                  681,750
        600 Scientific-Atlanta Inc                                        10,050
      2,300 Sensormatic Electronics Corp                                  37,805
      5,200 Silicon Graphics Inc*                                         64,672
      3,500 Storage Technology Corp*                                     216,780
        200 Symbol Technologies Inc                                        7,550
      2,600 Tektronix Inc                                                103,186
      1,500 Teleflex Inc                                                  56,625
      1,400 Thermo Electron Corp*                                         62,300
      2,700 Thomas & Betts Corp                                          127,575
      5,300 Unisys Corp*                                                  73,538
      1,600 VLSI Technology Inc*                                          37,800
      2,075 Vishay Intertechnology Inc*                                   49,022
      2,300 WW Grainger Inc                                              223,530
      3,800 Whirlpool Corp                                               209,000
      7,300 Xerox Corp                                                   538,828
      1,750 York International Corp                                       69,234
                                                                     $16,056,606

ENVIRONMENTAL SERVICES --- 0.5%
     11,259 Browning-Ferris Industries Inc                               416,583
        600 WMX Technologies Inc                                          16,500
     25,900 Waste Management Inc                                         712,250
                                                                      $1,145,333

FOREIGN BANKS --- 0.0%
        453 ING Groep NV*                                                 18,362
                                                                         $18,362

FORESTRY --- 0.8%
      3,000 Boise Cascade Corp                                            90,750
     10,400 Georgia-Pacific Corp                                         433,872
     17,118 International Paper Co                                       738,214
      6,200 Louisiana-Pacific Corp                                       117,800
     11,400 Weyerhaeuser Co                                              559,307
                                                                      $1,939,943

GAS --- 1.5%
      3,100 Columbia Gas System Inc                                      243,542
      5,400 Consolidated Natural Gas Co                                  326,700
      3,413 El Paso Energy Corp                                          226,965
     11,658 Enron Corp                                                   484,530
      1,500 KN Energy Inc                                                 81,000
      4,400 MCN Corp                                                     177,650
      2,300 NGC Corp                                                      40,250
      2,000 National Fuel Gas Co                                          97,374
      6,000 New Century Energies Inc                                     287,622
      2,800 Nicor Inc                                                    118,124
      4,700 Pacific Enterprises                                          176,838
      2,000 Peoples Energy Corp                                           78,750
      2,100 Questar Corp                                                  93,713
      3,000 Seagull Energy Corp*                                          61,875
      2,700 Sonat Inc                                                    123,525
      9,700 Tenneco Inc                                                  383,150
     18,200 Williams Companies Inc                                       516,425
                                                                      $3,518,033

HIGHWAYS --- 0.1%
      4,400 Ryder System Inc                                             144,100
                                                                        $144,100

HOLDING & INVEST. OFFICES --- 3.4%
      3,300 Carramerica Realty Corp                                      104,567
      1,500 Centura Banks Inc                                            103,500
     24,616 Chase Manhattan Corp                                       2,695,452
      3,117 Cincinnati Financial Corp                                    438,718
      5,900 Dime Bancorp Inc                                             178,475
      4,100 Duke Realty Investments Inc                                   99,425
      4,200 Equity Residential Properties Trust                          212,360
      2,400 Finova Group Inc                                             119,249
      2,900 Golden State Bancorp*                                        108,388
      1,800 Green Point Financial Corp                                   130,612
      5,600 Health & Retirement Property Trust                           112,000
      7,400 Hibernia Corp                                                139,209
      1,800 Kimco Realty Corp                                             63,450
        450 Liberty Financial Companies Inc                               16,988
      1,900 National Commerce Bancorp                                     66,975
      3,300 New Plan Realty Trust                                         84,150
      1,000 Provident Financial Group Inc                                 48,500
      2,800 Public Storage Inc                                            82,250
      3,100 Republic New York Corp                                       353,980
      2,833 Security Capital Industrial Trust                             70,471
      2,800 Security Capital Pacific Trust                                67,900
      5,900 Southtrust Corp                                              374,278
      9,900 Summit Bancorp                                               527,175
      2,400 TIG Holdings Inc                                              79,649
     13,028 U S Bancorp                                                1,458,315
      1,550 US Industries Inc                                             46,694
      5,000 United Dominion Realty Trust Inc                              69,685
      1,300 Weingarten Realty Investors                                   58,256
         62 Wesco Financial Corp                                          18,600
                                                                      $7,929,271

INDEPENDENT POWER PROD --- 0.1%
        700 Calenergy Inc*                                                20,125
      2,800 Keyspan Energy Corp                                          103,074
      2,300 OGE Energy Corp                                              125,780
      3,700 Wheelabrator Technologies Inc                                 59,429
                                                                        $308,408

INDUSTRIAL SERVICES --- 0.6%
      5,000 Arrow Electronics Inc*                                       162,185
        200 Choisepoint Inc*                                               9,550
      3,300 Comdisco Inc                                                 110,342
        300 Computer Sciences Corp*                                       25,050
        600 Deluxe Corp                                                   20,700
      9,700 Dun & Bradstreet Corp                                        300,089
      3,700 Fluor Corp                                                   138,288
      1,700 Foster Wheeler Corp                                           46,005
      3,100 Informix Corp*                                                14,725
      2,600 National Service Industries Inc                              128,861
      2,700 Olsten Corp                                                   40,500
      2,400 Pitney Bowes Inc                                             215,849
      1,100 Sterling Software Inc*                                        45,100
        400 Sybase Inc*                                                    5,325
        500 TransTexas Gas Corp*                                           7,406
      1,500 Wallace Computer Services Inc                                 58,313
        900 Western Atlas Inc                                             66,600
                                                                      $1,394,888

INSURANCE --- 8.1%
        700 20th Century Industries                                       18,200
      8,400 AON Corp                                                     492,450
      6,100 Aetna Inc                                                    430,428
      1,950 Aflac Inc                                                     99,694
        291 Allegheny Generating Co*                                      82,862
      2,198 Allmerica Financial Corp                                     109,776
     22,103 Allstate Corp                                              2,008,610
      3,500 Ambac Inc                                                    161,000
      1,800 American Bankers Insurance Group Inc                          82,687
      1,900 American Financial Group Inc                                  76,593
     13,860 American General Corp                                        749,299
     26,350 American International Group Inc                           2,865,563
        600 American National Insurance Co                                55,800
        300 CNA Financial Corp*                                           38,325
      9,700 Chubb Capital Corp                                           733,563
      4,200 Cigna Corp                                                   726,860
      6,700 Conseco Inc                                                  304,428
      4,600 Equitable Companies Inc                                      228,850
      2,100 Everest Reinsurance Holdings Inc                              86,625
      4,540 General Re Corp                                              962,480
      6,300 Hartford Financial Services Group Inc                        589,441
      2,600 Horace Mann Educators Corp                                    73,936
      1,500 ING Group                                                     82,950
      4,000 Jefferson-Pilot Corp                                         311,500
      2,400 Leucadia National Corp                                        82,800
      5,800 Lincoln National Corp                                        453,125
      4,100 Loews Corp                                                   435,113
      5,100 MBIA Inc                                                     340,741
      5,500 Marsh & McLennan Companies Inc                               410,091
      1,400 Mercury General Corp                                          77,350
      2,000 Ohio Casualty Corp                                            89,250
      4,950 Old Republic International Corp                              184,076
        500 Progressive Corp                                              59,938
      1,600 Protective Life Corp                                          95,600
      3,406 Provident Companies Inc                                      131,557
      4,900 Providian Financial Corp                                     221,416
      3,400 Reliance Group Holdings Inc                                   48,025
      5,200 Reliastar Financial Corp                                     214,172
      8,000 SafeCo Corp                                                  390,000
      4,800 St Paul Companies Inc                                        393,898
      1,100 The PMI Group Inc                                             79,543
      8,000 Torchmark Corp                                               336,496
      3,600 TransAmerica Corp                                            383,400
      1,000 Transatlantic Holdings Inc                                    71,500
     46,850 Travelers Group Inc                                        2,524,044
      3,200 Travelers Property Casualty Corp                             140,800
      2,000 UICI*                                                         69,750
      6,300 USF&G Corp                                                   138,991
      1,500 Unitrin Inc                                                   96,938
      4,100 Unum Corp                                                    222,938
                                                                     $19,063,472

MFTG - CONSUMER PRODS. --- 4.3%
      4,000 American Greetings Corp                                      156,500
     17,300 Anheuser-Busch Companies Inc                                 761,200
     30,301 Archer-Daniels-Midland Co                                    657,138
      1,500 Brown-Forman Corp Class B                                     82,875
      4,600 Brunswick Corp                                               139,435
      1,800 CPC International Inc                                        194,400
      1,000 Campbell Soup Co                                              58,125
        100 Central Newspapers Inc                                         7,394
      1,800 Chiquita Brands International Inc                             29,362
      2,300 Dean Foods Co                                                136,850
      3,100 Dow Jones & Company Inc                                      166,430
      1,700 Flowers Industries Inc                                        34,955
      2,900 Fruit of the Loom Inc Class A*                                74,313
      2,600 General Mills Inc                                            186,225
     13,900 HJ Heinz Co                                                  706,287
        400 Harcourt General Inc                                          21,900
      5,800 Hasbro Inc                                                   182,700
      2,000 Hershey Foods Corp                                           123,874
        500 Hollinger International Inc                                    7,000
      4,900 IBP Inc                                                      102,591
      4,000 Ikon Office Solutions Inc                                    112,500
      4,000 International Flavors & Fragrances Inc                       206,000
      4,500 Kellogg Co                                                   223,313
      4,800 Knight-Ridder Inc                                            249,600
        100 Lancaster Colony Corp                                          5,638
      1,200 Lee Enterprises Inc                                           35,474
        300 Leggett & Platt Inc                                           12,563
      2,200 Liz Claiborne Inc                                             91,986
      2,600 Masco Corp                                                   132,275
      3,100 McCormick & Company Inc (nonvtg)                              86,800
      4,400 McGraw-Hill Companies Inc                                    325,600
      2,000 Nabisco Holdings Corp Class A                                 96,874
      3,000 New York Times Co Class A                                    198,375
      3,200 Premark International Inc                                     92,800
      6,500 Quaker Oats Co                                               342,875
     18,474 RJR Nabisco Holdings Corp                                    692,775
      5,300 RR Donnelley & Sons Co                                       197,425
        500 Ralston-Ralston Purina Group                                  46,469
      3,700 Readers Digest Association Inc Class A                        87,413
      1,200 Rubbermaid Inc                                                30,000
      1,800 Russell Corp                                                  47,812
     11,100 Sara Lee Corp                                                625,063
      6,100 Shaw Industries Inc                                           70,913
     19,600 Time Warner Inc                                            1,215,200
        400 Tootsie Roll Industries Inc                                   25,000
      1,100 Tribune Co                                                    68,475
        200 Tupperware Corp                                                5,575
      7,300 Tyson Foods Inc Class A                                      149,650
        900 UST Inc                                                       33,243
        300 Unifi Inc                                                     12,206
      2,000 Universal Corp                                                82,250
      5,900 VF Corp                                                      271,028
        100 Valassis Communications Inc*                                   3,700
      4,900 Viad Corp                                                     94,629
        375 Washington Post Co Class B                                   182,438
      6,300 Willamette Industries Inc                                    202,778
        300 Wolverine World Wide Inc                                       6,788
                                                                     $10,193,057

MFTG - INDUSTRIAL PRODS --- 9.2%
        900 ARCO Chemical Co                                              42,018
      2,600 Abbott Laboratories                                          170,461
      5,400 Air Products & Chemicals Inc                                 444,150
      9,400 Aluminum Company of America                                  661,525
      2,200 Armstrong World Industries Inc                               164,450
        700 Bandag Inc                                                    37,406
        400 Bemis Company Inc                                             17,625
      6,400 Bethlehem Steel Corp*                                         55,200
      1,130 Betz Laboratories Inc                                         69,000
      2,300 Bowater Inc                                                  102,205
      2,900 Cabot Corp                                                    80,113
        600 Camco International Inc                                       38,212
      4,300 Case Corp                                                    259,879
     21,600 Caterpillar Inc                                            1,048,939
      5,500 Champion International Corp                                  249,216
        200 Clorox Co                                                     15,812
      1,600 Consolidated Papers Inc                                       85,400
      6,300 Cooper Industries Inc                                        308,700
      4,200 Cooper Tire & Rubber Co                                      102,375
        417 Crane Co                                                      18,087
        300 Crompton & Knowles Corp                                        7,950
      5,000 Crown Cork & Seal Company Inc                                250,625
     14,400 Deere & Co                                                   839,693
     11,000 Dover Corp                                                   397,375
     13,000 Dow Chemical Co                                            1,319,500
     55,300 EI DuPont De Nemours & Co                                  3,321,429
      4,500 Eastman Chemical Co                                          268,029
      4,200 Ethyl Corp                                                    32,285
      4,800 Fort James Corp                                              183,600
      8,900 Goodyear Tire & Rubber Co                                    566,263
      3,400 Great Lakes Chemical Corp                                    152,575
      2,500 Harnischfeger Industries Inc                                  88,280
      2,400 Harsco Corp                                                  103,500
      5,220 IMC Global Inc                                               170,955
      6,800 ITT Industries Inc                                           213,350
     10,000 Illinois Tool Works Inc                                      601,250
      9,600 Ingersoll-Rand Co                                            388,800
      2,800 Inland Steel Industries Inc                                   47,950
        900 International Specialty Products Inc*                         13,443
      2,132 Kimberly-Clark Corp                                          105,133
      6,000 LTV Corp                                                      58,500
      1,700 Lafarge Corp                                                  50,255
      1,500 Lear Corp*                                                    71,250
      3,300 Lubrizol Corp                                                121,688
      2,200 Lyondell Petrochemical Co                                     58,300
      4,200 Mallinckrodt Inc                                             159,600
      2,665 Martin Marietta Materials Inc                                 97,438
      6,000 Mead Corp                                                    168,000
      2,933 Meritor Automotive Inc                                        61,775
      4,400 Millennium Chemicals Inc                                     103,673
     11,900 Minnesota Mining & Manufacturing Co                          976,538
      6,700 Morton International Inc                                     230,313
      1,000 Mylan Laboratories Inc                                        20,937
      3,800 Nalco Chemical Co                                            150,336
      1,000 Nucor Corp                                                    48,312
      2,700 Olin Corp                                                    126,563
      1,200 Owens-Illinois Inc*                                           45,524
      9,400 PPG Industries Inc                                           536,975
      6,350 Parker Hannifin Corp                                         291,306
      2,200 Pentair Inc                                                   79,061
     28,900 Pharmacia & Upjohn Inc                                     1,058,463
      1,500 Potlatch Corp                                                 64,500
      3,625 RPM Inc                                                       55,281
      4,200 Reynolds Metals Co                                           252,000
      9,400 Rockwell International                                       491,150
      2,300 Rohm & Haas Co                                               220,225
      6,200 Sherwin-Williams Co                                          172,050
      4,100 Sigma Aldrich Corp                                           162,975
      3,100 Snap-On Inc                                                  135,238
      4,200 Solutia Inc                                                  112,085
      3,800 Sonoco Products Co                                           131,811
        500 St Joe Corp                                                   45,250
      5,000 Stone Container Corp Series E*                                52,185
      1,100 Tecumseh Products Co Class A                                  53,625
      3,200 Temple-Inland Inc                                            167,398
      2,200 The BF Goodrich Co                                            91,161
      2,700 The Stanley Works                                            127,405
      2,900 The Timken Co                                                 99,688
      2,500 Trinity Industries Inc                                       111,563
      1,200 USG Corp*                                                     58,800
     16,400 USX-Marathon Group                                           553,500
      4,900 USX-US Steel Group                                           153,125
      4,000 Union Camp Corp                                              214,748
      6,600 Union Carbide Corp                                           283,384
      3,800 Unisource Worldwide Inc                                       54,150
        800 Unova Inc*                                                    13,150
      5,050 Westvaco Corp                                                158,757
      2,100 Witco Corp                                                    85,705
      2,900 Worthington Industries Inc                                    47,850
                                                                     $21,726,324

MINING --- 0.3%
      2,600 Alumax Inc*                                                   88,400
      2,400 Asarco Inc                                                    53,849
     11,600 Battle Mountain Gold Co                                       68,150
      5,300 Cyprus Amax Minerals Co                                       81,488
      8,400 Homestake Mining Co                                           74,550
        200 Newmont Gold Co                                                5,962
      3,400 Phelps Dodge Corp                                            211,650
        800 Southern Peru Copper Corp                                     10,700
      1,700 Vulcan Materials Co                                          173,613
                                                                        $768,362

OIL & GAS --- 10.7%
      4,600 Amerada Hess Corp                                            252,425
     27,800 Amoco Corp                                                 2,366,475
      4,000 Apache Corp                                                  140,248
      3,600 Ashland Inc                                                  193,273
     18,300 Atlantic Richfield Co                                      1,466,288
        700 BJ Services Company USA*                                      50,356
      1,100 Baker Hughes Inc                                              47,988
      7,972 Burlington Resources Inc                                     357,241
     37,400 Chevron Corp                                               2,879,800
      5,300 Coastal Corp                                                 328,266
        300 Cooper Cameron Corp*                                          18,300
      5,800 Dresser Industries Inc                                       243,235
      7,248 EEX Corp*                                                     65,685
        600 EVI Inc*                                                      31,050
      1,900 Enron Oil & Gas Co                                            40,255
    140,600 Exxon Corp                                                 8,602,892
        238 Fina Inc                                                      15,232
      1,400 Helmerich & Payne Inc                                         95,025
      2,700 Kerr-McGee Corp                                              170,942
      3,100 Mapco Inc                                                    143,375
      2,000 Mitchell Energy & Development Corp Class A                    58,750
     44,800 Mobil Corp                                                 3,233,978
      2,200 Murphy Oil Corp                                              119,211
      1,400 Noble Affiliates Inc                                          49,350
        600 Noble Drilling Corp*                                          18,375
     18,900 Occidental Petroleum Corp                                    553,997
      6,000 Oryx Energy Co*                                              153,000
      2,100 Pennzoil Co                                                  140,305
     12,300 Phillips Petroleum Co                                        598,088
      3,100 Pioneer Natural Resources Co                                  89,705
      5,900 Santa Fe Energy Resources Inc                                 66,375
      3,800 Sun Company Inc                                              159,836
     30,100 Texaco Inc                                                 1,636,688
        900 Tosco Corp                                                    34,031
      2,700 Transocean Offshore Inc                                      130,105
      4,300 Ultramar Diamond Shamrock Corp                               137,063
      4,400 Union Pacific Resources Group Inc                            106,700
      1,500 Union Texas Petroleum Holdings Inc                            31,218
        300 United Meridian Corp*                                          8,438
     11,000 UnoCal Corp                                                  426,932
      1,400 Valero Energy Corp                                            44,012
      1,700 Weatherford Enterra Inc*                                      74,375
                                                                     $25,378,883

OTHER TRANS. SERVICES --- 0.3%
      2,300 Alexander & Baldwin Inc                                       62,818
      1,300 Caliber System Inc                                            63,293
      1,600 FMC Corp*                                                    107,699
      5,800 Federal Express Corp*                                        354,160
      1,400 GATX Corp                                                    101,587
        200 Tidewater Inc                                                 11,025
                                                                        $700,582

RAILROADS --- 1.3%
      8,882 Burlington Northern Santa Fe Corp                            825,466
     12,400 CSX Corp                                                     669,600
      2,550 Illinois Central Corp Class A                                 86,858
      3,700 Kansas City Southern Industries Inc                          117,475
     21,500 Norfolk Southern Corp                                        662,458
     12,556 Union Pacific Corp                                           783,959
                                                                      $3,145,816

REAL ESTATE --- 0.3%
      1,100 CCB Financial Corp                                           118,250
      5,600 Crescent Real Estate Equities Inc                            220,500
      4,500 Equity Residential PPTY Trust                                142,031
      5,400 Simon Debartolo Group Inc                                    176,510
      2,800 Spieker Properties Inc                                       120,050
        800 Westfield America Inc                                         13,600
                                                                        $790,941

RETAIL TRADE --- 3.6%
      7,400 Albertson's Inc                                              350,575
     13,600 American Stores Co                                           279,643
      5,041 Autoliv Inc                                                  165,093
        260 Barnes & Noble Inc*                                            8,678
        100 Boise Cascade Office Products Corp*                            1,494
        300 Borders Group Inc*                                             9,394
      1,500 Boston Chicken Inc*                                            9,656
      1,300 Corporate Express Inc*                                        16,738
        500 Cracker Barrel Old Country Stores Inc                         16,688
      8,600 Darden Restaurants Inc                                       107,500
      8,700 Dayton Hudson Corp                                           587,250
      6,100 Dillards Inc Class A                                         215,025
        450 Family Dollar Stores Inc                                      13,190
      8,600 Federated Department Stores Inc*                             370,333
     19,800 Food Lion Inc Class A                                        163,350
      9,800 Fortune Brands Inc                                           363,208
      4,000 Fred Meyer Inc*                                              145,500
      9,600 Genuine Parts Co                                             325,795
      3,400 Giant Food Inc Class A                                       114,536
      1,400 Hannaford Brothers Co                                         60,812
     12,700 JC Penney & Company Inc                                      765,962
     27,800 K Mart Corp*                                                 321,424
      1,500 Kroger Co*                                                    55,406
     10,100 Limited Inc                                                  257,550
        800 Lowe's Companies Inc                                          38,150
     13,200 May Department Stores Co                                     695,468
      3,200 McDonald's Corp                                              152,800
      1,200 Mercantile Stores Company Inc                                 73,050
      2,600 Nordstrom Inc                                                156,975
      3,700 Office Depot Inc*                                             88,567
      3,700 Officemax Inc*                                                52,725
        100 Outback Steakhouse Inc*                                        2,875
      1,400 Owens Corning                                                 47,775
      2,196 Payless Shoesource Inc*                                      147,407
      1,400 Pep Boys - Manny Moe & Jack                                   33,425
      2,700 Rite Aid Corp                                                158,455
        500 Saks Holdings Inc*                                            10,344
      7,700 Sears Roebuck & Co                                           348,425
      4,900 Southland Corp*                                               10,413
      3,300 Tandy Corp                                                   127,255
     16,300 Toys R Us Inc*                                               512,423
      3,200 Tricon Global Restaurants*                                    92,998
     15,100 Wal-Mart Stores Inc                                          595,499
        700 Weis Markets Inc                                              24,500
      3,000 Wendy's International Inc                                     72,186
      4,500 Winn-Dixie Stores Inc                                        196,592
      3,700 Woolworth Corp*                                               75,388
                                                                      $8,438,495

SECURITIES & COMMODITIES --- 1.7%
      5,487 AG Edwards Inc                                               218,108
      8,278 Bear Stearns Companies Inc                                   393,205
        700 Donaldson, Lufkin & Jenrette Inc                              55,650
      6,600 Lehman Brothers Holdings Inc                                 336,600
     18,900 Merrill Lynch & Company Inc                                1,378,509
     23,820 Morgan Stanley Group                                       1,408,358
      5,950 Paine Webber Group Inc                                       205,644
        300 United Asset Management Corp                                   7,331
                                                                      $4,003,405

TELEPHONE --- 8.0%
     10,600 Alltel Corp                                                  435,257
     29,500 Ameritech Corp                                             2,374,750
     44,279 Bell Atlantic Corp                                         4,029,389
     56,500 Bellsouth Corp                                             3,181,628
      2,500 Century Telephone Enterprises Inc                            124,530
      9,400 Frontier Corp                                                226,183
     46,200 GTE Corp                                                   2,413,950
     31,900 MCI Communications Corp                                    1,365,703
     43,897 SBC Communications Inc                                     3,215,446
      3,300 Southern New England Telecommunications Corp                 166,030
     24,500 Sprint Corp                                                1,436,313
                                                                     $18,969,179

TRANSPORTATION --- 0.0%
      2,500 CNF Transportation Inc                                        95,938
                                                                         $95,938

TRANSPORTATION EQUIPMENT --- 5.0%
      1,400 Allied-Signal Inc                                             54,512
        700 Borg-Warner Automotive Inc                                    36,400
     33,800 Chrysler Corp                                              1,189,321
      2,000 Cummins Engine Company Inc                                   118,124
      6,000 Dana Corp                                                    285,000
      4,400 Eaton Corp                                                   392,700
      3,400 Echlin Inc                                                   123,036
     64,500 Ford Motor Co                                              3,140,312
      3,100 General Dynamics Corp                                        267,955
     40,400 General Motors Corp Ser D Pfd                              2,449,250
      5,800 General Motors Corp Ser H Pfd                                214,235
      9,769 Lockheed Martin Corp                                         962,247
      4,300 Navistar International Corp*                                 106,692
      2,900 Northrop Grumman Corp                                        333,500
      3,930 Paccar Inc                                                   206,325
      1,100 Sundstrand Corp                                               55,413
      7,000 TRW Inc                                                      373,625
      7,200 Textron Inc                                                  450,000
     18,248 The Boeing Co                                                893,002
      1,000 Thiokol Corp                                                  81,250
      1,900 United Technologies Corp                                     138,343
                                                                     $11,871,242

U.S. GOVERNMENTS --- 0.1%
      7,300 Federal Home Loan Mortgage Corp                              306,140
                                                                        $306,140

UNIT INVESTMENT TRUST --- 0.0%
      3,700 American Water Works Company Inc                             101,054
                                                                        $101,054

WHOLESALE TRADE - INDL --- 0.1%
        700 Jefferson Smurfit Corp*                                        9,888
      1,300 McKesson Corp                                                140,643
                                                                        $150,531

WHOLESALE TRADE -CONSUMER --- 0.2%
      1,475 Bergen Brunswig Corp Class A                                  62,134
      1,700 Costco Companies Inc*                                         75,863
      1,625 Rayonier Inc                                                  69,163
      1,500 Reebok International Ltd*                                     43,218
      3,500 SuperValu Inc                                                146,563
        300 Tech Data Corp*                                               11,663
                                                                        $408,604

TOTAL COMMON STOCK --- 99.0%                                        $234,256,950
(Cost )

SHORT-TERM INVESTMENTS

SECURITIES & COMMODITIES --- 1.0%
  2,403,000 Merrill Lynch & Co Inc                                     2,402,599
                                                                      $2,402,599

TOTAL SHORT-TERM INVESTMENTS --- 1.0%                                 $2,402,599
(Cost $2,402,599)

TOTAL VALUE INDEX PORTFOLIO --- 100.0%                              $236,659,549
(Cost )


The Maxim Series Fund